UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-5954
The Charles Schwab Family of Funds
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)      (Zip code)
Marie Chandoha
The Charles Schwab Family of Funds
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1:	Report(s) to Shareholders.

Semiannual report dated June 30, 2011 enclosed.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

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This wrapper is not part of the shareholder report.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

Semiannual Report
June 30, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the funds. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 5

Schwab Retirement Advantage Money Fund®

Schwab Retirement Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities, driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, time deposits, agency discount notes, and other short-term investment vehicles to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors, including the fund, reduced exposure to European banks and sought investments in countries such as Canada and Australia. Increased investor demand resulted in lower rates in these sectors. The fund had no direct investments in Greek debt during the period, and the fund’s investment adviser was comfortable with the fund’s investments in European institutions.

In addition, a reduction in supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities, and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 39 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	42.4%
16-30 Days	15.2%
31-60 Days	17.2%
61-90 Days	13.4%
91-120 Days	4.9%
More than 120 Days	6.9%

 Statistics

Weighted Average Maturity[2]	39 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of Investments

Commercial Paper
Asset Backed	18.7%
Financial Company	14.1%
Other	1.6%
Certificate of Deposit	28.0%
Government Agency Debt[4]	13.4%
Other Instrument	2.2%
Other Note	5.4%
Variable Rate Demand Note	0.9%
Repurchase Agreement
Government Agency	13.8%
Other	1.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Retirement Advantage Money Fund®

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Retirement
Advantage
Money Fund

Ticker Symbol	SWIXX
Minimum Initial Investment[1]	$25,000

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.13%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.22% to the seven-day yield.

Schwab Retirement Advantage Money Fund® 7

Schwab Investor Money Fund®

Schwab Investor Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities, driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, time deposits, agency discount notes, and other short-term investment vehicles to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors, including the fund, reduced exposure to European banks and sought investments in countries such as Canada and Australia. Increased investor demand resulted in lower rates in these sectors. The fund had no direct investments in Greek debt during the period, and the fund’s investment adviser was comfortable with the fund’s investments in European institutions.

In addition, a reduction in supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities, and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 39 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	39.0%
16-30 Days	17.4%
31-60 Days	23.7%
61-90 Days	9.2%
91-120 Days	3.6%
More than 120 Days	7.1%

 Statistics

Weighted Average Maturity[2]	39 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of Investments

Commercial Paper
Asset Backed	21.4%
Financial Company	11.9%
Other	0.9%
Certificate of Deposit	27.4%
Government Agency Debt[4]	12.9%
Other Instrument	2.4%
Other Note	7.8%
Variable Rate Demand Note	0.5%
Repurchase Agreement
Government Agency	14.1%
Other	0.7%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

8 Schwab Investor Money Fund®

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Investor
Money Fund

Ticker Symbol	SWRXX
Minimum Initial Investment[1]	$1 Retirement Plan Participants
$2,500 Other Investors

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.36% to the seven-day yield.

Schwab Investor Money Fund® 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab Retirement Advantage Money Fund®
Actual Return	0.29%	$1,000	$1,000.10	$1.44
Hypothetical 5% Return	0.29%	$1,000	$1,023.36	$1.45

Schwab Investor Money Fund®
Actual Return	0.29%	$1,000	$1,000.10	$1.44
Hypothetical 5% Return	0.29%	$1,000	$1,023.36	$1.45

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	—		0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[3]	0.01		0.20		2.56	4.96	4.67

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[4,5]	0.34	[5]	0.44	[5,6]	0.48 [6]	0.48	0.49
Gross operating expenses	0.60	[4]	0.60		0.62		0.60	0.62	0.64
Net investment income (loss)	0.01	[4]	0.01		0.20		2.52	4.85	4.59
Net assets, end of period ($ x 1,000,000)	869		873		954		984	946	802

* Unaudited.

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $471,270.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.41% for 2009 and 0.47% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been included.

See financial notes 11

 Schwab Retirement Advantage Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

71.5%		Fixed-Rate Obligations	620,907,237	620,907,237
13.1%		Variable-Rate Obligations	113,769,677	113,769,677
15.8%		Repurchase Agreements	137,110,498	137,110,498

100.4%		Total Investments	871,787,412	871,787,412
(0	.4)%	Other Assets and Liabilities, Net		(3,096,215)

100.0%		Net Assets		868,691,197

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 71.5% of net assets

Asset Backed Commercial Paper 18.8%
Alpine Securitization Corp	a,b,c	0.05%		07/05/11	1,000,000	999,994
	a,b,c	0.22%		08/02/11	4,000,000	3,999,218
	a,b,c	0.21%		08/08/11	1,000,000	999,778

Amsterdam Funding Corp	a,b,c	0.21%		09/28/11	3,000,000	2,998,443

Atlantic Asset Securitization, LLC	a,b,c	0.16%		07/21/11	2,000,000	1,999,822
	a,b,c	0.17%		07/21/11	1,000,000	999,906

Atlantis One Funding Corp	a,b,c	0.37%		09/29/11	1,000,000	999,075
	a,b,c	0.26%		12/06/11	8,000,000	7,990,871

Barton Capital, LLC	a,b,c	0.23%		07/12/11	3,000,000	2,999,789

CAFCO, LLC	a,b,c	0.41%		07/20/11	3,000,000	2,999,351
	a,b,c	0.41%		07/27/11	4,000,000	3,998,816

Cancara Asset Securitisation, LLC	a,b,c	0.45%		07/15/11	3,000,000	2,999,475
	a,b,c	0.45%		07/25/11	1,000,000	999,700
	a,b,c	0.45%		07/26/11	4,000,000	3,998,750
	a,b,c	0.45%		09/07/11	5,000,000	4,995,750

Chariot Funding, LLC	a,b,c	0.13%		07/12/11	1,000,000	999,960
	a,b,c	0.14%		07/27/11	1,000,000	999,899

Ciesco, LLC	a,b,c	0.41%		08/03/11	5,000,000	4,998,121

CRC Funding, LLC	a,b,c	0.41%		07/15/11	5,000,000	4,999,203
	a,b,c	0.41%		08/04/11	1,000,000	999,613
	a,b,c	0.41%		08/05/11	2,000,000	1,999,203

Fairway Finance Co, LLC	a,b,c	0.20%		07/26/11	2,000,000	1,999,722

Gemini Securitization Corp, LLC	a,b,c	0.20%		08/18/11	9,032,000	9,029,592

12 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.20%		09/15/11	3,000,000	2,998,733

Govco, LLC	a,b,c	0.20%		08/31/11	15,000,000	14,994,917

Grampian Funding, LLC	a,b,c	0.26%		07/14/11	1,000,000	999,906
	a,b,c	0.46%		09/01/11	3,000,000	2,997,623
	a,b,c	0.38%		11/18/11	2,000,000	1,997,044

Market Street Funding Corp	a,b,c	0.27%		07/06/11	2,000,000	1,999,925
	a,b,c	0.22%		07/26/11	2,000,000	1,999,694

Nieuw Amsterdam Receivables Corp	a,b,c	0.20%		09/12/11	3,000,000	2,998,783
	a,b,c	0.21%		09/21/11	2,000,000	1,999,043

Old Line Funding, LLC	a,b,c	0.21%		07/05/11	5,000,000	4,999,883
	a,b,c	0.18%		08/30/11	6,000,000	5,998,200

Sheffield Receivables Corp	a,b,c	0.15%		08/05/11	1,000,000	999,854
	a,b,c	0.18%		08/24/11	12,000,000	11,996,760

Solitaire Funding, LLC	a,b,c	0.26%		07/14/11	2,000,000	1,999,812
	a,b,c	0.26%		07/19/11	1,000,000	999,870
	a,b,c	0.25%		07/26/11	5,000,000	4,999,132
	a,b,c	0.25%		07/28/11	3,000,000	2,999,438

Starbird Funding Corp	a,b,c	0.24%		07/15/11	2,000,000	1,999,813
	a,b,c	0.24%		07/19/11	3,000,000	2,999,640

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.23%		07/20/11	6,000,000	5,999,272
	a,b,c	0.20%		08/10/11	2,000,000	1,999,556

Variable Funding Capital Corp	a,b,c	0.15%		07/21/11	6,000,000	5,999,500

Windmill Funding Corp	a,b,c	0.22%		07/08/11	1,000,000	999,957
	a,b,c	0.21%		10/03/11	1,000,000	999,452
	a,b,c	0.22%		10/05/11	4,000,000	3,997,653

						162,977,511

Financial Company Commercial Paper 12.6%
Australia & New Zealand Banking Group Ltd		0.25%		12/16/11	6,000,000	5,993,000

Bank of America Corp		0.27%		07/14/11	8,000,000	7,999,220

BNZ International Funding Ltd	a	0.22%		09/21/11	1,000,000	999,499

Citigroup Funding, Inc	a	0.22%		07/20/11	5,000,000	4,999,419
	a	0.40%		08/23/11	1,000,000	999,411
	a	0.39%		09/08/11	6,000,000	5,995,515

Commonwealth Bank of Australia	c	0.18%		09/14/11	13,000,000	12,995,125

Danske Corp	a,c	0.24%		08/18/11	3,000,000	2,999,040

DnB NOR Bank ASA		0.34%		08/26/11	3,000,000	2,998,413
		0.27%		12/01/11	3,000,000	2,996,621

General Electric Capital Corp		0.10%		08/29/11	7,000,000	6,998,853

ING (U.S.) Funding LLC	a	0.12%		07/05/11	9,000,000	8,999,880
	a	0.23%		09/29/11	4,000,000	3,997,700
	a	0.22%		10/06/11	4,000,000	3,997,629

Lloyds TSB Bank Plc		0.27%		09/26/11	1,000,000	999,348

See financial notes 13

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Nationwide Building Society		0.27%		07/27/11	1,000,000	999,805
		0.48%		09/08/11	3,000,000	2,997,240

Nordea North America, Inc	a	0.19%		09/22/11	7,000,000	6,996,934
	a	0.26%		11/29/11	1,000,000	998,909
	a	0.23%		12/07/11	3,000,000	2,996,953

NRW.BANK		0.24%		08/15/11	1,000,000	999,700

Skandinaviska Enskilda Banken AB		0.33%		08/05/11	2,000,000	1,999,358

Societe Generale North America, Inc	a	0.11%		07/05/11	7,000,000	6,999,915
	a	0.54%		09/08/11	3,000,000	2,996,895

State Street Corp		0.22%		12/15/11	4,000,000	3,995,918

Svenska Handelsbanken Inc	a	0.21%		07/21/11	4,000,000	3,999,533

						109,949,833

Other Commercial Paper 1.6%
Illinois Regional Transportation Auth
GO CP Sub Working Cash Notes	a	0.20%		07/27/11	4,000,000	4,000,000

Reckitt Benckiser Treasury Services PLC	a,c	0.46%		02/10/12	3,000,000	2,991,413

Sanofi	c	0.34%		09/12/11	5,000,000	4,996,553
	c	0.33%		09/14/11	2,000,000	1,998,625

						13,986,591

Certificate of Deposit 20.3%
Abbey National Treasury Services Plc	a	0.45%		07/01/11	1,000,000	1,000,000
	a	0.43%		08/02/11	3,000,000	3,000,000

Bank of Nova Scotia		0.11%		07/13/11	6,000,000	6,000,000
		0.17%		09/16/11	4,000,000	4,000,000
		0.18%		10/03/11	3,000,000	3,000,000
		0.24%		11/17/11	4,000,000	4,000,000

Bank of the West		0.26%		07/20/11	5,000,000	5,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.52%		07/27/11	1,000,000	1,000,000

BNP Paribas		0.45%		07/13/11	4,000,000	4,000,000
		0.46%		07/15/11	1,000,000	1,000,000
		0.54%		08/25/11	3,000,000	3,000,000
		0.54%		09/07/11	1,000,000	1,000,000
		0.54%		09/14/11	5,000,000	5,000,000
		0.52%		09/23/11	2,000,000	2,000,000
		0.54%		11/02/11	7,000,000	7,000,000

Chase Bank USA, NA		0.15%		08/26/11	7,000,000	7,000,000

Citibank, NA		0.20%		07/27/11	1,000,000	1,000,000
		0.20%		10/21/11	7,000,000	7,000,000

Commerzbank AG		0.11%		07/05/11	9,000,000	9,000,000

Deutsche Bank AG		0.24%		07/05/11	3,000,000	3,000,000
		0.31%		07/22/11	4,000,000	4,000,000
		0.31%		08/01/11	3,000,000	3,000,000
		0.20%		09/27/11	4,000,000	4,000,000

14 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Lloyds TSB Bank Plc		0.28%		07/19/11	4,000,000	4,000,000
		0.45%		10/04/11	3,000,000	3,000,000

Mitsubishi UFJ Trust & Banking Corp		0.15%		07/06/11	7,000,000	7,000,000

National Australia Bank Ltd		0.25%		07/07/11	8,000,000	8,000,000
		0.20%		07/26/11	3,000,000	3,000,000
		0.23%		12/08/11	1,000,000	1,000,000

Nordea Bank Finland Plc		0.18%		09/23/11	1,000,000	999,954
		0.25%		11/15/11	5,000,000	5,000,000

Royal Bank of Scotland Plc		0.64%		07/19/11	2,000,000	2,000,000
		1.00%		08/24/11	10,000,000	10,000,000

Skandinaviska Enskilda Banken AB		0.29%		10/07/11	1,000,000	999,946

Societe Generale		0.11%		07/05/11	1,000,000	1,000,000
		0.50%		10/03/11	5,000,000	5,000,000
		0.41%		10/18/11	1,000,000	1,000,000

Sumitomo Mitsui Banking Corp		0.14%		07/07/11	3,000,000	3,000,000

Sumitomo Trust & Banking Co. Ltd.		0.40%		07/25/11	2,000,000	2,000,000
		0.42%		08/25/11	3,000,000	3,000,023

Svenska Handelsbanken AB		0.20%		09/02/11	6,000,000	6,000,052
		0.21%		10/04/11	2,000,000	2,000,026

Toronto-Dominion Bank		0.14%		08/30/11	3,000,000	3,000,000

UBS AG		0.39%		09/12/11	7,000,000	7,000,000
		0.28%		12/13/11	6,000,000	6,000,000

Union Bank, NA		0.15%		08/22/11	4,000,000	4,000,000

						176,000,001

Government Agency Debt 11.7%
Fannie Mae		0.03%		07/14/11	3,000,000	2,999,968
		0.03%		07/15/11	12,000,000	11,999,860

Federal Home Loan Bank		0.05%		07/01/11	5,000,000	5,000,000
		0.02%		07/08/11	10,000,000	9,999,957
		0.05%		07/15/11	1,000,000	999,983
		0.07%		07/21/11	1,000,000	999,961
		0.05%		07/22/11	13,000,000	12,999,621
		0.04%		08/03/11	1,000,000	999,963
		0.07%		08/05/11	9,000,000	8,999,388
		0.08%		08/05/11	1,000,000	999,922
		0.07%		08/19/11	7,000,000	6,999,333

Freddie Mac		0.02%		07/01/11	1,000,000	1,000,000
		0.05%		07/01/11	1,000,000	1,000,000

Straight A Funding, LLC	a,b,c,f	0.23%		07/01/11	20,000,000	20,000,000
	a,b,c,f	0.19%		07/25/11	10,000,000	9,998,733
	a,b,c,f	0.18%		08/03/11	7,000,000	6,998,845

						101,995,534

Other Instrument 2.2%
Australia & New Zealand Banking Group Ltd	j	0.10%		07/01/11	4,000,000	4,000,000
	j	0.12%		07/06/11	3,000,000	3,000,000

See financial notes 15

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Bank of America, NA	h	0.40%		09/06/11	3,000,000	2,997,767

Citibank, NA	j	0.13%		07/06/11	9,000,000	9,000,000

						18,997,767

Other Note 4.3%
Bank of America, NA	g	0.31%		07/01/11	1,000,000	1,000,000
	g	0.31%		07/11/11	5,000,000	5,000,000
	g	0.27%		08/03/11	20,000,000	20,000,000
	g	0.29%		08/04/11	3,000,000	3,000,000
	g	0.24%		10/13/11	1,000,000	1,000,000
	g	0.24%		11/01/11	1,000,000	1,000,000
	g	0.30%		12/19/11	6,000,000	6,000,000

						37,000,000

Total Fixed-Rate Obligations
(Cost $620,907,237)						620,907,237

Variable-Rate Obligations 13.1% of net assets

Financial Company Commercial Paper 1.5%
Commonwealth Bank of Australia	c	0.28%	08/18/11	05/18/12	13,000,000	13,000,000

Certificate of Deposit 7.8%
Barclays Bank Plc		0.69%	07/15/11	10/17/11	7,000,000	7,000,000

Canadian Imperial Bank of Commerce		0.24%	07/28/11	12/28/11	10,000,000	10,000,000
		0.24%	07/05/11	01/03/12	2,000,000	2,000,000

Credit Suisse AG		0.26%	07/05/11	12/01/11	10,000,000	10,000,000

Rabobank Nederland		0.26%	07/07/11	10/07/11	16,000,000	16,000,000
		0.27%	07/05/11	12/05/11	5,000,000	5,000,000

Royal Bank of Canada		0.27%	07/01/11	03/27/12	6,000,000	6,000,000

Royal Bank of Scotland Plc		0.43%	07/18/11	09/13/11	4,000,000	4,000,000

Westpac Banking Corp		0.28%	07/01/11	05/01/12	5,000,000	5,000,000
		0.28%	07/05/11	07/03/12	3,000,000	3,000,000

						68,000,000

Government Agency Debt 1.7%
Freddie Mac		0.14%	07/11/11	05/10/12	15,000,000	15,000,000

Variable Rate Demand Note 0.9%
New York City IDA
Revenue Bonds (Allway Tools) Series 1997	a	0.44%		07/07/11	105,000	105,000

Palm Springs, CA
Certificates of Participation Series 2002A	a	0.35%		07/07/11	7,605,000	7,605,000

						7,710,000

Other Note 1.2%
JPMorgan Chase Bank, NA	i	0.23%	07/21/11	07/20/12	10,000,000	10,000,000

16 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	59,677	59,677

						10,059,677

Total Variable-Rate Obligations
(Cost $113,769,677)						113,769,677

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 15.8% of net assets

Government Agency Repurchase Agreement 13.8%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $6,240,001, issued 06/14/11, due 07/01/11.		0.10%		07/01/11	6,000,283	6,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $5,200,000, issued 06/23/11, due 07/08/11.		0.06%		07/07/11	5,000,117	5,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $10,400,001, issued 06/23/11, due 07/07/11.		0.06%		07/07/11	10,000,234	10,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $19,570,000, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	19,000,042	19,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $5,213,550, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	5,110,502	5,110,498

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $72,800,000, issued 06/30/11, due 07/01/11.		0.06%		07/01/11	70,000,117	70,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $5,200,001, issued 06/29/11, due 07/20/11.		0.13%		07/07/11	5,000,144	5,000,000

						120,110,498

Other Repurchase Agreement 2.0%
Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $2,100,001, issued 03/01/11, due 07/01/11.		0.65%		07/01/11	2,004,406	2,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $3,150,021, issued 03/17/11, due 07/14/11.	d	0.62%		07/14/11	3,006,148	3,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $2,100,005, issued 03/21/11, due 07/19/11.	d	0.63%		07/19/11	2,004,200	2,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $2,100,004, issued 03/24/11, due 07/19/11.	d	0.63%		07/19/11	2,004,095	2,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $2,100,018, issued 03/01/11, due 08/01/11.	d	0.71%		08/01/11	2,006,035	2,000,000

See financial notes 17

 Schwab Retirement Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $6,300,012, issued 06/24/11, due 10/24/11.	d	0.57%		10/24/11	6,011,590	6,000,000

						17,000,000

Total Repurchase Agreements
(Cost $137,110,498)						137,110,498

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $871,787,412.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $239,015,522 or 27.5% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $15,059,677 or 1.7% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Bank Note
h	Bankers Acceptance
i	Extendible Note - Investor Option
j	Time Deposit

GO —	General obligation
IDA —	Industrial development agency/authority

18 See financial notes

 Schwab Retirement Advantage Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$734,676,914
Repurchase agreements, at cost and value	+	137,110,498

Total investments, at cost and value (Note 2a)		871,787,412
Receivables:
Investments sold		205,000
Fund shares sold		1,173,741
Interest		284,363

Total assets		873,450,516

Liabilities

Payables:
Shareholder services fees		14,660
Fund shares redeemed		4,714,602
Distributions to shareholders		3,596
Accrued expenses	+	26,461

Total liabilities		4,759,319

Net Assets

Total assets		873,450,516
Total liabilities	−	4,759,319

Net assets		$868,691,197

Net Assets by Source
Capital received from investors		868,661,958
Net investment income not yet distributed		29,239

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$868,691,197		868,691,197		$1.00

See financial notes 19

 Schwab Retirement Advantage Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$1,299,669

Expenses

Investment adviser and administrator fees		1,509,761
Shareholder service fees		948,993
Portfolio accounting fees		31,413
Custodian fees		21,200
Trustees’ fees		16,901
Registration fees		15,376
Professional fees		13,746
Transfer agent fees		8,003
Shareholder reports		1,573
Other expenses	+	11,671

Total expenses		2,578,637
Expense reduction by CSIM and/or Schwab	−	1,322,071
Custody credits	−	36

Net expenses	−	1,256,530

Net investment income		43,139

Increase in net assets resulting from operations		$43,139

20 See financial notes

 Schwab Retirement Advantage Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$43,139	$88,624
Net realized gains	+	—	497,984

Increase in net assets from operations		43,139	586,608

Distributions to Shareholders

Distributions from net investment income		(43,139)	(88,624)

Transactions in Fund Shares*

Shares sold		286,003,077	437,892,659
Shares reinvested		39,459	88,250
Shares redeemed	+	(290,127,669)	(519,558,779)

Net transactions in fund shares		(4,085,133)	(81,577,870)

Net Assets

Beginning of period		872,776,330	953,856,216
Total decrease	+	(4,085,133)	(81,079,886)

End of period		$868,691,197	$872,776,330

Net investment income not yet distributed		$29,239	$29,239

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 21

Schwab Investor Money Fund®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	—		0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[3]	0.01		0.16		2.41	4.82	4.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[4,5]	0.34	[5]	0.51	[5,6]	0.60	0.62	0.67
Gross operating expenses	0.62	[4]	0.62		0.64		0.62	0.63	0.67
Net investment income (loss)	0.01	[4]	0.01		0.17		2.37	4.71	4.50
Net assets, end of period ($ x 1,000,000)	1,358		1,495		1,832		2,360	2,089	1,314

* Unaudited.

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $1,351,086.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.48% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

22 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

72.7%	Fixed-Rate Obligations	987,845,018	987,845,018
12.4%	Variable-Rate Obligations	168,008,914	168,008,914
14.9%	Repurchase Agreements	201,892,356	201,892,356

100.0%	Total Investments	1,357,746,288	1,357,746,288
0.0%	Other Assets and Liabilities, Net		(8,720)

100.0%	Net Assets		1,357,737,568

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 72.7% of net assets

Asset Backed Commercial Paper 21.4%
Alpine Securitization Corp	a,b,c	0.16%		08/16/11	5,000,000	4,998,978

Amsterdam Funding Corp	a,b,c	0.22%		07/21/11	10,000,000	9,998,778
	a,b,c	0.20%		09/20/11	1,000,000	999,550

Argento Variable Funding Co, LLC	a,b,c	0.46%		08/15/11	1,000,000	999,425
	a,b,c	0.22%		08/25/11	6,000,000	5,997,983

Atlantic Asset Securitization, LLC	a,b,c	0.15%		07/06/11	1,000,000	999,979

Atlantis One Funding Corp	a,b,c	0.14%		07/19/11	5,000,000	4,999,650
	a,b,c	0.19%		08/12/11	16,000,000	15,996,453
	a,b,c	0.37%		09/29/11	1,000,000	999,075
	a,b,c	0.27%		12/02/11	2,000,000	1,997,690
	a,b,c	0.25%		12/06/11	4,000,000	3,995,611
	a,b,c	0.26%		12/20/11	1,000,000	998,758

Barton Capital, LLC	a,b,c	0.22%		07/26/11	9,000,000	8,998,625

CAFCO, LLC	a,b,c	0.41%		07/15/11	5,000,000	4,999,203
	a,b,c	0.41%		07/20/11	5,000,000	4,998,918
	a,b,c	0.41%		08/04/11	3,000,000	2,998,838

Cancara Asset Securitisation, LLC	a,b,c	0.15%		07/01/11	2,000,000	2,000,000
	a,b,c	0.45%		07/13/11	6,000,000	5,999,100
	a,b,c	0.45%		07/15/11	4,000,000	3,999,300
	a,b,c	0.45%		07/26/11	1,000,000	999,688
	a,b,c	0.22%		09/07/11	6,500,000	6,497,299

Chariot Funding, LLC	a,b,c	0.16%		07/06/11	10,000,000	9,999,778

Ciesco, LLC	a,b,c	0.41%		07/11/11	3,000,000	2,999,658
	a,b,c	0.41%		07/20/11	3,000,000	2,999,351
	a,b,c	0.41%		08/29/11	1,000,000	999,328

See financial notes 23

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

CRC Funding, LLC	a,b,c	0.41%		07/14/11	3,000,000	2,999,556
	a,b,c	0.41%		08/05/11	10,000,000	9,996,014
	a,b,c	0.41%		08/15/11	3,000,000	2,998,463

Fairway Finance Co, LLC	a,b,c	0.20%		07/26/11	1,019,000	1,018,859

Falcon Asset Securitization Corp	a,b,c	0.13%		07/14/11	13,000,000	12,999,390
	a,b,c	0.17%		08/11/11	5,000,000	4,999,032

Gemini Securitization Corp, LLC	a,b,c	0.20%		09/01/11	20,000,000	19,993,111

Govco, LLC	a,b,c	0.20%		08/29/11	6,000,000	5,998,033
	a,b,c	0.20%		09/02/11	4,000,000	3,998,600
	a,b,c	0.19%		09/28/11	1,000,000	999,530
	a,b,c	0.29%		12/16/11	1,000,000	998,647

Grampian Funding, LLC	a,b,c	0.47%		07/05/11	3,000,000	2,999,843
	a,b,c	0.46%		08/15/11	5,000,000	4,997,125
	a,b,c	0.33%		11/07/11	2,000,000	1,997,635
	a,b,c	0.38%		11/18/11	2,000,000	1,997,044

Jupiter Securitization Corp	a,b,c	0.13%		07/13/11	3,000,000	2,999,870

Market Street Funding Corp	a,b,c	0.27%		07/06/11	4,000,000	3,999,850

Nieuw Amsterdam Receivables Corp	a,b,c	0.26%		07/08/11	3,000,000	2,999,848
	a,b,c	0.22%		08/05/11	6,000,000	5,998,717

Sheffield Receivables Corp	a,b,c	0.18%		08/24/11	7,000,000	6,998,110
	a,b,c	0.24%		12/09/11	15,000,000	14,983,900

Solitaire Funding, LLC	a,b,c	0.43%		07/14/11	1,000,000	999,845
	a,b,c	0.26%		07/19/11	3,000,000	2,999,610
	a,b,c	0.25%		08/03/11	10,000,000	9,997,708

Starbird Funding Corp	a,b,c	0.24%		07/15/11	6,000,000	5,999,440
	a,b,c	0.21%		09/21/11	2,000,000	1,999,043

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.23%		07/20/11	6,000,000	5,999,272
	a,b,c	0.20%		08/10/11	2,000,000	1,999,556

Thunder Bay Funding, LLC	a,b,c	0.20%		08/02/11	11,000,000	10,998,044

Variable Funding Capital Corp	a,b,c	0.15%		07/21/11	4,000,000	3,999,667
	a,b,c	0.15%		07/28/11	2,000,000	1,999,775
	a,b,c	0.15%		08/02/11	3,000,000	2,999,600
	a,b,c	0.15%		08/05/11	1,000,000	999,854

Windmill Funding Corp	a,b,c	0.28%		07/06/11	1,000,000	999,961
	a,b,c	0.22%		07/22/11	5,000,000	4,999,358
	a,b,c	0.20%		08/17/11	5,000,000	4,998,694

						290,431,620

Financial Company Commercial Paper 10.5%
Australia & New Zealand Banking Group Ltd		0.20%		10/03/11	5,000,000	4,997,389

Bank of America Corp		0.23%		07/14/11	13,000,000	12,998,920

Citigroup Funding, Inc	a	0.25%		07/14/11	9,000,000	8,999,188
	a	0.22%		07/20/11	1,000,000	999,884
	a	0.40%		08/04/11	4,000,000	3,998,489
	a	0.20%		08/16/11	3,000,000	2,999,233
	a	0.39%		09/08/11	2,000,000	1,998,505

24 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Commonwealth Bank of Australia	c	0.17%		09/15/11	10,000,000	9,996,411
	c	0.23%		11/14/11	2,000,000	1,998,262

Danske Corp	a,c	0.24%		08/18/11	3,000,000	2,999,040
	a,c	0.25%		09/27/11	2,000,000	1,998,778

DnB NOR Bank ASA		0.34%		08/26/11	11,000,000	10,994,182

General Electric Capital Corp		0.10%		08/29/11	28,000,000	27,995,411
		0.24%		01/11/12	2,000,000	1,997,413

ING (U.S.) Funding LLC	a	0.24%		09/23/11	12,000,000	11,993,420

Nationwide Building Society		0.27%		07/27/11	1,000,000	999,805
		0.48%		09/08/11	4,000,000	3,996,320
		0.49%		09/19/11	1,000,000	998,911

Nordea North America, Inc	a	0.19%		09/22/11	11,000,000	10,995,182
	a	0.20%		10/07/11	5,000,000	4,997,278

Skandinaviska Enskilda Banken AB		0.38%		07/05/11	1,000,000	999,958
		0.33%		08/05/11	1,000,000	999,679

Societe Generale North America, Inc	a	0.54%		09/08/11	6,000,000	5,993,790

State Street Corp		0.22%		12/15/11	3,000,000	2,996,938

Westpac Securities NZ Ltd	a,c	0.23%		07/26/11	3,000,000	2,999,521

						142,941,907

Other Commercial Paper 0.9%
Reckitt Benckiser Treasury Services PLC	a,c	0.46%		02/10/12	5,000,000	4,985,689

Sanofi	c	0.34%		09/19/11	2,000,000	1,998,489
	c	0.33%		09/20/11	2,000,000	1,998,515
	c	0.22%		12/15/11	3,000,000	2,996,938

						11,979,631

Certificate of Deposit 21.6%
Abbey National Treasury Services Plc	a	0.45%		07/01/11	6,000,000	6,000,000

Bank of Nova Scotia		0.18%		08/12/11	7,000,000	7,000,000
		0.18%		08/23/11	11,000,000	11,000,000
		0.18%		10/04/11	1,000,000	1,000,000
		0.24%		12/20/11	4,000,000	4,000,000

Bank of the West		0.26%		07/21/11	1,000,000	1,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.47%		07/07/11	7,000,000	7,000,000
		0.50%		07/22/11	6,000,000	6,000,000

BNP Paribas		0.45%		07/05/11	8,000,000	8,000,000
		0.45%		07/18/11	10,000,000	10,000,000
		0.54%		08/23/11	26,000,000	26,000,000
		0.54%		09/14/11	1,000,000	1,000,000
		0.54%		11/02/11	7,000,000	7,000,000

Chase Bank USA, NA		0.15%		08/26/11	8,000,000	8,000,000

Citibank, NA		0.20%		07/27/11	13,000,000	13,000,000
		0.18%		08/25/11	5,000,000	5,000,000

See financial notes 25

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Commerzbank AG		0.11%		07/05/11	6,000,000	6,000,000
		0.11%		07/06/11	7,000,000	7,000,000

Credit Suisse AG		0.19%		09/28/11	6,000,000	6,000,000

Deutsche Bank AG		0.31%		08/01/11	8,000,000	8,000,000
		0.24%		08/22/11	14,000,000	14,000,000

DnB NOR Bank ASA		0.25%		12/06/11	5,000,000	5,000,000

Lloyds TSB Bank Plc		0.45%		10/04/11	5,000,000	5,000,000

National Australia Bank Ltd		0.25%		07/07/11	13,000,000	13,000,000
		0.23%		12/08/11	5,000,000	5,000,000

Nordea Bank Finland Plc		0.27%		07/18/11	10,000,000	10,000,000

Royal Bank of Scotland Plc		0.51%		08/18/11	1,000,000	1,000,000
		1.00%		08/24/11	20,000,000	20,000,000
		0.82%		04/19/12	4,000,000	4,000,000

Skandinaviska Enskilda Banken AB		0.29%		10/07/11	3,000,000	2,999,837

Societe Generale		0.10%		07/06/11	10,000,000	10,000,000
		0.50%		10/03/11	8,000,000	8,000,000

Sumitomo Mitsui Banking Corp		0.14%		07/07/11	6,000,000	6,000,000

Sumitomo Trust & Banking Co. Ltd.		0.42%		08/25/11	2,000,000	2,000,015

Svenska Handelsbanken AB		0.20%		09/02/11	14,000,000	14,000,122

Toronto-Dominion Bank		0.14%		08/30/11	6,000,000	6,000,000
		0.28%		11/08/11	3,000,000	3,000,919

UBS AG		0.39%		09/12/11	1,000,000	1,000,000
		0.39%		09/14/11	7,000,000	7,000,000
		0.28%		12/13/11	1,000,000	1,000,000

Union Bank, NA		0.25%		08/17/11	5,000,000	5,000,000

Westpac Banking Corp		0.23%		12/08/11	2,000,000	2,000,000

						293,000,893

Government Agency Debt 11.0%
Fannie Mae		0.03%		07/14/11	15,000,000	14,999,838
		0.07%		08/09/11	10,000,000	9,999,242

Federal Home Loan Bank		0.04%		07/05/11	6,000,000	5,999,973
		0.02%		07/08/11	15,000,000	14,999,936
		0.07%		07/21/11	19,000,000	18,999,261
		0.05%		07/22/11	20,000,000	19,999,417
		0.04%		08/05/11	3,000,000	2,999,883
		0.06%		08/05/11	10,000,000	9,999,465
		0.08%		08/05/11	2,500,000	2,499,806

Straight A Funding, LLC	a,b,c,f	0.23%		07/01/11	15,000,000	15,000,000
	a,b,c,f	0.20%		07/06/11	11,000,000	10,999,694
	a,b,c,f	0.19%		07/25/11	22,000,000	21,997,213
	a,b,c,f	0.17%		08/11/11	1,000,000	999,806

						149,493,534

26 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Other Instrument 2.4%
Australia & New Zealand Banking Group Ltd	l	0.10%		07/01/11	12,000,000	12,000,000
	l	0.12%		07/06/11	2,000,000	2,000,000

Bank of America, NA	i	0.40%		09/16/11	3,000,000	2,997,433

Citibank, NA	l	0.13%		07/06/11	16,000,000	16,000,000

						32,997,433

Other Note 4.9%
Bank of America, NA	h	0.31%		07/01/11	6,000,000	6,000,000
	h	0.27%		08/03/11	9,000,000	9,000,000
	h	0.19%		08/12/11	13,000,000	13,000,000
	h	0.26%		10/03/11	5,000,000	5,000,000
	h	0.24%		10/13/11	16,000,000	16,000,000
	h	0.28%		11/08/11	13,000,000	13,000,000

Goldman Sachs Group, Inc	c,d,k	1.02%		08/02/11	5,000,000	5,000,000

						67,000,000

Total Fixed-Rate Obligations
(Cost $987,845,018)						987,845,018

Variable-Rate Obligations 12.4% of net assets

Financial Company Commercial Paper 1.4%
Commonwealth Bank of Australia	c	0.28%	08/18/11	05/18/12	5,000,000	5,000,000

Westpac Banking Corp	c	0.28%	07/18/11	09/16/11	14,000,000	14,000,000

						19,000,000

Certificate of Deposit 5.8%
Barclays Bank Plc		0.69%	07/15/11	10/17/11	6,000,000	6,000,000

Canadian Imperial Bank of Commerce		0.24%	07/28/11	12/28/11	15,000,000	15,000,000
		0.24%	07/05/11	01/03/12	5,000,000	5,000,000

Credit Suisse AG		0.26%	07/05/11	12/01/11	8,000,000	8,000,000

National Australia Bank Ltd		0.22%	07/05/11	10/05/11	2,000,000	2,000,000

Rabobank Nederland		0.26%	07/07/11	10/07/11	10,000,000	10,000,000
		0.27%	07/26/11	03/26/12	7,000,000	7,000,000

Royal Bank of Canada		0.27%	07/01/11	03/27/12	3,000,000	3,000,000

Toronto-Dominion Bank		0.26%	07/28/11	10/28/11	3,000,000	3,000,000

Westpac Banking Corp		0.28%	07/01/11	05/01/12	13,000,000	13,000,000
		0.28%	07/05/11	07/03/12	7,000,000	7,000,000

						79,000,000

Government Agency Debt 1.9%
Freddie Mac		0.14%	07/11/11	05/10/12	25,000,000	25,000,000

Variable Rate Demand Note 0.5%
Eagle Cnty, CO
Housing Facilities RB (BC Housing, LLC) Series 1997B	a	0.18%		07/07/11	1,500,000	1,500,000

See financial notes 27

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Labcon North America
Taxable Demand Bonds Series 2010	a	0.23%		07/07/11	2,370,000	2,370,000

Texas
General Obligation Refunding Bonds (Veterans Land) Series 2006A	g	0.19%		07/07/11	1,940,000	1,940,000
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2	g	0.19%		07/07/11	1,000,000	1,000,000

						6,810,000

Other Note 2.8%
JPMorgan Chase Bank, NA	j	0.23%	07/21/11	07/20/12	38,000,000	38,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	198,914	198,914

						38,198,914

Total Variable-Rate Obligations
(Cost $168,008,914)						168,008,914

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 14.9% of net assets

Government Agency Repurchase Agreement 14.1%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $15,600,000, issued 06/23/11, due 07/07/11.		0.06%		07/07/11	15,000,350	15,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $8,320,000, issued 06/23/11, due 07/08/11.		0.06%		07/07/11	8,000,187	8,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $19,950,001, issued 06/09/11, due 07/01/11.		0.11%		07/01/11	19,001,277	19,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $16,210,882, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	15,892,369	15,892,356

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $135,200,000, issued 06/30/11, due 07/01/11.		0.06%		07/01/11	130,000,217	130,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $4,160,001, issued 06/29/11, due 07/20/11.		0.13%		07/07/11	4,000,116	4,000,000

						191,892,356

Other Repurchase Agreement 0.8%
Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $1,050,002, issued 06/02/11, due 11/01/11.	d	0.60%		11/01/11	1,002,533	1,000,000

28 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $9,450,021, issued 06/03/11, due 11/01/11.	d	0.60%		11/01/11	9,022,650	9,000,000

						10,000,000

Total Repurchase Agreements
(Cost $201,892,356)						201,892,356

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $1,357,746,288.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $395,598,890 or 29.1% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $15,198,914 or 1.1% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Bankers Acceptance
j	Extendible Note - Investor Option
k	Promissory Note - Illiquid
l	Time Deposit

RB —	Revenue bond

See financial notes 29

 Schwab Investor Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$1,155,853,932
Repurchase agreements, at cost and value	+	201,892,356

Total investments, at cost and value (Note 2a)		1,357,746,288
Receivables:
Investments sold		50,000
Fund shares sold		1,562,798
Interest		531,470
Prepaid expenses	+	1,527

Total assets		1,359,892,083

Liabilities

Payables:
Shareholder services fees		21,891
Fund shares redeemed		2,032,243
Distributions to shareholders		5,652
Accrued expenses	+	94,729

Total liabilities		2,154,515

Net Assets

Total assets		1,359,892,083
Total liabilities	−	2,154,515

Net assets		$1,357,737,568

Net Assets by Source
Capital received from investors		1,357,822,601
Net realized capital losses		(85,033)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,357,737,568		1,357,737,568		$1.00

30 See financial notes

 Schwab Investor Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$2,137,653

Expenses

Investment adviser and administrator fees		2,398,680
Shareholder service fees		1,757,744
Shareholder reports		56,270
Portfolio accounting fees		39,241
Custodian fees		32,074
Registration fees		23,706
Trustees’ fees		17,899
Professional fees		14,798
Transfer agent fees		6,930
Other expenses	+	20,782

Total expenses		4,368,124
Expense reduction by CSIM and/or Schwab	−	2,300,781

Net expenses	−	2,067,343

Net investment income		70,310

Increase in net assets resulting from operations		$70,310

See financial notes 31

 Schwab Investor Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$70,310	$163,480
Net realized gains	+	—	1,423,625

Increase in net assets from operations		70,310	1,587,105

Distributions to Shareholders

Distributions from net investment income		(70,310)	(163,480)

Transactions in Fund Shares*

Shares sold		400,439,370	666,668,670
Shares reinvested		52,769	132,813
Shares redeemed	+	(537,710,736)	(1,005,275,991)

Net transactions in fund shares		(137,218,597)	(338,474,508)

Net Assets

Beginning of period		1,494,956,165	1,832,007,048
Total decrease	+	(137,218,597)	(337,050,883)

End of period		$1,357,737,568	$1,494,956,165

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

32 See financial notes

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund each offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

 33

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that the funds could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the

34

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral.

 35

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

A fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

36

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Payments under the annual Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Shareholder Service Fees

Schwab Retirement Advantage Money Fund	0.22%
Schwab Investor Money Fund	0.25%

Contractual Expense Limitations

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the Schwab Retirement Advantage Money Fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, to 0.49% through April 29, 2013, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund expenses equal to 0.035% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the funds’ future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Retirement Advantage Money Fund	$428,510	$1,024,503	$706,124	$2,159,137
Schwab Investor Money Fund	$2,068,715	$3,969,429	$2,047,767	$8,085,911

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Retirement Advantage Money Fund	$3,000,000
Schwab Investor Money Fund	—

 37

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the funds. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2010, the following funds had capital loss carryforwards available to offset net capital gains before the expiration dates:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2017	$—	$85,033

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. As of December 31, 2010, the funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital losses utilized	$463,376	$1,423,625

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

38

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes, unaudited (continued)

8. Federal Income Taxes (continued):

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 39

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

40

compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 41

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

42

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 43

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

44

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 45

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

46

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13605-15

Semiannual report dated June 30, 2011 enclosed.

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Schwab Cash Reservestm

Semiannual Report
June 30, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Cash Reserves 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Cash Reserves 5

Schwab Cash Reserves™

Schwab Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities, driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, time deposits, agency discount notes, and other short-term investment vehicles to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors, including the fund, reduced exposure to European banks and sought investments in countries such as Canada and Australia. Increased investor demand resulted in lower rates in these sectors. The fund had no direct investments in Greek debt during the period, and the fund’s investment adviser was comfortable with the fund’s investments in European institutions.

In addition, a reduction in supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities, and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 45 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	41.2%
16-30 Days	14.8%
31-60 Days	17.6%
61-90 Days	11.2%
91-120 Days	5.4%
More than 120 Days	9.8%

 Statistics

Weighted Average Maturity[2]	45 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of Investments

Commercial Paper
Asset Backed	18.0%
Financial Company	11.8%
Other	1.0%
Certificate of Deposit	34.3%
Government Agency Debt[4]	9.8%
Other Instrument	3.3%
Other Note	7.1%
Variable Rate Demand Note	0.2%
Repurchase Agreement
Government Agency	10.6%
Treasury	2.3%
Other	1.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Cash Reservestm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Cash Reserves
Sweep Shares

Ticker Symbol	SWSXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.06%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.06%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.44% to the seven-day yield.

Schwab Cash Reservestm 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab Cash Reservestm
Actual Return	0.24%	$1,000	$1,000.30	$1.19
Hypothetical 5% Return	0.24%	$1,000	$1,023.60	$1.20

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Cash Reserves

Schwab Cash Reserves™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	—		0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.03	[3]	0.07		0.16		2.36	4.77	4.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[4,5]	0.28	[5]	0.47	[5,6]	0.66 [7]	0.68	0.69
Gross operating expenses	0.71	[4]	0.71		0.74		0.73	0.74	0.82
Net investment income (loss)	0.06	[4]	0.07		0.16		2.33	4.66	4.59
Net assets, end of period ($ x 1,000,000)	32,796		32,419		31,720		29,253	26,162	16,738

* Unaudited.
1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $24,987,098.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Cash Reserves

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

73.9%	Fixed-Rate Obligations	24,217,749,355	24,217,749,355
11.7%	Variable-Rate Obligations	3,844,181,935	3,844,181,935
14.4%	Repurchase Agreements	4,723,029,276	4,723,029,276

100.0%	Total Investments	32,784,960,566	32,784,960,566
0.0%	Other Assets and Liabilities, Net		11,022,722

100.0%	Net Assets		32,795,983,288

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 73.9% of net assets

Asset Backed Commercial Paper 18.0%
Alpine Securitization Corp	a,b,c	0.14%		07/06/11	127,270,000	127,267,525
	a,b,c	0.14%		07/07/11	53,000,000	52,998,763
	a,b,c	0.13%		07/08/11	14,000,000	13,999,646
	a,b,c	0.22%		08/02/11	28,000,000	27,994,524
	a,b,c	0.21%		08/05/11	3,000,000	2,999,388
	a,b,c	0.16%		08/16/11	61,000,000	60,987,529

Amsterdam Funding Corp	a,b,c	0.22%		07/12/11	100,000,000	99,993,278
	a,b,c	0.22%		07/21/11	27,000,000	26,996,700
	a,b,c	0.25%		09/19/11	64,000,000	63,964,444
	a,b,c	0.21%		09/28/11	51,000,000	50,973,523
	a,b,c	0.22%		10/05/11	52,000,000	51,969,493

Argento Variable Funding Co, LLC	a,b,c	0.24%		08/05/11	1,000,000	999,767
	a,b,c	0.25%		08/22/11	2,000,000	1,999,278
	a,b,c	0.46%		08/23/11	116,000,000	115,921,442
	a,b,c	0.22%		08/25/11	53,000,000	52,982,186
	a,b,c	0.46%		09/02/11	30,000,000	29,975,850

Atlantic Asset Securitization, LLC	a,b,c	0.15%		07/08/11	35,000,000	34,998,979
	a,b,c	0.15%		07/13/11	18,000,000	17,999,100
	a,b,c	0.17%		07/21/11	11,000,000	10,998,961

Atlantis One Funding Corp	a,b,c	0.14%		07/11/11	66,000,000	65,997,433
	a,b,c	0.15%		07/11/11	35,000,000	34,998,542
	a,b,c	0.14%		07/12/11	34,000,000	33,998,546
	a,b,c	0.39%		08/10/11	20,000,000	19,991,333
	a,b,c	0.27%		11/22/11	113,000,000	112,877,960
	a,b,c	0.27%		11/29/11	104,000,000	103,882,220
	a,b,c	0.26%		12/20/11	1,000,000	998,758

CAFCO, LLC	a,b,c	0.41%		07/14/11	103,000,000	102,984,750
	a,b,c	0.41%		07/27/11	1,000,000	999,704
	a,b,c	0.41%		08/04/11	93,000,000	92,963,988

10 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.41%		08/05/11	13,000,000	12,994,818
	a,b,c	0.41%		08/11/11	17,000,000	16,992,062
	a,b,c	0.20%		09/08/11	41,000,000	40,984,283

Cancara Asset Securitisation, LLC	a,b,c	0.15%		07/07/11	75,000,000	74,998,125
	a,b,c	0.16%		07/21/11	55,000,000	54,995,111
	a,b,c	0.45%		07/25/11	29,000,000	28,991,300
	a,b,c	0.45%		07/26/11	20,000,000	19,993,750
	a,b,c	0.45%		08/04/11	62,000,000	61,973,650
	a,b,c	0.44%		08/11/11	11,096,000	11,090,440
	a,b,c	0.21%		08/22/11	26,000,000	25,992,113
	a,b,c	0.46%		08/23/11	37,000,000	36,974,943
	a,b,c	0.22%		08/24/11	28,000,000	27,990,760
	a,b,c	0.23%		09/14/11	42,000,000	41,979,875
	a,b,c	0.40%		11/01/11	32,000,000	31,956,267

Chariot Funding, LLC	a,b,c	0.16%		07/06/11	13,000,000	12,999,711
	a,b,c	0.13%		07/12/11	37,500,000	37,498,510
	a,b,c	0.20%		07/13/11	75,000,000	74,995,000
	a,b,c	0.15%		07/19/11	16,000,000	15,998,800
	a,b,c	0.14%		07/27/11	23,000,000	22,997,674
	a,b,c	0.19%		07/28/11	33,000,000	32,995,298

Ciesco, LLC	a,b,c	0.41%		07/12/11	42,000,000	41,994,738
	a,b,c	0.41%		07/18/11	92,000,000	91,982,188
	a,b,c	0.38%		08/05/11	8,000,000	7,997,044
	a,b,c	0.41%		08/09/11	77,000,000	76,965,799
	a,b,c	0.40%		08/22/11	17,000,000	16,990,178

CRC Funding, LLC	a,b,c	0.41%		07/13/11	147,000,000	146,979,910
	a,b,c	0.41%		07/15/11	8,000,000	7,998,724
	a,b,c	0.41%		08/03/11	9,000,000	8,996,618
	a,b,c	0.41%		08/04/11	20,000,000	19,992,256
	a,b,c	0.41%		08/10/11	100,000,000	99,954,444
	a,b,c	0.41%		08/15/11	14,000,000	13,992,825

Falcon Asset Securitization Corp	a,b,c	0.13%		07/11/11	56,000,000	55,997,978
	a,b,c	0.13%		07/14/11	19,000,000	18,999,108
	a,b,c	0.13%		07/15/11	194,986,000	194,976,142
	a,b,c	0.15%		07/28/11	25,000,000	24,997,188
	a,b,c	0.15%		08/01/11	20,000,000	19,997,417
	a,b,c	0.19%		08/01/11	15,000,000	14,997,546

Gemini Securitization Corp, LLC	a,b,c	0.20%		08/18/11	5,000,000	4,998,667
	a,b,c	0.20%		09/01/11	49,000,000	48,983,122
	a,b,c	0.20%		09/08/11	96,000,000	95,963,200

Govco, LLC	a,b,c	0.14%		07/01/11	50,000,000	50,000,000
	a,b,c	0.13%		07/12/11	20,000,000	19,999,206
	a,b,c	0.13%		07/13/11	100,000,000	99,995,667
	a,b,c	0.20%		08/29/11	94,000,000	93,969,189
	a,b,c	0.20%		08/31/11	30,000,000	29,989,833
	a,b,c	0.19%		09/28/11	80,000,000	79,962,422

Grampian Funding, LLC	a,b,c	0.47%		07/05/11	152,000,000	151,992,062
	a,b,c	0.46%		08/15/11	13,000,000	12,992,525
	a,b,c	0.23%		09/14/11	75,000,000	74,964,063
	a,b,c	0.33%		11/07/11	47,000,000	46,944,423
	a,b,c	0.38%		11/18/11	80,000,000	79,881,778

Jupiter Securitization Corp	a,b,c	0.20%		07/06/11	30,000,000	29,999,167
	a,b,c	0.20%		07/11/11	7,400,000	7,399,589
	a,b,c	0.15%		07/26/11	74,000,000	73,992,292
	a,b,c	0.15%		08/02/11	39,000,000	38,994,800

See financial notes 11

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.15%		08/16/11	7,000,000	6,998,658
	a,b,c	0.15%		08/24/11	120,000,000	119,973,000

Market Street Funding Corp	a,b,c	0.25%		07/05/11	11,000,000	10,999,694
	a,b,c	0.27%		07/06/11	9,017,000	9,016,662
	a,b,c	0.13%		07/12/11	29,000,000	28,998,848
	a,b,c	0.22%		07/27/11	40,000,000	39,993,645
	a,b,c	0.18%		08/29/11	15,000,000	14,995,575
	a,b,c	0.18%		09/08/11	19,629,000	19,622,416

Nieuw Amsterdam Receivables Corp	a,b,c	0.25%		07/05/11	12,688,000	12,687,648
	a,b,c	0.27%		07/06/11	30,000,000	29,998,875
	a,b,c	0.26%		07/08/11	41,000,000	40,997,927
	a,b,c	0.25%		07/14/11	42,000,000	41,996,208
	a,b,c	0.22%		08/05/11	5,000,000	4,998,931
	a,b,c	0.22%		08/08/11	32,000,000	31,992,569
	a,b,c	0.20%		09/12/11	3,000,000	2,998,783
	a,b,c	0.21%		09/21/11	12,000,000	11,994,260

Old Line Funding, LLC	a,b,c	0.20%		07/28/11	8,452,000	8,450,732

Sheffield Receivables Corp	a,b,c	0.15%		08/05/11	12,000,000	11,998,250
	a,b,c	0.18%		08/24/11	111,000,000	110,970,030

Solitaire Funding, LLC	a,b,c	0.26%		07/14/11	28,000,000	27,997,371
	a,b,c	0.43%		07/14/11	71,000,000	70,988,975
	a,b,c	0.26%		07/15/11	58,000,000	57,994,136
	a,b,c	0.25%		07/25/11	25,000,000	24,995,833
	a,b,c	0.25%		07/27/11	34,000,000	33,993,861
	a,b,c	0.25%		07/28/11	60,000,000	59,988,750
	a,b,c	0.25%		08/03/11	100,000,000	99,977,083
	a,b,c	0.25%		08/04/11	2,000,000	1,999,528
	a,b,c	0.22%		09/09/11	46,000,000	45,980,322

Starbird Funding Corp	a,b,c	0.06%		07/01/11	73,000,000	73,000,000
	a,b,c	0.24%		07/15/11	1,000,000	999,907
	a,b,c	0.23%		07/18/11	10,000,000	9,998,914
	a,b,c	0.24%		07/18/11	20,000,000	19,997,733
	a,b,c	0.24%		07/19/11	20,000,000	19,997,600
	a,b,c	0.24%		07/20/11	10,000,000	9,998,733
	a,b,c	0.21%		09/12/11	50,000,000	49,978,708
	a,b,c	0.21%		09/21/11	12,000,000	11,994,260

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.15%		07/06/11	46,000,000	45,999,042
	a,b,c	0.15%		07/12/11	10,000,000	9,999,542
	a,b,c	0.23%		07/14/11	25,681,000	25,678,867
	a,b,c	0.16%		07/20/11	69,000,000	68,994,173
	a,b,c	0.23%		07/20/11	19,000,000	18,997,694

Thunder Bay Funding, LLC	a,b,c	0.20%		07/28/11	52,034,000	52,026,195

Variable Funding Capital Corp	a,b,c	0.20%		07/14/11	7,000,000	6,999,494
	a,b,c	0.15%		07/21/11	50,000,000	49,995,833
	a,b,c	0.20%		07/25/11	115,650,000	115,634,580
	a,b,c	0.15%		07/28/11	15,000,000	14,998,313
	a,b,c	0.15%		08/15/11	49,000,000	48,990,813

Windmill Funding Corp	a,b,c	0.28%		07/06/11	30,000,000	29,998,833
	a,b,c	0.22%		07/08/11	9,000,000	8,999,615
	a,b,c	0.22%		07/12/11	50,000,000	49,996,639
	a,b,c	0.22%		07/19/11	21,000,000	20,997,690
	a,b,c	0.20%		08/17/11	82,000,000	81,978,589
	a,b,c	0.20%		08/25/11	22,000,000	21,993,278
	a,b,c	0.21%		09/27/11	14,000,000	13,992,813

12 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.22%		10/05/11	36,000,000	35,978,880

						5,907,753,516

Financial Company Commercial Paper 11.6%
Australia & New Zealand Banking Group Ltd		0.20%		10/03/11	11,000,000	10,994,256
		0.25%		12/16/11	50,000,000	49,941,667

Bank of America Corp		0.27%		07/14/11	5,000,000	4,999,512
		0.23%		08/03/11	311,000,000	310,934,431
		0.19%		08/29/11	6,000,000	5,998,132
		0.19%		09/09/11	5,000,000	4,998,153

BNZ International Funding Ltd	a	0.22%		09/21/11	10,000,000	9,994,989

Citigroup Funding, Inc	a	0.40%		07/15/11	76,000,000	75,988,178
	a	0.40%		08/23/11	77,000,000	76,954,656
	a	0.39%		09/08/11	221,000,000	220,834,802
	a	0.38%		09/15/11	5,000,000	4,995,989
	a	0.30%		11/21/11	50,000,000	49,940,417

Commonwealth Bank of Australia	c	0.22%		07/05/11	21,000,000	20,999,498
	c	0.21%		07/07/11	50,000,000	49,998,250
	c	0.27%		07/11/11	46,000,000	45,996,550
	c	0.17%		08/23/11	73,000,000	72,981,730
	c	0.17%		09/14/11	36,000,000	35,987,250
	c	0.18%		09/14/11	82,100,000	82,069,212
	c	0.17%		09/15/11	80,000,000	79,971,289
	c	0.19%		09/20/11	174,500,000	174,425,401
	c	0.19%		09/21/11	100,000,000	99,956,722
	c	0.20%		09/26/11	95,000,000	94,954,083
	c	0.23%		11/14/11	50,000,000	49,956,556

Danske Corp	a,c	0.22%		08/10/11	130,000,000	129,968,944

DnB NOR Bank ASA		0.34%		08/26/11	121,000,000	120,936,004
		0.27%		11/28/11	69,500,000	69,421,812
		0.27%		12/01/11	72,000,000	71,918,910

General Electric Capital Corp		0.12%		07/06/11	101,000,000	100,998,317
		0.10%		08/29/11	116,000,000	115,980,989
		0.32%		09/09/11	135,000,000	134,916,000
		0.25%		12/28/11	285,000,000	284,643,750

ING (U.S.) Funding LLC	a	0.22%		09/02/11	54,000,000	53,979,210
	a	0.24%		09/23/11	104,000,000	103,942,973
	a	0.23%		09/29/11	83,000,000	82,952,275
	a	0.35%		11/29/11	85,000,000	84,875,215

Nationwide Building Society		0.27%		07/27/11	11,000,000	10,997,855
		0.48%		09/08/11	35,000,000	34,967,800
		0.48%		09/14/11	61,000,000	60,939,000

Nordea North America, Inc	a	0.20%		07/27/11	83,000,000	82,988,311
	a	0.20%		09/08/11	39,000,000	38,985,424
	a	0.19%		09/22/11	85,000,000	84,962,765
	a	0.19%		10/04/11	30,000,000	29,984,958
	a	0.21%		10/04/11	31,000,000	30,983,230
	a	0.23%		12/07/11	126,000,000	125,872,005

NRW.BANK		0.20%		07/13/11	41,000,000	40,997,267
		0.20%		07/19/11	9,000,000	8,999,100

Societe Generale North America, Inc	a	0.03%		07/01/11	68,000,000	68,000,000

See financial notes 13

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

State Street Corp		0.22%		08/18/11	72,000,000	71,978,880

Svenska Handelsbanken Inc	a	0.20%		07/18/11	35,200,000	35,196,676
	a	0.21%		07/21/11	16,000,000	15,998,133

Westpac Securities NZ Ltd	a,c	0.20%		08/18/11	66,000,000	65,982,400

						3,796,239,926

Other Commercial Paper 1.0%
Reckitt Benckiser Treasury Services PLC	a,c	0.35%		11/14/11	2,600,000	2,596,562
	a,c	0.35%		12/06/11	22,700,000	22,665,130
	a,c	0.46%		02/03/12	9,330,000	9,304,130
	a,c	0.46%		02/10/12	22,000,000	21,937,031
	a,c	0.52%		02/23/12	40,000,000	39,863,067

Sanofi	c	0.31%		08/16/11	50,000,000	49,980,195
	c	0.34%		09/12/11	70,000,000	69,951,739
	c	0.33%		09/14/11	8,000,000	7,994,500
	c	0.34%		09/19/11	50,000,000	49,962,222
	c	0.33%		09/20/11	62,000,000	61,953,965

						336,208,541

Certificate of Deposit 26.6%
Abbey National Treasury Services Plc	a	0.45%		07/01/11	157,000,000	157,000,000
	a	0.43%		08/02/11	4,000,000	4,000,000

Bank of Nova Scotia		0.20%		07/21/11	30,000,000	30,000,000
		0.20%		08/01/11	99,000,000	99,000,000
		0.18%		08/23/11	4,000,000	4,000,000
		0.18%		09/06/11	190,000,000	190,000,000
		0.18%		10/03/11	10,000,000	10,000,000
		0.18%		10/04/11	60,000,000	60,000,000
		0.24%		11/17/11	148,000,000	148,000,000
		0.23%		11/21/11	115,000,000	115,000,000

Bank of the West		0.26%		07/20/11	96,000,000	96,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.50%		07/22/11	40,000,000	40,000,000
		0.40%		07/26/11	6,000,000	6,000,000
		0.52%		07/27/11	337,000,000	337,000,000

Barclays Bank Plc		0.58%		07/05/11	84,000,000	84,000,000
		0.58%		07/27/11	37,000,000	37,000,000
		0.47%		02/06/12	203,000,000	203,000,000
		0.66%		05/04/12	13,000,000	13,000,000

BNP Paribas		0.45%		07/05/11	45,000,000	45,000,000
		0.48%		07/05/11	29,000,000	29,000,000
		0.45%		07/13/11	328,000,000	328,000,000
		0.45%		07/18/11	3,000,000	3,000,000
		0.48%		08/08/11	11,000,000	11,000,000
		0.54%		08/23/11	91,000,000	91,000,000
		0.54%		08/25/11	2,000,000	2,000,000
		0.54%		09/07/11	16,000,000	16,000,000
		0.23%		09/08/11	27,000,000	27,000,000
		0.54%		09/14/11	139,000,000	139,000,000
		0.52%		09/23/11	17,000,000	17,000,000
		0.54%		11/02/11	199,000,000	199,000,000
		0.58%		02/09/12	224,000,000	224,000,000
		0.57%		02/13/12	12,000,000	12,000,000
		0.57%		02/17/12	127,000,000	127,000,000

14 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Canadian Imperial Bank of Commerce		0.12%		08/09/11	124,000,000	124,000,000

Chase Bank USA, NA		0.15%		08/26/11	338,000,000	338,000,000

Citibank, NA		0.20%		07/27/11	56,000,000	56,000,000
		0.18%		08/23/11	42,000,000	42,000,000
		0.18%		08/25/11	40,000,000	40,000,000
		0.18%		09/06/11	33,000,000	33,000,000

Commerzbank AG		0.12%		07/05/11	198,000,000	198,000,000
		0.11%		07/06/11	162,000,000	162,000,000

Credit Agricole Corporate and Investment Bank		0.34%		07/11/11	24,000,000	24,000,000
		0.24%		08/02/11	100,000,000	100,000,000

Credit Suisse AG		0.26%		07/01/11	49,000,000	49,000,000
		0.19%		09/28/11	55,000,000	55,000,000

Deutsche Bank AG		0.24%		07/05/11	221,000,000	221,000,000
		0.31%		08/01/11	1,000,000	1,000,000
		0.21%		08/05/11	213,000,000	213,000,000
		0.24%		08/22/11	6,000,000	6,000,000
		0.24%		08/25/11	25,000,000	25,000,000
		0.39%		09/26/11	311,000,000	311,000,000
		0.20%		09/27/11	121,000,000	121,000,000

DnB NOR Bank ASA		0.25%		12/06/11	81,000,000	81,000,000

Lloyds TSB Bank Plc		0.28%		07/19/11	102,000,000	102,000,000

National Australia Bank Ltd		0.25%		07/07/11	125,000,000	125,000,000
		0.20%		07/26/11	72,000,000	72,000,000
		0.20%		10/03/11	83,000,000	83,000,000
		0.20%		10/04/11	122,000,000	122,000,000

Nordea Bank Finland Plc		0.21%		07/07/11	28,000,000	28,000,000
		0.18%		09/23/11	24,000,000	23,998,900
		0.25%		11/15/11	211,000,000	211,000,000

Rabobank Nederland		0.38%		07/06/11	29,000,000	29,000,000

Royal Bank of Scotland Plc		0.64%		07/19/11	75,000,000	75,000,000
		0.64%		07/27/11	2,000,000	2,000,000
		0.51%		08/16/11	68,000,000	68,000,000
		0.51%		08/18/11	166,000,000	166,000,000
		1.00%		08/24/11	125,000,000	125,000,000
		0.58%		02/17/12	141,000,000	141,000,000
		0.82%		04/19/12	8,000,000	8,000,000

Skandinaviska Enskilda Banken AB		0.31%		07/06/11	6,000,000	6,000,000
		0.30%		08/18/11	49,000,000	49,000,000
		0.25%		09/20/11	15,000,000	15,000,000
		0.29%		10/07/11	61,000,000	60,996,676

Societe Generale		0.10%		07/06/11	186,000,000	186,000,000
		0.50%		10/03/11	554,000,000	554,000,000
		0.41%		10/18/11	11,000,000	11,000,000

Sumitomo Mitsui Banking Corp		0.14%		07/07/11	106,000,000	106,000,000

Sumitomo Trust & Banking Co. Ltd.		0.41%		07/14/11	78,000,000	78,000,140
		0.40%		07/25/11	26,000,000	26,000,000
		0.42%		08/25/11	60,000,000	60,000,457

See financial notes 15

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Svenska Handelsbanken AB		0.21%		07/21/11	125,000,000	125,000,694
		0.20%		09/02/11	41,000,000	41,000,358

Toronto-Dominion Bank		0.15%		08/08/11	205,000,000	205,000,000
		0.13%		08/09/11	125,000,000	125,000,000
		0.14%		09/01/11	74,000,000	74,000,000

UBS AG
		0.40%		08/31/11	61,000,000	61,000,000
		0.20%		09/26/11	17,000,000	17,000,000
		0.28%		12/13/11	175,000,000	175,000,000

Union Bank, NA		0.25%		08/17/11	42,000,000	42,000,000
		0.15%		08/25/11	90,000,000	90,000,000

Westpac Banking Corp		0.33%		10/04/11	124,000,000	124,004,900

						8,715,002,125

Government Agency Debt 9.0%
Fannie Mae		0.07%		07/13/11	3,400,000	3,399,921
		0.03%		07/14/11	200,000,000	199,997,833
		0.03%		07/15/11	190,000,000	189,997,783
		0.07%		07/15/11	16,100,000	16,099,562
		0.07%		07/18/11	10,700,000	10,699,646
		0.05%		07/20/11	13,166,000	13,165,653
		0.06%		07/21/11	14,000,000	13,999,533
		0.10%		08/01/11	25,000,000	24,997,847
		0.07%		08/08/11	6,000,000	5,999,557

Federal Home Loan Bank		0.05%		07/01/11	104,000,000	104,000,000
		0.06%		07/01/11	49,000,000	49,000,000
		0.04%		07/05/11	14,000,000	13,999,937
		0.02%		07/08/11	195,000,000	194,999,166
		0.04%		07/08/11	30,000,000	29,999,767
		0.04%		07/13/11	35,000,000	34,999,533
		0.07%		07/13/11	2,500,000	2,499,942
		0.05%		07/15/11	95,000,000	94,998,269
		0.05%		07/20/11	53,000,000	52,998,741
		0.07%		07/21/11	50,000,000	49,998,056
		0.05%		07/22/11	304,850,000	304,841,167
		0.05%		07/27/11	150,490,000	150,484,240
		0.07%		07/27/11	14,000,000	13,999,343
		0.04%		08/01/11	25,000,000	24,999,139
		0.06%		08/03/11	20,000,000	19,998,900
		0.04%		08/05/11	17,000,000	16,999,339
		0.06%		08/05/11	276,500,000	276,484,985
		0.07%		08/05/11	68,000,000	67,995,372
		0.08%		08/05/11	19,000,000	18,998,522
		0.06%		08/10/11	31,000,000	30,997,933
		0.07%		08/19/11	150,000,000	149,985,708

Freddie Mac		0.02%		07/01/11	60,000,000	60,000,000
		0.06%		07/01/11	10,000,000	10,000,000
		0.07%		07/15/11	23,007,000	23,006,374
		0.06%		07/18/11	7,150,000	7,149,797
		0.07%		07/18/11	7,900,000	7,899,739
		0.04%		07/19/11	220,000,000	219,995,600
		0.05%		07/25/11	3,000,000	2,999,900
		0.07%		07/25/11	15,300,000	15,299,286
		0.06%		08/01/11	2,860,000	2,859,852
		0.06%		08/03/11	23,200,000	23,198,724
		0.06%		08/10/11	33,000,000	32,997,800
		0.05%		08/11/11	110,000,000	109,993,736

16 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Straight A Funding, LLC	a,b,c,f	0.23%		07/01/11	30,000,000	30,000,000
	a,b,c,f	0.19%		07/13/11	28,523,000	28,521,194
	a,b,c,f	0.19%		07/25/11	60,000,000	59,992,400
	a,b,c,f	0.19%		07/26/11	50,000,000	49,993,403
	a,b,c,f	0.17%		08/11/11	69,455,000	69,441,553

						2,934,984,752

Other Instrument 3.3%
Australia & New Zealand Banking Group Ltd	l	0.12%		07/05/11	157,000,000	157,000,000
	l	0.12%		07/06/11	90,000,000	90,000,000

Bank of America, NA	i	0.25%		07/05/11	7,149,000	7,148,801
	i	0.30%		08/17/11	3,000,000	2,998,825
	i	0.20%		08/23/11	20,934,000	20,927,836
	i	0.20%		08/24/11	12,533,836	12,530,076
	i	0.41%		09/02/11	20,000,000	19,985,650
	i	0.41%		09/16/11	35,000,000	34,969,307

Citibank, NA
	l	0.13%		07/05/11	521,000,000	521,000,000
	l	0.13%		07/06/11	75,000,000	75,000,000

JPMorgan Chase Bank, NA	l	0.01%		07/01/11	50,000,000	50,000,000

Royal Bank of Canada	l	0.02%		07/01/11	90,000,000	90,000,000

						1,081,560,495

Other Note 4.4%
Bank of America, NA	h	0.31%		07/01/11	32,000,000	32,000,000
	h	0.31%		07/11/11	250,000,000	250,000,000
	h	0.40%		07/29/11	300,000,000	300,000,000
	h	0.19%		08/12/11	72,000,000	72,000,000
	h	0.21%		09/07/11	94,000,000	94,000,000
	h	0.26%		10/03/11	140,000,000	140,000,000
	h	0.24%		10/06/11	100,000,000	100,000,000
	h	0.22%		10/12/11	200,000,000	200,000,000
	h	0.24%		11/01/11	75,000,000	75,000,000
	h	0.28%		11/08/11	3,000,000	3,000,000
	h	0.27%		11/17/11	55,000,000	55,000,000

Goldman Sachs Group, Inc	c,d,k	1.02%		08/02/11	125,000,000	125,000,000

						1,446,000,000

Total Fixed-Rate Obligations
(Cost $24,217,749,355)						24,217,749,355

Variable-Rate Obligations 11.7% of net assets

Financial Company Commercial Paper 0.2%
Commonwealth Bank of Australia	c	0.29%		06/22/12	57,000,000	56,996,326

JP Morgan Chase & Co		0.22%	07/13/11	03/13/12	33,000,000	33,000,000

						89,996,326

Certificate of Deposit 7.7%
Barclays Bank Plc		0.69%	07/15/11	10/17/11	23,000,000	23,000,000
		0.59%	07/18/11	02/16/12	18,000,000	18,000,000

Canadian Imperial Bank of Commerce

See financial notes 17

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.24%	07/28/11	12/28/11	355,000,000	355,000,000
		0.24%	07/05/11	01/03/12	12,000,000	12,000,000

Credit Suisse AG		0.26%	07/05/11	12/01/11	268,000,000	268,000,000

National Australia Bank Ltd		0.22%	07/05/11	10/05/11	42,000,000	42,000,000

Rabobank Nederland		0.28%	07/13/11	09/13/11	116,000,000	116,000,000
		0.26%	07/07/11	10/07/11	71,000,000	71,000,000
		0.27%	07/05/11	12/05/11	150,000,000	150,000,000
		0.27%	07/06/11	01/06/12	120,000,000	120,000,000
		0.27%	07/26/11	03/26/12	263,000,000	263,000,000
		0.26%	07/05/11	05/02/12	26,000,000	26,000,000

Royal Bank of Canada		0.24%	07/05/11	03/05/12	321,000,000	321,000,000
		0.27%	07/01/11	03/27/12	257,000,000	257,000,000

Toronto-Dominion Bank		0.26%	07/28/11	10/28/11	90,000,000	90,000,000

UBS AG		0.59%	07/15/11	10/17/11	6,000,000	6,000,000

Westpac Banking Corp		0.27%	07/11/11	01/10/12	215,000,000	215,000,000
		0.28%	07/01/11	05/01/12	169,000,000	169,000,000

						2,522,000,000

Government Agency Debt 0.9%
Federal Home Loan Bank		0.09%		07/25/11	75,000,000	74,997,742

Freddie Mac		0.14%	07/11/11	05/10/12	220,000,000	220,000,000

						294,997,742

Variable Rate Demand Note 0.2%
Tenderfoot Seasonal Housing, LLC
Taxable Housing Facilities Revenue Notes Series 2000B	a	0.18%		07/07/11	3,000,000	3,000,000

Texas
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2	g	0.19%		07/07/11	32,000,000	32,000,000
General Obligation Refunding Bonds (Veterans Land) Series 2006A	g	0.19%		07/07/11	24,230,000	24,230,000

						59,230,000

Other Note 2.7%
Bank of America, NA	j	0.57%	07/22/11	07/20/12	174,000,000	174,000,000

JPMorgan Chase Bank, NA	j	0.30%	07/18/11	07/18/12	110,000,000	110,000,000
	j	0.23%	07/21/11	07/20/12	250,000,000	250,000,000

Svenska Handelsbanken AB	c,m	0.50%		07/01/11	240,000,000	240,000,000

Westpac Banking Corp	c,j	0.34%	07/28/11	07/27/12	100,000,000	100,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	3,957,867	3,957,867

						877,957,867

Total Variable-Rate Obligations
(Cost $3,844,181,935)						3,844,181,935

18 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 14.4% of net assets

Government Agency Repurchase Agreement 10.6%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $520,800,000, issued 06/14/11, due 07/01/11.		0.10%		07/01/11	496,023,422	496,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $182,000,000, issued 06/23/11, due 07/07/11.		0.06%		07/07/11	175,004,083	175,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $735,420,001, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	714,001,587	714,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $31,930,000, issued 06/09/11, due 07/01/11.		0.11%		07/01/11	31,002,084	31,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $27,572,076, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	27,029,299	27,029,276

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $104,000,000, issued 06/30/11, due 07/01/11.		0.06%		07/01/11	100,000,167	100,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $197,600,000, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	190,000,422	190,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $140,400,000, issued 06/08/11, due 07/01/11.		0.11%		07/01/11	135,009,487	135,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $208,000,000, issued 06/23/11, due 07/07/11.		0.06%		07/07/11	200,004,667	200,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $136,500,001, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	130,000,108	130,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $195,700,001, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	190,000,053	190,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $515,000,000, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	500,000,694	500,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $618,000,001, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	600,000,833	600,000,000

						3,488,029,276

See financial notes 19

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Treasury Repurchase Agreement 2.2%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $71,400,100, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	70,000,020	70,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $96,905,050, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	95,000,026	95,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $561,000,037, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	550,000,153	550,000,000

						715,000,000

Other Repurchase Agreement 1.6%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $99,750,002, issued 06/30/11, due 07/01/11.		0.22%		07/01/11	95,000,581	95,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $47,250,015, issued 03/01/11, due 07/01/11.		0.65%		07/01/11	45,099,125	45,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $15,750,026, issued 03/22/11, due 07/19/11.	d	0.63%		07/19/11	15,031,237	15,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $52,500,008, issued 03/01/2011, due 08/01/11.	d	0.71%		08/01/11	50,120,306	50,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $168,000,022, issued 06/02/11, due 09/15/11.	d	0.53%		09/15/11	160,247,333	160,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $46,200,003, issued 06/07/11, due 10/05/11.	d	0.55%		10/05/11	44,080,667	44,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $47,250,015, issued 06/07/11, due 11/07/11.	d	0.60%		11/07/11	45,114,750	45,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $69,300,015, issued 06/06/11, due 11/07/11.	d	0.60%		11/07/11	66,169,400	66,000,000

						520,000,000

Total Repurchase Agreements
(Cost $4,723,029,276)						4,723,029,276

End of Investments.

20 See financial notes

 Schwab Cash Reserves

Portfolio Holdings (Unaudited) continued

At 06/30/11, the tax basis cost of the fund’s investments was $32,784,960,566.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $8,011,112,685 or 24.4% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $508,957,867 or 1.6% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Bankers Acceptance
j	Extendible Note - Investor Option
k	Promissory Note - Illiquid
l	Time Deposit
m	Variable Rate Note

See financial notes 21

 Schwab Cash Reserves

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$28,061,931,290
Repurchase agreements, at cost and value	+	4,723,029,276

Total investments, at cost and value (Note 2a)		32,784,960,566
Cash		1
Receivables:
Interest		12,501,929
Prepaid expenses	+	8,651

Total assets		32,797,471,147

Liabilities

Payables:
Shareholder services fees		484,185
Distributions to shareholders		705,869
Accrued expenses	+	297,805

Total liabilities		1,487,859

Net Assets

Total assets		32,797,471,147
Total liabilities	−	1,487,859

Net assets		$32,795,983,288

Net Assets by Source
Capital received from investors		32,797,662,728
Net realized capital losses		(1,679,440)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$32,795,983,288		32,795,981,393		$1.00

22 See financial notes

 Schwab Cash Reserves

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$49,132,292

Expenses

Investment adviser and administrator fees		47,611,478
Shareholder service fees		64,437,907
Custodian fees		545,585
Portfolio accounting fees		365,490
Shareholder reports		330,507
Professional fees		71,829
Trustees’ fees		68,125
Registration fees		24,178
Transfer agent fees		9,606
Interest expense		3,647
Other expenses	+	409,659

Total expenses		113,878,011
Expense reduction by CSIM and/or Schwab	−	74,464,640
Custody credits	−	19

Net expenses	−	39,413,352

Net investment income		9,718,940

Increase in net assets resulting from operations		$9,718,940

See financial notes 23

 Schwab Cash Reserves

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$9,718,940	$22,051,852
Net realized gains	+	—	26,312,491

Increase in net assets from operations		9,718,940	48,364,343

Distributions to Shareholders

Distributions from net investment income		(9,718,940)	(22,051,852)

Transactions in Fund Shares*

Shares sold		45,489,794,766	87,759,673,074
Shares reinvested		8,869,210	21,747,070
Shares redeemed	+	(45,122,070,287)	(87,108,683,093)

Net transactions in fund shares		376,593,689	672,737,051

Net Assets

Beginning of period		32,419,389,599	31,720,340,057
Total increase	+	376,593,689	699,049,542

End of period		$32,795,983,288	$32,419,389,599

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

24 See financial notes

 Schwab Cash Reserves

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Cash Reserves offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

 25

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the

26

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the

 27

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

28

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, to limit the total annual operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.66%.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Cash Reserves	$55,069,426	$109,025,081	$61,274,506	$225,369,013

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

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 Schwab Cash Reserves

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the fund. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the fund had capital loss carryforwards of $1,679,440 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the fund had capital losses of $26,312,491 utilized and no capital losses deferred.

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of

30

 Schwab Cash Reserves

Financial Notes, unaudited (continued)

8. Federal Income Taxes (continued):

a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Cash Reserves, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the fund at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the fund for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the fund;

2.	the fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the fund supported renewal of the Agreement with respect to the fund.

Fund Performance. The Board considered the fund’s performance in determining whether to renew the Agreement with respect to the fund. Specifically, the Trustees considered the fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the fund, the Trustees considered both risk and shareholder risk expectations for the fund and the appropriateness of the benchmark used to compare the performance of the fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the

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funds supported renewal of the Agreement with respect to the fund.

Fund Expenses. With respect to the fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the fund are reasonable and supported renewal of the Agreement with respect to the fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the fund, such as whether, by virtue of its management of the fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the contractual investment advisory fee schedules with respect to the fund that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to the fund’s shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the fund that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the fund and concluded that the compensation under the Agreement with respect to the fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 35

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 37

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

38

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR32958-06

Semiannual report dated June 30, 2011 enclosed.

Schwab Taxable Money Funds

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

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This wrapper is not part of the shareholder report.

Schwab Taxable Money Funds

Semiannual Report
June 30, 2011

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Taxable Money Funds 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Taxable Money Funds

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Lynn Paschen, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the Schwab U.S. Treasury Money Fund and Schwab Government Money Fund. She joined the firm in 2011 and has managed money market funds since 2003.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the Schwab Value Advantage Money Fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the Schwab Value Advantage Money Fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Taxable Money Funds 5

Schwab Government Money Fund™

Schwab Government Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, agency discount notes, and U.S. Treasury securities to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors reduced exposure to European banks and sought investments in U.S Treasury instruments and government agency securities such as Fannie Mae and Freddie Mac. The increase in investor demand drove government securities yields lower.

In addition, a reduction in the supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 42 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	44.7%
16-30 Days	8.1%
31-60 Days	22.8%
61-90 Days	9.7%
91-120 Days	7.1%
More than 120 Days	7.6%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type

% of Investments

Government Agency Debt[4]	68.6%
Treasury Debt	5.9%
Repurchase Agreement
Government Agency	21.8%
Treasury	3.7%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Government Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Government
Money Fund
Sweep Shares

Ticker Symbol	SWGXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.57% to the seven-day yield.

Schwab Government Money Fundtm 7

Schwab U.S. Treasury Money Fund™

Schwab U.S. Treasury Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities driving short-term interest rates and money market yields lower.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors reduced exposure to European banks and sought investments in U.S Treasury instruments and government agency securities such as Fannie Mae and Freddie Mac. The increase in investor demand drove government securities yields lower

In addition, a reduction in the supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The fund’s investment adviser managed the fund with a focus on safety and liquidity. The fund purchased agency discount notes in the face of tight supply of short-term Treasury instruments. The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 47 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	12.7%
16-30 Days	16.2%
31-60 Days	40.2%
61-90 Days	22.9%
91-120 Days	6.4%
More than 120 Days	1.6%

 Statistics

Weighted Average Maturity[3]	47 Days
Credit Quality of Holdings[4] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type2

% of Investments

Treasury Debt	88.2%
Government Agency Debt	11.8%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	The Fund may elect to invest up to 20 percent of its net assets in (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Please refer to the fund prospectus for further details on investment objectives, risks, charges, tax implications and expenses.
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

8 Schwab U.S. Treasury Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab US Treasury
Money Fund
Sweep Shares

Ticker Symbol	SWUXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.15%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.51% to the seven-day yield.

Schwab U.S. Treasury Money Fundtm 9

Schwab Value Advantage Money Fund®

Schwab Value Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for certain share classes of the fund to maintain a positive net yield for these share classes.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities, driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, time deposits, agency discount notes, and other short-term investment vehicles to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors, including the fund, reduced exposure to European banks and sought investments in countries such as Canada and Australia. Increased investor demand resulted in lower rates in these sectors. The fund had no direct investments in Greek debt during the period, and the fund’s investment adviser was comfortable with the fund’s investments in European institutions.

In addition, a reduction in supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities, and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 41 days.

As of 6/30/11:

 Portfolio Composition by Maturity1

% of Investments

1-15 Days	43.5%
16-30 Days	17.7%
31-60 Days	16.3%
61-90 Days	6.8%
91-120 Days	4.1%
More than 120 Days	11.6%

 Statistics

Weighted Average Maturity[2]	41 Days
Credit Quality of Holdings[3] % of portfolio	99.95% Tier 1

 Portfolio Composition by Security Type

% of Investments

Commercial Paper
Asset Backed	17.1%
Financial Company	13.2%
Other	2.3%
Certificate of Deposit	30.1%
Government Agency Debt[4]	11.3%
Other Instrument	2.3%
Other Note	7.9%
Repurchase Agreement
Government Agency	11.4%
Treasury	2.2%
Other	2.2%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

10 Schwab Value Advantage Money Fund®

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Value Advantage Money Fund
				Institutional
	Investor	Select	Institutional	Prime
	Shares	Shares®	Shares	Shares®

Ticker Symbol	SWVXX	SWBXX	SWAXX	SNAXX
Minimum Initial Investment[1]	$25,000[2]	$1,000,000	$3,000,000	$10,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.04%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.15%	-0.15%	-0.12%	-0.10%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.03%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver (if any), the fund’s yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver (if any). The voluntary expense waiver added 0.18%, 0.08% and 0.01% to the seven-day yield of the Investor Shares, Select Shares and Institutional Shares, respectively.

Schwab Value Advantage Money Fund® 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab Government Money Fundtm
Actual Return	0.17%	$1,000	$1,000.10	$0.84
Hypothetical 5% Return	0.17%	$1,000	$1,023.95	$0.85

Schwab U.S. Treasury Money Fundtm
Actual Return	0.11%	$1,000	$1,000.10	$0.55
Hypothetical 5% Return	0.11%	$1,000	$1,024.25	$0.55

Schwab Value Advantage Money Fund®
Investor Shares
Actual Return	0.30%	$1,000	$1,000.10	$1.49
Hypothetical 5% Return	0.30%	$1,000	$1,023.31	$1.51
Select Shares®
Actual Return	0.29%	$1,000	$1,000.10	$1.44
Hypothetical 5% Return	0.29%	$1,000	$1,023.36	$1.45
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.30	$1.19
Hypothetical 5% Return	0.24%	$1,000	$1,023.60	$1.20
Institutional Prime Shares®
Actual Return	0.21%	$1,000	$1,000.50	$1.04
Hypothetical 5% Return	0.21%	$1,000	$1,023.75	$1.05

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

12 Schwab Taxable Money Funds

Schwab Government Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.04	0.04
Net realized and unrealized gains (losses)	—		0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.04	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.04)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.01		0.09		1.98	4.55	4.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	[3,4]	0.23	[4]	0.50	[4,5]	0.73 [6]	0.74	0.75
Gross operating expenses	0.73	[3]	0.73		0.74		0.75	0.75	0.84
Net investment income (loss)	0.01	[3]	0.01		0.09		1.86	4.41	4.31
Net assets, end of period ($ x 1,000,000)	14,758		14,514		14,555		15,473	7,544	3,513

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.
6 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.

See financial notes 13

 Schwab Government Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

60.1%		Fixed-Rate Obligations	8,871,129,470	8,871,129,470
17.5%		Variable-Rate Obligations	2,584,315,257	2,584,315,257
26.6%		Repurchase Agreements	3,924,915,524	3,924,915,524

104.2%		Total Investments	15,380,360,251	15,380,360,251
(4	.2)%	Other Assets and Liabilities, Net		(622,334,520)

100.0%		Net Assets		14,758,025,731

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 60.1% of net assets

Government Agency Debt 54.0%
Fannie Mae		0.15%		07/01/11	374,514,980	374,514,980
		0.16%		07/01/11	89,000,000	89,000,000
		0.17%		07/01/11	206,250,000	206,250,000
		0.42%		07/05/11	75,000,000	74,996,500
		0.13%		08/01/11	238,899,064	238,873,348
		0.12%		08/01/11	824,800,000	824,712,928
		0.14%		08/01/11	261,482,000	261,451,180
		0.26%		08/01/11	18,235,000	18,230,917
		3.63%		08/15/11	300,000,000	301,311,632
		0.12%		08/22/11	150,000,000	149,974,000
		0.09%		09/01/11	83,515,000	83,502,055
		0.11%		09/01/11	433,138,000	433,055,945
		0.16%		09/07/11	50,000,000	49,984,889
		0.13%		09/26/11	200,000,000	199,937,167
		0.13%		10/03/11	366,894,735	366,774,984
		0.12%		10/03/11	31,226,000	31,216,012
		0.13%		10/26/11	34,705,000	34,690,901
		0.13%		12/01/11	150,000,000	149,917,125
		0.14%		01/09/12	50,000,000	49,962,667
		0.15%		01/17/12	150,000,000	149,875,000

Farm Credit System		0.21%		07/25/11	6,000,000	5,999,160

Federal Home Loan Bank		0.13%		07/13/11	150,000,000	149,993,500
		0.11%		08/03/11	50,000,000	49,994,958
		0.20%		08/03/11	200,350,000	200,356,384
		0.11%		08/05/11	150,000,000	149,983,958
		0.19%		08/18/11	125,000,000	124,994,696
		0.30%		11/18/11	75,000,000	74,998,748
		0.19%		12/16/11	100,000,000	99,989,004
		0.32%		02/01/12	100,000,000	99,998,233
	d	0.35%		07/20/12	100,000,000	100,000,000
	d	0.38%		07/24/12	50,000,000	50,000,000

14 See financial notes

 Schwab Government Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Freddie Mac		5.25%		07/18/11	75,900,000	76,083,563
		0.24%		07/26/11	150,000,000	149,975,000
		0.15%		07/27/11	150,000,000	149,983,750
		0.16%		08/09/11	68,000,000	67,988,213
		0.07%		08/12/11	400,000,000	399,967,333
		0.11%		09/07/11	46,944,000	46,934,246
		0.09%		09/22/11	200,000,000	199,958,500
		0.09%		09/30/11	150,000,000	149,965,875
		0.10%		10/06/11	200,000,000	199,946,111
		0.17%		10/19/11	53,000,000	52,972,469
		0.10%		12/08/11	100,000,000	99,955,556
		0.10%		12/09/11	200,000,000	199,910,556
		0.10%		01/24/12	5,000,000	4,997,125

Straight A Funding, LLC	a,b,e	0.20%		07/06/11	50,000,000	49,998,611
	a,b,e	0.20%		07/07/11	31,087,000	31,085,964
	a,b,e	0.20%		07/08/11	50,000,000	49,998,056
	a,b,e	0.19%		07/11/11	24,118,000	24,116,727
	a,b,e	0.20%		07/11/11	130,000,000	129,992,778
	a,b,e	0.19%		07/12/11	50,000,000	49,997,097
	a,b,e	0.18%		08/03/11	60,000,000	59,990,100
	a,b,e	0.18%		08/04/11	50,074,000	50,065,487
	a,b,e	0.18%		08/05/11	100,000,000	99,982,500
	a,b,e	0.17%		08/08/11	100,000,000	99,982,056
	a,b,e	0.17%		08/09/11	60,000,000	59,988,950
	a,b,e	0.17%		08/10/11	75,000,000	74,985,834
	a,b,e	0.17%		08/19/11	41,558,000	41,548,384
	a,b,e	0.16%		08/23/11	50,000,000	49,988,222
	a,b,e	0.16%		09/02/11	80,000,000	79,977,600
	a,b,e	0.16%		09/12/11	25,000,000	24,991,889

						7,969,869,423

Treasury Debt 6.1%
United States Treasury Department		1.00%		07/31/11	175,000,000	175,115,560
		1.00%		08/31/11	375,000,000	375,522,207
		0.03%		09/29/11	250,000,000	249,984,376
		1.38%		02/15/12	100,000,000	100,637,904

						901,260,047

Total Fixed-Rate Obligations
(Cost $8,871,129,470)						8,871,129,470

Variable-Rate Obligations 17.5% of net assets

Government Agency Debt 17.5%
Fannie Mae		0.10%	07/11/11	08/11/11	300,000,000	299,981,859
		0.15%	07/19/11	09/19/11	50,000,000	49,995,628
		0.21%	07/23/11	08/23/12	100,000,000	99,965,150
		0.27%	07/01/11	12/03/12	150,000,000	149,956,884

Federal Home Loan Bank		0.14%		07/15/11	150,000,000	149,997,077
		0.09%		07/25/11	100,000,000	99,996,989
		0.10%	07/01/11	08/01/11	150,000,000	149,996,142
		0.10%	07/12/11	08/12/11	200,000,000	199,980,218
		0.09%	07/25/11	08/25/11	110,000,000	109,978,819
		0.15%	07/01/11	01/13/12	100,000,000	99,989,153
		0.20%	07/01/11	07/24/12	75,000,000	74,979,812
		0.15%	07/10/11	08/10/12	100,000,000	99,955,147

Freddie Mac		0.23%	07/01/11	11/21/11	100,000,000	99,984,179
		0.15%	07/16/11	02/16/12	100,000,000	99,974,605
		0.16%	07/03/11	04/03/12	200,000,000	199,938,414

See financial notes 15

 Schwab Government Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	d	0.14%	07/11/11	05/10/12	150,000,000	150,000,000
		0.17%	07/11/11	05/11/12	100,000,000	99,956,866
		0.14%	07/04/11	02/04/13	200,000,000	199,837,193
		0.14%	07/17/11	06/17/13	150,000,000	149,851,122

Total Variable-Rate Obligations
(Cost $2,584,315,257)						2,584,315,257

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 26.6% of net assets

Government Agency Repurchase Agreement 22.8%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $156,000,000, issued 06/21/11, due 07/12/11.		0.10%		07/07/11	150,006,667	150,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $102,000,051, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	100,000,222	100,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $210,000,000, issued 05/26/11, due 08/02/11.		0.13%		07/07/11	200,030,333	200,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $10,117,545, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	9,915,532	9,915,524
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $255,002,646, issued 06/21/11, due 07/21/11.	c	0.12%		07/21/11	250,025,000	250,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $650,000,000, issued 06/30/11, due 07/01/11.		0.06%		07/01/11	625,001,042	625,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $442,000,001, issued 05/31/11, due 07/05/11.		0.11%		07/05/11	425,045,451	425,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $311,943,534, issued 05/09/11, due 07/08/11.		0.09%		07/07/11	300,044,250	300,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $260,000,001, issued 06/08/11, due 07/08/11.		0.12%		07/07/11	250,024,167	250,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $311,941,043, issued 05/10/11, due 07/11/11.		0.09%		07/07/11	300,043,500	300,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $157,500,001, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	150,000,125	150,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $515,000,000, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	500,000,694	500,000,000

16 See financial notes

 Schwab Government Money Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Morgan Stanley & Co. LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $102,000,000, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	100,000,139	100,000,000

						3,359,915,524

Treasury Repurchase Agreement 3.8%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $576,300,040, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	565,000,157	565,000,000

Total Repurchase Agreements
(Cost $3,924,915,524)						3,924,915,524

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $15,380,360,251.

a	Credit-enhanced security.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $976,690,255 or 6.6% of net assets.
c	Illiquid security. At the period end, the value of these amounted to $250,000,000 or 1.7% of net assets.
d	Callable security.
e	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 17

 Schwab Government Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$11,455,444,727
Repurchase agreements, at cost and value	+	3,924,915,524

Total investments, at cost and value (Note 2a)		15,380,360,251
Receivables:
Interest		9,427,362
Prepaid expenses	+	4,704

Total assets		15,389,792,317

Liabilities

Payables:
Investments bought		631,321,626
Shareholder services fees		137,112
Distributions to shareholders		61,301
Accrued expenses	+	246,547

Total liabilities		631,766,586

Net Assets

Total assets		15,389,792,317
Total liabilities	−	631,766,586

Net assets		$14,758,025,731

Net Assets by Source
Capital received from investors		14,758,021,393
Net investment income not yet distributed		4,338

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$14,758,025,731		14,759,068,529		$1.00

18 See financial notes

 Schwab Government Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$13,360,889

Expenses

Investment adviser and administrator fees		22,919,460
Shareholder service fees		29,038,549
Shareholder reports		231,929
Portfolio accounting fees		165,476
Registration fees		152,002
Custodian fees		142,944
Professional fees		39,214
Trustees’ fees		39,087
Transfer agent fees		8,207
Interest expense		1
Other expenses	+	187,365

Total expenses		52,924,234
Expense reduction by CSIM and/or Schwab	−	40,289,303

Net expenses	−	12,634,931

Net investment income		725,958

Increase in net assets resulting from operations		$725,958

See financial notes 19

 Schwab Government Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$725,958	$1,417,600
Net realized gains	+	—	21,367

Increase in net assets from operations		725,958	1,438,967

Distributions to Shareholders

Distributions from net investment income		(725,958)	(1,419,126)

Transactions in Fund Shares*

Shares sold		37,081,474,501	66,677,160,968
Shares reinvested		608,394	1,319,089
Shares redeemed	+	(36,837,826,563)	(66,719,230,793)

Net transactions in fund shares		244,256,332	(40,750,736)

Net Assets

Beginning of period		14,513,769,399	14,554,500,294
Total increase or decrease	+	244,256,332	(40,730,895)

End of period		$14,758,025,731	$14,513,769,399

Net investment income not yet distributed		$4,338	$4,338

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

20 See financial notes

Schwab U.S. Treasury Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.01	0.04	0.04
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.01	0.04	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.01)	(0.04)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.01		0.01		1.35	4.15	4.18

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.11	[3,4]	0.16	[4]	0.36	[4,5]	0.59 [6]	0.60	0.62
Gross operating expenses	0.72	[3]	0.72		0.72		0.74	0.75	0.83
Net investment income (loss)	0.01	[3]	0.01		0.01		1.02	3.90	4.10
Net assets, end of period ($ x 1,000,000)	19,364		18,004		19,509		31,986	9,967	3,538

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 21

 Schwab U.S. Treasury Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Fixed-Rate Obligations	19,353,116,383	19,353,116,383

99.9%	Total Investments	19,353,116,383	19,353,116,383
0.1%	Other Assets and Liabilities, Net		10,921,842

100.0%	Net Assets		19,364,038,225

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 99.9% of net assets

Treasury Debt 88.1%
United States Treasury Department		0.08%		07/07/11	250,000,000	249,996,667
		0.11%		07/07/11	250,000,000	249,995,417
		0.02%		07/14/11	248,265,000	248,263,207
		0.05%		07/14/11	800,000,000	799,986,097
		0.07%		07/14/11	635,695,000	635,679,823
		0.18%		07/14/11	250,000,000	249,983,750
		0.02%		07/21/11	100,000,000	99,999,167
		0.07%		07/21/11	700,000,000	699,974,721
		0.19%		07/21/11	500,000,000	499,948,611
		0.01%		07/28/11	25,535,000	25,534,808
		0.07%		07/28/11	800,000,000	799,960,249
		1.00%		07/31/11	850,000,000	850,663,279
		0.02%		08/04/11	450,000,000	449,993,625
		0.03%		08/04/11	700,000,000	699,980,167
		0.04%		08/04/11	200,000,000	199,993,389
		0.05%		08/04/11	255,319,500	255,307,443
		0.02%		08/11/11	400,000,000	399,993,167
		0.03%		08/11/11	900,000,000	899,972,097
		0.04%		08/11/11	700,000,000	699,970,959
		0.05%		08/11/11	200,000,000	199,989,750
		5.00%		08/15/11	100,000,000	100,614,508
		0.03%		08/18/11	975,000,000	974,965,002
		0.05%		08/18/11	100,000,000	99,994,000
		0.01%		08/25/11	500,000,000	499,996,180
		0.05%		08/25/11	650,000,000	649,951,493
		1.00%		08/31/11	380,000,000	380,572,344
		4.63%		08/31/11	145,000,000	146,099,066
		0.01%		09/01/11	150,000,000	149,997,417
		0.02%		09/01/11	7,425,000	7,424,808
		0.06%		09/01/11	1,125,000,000	1,124,891,498
		0.05%		09/08/11	1,000,000,000	999,908,958
		0.05%		09/15/11	474,970,000	474,920,656
		0.05%		09/22/11	700,000,000	699,927,375
		0.03%		09/29/11	900,000,000	899,942,502
		4.50%		09/30/11	200,000,000	202,116,660
		0.14%		10/06/11	145,000,000	144,945,303

22 See financial notes

 Schwab U.S. Treasury Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.10%		11/25/11	300,000,000	299,877,501

						17,071,331,664

Government Agency Debt 11.8%
Fannie Mae		0.04%		09/15/11	156,000,000	155,986,827
		0.05%		09/21/11	300,000,000	299,965,833

Federal Home Loan Bank		0.00%		07/01/11	24,291,000	24,291,000
		0.02%		08/24/11	300,000,000	299,991,000
		0.03%		08/24/11	101,600,000	101,595,809
		0.03%		08/26/11	400,000,000	399,981,333

Freddie Mac		0.05%		07/20/11	500,000,000	499,986,806
		0.05%		07/21/11	500,000,000	499,986,111

						2,281,784,719

Total Fixed-Rate Obligations
(Cost $19,353,116,383)						19,353,116,383

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $19,353,116,383.

See financial notes 23

 Schwab U.S. Treasury Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$19,353,116,383
Cash		357
Receivables:
Interest		11,197,928
Prepaid expenses	+	8,959

Total assets		19,364,323,627

Liabilities

Payables:
Shareholder services fees		59,910
Distributions to shareholders		76,138
Accrued expenses	+	149,354

Total liabilities		285,402

Net Assets

Total assets		19,364,323,627
Total liabilities	−	285,402

Net assets		$19,364,038,225

Net Assets by Source
Capital received from investors		19,363,542,078
Net investment income not yet distributed		28,467
Net realized capital gains		467,680

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$19,364,038,225		19,363,731,991		$1.00

24 See financial notes

 Schwab U.S. Treasury Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$11,200,426

Expenses

Investment adviser and administrator fees		28,032,841
Shareholder service fees		35,856,391
Portfolio accounting fees		199,234
Custodian fees		175,627
Shareholder reports		117,205
Registration fees		78,027
Professional fees		45,904
Trustees’ fees		44,873
Transfer agent fees		8,552
Other expenses	+	240,244

Total expenses		64,798,898
Expense reduction by CSIM and/or Schwab	−	54,494,858
Custody credits	−	15

Net expenses	−	10,304,025

Net investment income		896,401

Realized Gains (Losses)

Net realized gains on investments		467,680

Increase in net assets resulting from operations		$1,364,081

See financial notes 25

 Schwab U.S. Treasury Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$896,401	$1,822,833
Net realized gains	+	467,680	46,270

Increase in net assets from operations		1,364,081	1,869,103

Distributions to Shareholders

Distributions from net investment income		(896,401)	(1,828,911)

Transactions in Fund Shares*

Shares sold		27,755,341,219	46,625,924,275
Shares reinvested		791,261	1,774,375
Shares redeemed	+	(26,396,501,230)	(48,133,170,808)

Net transactions in fund shares		1,359,631,250	(1,505,472,158)

Net Assets

Beginning of period		18,003,939,295	19,509,371,261
Total increase or decrease	+	1,360,098,930	(1,505,431,966)

End of period		$19,364,038,225	$18,003,939,295

Net investment income not yet distributed		$28,467	$28,467

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

26 See financial notes

Schwab Value Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Investor Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[3]	0.01		0.24		2.59	5.01	4.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.30	[4,5]	0.33	[5]	0.43	[5,6]	0.44 [7]	0.45	0.45
Gross operating expenses	0.57	[4]	0.56		0.59		0.56	0.55	0.57
Net investment income (loss)	0.01	[4]	0.01		0.27		2.60	4.89	4.65
Net assets, end of period ($ x 1,000,000)	13,148		15,291		23,242		37,685	43,248	33,206

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Select Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[3]	0.03		0.31		2.69	5.12	4.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[4,8]	0.32	[8]	0.35	[8,6]	0.34 [7]	0.35	0.35
Gross operating expenses	0.47	[4]	0.46		0.49		0.45	0.45	0.53
Net investment income (loss)	0.01	[4]	0.03		0.35		2.71	4.99	4.79
Net asset, end of period ($ x 1,000,000)	2,193		2,617		4,091		6,130	7,453	5,158

* Unaudited.
1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $56,536,372.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.40% for Investor Shares and 0.31% for Select Shares, respectively, if certain non-routine expenes (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 The ratio of net operating expenses would have been 0.43% for Investor Shares and 0.33% for Select Shares, respectively, if certain non-routine expenes (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
8 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation, if any. (See financial note 4)

See financial notes 27

 Schwab Value Advantage Money Fund

Financial Highlights continued

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Institutional Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.03	[3]	0.11		0.39		2.78	5.23	4.94

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[4,5]	0.24	[5]	0.28	[5,6]	0.25 [6]	0.24	0.24
Gross operating expenses	0.36	[4]	0.35		0.38		0.35	0.34	0.49
Net investment income (loss)	0.07	[4]	0.10		0.42		2.77	5.10	4.90
Net assets, end of period ($ x 1,000,000)	1,797		2,160		3,087		4,464	4,748	3,817

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	10/5/06[7]–
Institutional Prime Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.01
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.03	0.05	0.01
Less Distributions From:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.01)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.05	[3]	0.14		0.42		2.81	5.26	1.25	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[4]	0.21	[5]	0.25	[5,6]	0.22 [6]	0.21	0.21	[4]
Gross operating expenses	0.34	[4]	0.33		0.35		0.32	0.32	0.36	[4]
Net investment income (loss)	0.10	[4]	0.14		0.43		2.89	5.12	5.18	[4]
Net assets, end of period ($ x 1,000,000)	1,894		1,975		2,185		2,476	4,235	1,693

* Unaudited.
1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $56,536,372.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.24% for Institutional Shares and 0.21% for Institutional Prime Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 Commencement of operations.

28 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

70.4%		Fixed-Rate Obligations	13,388,910,520	13,388,910,520
13.9%		Variable-Rate Obligations	2,654,810,161	2,654,810,161
15.8%		Repurchase Agreements	3,015,316,293	3,015,316,293

100.1%		Total Investments	19,059,036,974	19,059,036,974
(0	.1)%	Other Assets and Liabilities, Net		(27,029,565)

100.0%		Net Assets		19,032,007,409

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 70.4% of net assets

Asset Backed Commercial Paper 17.1%
Alpine Securitization Corp	a,b,c	0.05%		07/05/11	41,000,000	40,999,772
	a,b,c	0.14%		07/20/11	24,000,000	23,998,227
	a,b,c	0.21%		08/05/11	17,426,000	17,422,442
	a,b,c	0.21%		08/08/11	14,000,000	13,996,897

Amsterdam Funding Corp	a,b,c	0.22%		07/21/11	39,000,000	38,995,233
	a,b,c	0.23%		08/02/11	15,000,000	14,996,933
	a,b,c	0.19%		09/02/11	50,000,000	49,983,375
	a,b,c	0.19%		09/08/11	5,250,000	5,248,088
	a,b,c	0.25%		09/19/11	25,000,000	24,986,111

Argento Variable Funding Co, LLC	a,b,c	0.47%		07/26/11	28,000,000	27,990,861
	a,b,c	0.24%		08/05/11	19,000,000	18,995,567
	a,b,c	0.46%		08/09/11	10,000,000	9,995,017
	a,b,c	0.25%		08/22/11	39,000,000	38,985,917
	a,b,c	0.46%		09/02/11	23,000,000	22,981,485
	a,b,c	0.22%		09/20/11	4,000,000	3,998,020

Atlantic Asset Securitization, LLC	a,b,c	0.15%		07/08/11	20,000,000	19,999,417
	a,b,c	0.17%		07/21/11	61,000,000	60,994,239

Atlantis One Funding Corp	a,b,c	0.37%		09/29/11	12,000,000	11,988,900
	a,b,c	0.27%		12/02/11	164,000,000	163,810,580
	a,b,c	0.25%		12/06/11	76,000,000	75,916,611
	a,b,c	0.26%		12/06/11	58,000,000	57,933,816
	a,b,c	0.26%		12/20/11	26,000,000	25,967,702

Barton Capital, LLC	a,b,c	0.22%		07/11/11	35,000,000	34,997,861
	a,b,c	0.23%		07/12/11	24,000,000	23,998,313
	a,b,c	0.22%		07/26/11	41,776,000	41,769,618

CAFCO, LLC	a,b,c	0.41%		07/15/11	32,000,000	31,994,898
	a,b,c	0.41%		07/20/11	9,000,000	8,998,053
	a,b,c	0.41%		08/04/11	89,000,000	88,965,537

See financial notes 29

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Cancara Asset Securitisation, LLC	a,b,c	0.45%		07/15/11	212,000,000	211,962,900
	a,b,c	0.45%		07/26/11	8,000,000	7,997,500
	a,b,c	0.45%		09/07/11	42,000,000	41,964,300
	a,b,c	0.40%		11/01/11	36,000,000	35,950,800

Chariot Funding, LLC	a,b,c	0.15%		07/19/11	13,000,000	12,999,025
	a,b,c	0.14%		07/27/11	15,000,000	14,998,483

Ciesco, LLC	a,b,c	0.41%		07/20/11	125,000,000	124,972,951
	a,b,c	0.41%		08/03/11	50,000,000	49,981,208
	a,b,c	0.41%		08/09/11	5,000,000	4,997,779

CRC Funding, LLC	a,b,c	0.41%		07/14/11	33,000,000	32,995,114
	a,b,c	0.41%		07/15/11	45,000,000	44,992,825
	a,b,c	0.41%		07/25/11	31,000,000	30,991,527
	a,b,c	0.41%		08/03/11	10,000,000	9,996,242
	a,b,c	0.41%		08/04/11	84,000,000	83,967,473
	a,b,c	0.41%		08/05/11	5,000,000	4,998,007
	a,b,c	0.41%		08/15/11	16,000,000	15,991,800

Fairway Finance Co, LLC	a,b,c	0.20%		07/26/11	27,000,000	26,996,250

Falcon Asset Securitization Corp	a,b,c	0.15%		07/28/11	20,000,000	19,997,750
	a,b,c	0.19%		08/01/11	16,500,000	16,497,300

Govco, LLC	a,b,c	0.14%		07/01/11	20,000,000	20,000,000
	a,b,c	0.20%		08/31/11	10,000,000	9,996,611
	a,b,c	0.19%		09/28/11	55,000,000	54,974,165
	a,b,c	0.29%		12/12/11	50,000,000	49,933,944
	a,b,c	0.29%		12/16/11	17,000,000	16,976,993
	a,b,c	0.29%		12/20/11	131,000,000	130,818,492

Grampian Funding, LLC	a,b,c	0.46%		08/15/11	30,000,000	29,982,750
	a,b,c	0.46%		08/23/11	106,000,000	105,928,215
	a,b,c	0.38%		11/18/11	3,000,000	2,995,567

Jupiter Securitization Corp	a,b,c	0.13%		07/11/11	40,000,000	39,998,556
	a,b,c	0.13%		07/14/11	38,000,000	37,998,216
	a,b,c	0.15%		08/24/11	103,000,000	102,976,825

Market Street Funding Corp	a,b,c	0.13%		07/12/11	14,046,000	14,045,442
	a,b,c	0.23%		07/21/11	7,000,000	6,999,106
	a,b,c	0.23%		07/26/11	42,000,000	41,993,292

Nieuw Amsterdam Receivables Corp	a,b,c	0.27%		07/06/11	20,000,000	19,999,250
	a,b,c	0.26%		07/08/11	14,000,000	13,999,292
	a,b,c	0.25%		07/12/11	3,000,000	2,999,771
	a,b,c	0.23%		07/14/11	10,000,000	9,999,169
	a,b,c	0.25%		07/21/11	40,000,000	39,994,444
	a,b,c	0.22%		08/05/11	28,000,000	27,994,011
	a,b,c	0.20%		09/12/11	20,000,000	19,991,889

Old Line Funding, LLC	a,b,c	0.18%		08/30/11	50,000,000	49,985,000

Solitaire Funding, LLC	a,b,c	0.26%		07/15/11	10,000,000	9,998,989
	a,b,c	0.25%		07/25/11	60,000,000	59,990,000
	a,b,c	0.25%		07/26/11	81,000,000	80,985,938
	a,b,c	0.25%		07/27/11	21,000,000	20,996,208
	a,b,c	0.25%		07/28/11	23,000,000	22,995,688
	a,b,c	0.25%		08/03/11	28,000,000	27,993,583
	a,b,c	0.25%		08/04/11	35,000,000	34,991,736

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.23%		07/20/11	31,000,000	30,996,237
	a,b,c	0.20%		08/10/11	19,000,000	18,995,778

30 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Variable Funding Capital Corp	a,b,c	0.20%		07/25/11	133,000,000	132,982,267

Windmill Funding Corp	a,b,c	0.22%		07/08/11	10,000,000	9,999,572
	a,b,c	0.15%		07/13/11	44,250,000	44,247,788
	a,b,c	0.22%		07/22/11	104,000,000	103,986,653
	a,b,c	0.25%		09/19/11	16,000,000	15,991,111

						3,259,891,272

Financial Company Commercial Paper 12.0%
Bank of America Corp		0.19%		08/22/11	83,000,000	82,977,221
		0.19%		09/09/11	111,000,000	110,958,992

Citigroup Funding, Inc	a	0.25%		07/14/11	84,000,000	83,992,417
	a	0.22%		07/20/11	86,000,000	85,990,014
	a	0.30%		11/14/11	48,000,000	47,945,600

Commonwealth Bank of Australia	c	0.21%		07/07/11	38,550,000	38,548,651
	c	0.22%		07/07/11	92,000,000	91,996,703
	c	0.18%		08/25/11	30,000,000	29,991,750

Danske Corp	a,c	0.22%		07/27/11	10,000,000	9,998,411
	a,c	0.23%		07/28/11	10,000,000	9,998,275
	a,c	0.23%		08/01/11	41,000,000	40,991,880
	a,c	0.22%		08/05/11	15,000,000	14,996,792

DnB NOR Bank ASA		0.34%		08/26/11	139,000,000	138,926,484
		0.27%		12/01/11	94,000,000	93,894,132

General Electric Capital Corp		0.25%		12/13/11	68,000,000	67,922,083
		0.25%		12/19/11	109,000,000	108,870,562
		0.25%		12/20/11	145,000,000	144,826,805
		0.25%		12/21/11	91,000,000	90,890,674
		0.25%		01/04/12	15,000,000	14,980,521
		0.24%		01/11/12	56,000,000	55,927,573

ING (U.S.) Funding LLC	a	0.23%		09/29/11	69,000,000	68,960,325
	a	0.35%		11/29/11	125,000,000	124,816,493

Nationwide Building Society		0.49%		09/21/11	102,000,000	101,886,157

Nordea North America, Inc	a	0.21%		10/04/11	122,000,000	121,934,001
	a	0.26%		11/21/11	89,880,000	89,787,174
	a	0.26%		11/29/11	15,000,000	14,983,642

RBS Holdings USA Inc	a,c	0.47%		10/07/11	5,000,000	4,993,603

Societe Generale North America, Inc	a	0.03%		07/01/11	76,000,000	76,000,000

State Street Corp		0.22%		08/18/11	31,000,000	30,990,907
		0.22%		12/15/11	65,000,000	64,933,664

Svenska Handelsbanken Inc	a	0.24%		08/04/11	93,000,000	92,978,920

UBS Finance (Delaware), Inc	a	0.28%		12/12/11	44,000,000	43,943,876

Union Bank, NA		0.14%		08/29/11	37,000,000	36,991,511

Westpac Securities NZ Ltd	a,c	0.20%		08/18/11	44,000,000	43,988,267

						2,281,814,080

Other Commercial Paper 2.3%
General Electric Co		0.13%		07/01/11	211,000,000	211,000,000

See financial notes 31

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Reckitt Benckiser Treasury Services PLC	a,c	0.35%		12/12/11	37,000,000	36,941,006
	a,c	0.52%		02/24/12	32,000,000	31,889,991

Sanofi	c	0.28%		07/14/11	44,350,000	44,345,516
	c	0.34%		09/12/11	40,450,000	40,422,112
	c	0.34%		09/19/11	38,000,000	37,971,289
	c	0.33%		09/20/11	7,000,000	6,994,802
	c	0.22%		12/15/11	35,000,000	34,964,280

						444,528,996

Certificate of Deposit 23.0%
Abbey National Treasury Services Plc	a	0.43%		08/02/11	98,000,000	98,000,000

Bank of Nova Scotia		0.32%		07/12/11	125,000,000	125,000,000
		0.18%		10/03/11	81,000,000	81,000,000
		0.23%		11/21/11	159,000,000	159,000,000
		0.22%		12/07/11	18,000,000	18,000,000

Bank of the West		0.26%		07/20/11	59,000,000	59,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.52%		07/27/11	66,000,000	66,000,000

Barclays Bank Plc		0.47%		02/06/12	72,000,000	72,000,000

BNP Paribas		0.48%		07/05/11	56,000,000	56,000,000
		0.45%		07/13/11	132,000,000	132,000,000
		0.46%		07/15/11	152,000,000	152,000,000
		0.45%		07/18/11	109,000,000	109,000,000
		0.46%		07/20/11	52,000,000	52,000,000
		0.48%		08/08/11	55,000,000	55,000,000
		0.54%		08/23/11	152,000,000	152,000,000
		0.54%		08/25/11	139,000,000	139,000,000
		0.50%		10/03/11	24,000,000	24,000,000
		0.54%		11/02/11	66,000,000	66,000,000

Commerzbank AG		0.12%		07/05/11	13,000,000	13,000,000
		0.11%		07/06/11	196,000,000	196,000,000

Credit Agricole Corporate and Investment Bank		0.32%		08/08/11	19,000,000	19,000,000

Credit Suisse AG		0.26%		07/01/11	82,000,000	82,000,000
		0.20%		08/03/11	17,000,000	17,000,000
		0.19%		09/28/11	84,000,000	84,000,000

Deutsche Bank AG		0.24%		07/05/11	41,000,000	41,000,000
		0.31%		08/01/11	260,000,000	260,000,000
		0.21%		08/05/11	77,000,000	77,000,000
		0.24%		08/22/11	28,000,000	28,000,000
		0.24%		08/25/11	95,000,000	95,000,000
		0.39%		09/26/11	21,000,000	21,000,000
		0.20%		09/27/11	54,000,000	54,000,000

Lloyds TSB Bank Plc		0.45%		10/04/11	35,000,000	35,000,000

Mitsubishi UFJ Trust & Banking Corp		0.15%		07/06/11	57,000,000	57,000,000

National Australia Bank Ltd		0.25%		07/07/11	125,000,000	125,000,000
		0.20%		07/26/11	100,000,000	100,000,000
		0.20%		08/02/11	24,000,000	24,000,000
		0.23%		12/08/11	42,000,000	42,000,000

Nordea Bank Finland Plc		0.27%		07/18/11	90,000,000	89,999,999
		0.18%		09/23/11	53,000,000	52,997,572

32 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.25%		11/15/11	9,000,000	9,000,000

Royal Bank of Scotland Plc		0.64%		07/27/11	117,000,000	117,000,000

Skandinaviska Enskilda Banken AB		0.30%		08/03/11	68,000,000	68,000,000
		0.30%		08/18/11	10,000,000	10,000,000

Societe Generale		0.10%		07/06/11	78,000,000	78,000,000
		0.50%		09/26/11	8,000,000	8,000,000
		0.50%		10/03/11	100,000,000	100,000,000
		0.41%		10/18/11	113,000,000	113,000,000

Sumitomo Mitsui Banking Corp		0.14%		07/07/11	93,000,000	93,000,000

Sumitomo Trust & Banking Co. Ltd.		0.15%		07/07/11	89,000,000	89,000,000

Svenska Handelsbanken AB		0.20%		09/02/11	96,000,000	96,000,838
		0.20%		09/27/11	67,000,000	67,000,000
		0.21%		10/04/11	10,000,000	10,000,132

Toronto-Dominion Bank		0.14%		08/30/11	25,000,000	25,000,000
		0.14%		09/01/11	155,000,000	155,000,000
		0.22%		12/06/11	47,000,000	47,000,000

UBS AG		0.40%		09/08/11	95,000,000	95,000,000
		0.39%		09/12/11	47,000,000	47,000,000

Union Bank, NA		0.14%		08/29/11	17,000,000	17,000,000

						4,371,998,541

Government Agency Debt 9.5%
Fannie Mae		0.05%		07/11/11	2,620,000	2,619,964
		0.03%		07/14/11	69,000,000	68,999,253
		0.03%		07/15/11	115,000,000	114,998,658
		0.10%		08/01/11	24,725,000	24,722,871
		0.06%		08/04/11	3,600,000	3,599,796

Federal Home Loan Bank		0.05%		07/01/11	40,000,000	40,000,000
		0.04%		07/06/11	20,296,000	20,295,887
		0.02%		07/08/11	95,000,000	94,999,594
		0.04%		07/08/11	74,000,000	73,999,425
		0.05%		07/15/11	68,834,000	68,832,795
		0.05%		07/22/11	28,000,000	27,999,183
		0.04%		08/01/11	25,000,000	24,999,139
		0.06%		08/02/11	5,000,000	4,999,733
		0.04%		08/03/11	35,000,000	34,998,717
		0.06%		08/03/11	47,000,000	46,997,415
		0.08%		08/03/11	35,000,000	34,997,433
		0.06%		08/04/11	50,000,000	49,997,167
		0.04%		08/05/11	9,000,000	8,999,650
		0.06%		08/05/11	31,400,000	31,398,280
		0.07%		08/05/11	70,811,000	70,806,181
		0.08%		08/05/11	18,000,000	17,998,600
		0.07%		08/19/11	40,000,000	39,996,189

Freddie Mac		0.02%		07/01/11	102,000,000	102,000,000
		0.05%		07/15/11	40,000,000	39,999,300
		0.04%		07/19/11	218,000,000	217,995,640
		0.06%		08/08/11	2,000,000	1,999,873
		0.06%		08/10/11	17,000,000	16,998,867
		0.05%		08/11/11	10,000,000	9,999,431
		0.06%		08/18/11	107,000,000	106,991,440

See financial notes 33

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Straight A Funding, LLC	a,b,c,f	0.23%		07/01/11	79,975,000	79,975,000
	a,b,c,f	0.20%		07/06/11	217,355,000	217,348,962
	a,b,c,f	0.19%		07/26/11	25,000,000	24,996,701
	a,b,c,f	0.18%		08/03/11	46,000,000	45,992,410
	a,b,c,f	0.18%		08/05/11	28,129,000	28,124,077

						1,799,677,631

Other Instrument 2.3%
Australia & New Zealand Banking Group Ltd	j	0.12%		07/05/11	59,000,000	59,000,000
	j	0.12%		07/06/11	189,000,000	189,000,000

Citibank, NA	j	0.13%		07/05/11	49,000,000	49,000,000

JPMorgan Chase Bank, NA	j	0.01%		07/01/11	35,000,000	35,000,000

Royal Bank of Canada	j	0.02%		07/01/11	100,000,000	100,000,000

						432,000,000

Other Note 4.2%
Bank of America, NA	g	0.31%		07/01/11	50,000,000	50,000,000
	g	0.31%		07/11/11	300,000,000	300,000,000
	g	0.40%		07/28/11	150,000,000	150,000,000
	g	0.19%		08/12/11	46,000,000	46,000,000
	g	0.19%		08/15/11	44,000,000	44,000,000
	g	0.26%		10/03/11	54,000,000	54,000,000
	g	0.24%		10/13/11	125,000,000	125,000,000

Goldman Sachs Group, Inc	c,d,i	1.02%		08/02/11	30,000,000	30,000,000

						799,000,000

Total Fixed-Rate Obligations
(Cost $13,388,910,520)						13,388,910,520

Variable-Rate Obligations 13.9% of net assets

Financial Company Commercial Paper 1.3%
Westpac Banking Corp	c	0.28%	07/18/11	09/16/11	237,000,000	237,000,000

Certificate of Deposit 7.1%
Barclays Bank Plc		0.69%	07/15/11	10/17/11	108,000,000	108,000,000
		0.59%	07/22/11	02/22/12	92,000,000	92,000,000

Canadian Imperial Bank of Commerce
		0.24%	07/28/11	12/28/11	186,000,000	186,000,000
		0.24%	07/05/11	01/03/12	122,000,000	122,000,000

Credit Suisse AG		0.26%	07/05/11	12/01/11	100,000,000	100,000,000

Rabobank Nederland		0.28%	07/15/11	09/15/11	125,000,000	125,000,000
		0.26%	07/07/11	10/07/11	22,000,000	22,000,000
		0.27%	07/05/11	12/05/11	150,000,000	150,000,000

Toronto-Dominion Bank		0.26%	07/28/11	10/28/11	60,000,000	60,000,000

UBS AG		0.59%	07/15/11	10/17/11	87,000,000	87,000,000

Westpac Banking Corp		0.27%	07/11/11	01/10/12	60,000,000	60,000,000
		0.28%	07/01/11	05/01/12	247,000,000	247,000,000

						1,359,000,000

34 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Government Agency Debt 1.8%
Freddie Mac		0.14%	07/11/11	05/10/12	350,000,000	350,000,000

Variable Rate Demand Note 0.0%
New Jersey Economic Development Auth
Economic Development Bonds (MSNBC/CNBC) Series 1997A	a	0.35%	07/01/11	08/01/11	900,000	900,000

Other Note 3.7%
Bank of America, NA	h	0.57%	07/22/11	07/20/12	149,000,000	149,000,000

Commonwealth Bank of Australia	c,h	0.34%	07/27/11	06/26/12	50,000,000	50,000,000

JPMorgan Chase Bank, NA	h	0.23%	07/21/11	07/20/12	500,000,000	500,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	8,910,161	8,910,161

						707,910,161

Total Variable-Rate Obligations
(Cost $2,654,810,161)						2,654,810,161

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 15.8% of net assets

Government Agency Repurchase Agreement 11.4%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $135,200,000, issued 06/14/2011, due 07/01/2011.		0.10%		07/01/11	130,006,139	130,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $253,760,001, issued 06/23/2011, due 07/08/2011.		0.06%		07/07/11	244,005,693	244,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $287,034,427, issued 06/23/2011, due 07/07/2011.		0.06%		07/07/11	275,006,417	275,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $437,750,001, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	425,000,944	425,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $262,500,000, issued 06/09/11, due 07/01/11.		0.11%		07/01/11	250,016,806	250,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $21,744,848, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	21,316,311	21,316,293

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $52,000,000, issued 06/30/2011, due 07/01/2011.		0.06%		07/01/11	50,000,083	50,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $114,400,000, issued 06/30/2011, due 07/01/2011.		0.08%		07/01/11	110,000,244	110,000,000

See financial notes 35

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $67,600,000, issued 06/08/2011, due 07/01/2011.		0.11%		07/01/11	65,004,568	65,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $89,250,000, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	85,000,071	85,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $113,300,001, issued 06/30/2011, due 07/01/2011.		0.01%		07/01/11	110,000,031	110,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $154,500,122, issued 06/30/2011, due 07/01/2011.		0.05%		07/01/11	150,000,208	150,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $267,800,000, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	260,000,361	260,000,000

						2,175,316,293

Treasury Repurchase Agreement 2.2%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $40,800,007, issued 06/30/2011, due 07/01/2011.		0.01%		07/01/11	40,000,011	40,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $56,103,173, issued 06/30/2011, due 07/01/2011.		0.01%		07/01/11	55,000,015	55,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $331,500,084, issued 06/30/2011, due 07/01/2011.		0.01%		07/01/11	325,000,090	325,000,000

						420,000,000

Other Repurchase Agreement 2.2%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $89,250,005, issued 06/30/11, due 07/01/11.		0.22%		07/01/11	85,000,519	85,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $71,400,029, issued 03/01/2011, due 07/01/11.		0.65%		07/01/11	68,149,789	68,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $1,050,018, issued 03/16/2011, due 07/14/11.	d	0.62%		07/14/11	1,002,067	1,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $70,350,024, issued 03/01/11, due 08/01/11.	d	0.71%		08/01/11	67,202,173	67,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $28,350,002, issued 06/24/11, due 10/24/11.	d	0.57%		10/24/11	27,052,155	27,000,000

36 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $26,250,031, issued 06/03/11, due 11/01/11.	d	0.60%		11/01/11	25,062,917	25,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $17,850,021, issued 06/02/11, due 11/01/11.	d	0.60%		11/01/11	17,043,067	17,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $136,500,018, issued 06/07/11, due 11/07/11.	d	0.60%		11/07/11	130,331,500	130,000,000

						420,000,000

Total Repurchase Agreements
(Cost $3,015,316,293)						3,015,316,293

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $19,059,036,974.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,501,271,911 or 23.7% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $305,910,161 or 1.6% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Bank Note
h	Extendible Note - Investor Option
i	Promissory Note - Illiquid
j	Time Deposit

See financial notes 37

 Schwab Value Advantage Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$16,043,720,681
Repurchase agreements, at cost and value	+	3,015,316,293

Total investments, at cost and value (Note 2a)		19,059,036,974
Cash		1
Receivables:
Investments sold		100,000
Fund shares sold		15,247,173
Interest		6,825,501
Prepaid expenses	+	41,445

Total assets		19,081,251,094

Liabilities

Payables:
Investment adviser and administrator fees		294,402
Shareholder services fees		72,576
Fund shares redeemed		48,553,827
Distributions to shareholders		103,032
Accrued expenses	+	219,848

Total liabilities		49,243,685

Net Assets

Total assets		19,081,251,094
Total liabilities	−	49,243,685

Net assets		$19,032,007,409

Net Assets by Source
Capital received from investors		19,034,004,316
Net realized capital losses		(1,996,907)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$13,148,349,419		13,148,346,918		$1.00
Select Shares	$2,193,256,358		2,193,255,690		$1.00
Institutional Shares	$1,797,020,194		1,797,019,812		$1.00
Institutional Prime Shares	$1,893,381,438		1,893,381,120		$1.00

38 See financial notes

 Schwab Value Advantage Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$31,219,065

Expenses

Investment adviser and administrator fees		31,640,993
Shareholder service fees:
Investor Shares		17,564,912
Select Shares		1,784,722
Institutional Shares		404,514
Institutional Prime Shares		195,025
Custodian fees		309,766
Portfolio accounting fees		255,751
Shareholder reports		117,927
Registration fees		96,347
Professional fees		56,560
Transfer agent fees		54,573
Trustees’ fees		50,962
Interest expense		1,813
Other expenses	+	324,619

Total expenses		52,858,484
Expense reduction by CSIM and/or Schwab	−	24,114,529
Custody credits	−	13

Net expenses	−	28,743,942

Net investment income		2,475,123

Realized Gains (Losses)

Net realized gains on investments		4

Increase in net assets resulting from operations		$2,475,127

See financial notes 39

 Schwab Value Advantage Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$2,475,123	$8,054,239
Net realized gains	+	4	60,807,631

Increase in net assets from operations		2,475,127	68,861,870

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(702,596)	(1,857,898)
Select Shares		(169,460)	(884,729)
Institutional Shares		(672,402)	(2,647,108)
Institutional Prime Shares	+	(930,665)	(2,664,504)

Total distributions from net investment income		(2,475,123)	(8,054,239)

Transactions in Fund Shares*

Shares Sold
Investor Shares		1,103,668,356	2,944,937,403
Select Shares		353,043,453	852,562,457
Institutional Shares		473,960,389	1,397,211,652
Institutional Prime Shares	+	781,836,532	1,897,679,870

Total shares sold		2,712,508,730	7,092,391,382

Shares Reinvested
Investor Shares		596,916	1,701,913
Select Shares		147,884	814,573
Institutional Shares		584,149	2,334,506
Institutional Prime Shares	+	679,532	2,027,106

Total shares reinvested		2,008,481	6,878,098

Shares Redeemed
Investor Shares		(3,246,727,722)	(10,942,649,860)
Select Shares		(777,242,758)	(2,334,830,174)
Institutional Shares		(837,544,412)	(2,332,437,213)
Institutional Prime Shares	+	(863,744,404)	(2,112,744,986)

Total shares redeemed		(5,725,259,296)	(17,722,662,233)

Net transactions in fund shares		(3,010,742,085)	(10,623,392,753)

Net Assets

Beginning of period		22,042,749,490	32,605,334,612
Total decrease	+	(3,010,742,081)	(10,562,585,122)

End of period		$19,032,007,409	$22,042,749,490

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

40 See financial notes

 Schwab Taxable Money Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Value Advantage Money Fund offers four share classes: Investor Shares, Select Shares, Institutional Shares and Institutional Prime Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Government Money Fund and Schwab U.S. Treasury Money Fund each offer one share class.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

 41

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that the funds could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

42

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

 43

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

A fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

44

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables Schwab Government Money Fund and Schwab U.S. Treasury Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in such funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab Government Money Fund and the Schwab U.S. Treasury Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Schwab Government Money Fund	0.25%	0.15%
Schwab U.S. Treasury Money Fund	0.25%	0.15%
Schwab Value Advantage Money Fund
Investor Shares	0.25%	n/a
Select Shares	0.15%	n/a
Institutional Shares	0.04%	n/a
Institutional Prime Shares	0.02%	n/a

 45

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Schwab Government Money Fund*	0.75%
Schwab U.S. Treasury Money Fund*	0.60%
Schwab Value Advantage Money Fund
Investor Shares*	0.45%
Select Shares**	0.35%
Institutional Shares**	0.24%
Institutional Prime Shares**	0.21%

*	CSIM and Schwab have agreed to limit the fund’s or fund share class’ expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	CSIM and Schwab have agreed to limit this share class’ expenses as described above through April 29, 2013.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the Schwab Government Money Fund, Schwab U.S. Treasury Fund and Schwab Value Advantage Fund — Investor Shares and Select Shares expenses equal to 0.035% of each fund’s or share class’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Government Money Fund	$32,001,593	$65,865,111	$37,740,223	$135,606,927
Schwab U.S. Treasury Money Fund	53,047,784	74,589,172	40,343,112	167,980,068
Schwab Value Advantage Money Fund*
Investor Shares	6,431,819	15,099,405	8,360,792	29,892,016
Select shares	—	—	274,810	274,810
Institutional Shares	—	—	2,770	2,770

*	As of June 30, 2011, the fund had no recoupable expenses for its Institutional Prime Shares.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Government Money Fund	$50,195,574
Schwab U.S. Treasury Money Fund	—
Schwab Value Advantage Money Fund	36,991,223

46

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the funds. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains, for federal income tax purposes. As of December 31, 2010, the following funds had capital loss carryforwards available to offset net capital gains before the expiration dates:

	Schwab	Schwab	Schwab
	Government	U.S. Treasury	Value Advantage
Expiration Date	Money Fund	Money Fund	Money Fund

December 31, 2017	$—	$—	$1,996,911

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. As of December 31, 2010, the funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

	Schwab	Schwab	Schwab
	Government	U.S. Treasury	Value Advantage
	Money Fund	Money Fund	Money Fund

Capital losses utilized	$—	$—	$60,807,631

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

 47

 Schwab Taxable Money Funds

Financial Notes, unaudited (continued)

8. Federal Income Taxes (continued):

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

 49

compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

50

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 51

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

52

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 53

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

54

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 55

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR32957-06

Semiannual report dated June 30, 2011 enclosed.

Schwab Money Market Fundtm

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Schwab Money Market Fundtm

Semiannual Report
June 30, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Money Market Fund 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Money Market Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Money Market Fund 5

Schwab Money Market Fund™

Schwab Money Market Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities, driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, time deposits, agency discount notes, and other short-term investment vehicles to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors, including the fund, reduced exposure to European banks and sought investments in countries such as Canada and Australia. Increased investor demand resulted in lower rates in these sectors. The fund had no direct investments in Greek debt during the period, and the fund’s investment adviser was comfortable with the fund’s investments in European institutions.

In addition, a reduction in supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities, and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 42 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	41.6%
16-30 Days	17.3%
31-60 Days	15.9%
61-90 Days	11.8%
91-120 Days	3.5%
More than 120 Days	9.9%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality of Holdings[3] % of portfolio	99.97% Tier 1

 Portfolio Composition by Security Type

% of Investments

Commercial Paper
Asset Backed	18.5%
Financial Company	12.4%
Other	1.2%
Certificate of Deposit	31.7%
Government Agency Debt[4]	10.8%
Other Instrument	2.0%
Other Note	6.8%
Variable Rate Demand Note	0.4%
Repurchase Agreement:
Government Agency	12.1%
Treasury	2.3%
Other	1.8%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Money Market Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Money Market Fund
Sweep Shares

Ticker Symbol	SWMXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.05%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.44% to the seven-day yield.

Schwab Money Market Fundtm 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab Money Market Fundtm
Actual Return	0.29%	$1,000	$1,000.10	$1.44
Hypothetical 5% Return	0.29%	$1,000	$1,023.36	$1.45

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Money Market Fund

Schwab Money Market Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[3]	0.01		0.10		2.26	4.72	4.40

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	[4,5]	0.33	[5]	0.53	[5,6]	0.71 [7]	0.72	0.74
Gross operating expenses	0.73	[4]	0.73		0.77		0.75	0.73	0.79
Net investment income (loss)	0.01	[4]	0.01		0.10		2.34	4.62	4.24
Net assets, end of period ($ x 1,000,000)	13,811		13,409		14,098		14,295	19,584	21,762

* Unaudited.
1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $22,341,858.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 The ratio of net operating expenses would have been 0.70%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Money Market Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

71.1%	Fixed-Rate Obligations	9,818,800,929	9,818,800,929
12.7%	Variable-Rate Obligations	1,748,268,505	1,748,268,505
16.2%	Repurchase Agreements	2,240,336,329	2,240,336,329

100.0%	Total Investments	13,807,405,763	13,807,405,763
0.0%	Other Assets and Liabilities, Net		4,069,243

100.0%	Net Assets		13,811,475,006

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 71.1% of net assets

Asset Backed Commercial Paper 18.5%
Alpine Securitization Corp	a,b,c	0.14%		07/20/11	124,000,000	123,990,838

Amsterdam Funding Corp	a,b,c	0.22%		07/12/11	20,000,000	19,998,656
	a,b,c	0.22%		07/19/11	33,000,000	32,996,370
	a,b,c	0.22%		07/22/11	43,000,000	42,994,482
	a,b,c	0.25%		09/19/11	15,570,000	15,561,350
	a,b,c	0.21%		09/28/11	10,000,000	9,994,808

Argento Variable Funding Co, LLC	a,b,c	0.47%		07/26/11	5,000,000	4,998,368
	a,b,c	0.46%		08/09/11	16,000,000	15,992,027
	a,b,c	0.46%		08/15/11	9,000,000	8,994,825
	a,b,c	0.45%		09/07/11	11,000,000	10,990,650
	a,b,c	0.22%		09/20/11	66,000,000	65,967,330
	a,b,c	0.45%		09/20/11	8,000,000	7,991,900

Atlantic Asset Securitization, LLC	a,b,c	0.15%		07/06/11	16,000,000	15,999,667
	a,b,c	0.15%		07/08/11	3,000,000	2,999,913
	a,b,c	0.15%		07/13/11	16,000,000	15,999,200
	a,b,c	0.16%		07/21/11	28,000,000	27,997,511
	a,b,c	0.17%		07/21/11	6,000,000	5,999,433

Atlantis One Funding Corp	a,b,c	0.14%		07/18/11	92,000,000	91,993,918
	a,b,c	0.18%		08/11/11	12,000,000	11,997,540
	a,b,c	0.27%		11/22/11	2,000,000	1,997,840
	a,b,c	0.25%		12/06/11	1,000,000	998,903
	a,b,c	0.26%		12/06/11	43,000,000	42,950,932
	a,b,c	0.26%		12/20/11	2,000,000	1,997,516

Barton Capital, LLC	a,b,c	0.16%		07/08/11	1,000,000	999,969

CAFCO, LLC	a,b,c	0.41%		07/15/11	85,000,000	84,986,447
	a,b,c	0.41%		07/20/11	23,000,000	22,995,023
	a,b,c	0.41%		07/27/11	5,000,000	4,998,519
	a,b,c	0.20%		09/08/11	9,000,000	8,996,550

10 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Cancara Asset Securitisation, LLC	a,b,c	0.45%		07/13/11	48,000,000	47,992,800
	a,b,c	0.45%		07/15/11	1,000,000	999,825
	a,b,c	0.45%		07/26/11	100,000,000	99,968,750
	a,b,c	0.46%		08/23/11	2,000,000	1,998,646
	a,b,c	0.45%		09/07/11	22,000,000	21,981,300
	a,b,c	0.23%		09/14/11	8,000,000	7,996,167
	a,b,c	0.40%		11/01/11	17,000,000	16,976,767

Chariot Funding, LLC	a,b,c	0.13%		07/12/11	98,000,000	97,996,107
	a,b,c	0.15%		07/19/11	10,000,000	9,999,250
	a,b,c	0.14%		07/27/11	10,000,000	9,998,989
	a,b,c	0.19%		07/28/11	17,000,000	16,997,577

Ciesco, LLC	a,b,c	0.41%		07/12/11	73,000,000	72,990,855
	a,b,c	0.41%		07/18/11	10,000,000	9,998,064
	a,b,c	0.41%		08/29/11	12,000,000	11,991,937

CRC Funding, LLC	a,b,c	0.41%		07/14/11	71,000,000	70,989,488
	a,b,c	0.41%		08/04/11	50,000,000	49,980,639
	a,b,c	0.41%		08/05/11	5,000,000	4,998,007

Fairway Finance Co, LLC	a,b,c	0.21%		07/19/11	6,279,000	6,278,341

Falcon Asset Securitization Corp	a,b,c	0.21%		07/05/11	81,750,000	81,748,092
	a,b,c	0.20%		07/21/11	62,000,000	61,993,111
	a,b,c	0.15%		07/28/11	10,000,000	9,998,875

Gemini Securitization Corp, LLC	a,b,c	0.20%		09/01/11	8,000,000	7,997,244
	a,b,c	0.20%		09/15/11	7,000,000	6,997,044

Govco, LLC	a,b,c	0.14%		07/01/11	15,000,000	15,000,000
	a,b,c	0.20%		08/31/11	10,000,000	9,996,611
	a,b,c	0.19%		09/28/11	35,000,000	34,983,560
	a,b,c	0.29%		12/16/11	82,000,000	81,889,027
	a,b,c	0.29%		12/20/11	18,000,000	17,975,060

Grampian Funding, LLC	a,b,c	0.46%		09/01/11	52,000,000	51,958,804
	a,b,c	0.35%		10/17/11	2,000,000	1,997,900
	a,b,c	0.38%		11/18/11	47,000,000	46,930,544

Jupiter Securitization Corp	a,b,c	0.19%		07/12/11	6,100,000	6,099,646
	a,b,c	0.13%		07/13/11	9,000,000	8,999,610
	a,b,c	0.13%		07/14/11	27,000,000	26,998,732
	a,b,c	0.19%		07/25/11	23,100,000	23,097,074
	a,b,c	0.15%		07/26/11	13,500,000	13,498,594
	a,b,c	0.15%		08/16/11	43,000,000	42,991,758

Market Street Funding Corp	a,b,c	0.23%		07/20/11	17,000,000	16,997,936
	a,b,c	0.19%		09/15/11	14,524,000	14,518,174
	a,b,c	0.19%		09/21/11	30,000,000	29,987,017
	a,b,c	0.19%		09/22/11	8,000,000	7,996,496

Nieuw Amsterdam Receivables Corp	a,b,c	0.25%		07/12/11	7,000,000	6,999,465
	a,b,c	0.25%		07/21/11	10,000,000	9,998,611
	a,b,c	0.22%		08/05/11	61,000,000	60,986,953
	a,b,c	0.20%		09/12/11	9,000,000	8,996,350

Old Line Funding, LLC	a,b,c	0.21%		07/05/11	12,000,000	11,999,720
	a,b,c	0.18%		08/30/11	23,051,000	23,044,085

Sheffield Receivables Corp	a,b,c	0.19%		08/22/11	21,000,000	20,994,237
	a,b,c	0.18%		08/26/11	20,000,000	19,994,400
	a,b,c	0.26%		01/05/12	20,000,000	19,972,844

See financial notes 11

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Solitaire Funding, LLC	a,b,c	0.43%		07/14/11	11,000,000	10,998,292
	a,b,c	0.26%		07/19/11	10,000,000	9,998,700
	a,b,c	0.25%		07/25/11	20,000,000	19,996,667
	a,b,c	0.25%		07/27/11	27,000,000	26,995,125
	a,b,c	0.25%		07/28/11	36,000,000	35,993,250
	a,b,c	0.25%		08/03/11	9,000,000	8,997,938
	a,b,c	0.25%		08/04/11	24,000,000	23,994,333
	a,b,c	0.24%		08/09/11	25,000,000	24,993,500

Starbird Funding Corp	a,b,c	0.06%		07/01/11	2,000,000	2,000,000
	a,b,c	0.23%		07/18/11	45,000,000	44,995,112
	a,b,c	0.24%		07/19/11	25,000,000	24,997,000
	a,b,c	0.24%		07/20/11	10,000,000	9,998,733

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.23%		07/14/11	25,000,000	24,997,924

Variable Funding Capital Corp	a,b,c	0.20%		07/25/11	56,000,000	55,992,533
	a,b,c	0.15%		08/15/11	42,000,000	41,992,125

Windmill Funding Corp	a,b,c	0.22%		07/12/11	25,000,000	24,998,319
	a,b,c	0.20%		08/17/11	14,000,000	13,996,344
	a,b,c	0.19%		09/12/11	36,000,000	35,986,130
	a,b,c	0.25%		09/19/11	23,000,000	22,987,222
	a,b,c	0.21%		09/27/11	9,000,000	8,995,380
	a,b,c	0.21%		10/03/11	16,000,000	15,991,227

						2,558,047,422

Financial Company Commercial Paper 10.3%
Australia & New Zealand Banking Group Ltd		0.25%		12/16/11	22,000,000	21,974,333

Bank of America Corp		0.27%		07/14/11	82,000,000	81,992,005
		0.23%		07/18/11	17,000,000	16,998,154

Citigroup Funding, Inc	a	0.40%		07/15/11	1,000,000	999,844
	a	0.40%		08/04/11	88,000,000	87,966,756
	a	0.40%		08/23/11	33,000,000	32,980,567
	a	0.39%		09/08/11	2,000,000	1,998,505
	a	0.38%		09/15/11	28,000,000	27,977,538

Commonwealth Bank of Australia	c	0.27%		07/11/11	20,000,000	19,998,500

Danske Corp	a,c	0.22%		08/10/11	40,000,000	39,990,444
	a,c	0.25%		09/27/11	14,000,000	13,991,444

DnB NOR Bank ASA		0.34%		08/26/11	45,000,000	44,976,200
		0.27%		11/28/11	30,000,000	29,966,250
		0.27%		12/01/11	88,000,000	87,900,890

General Electric Capital Corp		0.10%		08/29/11	50,000,000	49,991,806
		0.32%		09/09/11	29,000,000	28,981,956
		0.25%		12/13/11	110,000,000	109,873,958
		0.25%		12/19/11	33,000,000	32,960,812
		0.25%		12/28/11	4,000,000	3,995,000
		0.25%		01/04/12	65,000,000	64,915,590
		0.25%		01/05/12	10,000,000	9,986,944
		0.24%		01/11/12	4,000,000	3,994,827

ING (U.S.) Funding LLC	a	0.23%		09/29/11	135,000,000	134,922,375

Nationwide Building Society		0.48%		09/08/11	57,000,000	56,947,560
		0.49%		09/19/11	3,000,000	2,996,733

Nordea North America, Inc	a	0.20%		07/27/11	17,000,000	16,997,566

12 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a	0.20%		07/28/11	37,000,000	36,994,450
	a	0.21%		10/04/11	17,000,000	16,990,803
	a	0.26%		11/29/11	94,000,000	93,897,488

NRW.BANK		0.20%		07/13/11	15,000,000	14,999,000
		0.20%		07/19/11	49,000,000	48,995,100

Societe Generale North America, Inc	a	0.52%		09/08/11	65,000,000	64,935,217
	a	0.54%		09/08/11	23,000,000	22,976,195

State Street Corp		0.22%		08/18/11	67,000,000	66,980,347
		0.22%		12/15/11	2,000,000	1,997,959

Westpac Securities NZ Ltd	a,c	0.20%		08/18/11	33,000,000	32,991,200

						1,428,034,316

Other Commercial Paper 1.2%
Reckitt Benckiser Treasury Services PLC	a,c	0.35%		12/09/11	25,000,000	24,960,868
	a,c	0.52%		02/23/12	20,000,000	19,931,533
	a,c	0.52%		02/24/12	7,000,000	6,975,936

Sanofi	c	0.28%		07/14/11	30,000,000	29,996,967
	c	0.34%		09/12/11	25,000,000	24,982,764
	c	0.33%		09/14/11	35,000,000	34,975,937
	c	0.34%		09/19/11	25,000,000	24,981,111
	c	0.33%		09/20/11	3,000,000	2,997,773

						169,802,889

Certificate of Deposit 24.6%
Abbey National Treasury Services Plc	a	0.45%		07/08/11	48,000,000	48,000,000
	a	0.43%		08/02/11	18,000,000	18,000,000

Bank of Nova Scotia		0.23%		07/06/11	8,000,000	8,000,000
		0.20%		07/21/11	2,000,000	2,000,000
		0.19%		07/28/11	47,000,000	47,000,000
		0.20%		08/01/11	68,000,000	68,000,000
		0.18%		08/12/11	4,000,000	4,000,000
		0.22%		12/05/11	3,000,000	3,000,000
		0.22%		12/07/11	77,000,000	77,000,000
		0.24%		12/20/11	66,000,000	66,000,000

Bank of the West		0.26%		07/21/11	40,000,000	40,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.40%		07/26/11	3,000,000	3,000,000
		0.52%		07/27/11	64,000,000	64,000,000

Barclays Bank Plc		0.73%		04/19/12	20,000,000	20,000,000

BNP Paribas		0.45%		07/13/11	50,000,000	50,000,000
		0.46%		07/15/11	103,000,000	103,000,000
		0.45%		07/18/11	135,000,000	135,000,000
		0.46%		07/20/11	1,000,000	1,000,000
		0.48%		08/08/11	8,000,000	8,000,000
		0.54%		08/23/11	227,000,000	227,000,000
		0.54%		09/07/11	9,000,000	9,000,000
		0.52%		09/23/11	8,000,000	8,000,000
		0.50%		10/03/11	78,000,000	78,000,000
		0.57%		02/17/12	9,000,000	9,000,000

Chase Bank USA, NA		0.15%		08/26/11	131,000,000	131,000,000

Citibank, NA		0.18%		08/25/11	15,000,000	15,000,000

See financial notes 13

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.18%		09/06/11	17,000,000	17,000,000

Commerzbank AG		0.12%		07/05/11	142,000,000	142,000,000
		0.11%		07/06/11	9,000,000	9,000,000

Credit Agricole Corporate and Investment Bank		0.33%		07/06/11	32,000,000	32,000,000
		0.34%		07/11/11	18,000,000	18,000,000

Credit Suisse AG		0.26%		07/01/11	61,000,000	61,000,000
		0.19%		09/28/11	4,000,000	4,000,000

Deutsche Bank AG		0.24%		07/05/11	181,000,000	181,000,000
		0.39%		09/26/11	88,000,000	88,000,000
		0.20%		09/27/11	118,000,000	118,000,000

Lloyds TSB Bank Plc		0.28%		07/19/11	44,000,000	44,000,000
		0.45%		10/04/11	5,000,000	5,000,000

Mitsubishi UFJ Trust & Banking Corp		0.15%		07/06/11	32,000,000	32,000,000

National Australia Bank Ltd		0.25%		07/07/11	68,000,000	68,000,000
		0.23%		12/06/11	79,000,000	79,000,000
		0.23%		12/08/11	57,000,000	57,000,000

Nordea Bank Finland Plc		0.21%		07/07/11	15,000,000	15,000,000
		0.18%		09/23/11	42,000,000	41,998,076
		0.25%		11/15/11	28,000,000	28,000,000
		0.25%		11/28/11	25,000,000	25,000,000

Royal Bank of Scotland Plc		0.65%		07/05/11	35,000,000	35,000,000
		0.64%		07/19/11	17,000,000	17,000,000
		0.64%		07/27/11	20,000,000	20,000,000
		0.51%		09/09/11	100,000,000	100,000,000
		0.58%		02/17/12	3,000,000	3,000,000
		0.81%		04/19/12	20,000,000	20,000,000

Skandinaviska Enskilda Banken AB		0.31%		07/06/11	52,000,000	52,000,000
		0.30%		08/18/11	1,000,000	1,000,000

Societe Generale		0.10%		07/06/11	90,000,000	90,000,000
		0.50%		09/26/11	9,000,000	9,000,000
		0.50%		10/03/11	20,000,000	20,000,000

Sumitomo Mitsui Banking Corp		0.15%		07/05/11	47,000,000	47,000,000
		0.14%		07/06/11	21,000,000	21,000,000

Sumitomo Trust & Banking Co. Ltd.		0.15%		07/07/11	39,000,000	39,000,000
		0.41%		07/14/11	54,000,000	54,000,097

Svenska Handelsbanken AB		0.18%		08/23/11	6,000,000	6,000,000
		0.20%		09/02/11	64,850,000	64,850,566
		0.20%		09/27/11	114,000,000	114,000,000
		0.21%		10/04/11	8,000,000	8,000,105

Toronto-Dominion Bank
		0.14%		08/30/11	55,000,000	55,000,000
		0.28%		11/08/11	47,000,000	47,014,395
		0.22%		12/06/11	57,000,000	57,000,000

UBS AG		0.39%		09/12/11	105,000,000	105,000,000
		0.39%		09/14/11	44,000,000	44,000,000
		0.26%		12/14/11	43,000,000	43,000,000

14 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Westpac Banking Corp		0.23%		12/08/11	24,000,000	24,000,000

						3,402,863,239

Government Agency Debt 9.7%
Fannie Mae		0.05%		07/06/11	8,900,000	8,899,938
		0.05%		07/13/11	3,958,000	3,957,934
		0.03%		07/15/11	68,000,000	67,999,207
		0.07%		08/09/11	7,298,000	7,297,447
		0.06%		08/10/11	2,000,000	1,999,867

Farm Credit System		0.06%		08/15/11	4,001,000	4,000,700

Federal Home Loan Bank		0.05%		07/01/11	9,167,000	9,167,000
		0.03%		07/06/11	3,000,000	2,999,987
		0.02%		07/08/11	165,000,000	164,999,294
		0.04%		07/08/11	21,000,000	20,999,837
		0.05%		07/08/11	5,713,000	5,712,944
		0.04%		07/13/11	7,200,000	7,199,904
		0.05%		07/15/11	8,000,000	7,999,850
		0.07%		07/21/11	15,000,000	14,999,417
		0.05%		07/22/11	62,000,000	61,998,192
		0.06%		08/03/11	8,000,000	7,999,560
		0.06%		08/04/11	192,000,000	191,989,120
		0.04%		08/05/11	18,000,000	17,999,300
		0.06%		08/05/11	73,534,000	73,530,068
		0.07%		08/05/11	67,000,000	66,995,440
		0.08%		08/05/11	15,000,000	14,998,833
		0.06%		08/17/11	1,176,000	1,175,908
		0.07%		08/19/11	32,000,000	31,996,951

Freddie Mac		0.02%		07/01/11	96,000,000	96,000,000
		0.05%		07/01/11	3,000,000	3,000,000
		0.05%		07/18/11	4,366,000	4,365,897
		0.04%		07/19/11	65,000,000	64,998,700
		0.07%		07/21/11	3,100,000	3,099,879
		0.05%		07/25/11	13,000,000	12,999,567
		0.05%		08/11/11	90,000,000	89,994,875
		0.06%		08/18/11	43,000,000	42,996,560

Straight A Funding, LLC
	a,b,c,f	0.23%		07/01/11	85,000,000	85,000,000
	a,b,c,f	0.19%		07/12/11	45,030,000	45,027,386
	a,b,c,f	0.19%		07/26/11	25,000,000	24,996,701
	a,b,c,f	0.17%		08/09/11	65,720,000	65,707,897

						1,335,104,160

Other Instrument 2.0%
Australia & New Zealand Banking Group Ltd	k	0.12%		07/05/11	43,000,000	43,000,000
	k	0.12%		07/06/11	118,000,000	118,000,000

Bank of America, NA	h	0.41%		09/02/11	3,000,000	2,997,848
	h	0.41%		09/06/11	21,000,000	20,983,976
	h	0.40%		09/13/11	3,000,000	2,997,533
	h	0.41%		09/16/11	11,000,000	10,990,354
	h	0.41%		09/26/11	21,000,000	20,979,192

JPMorgan Chase Bank, NA	k	0.01%		07/01/11	25,000,000	25,000,000

Royal Bank of Canada	k	0.02%		07/01/11	25,000,000	25,000,000

						269,948,903

See financial notes 15

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Other Note 4.8%
Bank of America, NA	g	0.31%		07/01/11	50,000,000	50,000,000
	g	0.31%		07/11/11	13,000,000	13,000,000
	g	0.40%		07/28/11	35,000,000	35,000,000
	g	0.27%		08/03/11	15,000,000	15,000,000
	g	0.29%		08/04/11	275,000,000	275,000,000
	g	0.19%		08/12/11	22,000,000	22,000,000
	g	0.22%		09/06/11	46,000,000	46,000,000
	g	0.21%		09/07/11	18,000,000	18,000,000
	g	0.26%		10/03/11	71,000,000	71,000,000
	g	0.30%		12/19/11	50,000,000	50,000,000

Goldman Sachs Group, Inc	c,d,j	1.02%		08/02/11	60,000,000	60,000,000

						655,000,000

Total Fixed-Rate Obligations
(Cost $9,818,800,929)						9,818,800,929

Variable-Rate Obligations 12.7% of net assets

Financial Company Commercial Paper 2.1%
Westpac Banking Corp	c	0.28%	07/18/11	09/16/11	290,000,000	290,000,000

Certificate of Deposit 7.0%
Barclays Bank Plc		0.69%	07/15/11	10/17/11	85,000,000	85,000,000
		0.59%	07/18/11	02/16/12	30,000,000	30,000,000

Canadian Imperial Bank of Commerce
		0.24%	07/28/11	12/28/11	37,000,000	37,000,000
		0.24%	07/05/11	01/03/12	126,000,000	126,000,000

Credit Suisse AG		0.26%	07/05/11	12/01/11	87,000,000	87,000,000

Rabobank Nederland		0.28%	07/13/11	09/13/11	145,000,000	145,000,000
		0.26%	07/07/11	10/07/11	13,000,000	13,000,000
		0.27%	07/05/11	12/05/11	100,000,000	100,000,000
		0.27%	07/26/11	03/26/12	58,000,000	58,000,000

Royal Bank of Scotland Plc		0.43%	07/18/11	09/13/11	33,000,000	33,000,000

Societe Generale		0.44%	07/07/11	09/07/11	77,000,000	77,000,000
		0.39%	07/11/11	10/11/11	60,000,000	60,000,000

Toronto-Dominion Bank		0.26%	07/28/11	10/28/11	45,000,000	45,000,000

UBS AG		0.59%	07/15/11	10/17/11	11,000,000	11,000,000

Westpac Banking Corp		0.28%	07/01/11	05/01/12	52,000,000	52,000,000
		0.28%	07/05/11	07/03/12	13,000,000	13,000,000

						972,000,000

Government Agency Debt 1.1%
Federal Home Loan Bank		0.09%		07/25/11	25,000,000	24,999,247

Freddie Mac		0.14%	07/11/11	05/10/12	125,000,000	125,000,000

						149,999,247

16 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Variable Rate Demand Note 0.4%
ABAG Finance Auth
Revenue Bonds (Public Policy Institute) Series 2001	a	0.35%		07/07/11	17,550,000	17,550,000

New Jersey Economic Development Auth
Lease Revenues Bonds (Camden Center) Series 2002A	a	0.29%		07/07/11	15,960,000	15,960,000
Lease Revenues Bonds (Camden Center) Series 2002B	a	0.29%		07/07/11	20,000,000	20,000,000

						53,510,000

Other Note 2.1%
Commonwealth Bank of Australia	c,d,i	0.34%	07/27/11	06/26/12	150,000,000	150,000,000

JPMorgan Chase Bank, NA	i	0.23%	07/21/11	07/20/12	129,000,000	129,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	3,759,258	3,759,258

						282,759,258

Total Variable-Rate Obligations
(Cost $1,748,268,505)						1,748,268,505

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 16.2% of net assets

Government Agency Repurchase Agreement 12.1%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $430,500,000, issued 06/14/11, due 07/01/11.		0.10%		07/01/11	410,019,361	410,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $44,720,001, issued 06/23/11, due 07/08/11.		0.06%		07/07/11	43,001,003	43,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $156,000,000, issued 06/23/11, due 07/07/11.		0.06%		07/07/11	150,003,500	150,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $303,850,000, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	295,000,655	295,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $14,625,094, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	14,336,341	14,336,329

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $52,000,001, issued 06/30/11, due 07/01/11.		0.06%		07/01/11	50,000,083	50,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $83,200,000, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	80,000,178	80,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $52,000,000, issued 06/08/11, due 07/01/11.		0.11%		07/01/11	50,003,514	50,000,000

See financial notes 17

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $13,520,000, issued 06/29/11, due 07/20/11.		0.13%		07/07/11	13,000,376	13,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $57,750,000, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	55,000,046	55,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $82,400,930, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	80,000,022	80,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $103,000,911, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	100,000,139	100,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $334,750,001, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	325,000,451	325,000,000

						1,665,336,329

Treasury Repurchase Agreement 2.3%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $30,600,096, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	30,000,008	30,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $40,803,920, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	40,000,011	40,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $255,000,059, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	250,000,070	250,000,000

						320,000,000

Other Repurchase Agreement 1.8%
Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $73,500,002, issued 06/30/11, due 07/01/11.		0.22%		07/01/11	70,000,428	70,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $36,750,080, issued 03/16/11, due 07/14/11.	d	0.62%		07/14/11	35,072,334	35,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $14,700,011, issued 06/24/11, due 10/24/11.	d	0.57%		10/24/11	14,027,043	14,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $130,200,015, issued 06/27/11, due 10/25/11.	d	0.57%		10/25/11	124,235,600	124,000,000

18 See financial notes

 Schwab Money Market Fund

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $12,600,002, issued 06/02/11, due 11/01/11.	d	0.60%		11/01/11	12,030,400	12,000,000

						255,000,000

Total Repurchase Agreements
(Cost $2,240,336,329)						2,240,336,329

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $13,807,405,763.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,559,313,141 or 25.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $398,759,258 or 2.9% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Bank Note
h	Bankers Acceptance
i	Extendible Note - Investor Option
j	Promissory Note - Illiquid
k	Time Deposit

See financial notes 19

 Schwab Money Market Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$11,567,069,434
Repurchase agreements, at cost and value	+	2,240,336,329

Total investments, at cost and value (Note 2a)		13,807,405,763
Cash		1
Receivables:
Interest		4,848,249
Prepaid expenses	+	4,775

Total assets		13,812,258,788

Liabilities

Payables:
Shareholder services fees		256,217
Distributions to shareholders		57,028
Accrued expenses	+	470,537

Total liabilities		783,782

Net Assets

Total assets		13,812,258,788
Total liabilities	−	783,782

Net assets		$13,811,475,006

Net Assets by Source
Capital received from investors		13,813,561,638
Net investment income not yet distributed		4,712
Net realized capital losses		(2,091,344)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$13,811,475,006		13,811,468,090		$1.00

20 See financial notes

 Schwab Money Market Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$20,434,549

Expenses

Investment adviser and administrator fees		21,266,834
Shareholder service fees		26,835,048
Shareholder reports		389,754
Custodian fees		226,248
Portfolio accounting fees		165,567
Registration fees		105,468
Trustees’ fees		37,499
Professional fees		37,134
Transfer agent fees		8,181
Interest expense		1,896
Other expenses	+	177,724

Total expenses		49,251,353
Expense reduction by CSIM and/or Schwab	−	29,487,667
Custody credits	−	13

Net expenses	−	19,763,673

Net investment income		670,876

Realized Gains (Losses)

Net realized gains on investments		4

Increase in net assets resulting from operations		$670,880

See financial notes 21

 Schwab Money Market Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$670,876	$1,385,758
Net realized gains	+	4	23,958,224

Increase in net assets from operations		670,880	25,343,982

Distributions to Shareholders

Distributions from net investment income		(670,876)	(1,381,046)

Transactions in Fund Shares*

Shares sold		20,165,081,882	37,080,496,219
Shares reinvested		548,905	1,252,926
Shares redeemed	+	(19,763,403,546)	(37,794,818,752)

Net transactions in fund shares		402,227,241	(713,069,607)

Net Assets

Beginning of period		13,409,247,761	14,098,354,432
Total increase or decrease	+	402,227,245	(689,106,671)

End of period		$13,811,475,006	$13,409,247,761

Net investment income not yet distributed		$4,712	$4,712

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

22 See financial notes

 Schwab Money Market Fund

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Money Market Fund is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Money Market Fund offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money

 23

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the

24

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the

 25

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

26

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, to limit the total annual operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.71%.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Money Market Fund	$26,653,803	$47,297,540	$25,522,352	$99,473,695

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

 27

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, the fund’s aggregate security transactions with other Schwab Funds were $50,000,000.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the fund. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the fund had capital loss carryforwards of $2,091,348 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the fund had capital losses of $23,958,224 utilized and no capital losses deferred.

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of

28

 Schwab Money Market Fund

Financial Notes, unaudited (continued)

8. Federal Income Taxes (continued):

a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Money Market Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the fund at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the fund for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the fund;

2.	the fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the fund supported renewal of the Agreement with respect to the fund.

Fund Performance. The Board considered the fund’s performance in determining whether to renew the Agreement with respect to the fund. Specifically, the Trustees considered the fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the fund, the Trustees considered both risk and shareholder risk expectations for the fund the performance of the fund. The Trustees further considered

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the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the fund.

Fund Expenses. With respect to the fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the fund are reasonable and supported renewal of the Agreement with respect to the fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the fund, such as whether, by virtue of its management of the fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the contractual investment advisory fee schedules with respect to the fund that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to the fund’s shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the fund that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the fund and concluded that the compensation under the Agreement with respect to the fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

 33

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

 35

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

36

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13602-15

Semiannual report dated June 30, 2011 enclosed.

Schwab Advisor Cash Reserves ®

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Schwab Advisor Cash Reserves ®

Semiannual Report
June 30, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Advisor Cash Reserves 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Advisor Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Jonathan Roman, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2006 and was named to his current position in 2010.

Schwab Advisor Cash Reserves 5

Schwab Advisor Cash Reserves®

Schwab Advisor Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the six-month reporting period that ended June 30, 2011, money markets continued to deliver historically low yields to investors. Yields held near 0% in reaction to strong market forces that created imbalances between the supply of short-term investments and the demand for them. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Demand for securities in which the fund typically invests put downward pressure on the fund’s yield, as well as for money market fund yields generally. Regulations adopted by the Securities and Exchange Commission in May 2010 require taxable money funds to maintain a minimum amount of daily and weekly liquid assets in their portfolios. As a result, demand remained high for liquid, short-term securities, driving short-term interest rates and money market yields lower. The fund’s investment adviser managed the fund with a focus on safety and liquidity, using repurchase agreements, time deposits, agency discount notes, and other short-term investment vehicles to manage the liquidity mandates under the new regulations.

Global events also impacted supply and demand in the short-term market. The financial woes of Greece created concerns that the country’s instability might become contagious and spread across Europe. In response, some investors, including the fund, reduced exposure to European banks and sought investments in countries such as Canada and Australia. Increased investor demand resulted in lower rates in these sectors. The fund had no direct investments in Greek debt during the period, and the fund’s investment adviser was comfortable with the fund’s investments in European institutions.

In addition, a reduction in supply of U.S. Treasury securities resulted in reduced yields for Treasury, government agency securities, and repurchase agreements. Under the Federal Reserve’s continued program of quantitative easing, $600 billion of U.S. Treasury securities were removed from the market, limiting available treasury securities used to collateralize repurchase agreements in the short-term markets. U.S. debt ceiling concerns also significantly limited supply as the Treasury reduced its issuance of Treasury bills under the Supplementary Financing Program by $195 billion.

The weighted average maturity (WAM) of the fund was managed with a watchful eye on market developments. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity. At the end of the period, the fund’s WAM was 44 days.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	41.2%
16-30 Days	11.1%
31-60 Days	22.2%
61-90 Days	13.1%
91-120 Days	3.2%
More than 120 Days	9.2%

 Statistics

Weighted Average Maturity[2]	44 Days
Credit Quality of Holdings[3] % of portfolio	99.98% Tier 1

 Portfolio Composition by Security Type

% of Investments

Commercial Paper
Asset Backed	19.5%
Financial Company	13.3%
Other	1.5%
Certificate of Deposit	31.7%
Government Agency Debt[4]	12.3%
Other Instrument	2.3%
Other Note	6.4%
Variable Rate Demand Note	0.3%
Repurchase Agreement
Government Agency	9.2%
Treasury	2.1%
Other	1.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Advisor Cash Reserves®

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Advisor
	Cash Reserves
	Sweep Shares	Premier Sweep Shares

Ticker Symbol	SWQXX	SWZXX
Minimum Initial Investment[1]	**	**

Seven-Day Yield[2]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.09%	-0.16%

Seven-Day Effective Yield[2]	0.01%	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Premier Sweep Shares was 0.01% throughout the entire period.
**	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.40% and 0.33% to the seven-day yields of the Sweep Shares and Premier Sweep Shares, respectively.

Schwab Advisor Cash Reserves® 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab Advisor Cash Reserves®
Sweep Shares
Actual Return	0.30%	$1,000	$1,000.10	$1.49
Hypothetical 5% Return	0.30%	$1,000	$1,023.31	$1.51
Premier Sweep Shares
Actual Return	0.30%	$1,000	$1,000.10	$1.49
Hypothetical 5% Return	0.30%	$1,000	$1,023.31	$1.51

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves®

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	—		0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[3]	0.01		0.13		2.36	4.78	4.47

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.30	[4,5]	0.34	[5]	0.53	[5,6]	0.65 [7]	0.66	0.68
Gross operating expenses	0.72	[4]	0.73		0.76		0.75	0.75	0.84
Net investment income (loss)	0.01	[4]	0.01		0.14		2.34	4.67	4.48
Net assets, end of period ($ x 1,000,000)	5,597		5,617		5,786		7,286	6,416	5,222

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Premier Sweep Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	—		0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total Return (%)	0.01	[3]	0.01		0.16		2.43	4.86	4.57

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.30	[4,5]	0.34	[5]	0.50	[5,6]	0.58 [7]	0.59	0.59
Gross operating expenses	0.72	[4]	0.73		0.76		0.75	0.75	0.84
Net investment income (loss)	0.01	[4]	0.01		0.17		2.42	4.74	4.56
Net assets, end of period ($ x 1,000,000)	14,830		15,342		14,132		16,245	15,023	10,784

* Unaudited.
1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $25,575,062.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.47% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 The ratio of net operating expenses would have been 0.64% for Sweep Shares and 0.57% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Advisor Cash Reserves

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

75.8%	Fixed-Rate Obligations	15,475,321,034	15,475,321,034
11.6%	Variable-Rate Obligations	2,365,428,564	2,365,428,564
12.6%	Repurchase Agreements	2,580,696,242	2,580,696,242

100.0%	Total Investments	20,421,445,840	20,421,445,840
0.0%	Other Assets and Liabilities, Net		5,952,115

100.0%	Net Assets		20,427,397,955

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 75.8% of net assets

Asset Backed Commercial Paper 19.5%
Alpine Securitization Corp	a,b,c	0.14%		07/07/11	47,000,000	46,998,903
	a,b,c	0.13%		07/08/11	74,000,000	73,998,129
	a,b,c	0.13%		07/12/11	10,000,000	9,999,603
	a,b,c	0.22%		08/02/11	15,000,000	14,997,067
	a,b,c	0.21%		08/05/11	4,000,000	3,999,183
	a,b,c	0.21%		08/08/11	11,709,000	11,706,405
	a,b,c	0.16%		08/16/11	3,000,000	2,999,387

Amsterdam Funding Corp	a,b,c	0.22%		07/22/11	56,000,000	55,992,813
	a,b,c	0.22%		08/22/11	49,000,000	48,984,429
	a,b,c	0.25%		09/19/11	75,000,000	74,958,333
	a,b,c	0.22%		10/05/11	5,000,000	4,997,067

Argento Variable Funding Co, LLC	a,b,c	0.46%		08/08/11	31,000,000	30,984,948
	a,b,c	0.46%		08/09/11	35,000,000	34,982,558
	a,b,c	0.46%		08/15/11	10,000,000	9,994,250
	a,b,c	0.25%		08/22/11	5,000,000	4,998,194
	a,b,c	0.22%		08/25/11	32,000,000	31,989,244
	a,b,c	0.46%		09/02/11	19,000,000	18,984,705
	a,b,c	0.22%		09/20/11	31,000,000	30,984,655

Atlantic Asset Securitization, LLC	a,b,c	0.15%		07/06/11	33,000,000	32,999,312
	a,b,c	0.15%		07/13/11	10,000,000	9,999,500
	a,b,c	0.16%		07/21/11	54,000,000	53,995,200
	a,b,c	0.17%		07/21/11	9,000,000	8,999,150

Atlantis One Funding Corp	a,b,c	0.14%		07/18/11	12,000,000	11,999,207
	a,b,c	0.39%		08/10/11	15,000,000	14,993,500
	a,b,c	0.19%		08/11/11	45,000,000	44,990,262
	a,b,c	0.19%		08/12/11	6,000,000	5,998,670
	a,b,c	0.37%		09/29/11	120,000,000	119,889,000
	a,b,c	0.27%		11/22/11	10,000,000	9,989,200
	a,b,c	0.27%		11/29/11	6,000,000	5,993,205
	a,b,c	0.27%		12/02/11	9,000,000	8,989,605

10 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.25%		12/06/11	60,000,000	59,934,167
	a,b,c	0.26%		12/06/11	55,000,000	54,937,239
	a,b,c	0.26%		12/20/11	1,000,000	998,758

Barton Capital, LLC	a,b,c	0.16%		07/07/11	4,005,000	4,004,893

CAFCO, LLC	a,b,c	0.41%		07/15/11	3,000,000	2,999,522
	a,b,c	0.41%		07/20/11	35,000,000	34,992,426
	a,b,c	0.41%		08/04/11	60,000,000	59,976,767
	a,b,c	0.41%		08/05/11	62,000,000	61,975,286
	a,b,c	0.41%		08/11/11	4,000,000	3,998,132

Cancara Asset Securitisation, LLC	a,b,c	0.15%		07/01/11	33,500,000	33,500,000
	a,b,c	0.15%		07/07/11	49,000,000	48,998,775
	a,b,c	0.45%		07/13/11	19,000,000	18,997,150
	a,b,c	0.45%		07/25/11	4,000,000	3,998,800
	a,b,c	0.45%		08/08/11	31,000,000	30,985,275
	a,b,c	0.45%		08/10/11	9,000,000	8,995,500
	a,b,c	0.44%		08/11/11	3,000,000	2,998,497
	a,b,c	0.46%		08/23/11	29,000,000	28,980,361
	a,b,c	0.22%		08/24/11	52,000,000	51,982,840
	a,b,c	0.21%		09/12/11	21,000,000	20,991,057
	a,b,c	0.22%		09/20/11	2,000,000	1,999,010
	a,b,c	0.36%		12/13/11	10,000,000	9,983,500

Chariot Funding, LLC	a,b,c	0.13%		07/01/11	50,000,000	50,000,000
	a,b,c	0.16%		07/06/11	6,000,000	5,999,867
	a,b,c	0.20%		07/14/11	50,000,000	49,996,389
	a,b,c	0.15%		07/19/11	11,000,000	10,999,175
	a,b,c	0.13%		07/20/11	1,000,000	999,931
	a,b,c	0.13%		07/25/11	7,000,000	6,999,393
	a,b,c	0.15%		08/02/11	75,000,000	74,990,000
	a,b,c	0.15%		08/04/11	71,000,000	70,989,942

Ciesco, LLC	a,b,c	0.41%		07/11/11	47,000,000	46,994,647
	a,b,c	0.41%		07/12/11	26,000,000	25,996,743
	a,b,c	0.41%		08/03/11	70,000,000	69,973,692
	a,b,c	0.38%		08/05/11	13,000,000	12,995,197

CRC Funding, LLC	a,b,c	0.41%		07/15/11	21,000,000	20,996,652
	a,b,c	0.41%		07/25/11	3,000,000	2,999,180
	a,b,c	0.41%		08/03/11	81,000,000	80,969,557
	a,b,c	0.41%		08/04/11	95,000,000	94,963,214

Fairway Finance Co, LLC	a,b,c	0.14%		08/08/11	18,859,000	18,856,213

Falcon Asset Securitization Corp	a,b,c	0.13%		07/12/11	62,023,000	62,020,536
	a,b,c	0.15%		07/28/11	20,000,000	19,997,750
	a,b,c	0.15%		08/01/11	25,000,000	24,996,771

Gemini Securitization Corp, LLC	a,b,c	0.18%		08/05/11	130,000,000	129,977,250
	a,b,c	0.20%		09/01/11	46,000,000	45,984,156
	a,b,c	0.20%		09/15/11	15,000,000	14,993,667

Govco, LLC	a,b,c	0.14%		07/01/11	15,000,000	15,000,000
	a,b,c	0.20%		08/31/11	10,000,000	9,996,611
	a,b,c	0.20%		09/02/11	20,000,000	19,993,000
	a,b,c	0.20%		09/14/11	7,000,000	6,997,083
	a,b,c	0.19%		09/28/11	75,000,000	74,964,771

Grampian Funding, LLC	a,b,c	0.47%		07/05/11	73,000,000	72,996,188
	a,b,c	0.46%		08/15/11	25,000,000	24,985,625
	a,b,c	0.23%		09/14/11	40,000,000	39,980,833
	a,b,c	0.42%		10/27/11	51,000,000	50,929,790

See financial notes 11

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.33%		11/07/11	7,000,000	6,991,723
	a,b,c	0.38%		11/18/11	4,000,000	3,994,089

Jupiter Securitization Corp	a,b,c	0.13%		07/12/11	21,000,000	20,999,166
	a,b,c	0.13%		07/13/11	2,000,000	1,999,913
	a,b,c	0.19%		07/25/11	30,000,000	29,996,200
	a,b,c	0.15%		08/24/11	9,000,000	8,997,975

Market Street Funding Corp	a,b,c	0.25%		07/05/11	14,000,000	13,999,611
	a,b,c	0.26%		07/12/11	30,043,000	30,040,613
	a,b,c	0.23%		07/26/11	4,000,000	3,999,361
	a,b,c	0.19%		09/14/11	52,000,000	51,979,417

Nieuw Amsterdam Receivables Corp	a,b,c	0.25%		07/05/11	35,000,000	34,999,028
	a,b,c	0.27%		07/06/11	10,000,000	9,999,625
	a,b,c	0.28%		07/06/11	5,000,000	4,999,806
	a,b,c	0.26%		07/08/11	5,000,000	4,999,747
	a,b,c	0.25%		07/12/11	4,000,000	3,999,694
	a,b,c	0.28%		07/15/11	10,000,000	9,998,911
	a,b,c	0.25%		07/21/11	30,000,000	29,995,833
	a,b,c	0.22%		08/05/11	20,000,000	19,995,722
	a,b,c	0.22%		08/08/11	9,000,000	8,997,910
	a,b,c	0.20%		09/12/11	16,000,000	15,993,511

Sheffield Receivables Corp	a,b,c	0.15%		08/05/11	17,000,000	16,997,521
	a,b,c	0.19%		08/22/11	11,000,000	10,996,981
	a,b,c	0.18%		08/24/11	60,000,000	59,983,800
	a,b,c	0.18%		08/26/11	20,000,000	19,994,400
	a,b,c	0.24%		12/09/11	25,000,000	24,973,167
	a,b,c	0.26%		01/05/12	60,000,000	59,918,533

Solitaire Funding, LLC	a,b,c	0.43%		07/14/11	39,000,000	38,993,944
	a,b,c	0.26%		07/15/11	75,000,000	74,992,417
	a,b,c	0.25%		07/25/11	25,000,000	24,995,833
	a,b,c	0.25%		07/27/11	16,000,000	15,997,111
	a,b,c	0.25%		07/28/11	32,000,000	31,994,000
	a,b,c	0.25%		08/03/11	38,000,000	37,991,292
	a,b,c	0.24%		08/09/11	25,000,000	24,993,500
	a,b,c	0.22%		09/09/11	21,000,000	20,991,017

Starbird Funding Corp	a,b,c	0.21%		09/12/11	55,000,000	54,976,579
	a,b,c	0.20%		09/15/11	17,000,000	16,992,822
	a,b,c	0.21%		09/15/11	32,000,000	31,985,813
	a,b,c	0.21%		09/21/11	24,000,000	23,988,520

Thames Asset Global Securitization No. 1, Inc	a,b,c	0.15%		07/06/11	16,000,000	15,999,667
	a,b,c	0.15%		07/12/11	30,000,000	29,998,625
	a,b,c	0.22%		07/18/11	7,000,000	6,999,273
	a,b,c	0.18%		08/09/11	35,000,000	34,993,175

Variable Funding Capital Corp	a,b,c	0.20%		07/14/11	33,000,000	32,997,617
	a,b,c	0.15%		07/21/11	25,000,000	24,997,917
	a,b,c	0.15%		07/28/11	48,000,000	47,994,600
	a,b,c	0.15%		08/02/11	15,000,000	14,998,000
	a,b,c	0.15%		08/05/11	29,000,000	28,995,771

Windmill Funding Corp	a,b,c	0.22%		07/22/11	7,000,000	6,999,102
	a,b,c	0.20%		08/17/11	49,000,000	48,987,206
	a,b,c	0.25%		08/25/11	59,000,000	58,977,465
	a,b,c	0.24%		09/06/11	58,000,000	57,974,093
	a,b,c	0.25%		09/19/11	9,000,000	8,995,000
	a,b,c	0.20%		09/20/11	5,000,000	4,997,750
	a,b,c	0.21%		09/27/11	2,000,000	1,998,973

						3,982,786,801

12 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Financial Company Commercial Paper 12.1%
Bank of America Corp		0.27%		07/14/11	13,000,000	12,998,732
		0.19%		08/22/11	31,000,000	30,991,492
		0.19%		08/29/11	94,000,000	93,970,729

Citigroup Funding, Inc	a	0.40%		07/15/11	41,000,000	40,993,622
	a	0.22%		07/20/11	164,000,000	163,980,958
	a	0.39%		09/08/11	32,000,000	31,976,080
	a	0.38%		09/15/11	2,000,000	1,998,396

Commonwealth Bank of Australia	c	0.21%		07/07/11	13,000,000	12,999,545
	c	0.17%		08/23/11	108,000,000	107,972,970
	c	0.17%		09/15/11	44,000,000	43,984,209
	c	0.19%		09/21/11	70,000,000	69,969,706
	c	0.23%		11/14/11	15,300,000	15,286,706

Danske Corp	a,c	0.22%		07/27/11	5,000,000	4,999,206
	a,c	0.22%		08/10/11	67,000,000	66,983,994
	a,c	0.25%		09/27/11	11,000,000	10,993,278

DnB NOR Bank ASA		0.34%		08/26/11	201,000,000	200,893,693
		0.27%		12/01/11	43,000,000	42,951,571

General Electric Capital Corp		0.10%		08/29/11	112,000,000	111,981,644
		0.32%		09/09/11	174,000,000	173,891,733
		0.25%		12/13/11	7,000,000	6,991,979
		0.25%		12/19/11	3,000,000	2,996,438
		0.25%		01/04/12	105,000,000	104,863,646

ING (U.S.) Funding LLC	a	0.23%		09/29/11	164,000,000	163,905,700
	a	0.22%		10/06/11	45,000,000	44,973,325

JP Morgan Chase & Co		0.15%		09/07/11	156,000,000	155,955,800

Nationwide Building Society		0.48%		09/08/11	6,000,000	5,994,480
		0.49%		09/19/11	20,000,000	19,978,222

Nordea North America, Inc	a	0.21%		07/07/11	41,000,000	40,998,565
	a	0.20%		09/08/11	156,000,000	155,941,695
	a	0.21%		10/24/11	4,000,000	3,997,317
	a	0.26%		11/21/11	25,000,000	24,974,181
	a	0.26%		11/29/11	47,000,000	46,948,744

NRW.BANK		0.20%		07/13/11	44,000,000	43,997,067

Societe Generale North America, Inc	a	0.03%		07/01/11	179,000,000	179,000,000
	a	0.52%		08/23/11	21,000,000	20,983,923
	a	0.54%		09/08/11	68,000,000	67,929,620
	a	0.54%		02/13/12	39,000,000	38,867,205

Svenska Handelsbanken Inc	a	0.24%		08/04/11	47,000,000	46,989,347

Westpac Securities NZ Ltd	a,c	0.20%		08/18/11	46,000,000	45,987,733

						2,462,093,251

Other Commercial Paper 1.5%
Illinois Regional Transportation Auth
GO CP Sub Working Cash Notes	a	0.20%		07/27/11	27,525,000	27,525,000
	a	0.18%		08/30/11	19,500,000	19,500,000

Reckitt Benckiser Treasury Services PLC	a,c	0.23%		07/01/11	25,000,000	25,000,000
	a,c	0.23%		07/05/11	19,000,000	18,999,525

See financial notes 13

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,c	0.35%		11/14/11	10,000,000	9,986,778
	a,c	0.35%		12/12/11	18,000,000	17,971,300
	a,c	0.52%		02/24/12	7,000,000	6,975,936

Sanofi	c	0.28%		07/14/11	45,000,000	44,995,450
	c	0.34%		09/12/11	50,000,000	49,965,528
	c	0.33%		09/14/11	54,000,000	53,962,875
	c	0.34%		09/19/11	35,000,000	34,973,555

						309,855,947

Certificate of Deposit 24.1%
Abbey National Treasury Services Plc	a	0.45%		07/08/11	64,000,000	64,000,000
	a	0.75%		08/29/11	33,000,000	33,000,000

Australia & New Zealand Banking Group Ltd		0.23%		12/07/11	103,000,000	103,000,000

Bank of Nova Scotia		0.23%		07/06/11	50,000,000	50,000,000
		0.24%		07/06/11	62,000,000	62,000,000
		0.18%		08/12/11	26,000,000	26,000,000
		0.18%		08/23/11	6,000,000	6,000,000
		0.17%		09/16/11	98,000,000	98,000,000
		0.22%		12/05/11	37,000,000	37,000,000
		0.22%		12/06/11	40,000,000	40,000,000
		0.22%		12/07/11	108,000,000	108,000,000
		0.24%		12/20/11	3,000,000	3,000,000

Bank of the West		0.25%		07/29/11	58,000,000	58,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.50%		07/22/11	24,000,000	24,000,000
		0.40%		07/26/11	101,000,000	101,000,000
		0.52%		07/27/11	48,000,000	48,000,000

Barclays Bank Plc		0.59%		07/05/11	28,000,000	28,000,000
		0.47%		02/06/12	80,000,000	80,000,000

BNP Paribas		0.48%		07/05/11	100,000,000	100,000,000
		0.48%		07/05/11	5,000,000	5,000,000
		0.46%		07/15/11	10,000,000	10,000,000
		0.53%		08/22/11	192,000,000	192,000,000
		0.54%		08/23/11	86,000,000	86,000,000
		0.54%		08/25/11	2,000,000	2,000,000
		0.54%		09/01/11	60,000,000	60,000,000
		0.54%		09/07/11	24,000,000	24,000,000
		0.59%		09/15/11	25,000,000	25,000,000
		0.59%		12/02/11	10,900,000	10,908,595
		0.58%		02/09/12	24,000,000	24,000,000
		0.57%		02/17/12	13,000,000	13,000,000
		0.56%		03/08/12	21,000,000	21,000,000

Canadian Imperial Bank of Commerce		0.22%		07/05/11	107,000,000	107,000,000

Chase Bank USA, NA		0.15%		08/26/11	294,000,000	294,000,000

Citibank, NA		0.19%		08/10/11	14,000,000	14,000,000
		0.18%		08/25/11	40,000,000	40,000,000
		0.20%		10/21/11	11,000,000	11,000,000

Commerzbank AG		0.12%		07/05/11	209,000,000	209,000,000
		0.11%		07/06/11	17,000,000	17,000,000

Credit Agricole Corporate and Investment Bank		0.34%		07/11/11	64,000,000	64,000,000

Credit Suisse AG		0.19%		09/28/11	227,000,000	227,000,000

14 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Deutsche Bank AG		0.24%		07/05/11	348,000,000	348,000,000
		0.24%		08/25/11	65,000,000	65,000,000
		0.39%		09/26/11	113,000,000	113,000,000

DnB NOR Bank ASA		0.25%		12/06/11	5,000,000	5,000,000

Lloyds TSB Bank Plc		0.28%		07/19/11	62,000,000	62,000,000

National Australia Bank Ltd		0.25%		07/07/11	100,000,000	100,000,000
		0.23%		12/06/11	87,000,000	87,000,000

Nordea Bank Finland Plc		0.18%		09/23/11	29,000,000	28,998,671
		0.25%		11/15/11	111,000,000	111,000,000
		0.25%		11/28/11	6,000,000	6,000,000

Royal Bank of Scotland Plc		0.64%		07/19/11	40,000,000	40,000,000
		0.51%		08/16/11	6,000,000	6,000,000
		1.00%		08/24/11	65,000,000	65,000,000
		0.58%		02/17/12	16,000,000	16,000,000
		0.82%		04/19/12	61,000,000	61,000,000
		0.82%		04/27/12	35,000,000	35,000,000

Skandinaviska Enskilda Banken AB		0.31%		07/06/11	2,000,000	2,000,000
		0.30%		08/03/11	69,000,000	69,000,000
		0.25%		09/20/11	11,000,000	11,000,000

Societe Generale		0.10%		07/06/11	8,000,000	8,000,000
		0.50%		09/26/11	40,000,000	40,000,000

Sumitomo Mitsui Banking Corp		0.14%		07/07/11	66,000,000	66,000,000

Sumitomo Trust & Banking Co. Ltd.		0.41%		07/12/11	78,000,000	78,000,119
		0.41%		07/14/11	22,000,000	22,000,040
		0.42%		08/25/11	54,000,000	54,000,412

Svenska Handelsbanken AB		0.16%		08/22/11	66,000,000	66,000,000
		0.18%		08/23/11	3,000,000	3,000,000
		0.20%		09/02/11	21,000,000	21,000,183
		0.20%		09/27/11	21,000,000	21,000,000
		0.21%		10/04/11	105,000,000	105,001,385

Toronto-Dominion Bank		0.14%		08/15/11	122,000,000	122,000,000
		0.14%		08/30/11	125,000,000	125,000,000

UBS AG
		0.40%		08/31/11	119,000,000	119,000,000
		0.40%		09/08/11	35,000,000	35,000,000
		0.39%		09/12/11	35,000,000	35,000,000
		0.28%		12/13/11	5,000,000	5,000,000
		0.26%		12/14/11	30,000,000	30,000,000

Union Bank, NA		0.25%		08/17/11	72,000,000	72,000,000
		0.15%		08/25/11	12,000,000	12,000,000

Westpac Banking Corp		0.33%		10/04/11	8,000,000	8,000,316
		0.23%		12/08/11	118,000,000	117,999,999

						4,920,909,720

Government Agency Debt 11.8%
Fannie Mae		0.04%		07/06/11	25,000,000	24,999,861
		0.05%		07/13/11	7,000,000	6,999,883
		0.03%		07/14/11	213,000,000	212,997,692
		0.03%		07/15/11	115,000,000	114,998,658

See financial notes 15

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.07%		08/08/11	5,000,000	4,999,631

Federal Home Loan Bank		0.03%		07/01/11	50,000,000	50,000,000
		0.05%		07/01/11	77,000,000	77,000,000
		0.02%		07/08/11	85,000,000	84,999,637
		0.05%		07/11/11	5,000,000	4,999,926
		0.04%		07/13/11	13,000,000	12,999,848
		0.05%		07/13/11	103,000,000	102,998,283
		0.05%		07/15/11	16,900,000	16,899,699
		0.06%		07/15/11	4,100,000	4,099,904
		0.07%		07/21/11	40,000,000	39,998,445
		0.05%		07/22/11	99,000,000	98,997,113
		0.05%		07/27/11	103,000,000	102,996,058
		0.07%		07/27/11	1,700,000	1,699,920
		0.04%		08/03/11	14,000,000	13,999,487
		0.06%		08/03/11	40,000,000	39,997,800
		0.08%		08/03/11	15,000,000	14,998,900
		0.06%		08/04/11	57,000,000	56,996,770
		0.06%		08/05/11	65,000,000	64,996,524
		0.07%		08/05/11	59,400,000	59,395,958
		0.08%		08/05/11	8,500,000	8,499,339
		0.06%		08/10/11	3,100,000	3,099,793
		0.07%		08/10/11	18,000,000	17,998,600
		0.06%		08/17/11	2,000,000	1,999,843

Freddie Mac
		0.02%		07/01/11	271,000,000	271,000,000
		0.04%		07/05/11	4,920,000	4,919,978
		0.04%		07/19/11	190,000,000	189,996,200
		0.05%		07/25/11	9,000,000	8,999,700
		0.07%		08/08/11	12,350,000	12,349,088
		0.05%		08/11/11	75,000,000	74,995,729
		0.07%		08/12/11	10,000,000	9,999,183

Straight A Funding, LLC	a,b,c,f	0.23%		07/01/11	20,000,000	20,000,000
	a,b,c,f	0.20%		07/06/11	139,749,000	139,745,118
	a,b,c,f	0.20%		07/08/11	74,499,000	74,496,103
	a,b,c,f	0.19%		07/13/11	90,000,000	89,994,300
	a,b,c,f	0.19%		07/26/11	25,000,000	24,996,701
	a,b,c,f	0.18%		08/05/11	25,000,000	24,995,625
	a,b,c,f	0.17%		08/09/11	93,000,000	92,982,873
	a,b,c,f	0.17%		08/11/11	119,000,000	118,976,960

						2,403,115,130

Other Instrument 2.3%
Australia & New Zealand Banking Group Ltd	l	0.12%		07/05/11	128,000,000	128,000,000
	l	0.12%		07/06/11	72,000,000	72,000,000

Bank of America, NA	i	0.20%		08/24/11	10,000,000	9,997,000
	i	0.41%		09/06/11	24,581,943	24,563,185

Citibank, NA	l	0.13%		07/01/11	20,000,000	20,000,000

JPMorgan Chase Bank, NA	l	0.01%		07/01/11	40,000,000	40,000,000

Royal Bank of Canada	l	0.02%		07/01/11	25,000,000	25,000,000

Wells Fargo Bank NA	l	0.01%		07/06/11	156,000,000	156,000,000

						475,560,185

Other Note 4.5%
Bank of America, NA	h	0.40%		07/28/11	88,000,000	88,000,000

16 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	h	0.27%		08/03/11	30,000,000	30,000,000
	h	0.29%		08/04/11	7,000,000	7,000,000
	h	0.19%		08/12/11	144,000,000	144,000,000
	h	0.22%		09/06/11	110,000,000	110,000,000
	h	0.21%		09/07/11	17,000,000	17,000,000
	h	0.25%		10/03/11	100,000,000	100,000,000
	h	0.26%		10/03/11	25,000,000	25,000,000
	h	0.24%		10/13/11	15,000,000	15,000,000
	h	0.28%		11/08/11	140,000,000	140,000,000
	h	0.27%		11/17/11	40,000,000	40,000,000
	h	0.30%		12/19/11	125,000,000	125,000,000

Goldman Sachs Group, Inc	c,d,k	1.02%		08/02/11	80,000,000	80,000,000

						921,000,000

Total Fixed-Rate Obligations
(Cost $15,475,321,034)						15,475,321,034

Variable-Rate Obligations 11.6% of net assets

Financial Company Commercial Paper 1.2%
Commonwealth Bank of Australia	c	0.28%	08/18/11	05/18/12	135,000,000	135,000,000

JP Morgan Chase & Co		0.22%	07/13/11	03/13/12	114,000,000	114,000,000

						249,000,000

Certificate of Deposit 7.7%
Barclays Bank Plc		0.69%	07/15/11	10/17/11	64,000,000	64,000,000

Canadian Imperial Bank of Commerce		0.24%	07/28/11	12/28/11	200,000,000	200,000,000

Credit Suisse AG		0.26%	07/05/11	12/01/11	27,000,000	27,000,000

National Australia Bank Ltd		0.22%	07/05/11	10/05/11	119,000,000	119,000,000

Rabobank Nederland		0.28%	07/15/11	09/15/11	130,000,000	130,000,000
		0.26%	07/07/11	10/07/11	63,000,000	63,000,000
		0.27%	07/05/11	12/05/11	78,000,000	78,000,000
		0.26%	07/05/11	05/02/12	100,000,000	100,000,000

Royal Bank of Canada		0.24%	07/05/11	03/05/12	79,000,000	79,000,000
		0.27%	07/01/11	03/27/12	234,000,000	234,000,000

Societe Generale		0.44%	07/07/11	09/07/11	126,000,000	126,000,000
		0.39%	07/11/11	10/11/11	25,000,000	25,000,000

Toronto-Dominion Bank		0.26%	07/28/11	10/28/11	45,000,000	45,000,000

UBS AG		0.59%	07/15/11	10/17/11	92,000,000	92,000,000

Westpac Banking Corp		0.27%	07/11/11	01/10/12	20,000,000	20,000,000
		0.28%	07/01/11	05/01/12	158,000,000	158,000,000

						1,560,000,000

Government Agency Debt 0.5%
Freddie Mac		0.14%	07/11/11	05/10/12	100,000,000	100,000,000

Variable Rate Demand Note 0.3%
Breckenridge Terrace, LLC
Housing Facilities Revenue Notes Series 1999B	a	0.18%		07/07/11	1,000,000	1,000,000

See financial notes 17

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Cleveland, OH
Airport System Taxable Revenue Bonds Series 2008F	a	0.17%		07/07/11	29,000,000	29,000,000

Eagle Cnty, CO
Housing Facilities Revenue Bonds (The Tarnes at BC)	a	0.18%		07/07/11	2,000,000	2,000,000

Indiana Health & Educational Facility Financing Auth
Taxable Variable Rate Demand Revenue Bonds (Union Hospital) Series 2006B	a	0.15%		07/07/11	12,645,000	12,645,000

Tenderfoot Seasonal Housing, LLC
Taxable Housing Facilities Revenue Notes Series 2000B	a	0.18%		07/07/11	2,885,000	2,885,000

Texas
General Obligation Refunding Bonds (Veterans) Series 2010B	g	0.17%		07/07/11	13,070,000	13,070,000
General Obligation Refunding Bonds (Veterans Land) Series 2006A	g	0.19%		07/07/11	1,090,000	1,090,000
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2	g	0.19%		07/07/11	6,900,000	6,900,000

						68,590,000

Other Note 1.9%
Bank of America, NA	j	0.57%	07/22/11	07/20/12	147,000,000	147,000,000

JPMorgan Chase Bank, NA	j	0.30%	07/18/11	07/18/12	90,000,000	90,000,000
	j	0.23%	07/21/11	07/20/12	47,000,000	47,000,000

Westpac Banking Corp	c,j	0.34%	07/28/11	07/27/12	100,000,000	100,000,000

Whistlejacket Capital, LLC	c,d,e	n/a	n/a	n/a	3,838,564	3,838,564

						387,838,564

Total Variable-Rate Obligations
(Cost $2,365,428,564)						2,365,428,564

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 12.6% of net assets

Government Agency Repurchase Agreement 9.2%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $60,320,000, issued 06/14/11, due 07/01/11.		0.10%		07/01/11	58,002,739	58,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $393,750,001, issued 06/23/11, due 07/07/11.		0.06%		07/07/11	375,008,750	375,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $208,000,000, issued 06/23/11, due 07/08/11.		0.06%		07/07/11	200,004,667	200,000,000

BNP Paribas Securities Corp
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $460,410,000, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	447,000,993	447,000,000

18 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $36,413,388, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	35,696,272	35,696,242

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $78,000,000, issued 06/30/11, due 07/01/11.		0.06%		07/01/11	75,000,125	75,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $124,800,000, issued 06/30/11, due 07/01/11.		0.08%		07/01/11	120,000,267	120,000,000

Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $84,000,000, issued 06/30/11, due 07/01/11.		0.03%		07/01/11	80,000,067	80,000,000

JP Morgan Securities, LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $123,600,096, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	120,000,033	120,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $375,950,001, issued 06/30/11, due 07/01/11.		0.05%		07/01/11	365,000,507	365,000,000

						1,875,696,242

Treasury Repurchase Agreement 2.1%
Barclays Capital, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $45,900,046, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	45,000,013	45,000,000

Credit Suisse Securities (USA), LLC
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $61,203,461, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	60,000,017	60,000,000

Deutsche Bank Securities, Inc
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $331,500,012, issued 06/30/11, due 07/01/11.		0.01%		07/01/11	325,000,090	325,000,000

						430,000,000

Other Repurchase Agreement 1.3%
Goldman Sachs & Co
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $36,750,007, issued 03/01/11, due 07/01/11.		0.65%		07/01/11	35,077,097	35,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $82,950,026, issued 03/22/11, due 07/19/11.	d	0.63%		07/19/11	79,164,518	79,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $27,300,000, issued 03/21/11, due 07/19/11.	d	0.63%		07/19/11	26,054,600	26,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $42,000,023, issued 03/01/11, due 08/01/11.	d	0.71%		08/01/11	40,120,700	40,000,000

See financial notes 19

 Schwab Advisor Cash Reserves

Portfolio Holdings (Unaudited) continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $68,250,012, issued 06/03/11, due 11/01/11.	d	0.60%		11/01/11	65,163,583	65,000,000
Tri-Party Repurchase Agreement Collateralized by common stocks and ETFs with a value of $31,500,005, issued 06/02/11, due 11/01/11.	d	0.60%		11/01/11	30,076,000	30,000,000

						275,000,000

Total Repurchase Agreements
(Cost $2,580,696,242)						2,580,696,242

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $20,421,445,840.

a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,529,821,339 or 27.1% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $323,838,564 or 1.6% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).
g	Liquidity-enhanced security.
h	Bank Note
i	Bankers Acceptance
j	Extendible Note - Investor Option
k	Promissory Note - Illiquid
l	Time Deposit

GO —	General obligation

20 See financial notes

 Schwab Advisor Cash Reserves

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value		$17,840,749,598
Repurchase agreements, at cost and value	+	2,580,696,242

Total investments, at cost and value (Note 2a)		20,421,445,840
Receivables:
Interest		6,490,155
Prepaid expenses	+	10,357

Total assets		20,427,946,352

Liabilities

Payables:
Investment adviser and administrator fees		351,882
Shareholder services fees		7,193
Distributions to shareholders		87,067
Accrued expenses	+	102,255

Total liabilities		548,397

Net Assets

Total assets		20,427,946,352
Total liabilities	−	548,397

Net assets		$20,427,397,955

Net Assets by Source
Capital received from investors		20,428,800,668
Net realized capital losses		(1,402,713)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,597,053,448		5,597,051,301		$1.00
Premier Sweep Shares	$14,830,344,507		14,830,339,028		$1.00

See financial notes 21

 Schwab Advisor Cash Reserves

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$31,435,339

Expenses

Investment adviser and administrator fees		31,842,206
Shareholder service fees:
Sweep Shares		11,135,034
Premier Sweep Shares		29,941,197
Shareholder reports		399,421
Custodian fees		340,687
Portfolio accounting fees		239,257
Registration fees		58,652
Professional fees		53,115
Trustees’ fees		48,979
Transfer agent fees		15,875
Interest expense		86
Other expenses	+	263,427

Total expenses		74,337,936
Expense reduction by CSIM and/or Schwab	−	43,929,545
Custody credits	−	13

Net expenses	−	30,408,378

Net investment income		1,026,961

Increase in net assets resulting from operations		$1,026,961

22 See financial notes

 Schwab Advisor Cash Reserves

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$1,026,961	$1,997,903
Net realized gains	+	—	26,795,521

Increase in net assets from operations		1,026,961	28,793,424

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(278,391)	(565,291)
Premier Sweep Shares	+	(748,570)	(1,432,612)

Total distributions from net investment income		(1,026,961)	(1,997,903)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		11,017,251,237	20,396,254,662
Premier Sweep Shares	+	36,395,529,349	66,618,285,602

Total shares sold		47,412,780,586	87,014,540,264

Shares Reinvested
Sweep Shares		208,471	486,309
Premier Sweep Shares	+	634,990	1,350,058

Total shares reinvested		843,461	1,836,367

Shares Redeemed
Sweep Shares		(11,037,712,795)	(20,573,914,470)
Premier Sweep Shares	+	(36,907,449,451)	(65,428,925,307)

Total shares redeemed		(47,945,162,246)	(86,002,839,777)

Net transactions in fund shares		(531,538,199)	1,013,536,854

Net Assets

Beginning of period		20,958,936,154	19,918,603,779
Total increase or decrease	+	(531,538,199)	1,040,332,375

End of period		$20,427,397,955	$20,958,936,154

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 23

 Schwab Advisor Cash Reserves

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Advisor Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Advisor Cash Reserves offers two share classes: Sweep Shares and Premier Sweep Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions

24

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

 25

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk Factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to

26

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. The negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

 27

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses as follows:

Sweep Shares	0.66%
Premier Sweep Shares	0.59%

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each share class of the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses”

28

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Advisor Cash Reserves
Sweep Shares	$7,890,129	$15,882,287	$9,139,791	$32,912,207
Premier Sweep Shares	$13,137,784	$30,275,610	$19,393,808	$62,807,202

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the fund. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the fund had capital loss carryforwards of $1,402,713 available to offset future net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the fund had capital losses of $26,795,521 utilized and no capital losses deferred.

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related

 29

 Schwab Advisor Cash Reserves

Financial Notes, unaudited (continued)

8. Federal Income Taxes (continued):

to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

30

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Advisor Cash Reserves, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the fund that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the fund at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the fund for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the fund;

2.	the fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the fund supported renewal of the Agreement with respect to the fund.

Fund Performance. The Board considered the fund’s performance in determining whether to renew the Agreement with respect to the fund. Specifically, the Trustees considered the fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the fund, the Trustees considered both risk and shareholder risk expectations for the fund and the appropriateness of the benchmark used to compare

 31

the performance of the fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the fund.

Fund Expenses. With respect to the fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the fund are reasonable and supported renewal of the Agreement with respect to the fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the fund, such as whether, by virtue of its management of the fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the contractual investment advisory fee schedules with respect to the fund that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to the fund’s shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the fund that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the fund and concluded that the compensation under the Agreement with respect to the fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

32

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 33

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

34

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 35

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

36

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 37

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR32959-06

Semiannual report dated June 30, 2011 enclosed.

Schwab Municipal Money Funds

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

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This wrapper is not part of the shareholder report.

Schwab Municipal Money Funds

Semiannual Report
June 30, 2011

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Municipal Money Funds 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Municipal Money Funds

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Funds 5

State Investment Environment

New York

The State of New York completed its fiscal 2012 budget in March 2011, one of the few on-time budgets in the last decade. The $57 billion 2012 budget closed a $10 billion deficit through substantial cuts to local schools and Medicaid, a 10% cut to state agencies and over $1 billion in one-time resources. The budget as passed includes a projected $1.7 billion in ending fund balances, or 3% of spending.

Most of the deficit reduction was accomplished through $5.5 billion in reductions in education and Medicaid funding. The reductions were primarily accomplished by lowering the allowed annual amount of growth in each area to levels reflecting growth in the state’s economy. The actual cut to school districts from fiscal 2011 to 2012 was about 0.5%, essentially eliminating the expected growth in spending which had been projected to be $2.7 billion. Similarly, actual Medicaid spending was cut about 3% compared to expected growth of 10%.

In addition, as part of the budget process, the state imposed an annual 2% cap on property tax growth for all levels of local government which becomes effective in July 2012. While spending for debt service is excluded from the cap, most other spending is included and the cap will require increased fiscal discipline by local governments, particularly school districts which have very limited revenue-raising options. The impact of the cap is exacerbated by the declines in home values related to foreclosure which also reduces revenues from property taxes.

While local general governments in New York State were impacted by cuts in the state budget, state and local agencies such as the New York Power Authority and the New York City Municipal Water Finance Authority were not similarly impacted. These types of agencies do not receive financial support from the state as they generate their own dedicated revenues to pay off their bonds.

New York State’s economy has moved out of the recession, with unemployment of 7.9% in May 2011 down from 8.6% in calendar 2010 and well below the national average of 9.1%. Per capita personal income for New York is 120% of the U.S. average and is the fifth highest among the states.

New York remains a solid investment-grade credit due to its deep and diverse economy and its high personal wealth levels which give it great financial flexibility. The state’s general obligation debt is rated Aa2 by Moody’s and AA by both Fitch and Standard & Poor’s. Fitch changed the outlook on its rating to positive from stable in May 2011.

New Jersey

The strengthening economy boosted New Jersey’s tax revenues for the six months ended June 30, 2011, helping the state avoid the need to make mid-year budget cuts as had been the case during the prior two years. Nevertheless, the state’s financial position remains weak following years of drawing down reserves to help close recurring budget gaps. Based on tax receipts through the first 11 months of the fiscal year, the state estimates it ended the year with a $600 million surplus. The surplus would increase the state’s general reserves to $1.1 billion, or approximately 3.8% of spending.

The state approved a $29.7 billion budget for fiscal 2012 just prior to the start of the new fiscal year (7/1/11). The 2012 budget maintains total spending and reserves at fiscal 2011 levels without any major tax increases. The budget increases spending for schools, but makes cuts to environmental protection, health, social services and other areas to remain in balance. The budget also includes a partial annual contribution to the state’s pension funds, although it is not large enough to significantly reduce the pension funds’ sizable unfunded liabilities. However, the state estimates that pension reform legislation approved in June 2011 will save the state and local governments over $120 billion during the next 30 years.

Local governments will remain challenged in the new fiscal year. A 2% property tax cap approved in 2010 will reduce local governments’ revenue-raising flexibility, although pension and other local government reforms adopted last year and a continued economic recovery may help ease the transition.

The state’s income levels are among the highest in the nation and its unemployment rate, at 9.4% as of May 2011, was slightly higher than the national average and comparable to the 9.5% rate a year ago. Employment levels are flat to a year ago, with job losses recorded during the first half of the fiscal year offset by more favorable conditions during the second half.

New Jersey remains a solid investment-grade credit due to its diverse economy and high personal wealth levels, although its financial flexibility has been reduced due to weak revenue growth during the recession and early recovery period as well as a rise in pension costs. New Jersey’s general obligation debt is rated Aa3 by Moody’s, AA- by Standard & Poor’s, and AA by Fitch, although Fitch carried a negative outlook as of the date of this report.

Pennsylvania

Fiscal year 2011 represented the reversal of a two-year trend of below estimate revenue collections for Pennsylvania, as its economy showed signs of improvements and major revenue sources were all above estimates.

6 Schwab Municipal Money Funds

State Investment Environment continued

Pennsylvania experienced improvement in tax receipts throughout the fiscal year (which ended 6/30/11), with collections coming in about 2.9%, or $785.5 million, above estimates for the year. The improvement was balanced with all major revenue categories, including corporate, sales and personal income tax receipts, consistently coming in above estimates throughout the year.

The Commonwealth’s $27.15 billion 2012 budget was passed on June 30, 2011, marking the first time the budget has been passed by the June 30 budget deadline in nine years. The 2012 budget estimates a $1.17 billion revenue decrease, or 4.1%, from fiscal year 2011 due to the end of the federal stimulus program. The 2012 budget does not include any new taxes and reduces spending to pre-stimulus levels. Most major spending areas will experience cuts including K-12 education, higher education, healthcare and welfare programs.

The Commonwealth gained about 44,300 jobs over the last twelve months, a 0.8% increase, fueled by private sector growth which offset declines in government employment. The state’s unemployment rate decreased to 7.4% as of May 2011, from 8.7% in May 2010. The current level is the lowest recorded in the past 27 months. Per capita personal income is on par with the national average.

Pennsylvania local governments, along with state agencies, private institutions of higher education and non-profit healthcare providers, also issue tax-exempt debt. While the local governments, primarily cities and school districts, receive some level of state assistance, they also have their own revenue streams that comprise the bulk of their revenues.

Pennsylvania’s high credit quality is derived from its moderate debt levels and economic diversification. The state’s ratings are: Aa1/AA+/AA from Moody’s Investors Service, Fitch and, Standard & Poor’s respectively. Moody’s and Fitch both maintain negative outlooks for the Commonwealth which reflect reduced financial flexibility stemming from recent revenue pressures.

Massachusetts

Massachusetts continued to experience modest job growth during the first half of 2011 which contributed to a steady increase in Commonwealth tax revenue. Estimates based on collections through mid-June 2011, projected that overall tax receipts were almost $2 billion greater than the prior year, primarily due to a 15% increase in income taxes. Massachusetts projected an ending balance of $769 million in its budget stabilization fund in addition to $122 million of other reserves. This total amount, $910 million, is about 3% of spending.

Governor Deval Patrick signed the $30.6 billion fiscal 2012 budget on July 11, 2011, 11 days after the start of the new fiscal year. The 2012 budget includes a $255 million decrease in spending from fiscal 2011 levels. Cuts to bring the budget into balance included $800 million to MassHealth, Massachusetts’ Medicaid program, and $70 million to higher education. The budget includes the use of $185 million from the budget stabilization fund, which will fall to $585 million at the end of fiscal 2012, well below its peak of over $2 billion in fiscal 2007. However, according to the Governor’s office, Massachusetts will still have one of the ten highest fund balances in the nation.

The Commonwealth has a deep and broad-based economy dominated by technology based companies, education and health organizations, and a variety of finance and real estate-related businesses. Following job losses in 2008 and 2009, employment was slightly positive in calendar 2010. Through May 2011, employment increased by more than 29,000 jobs, or almost 1%, which lowered the state’s unemployment rate to 7.8% in May 2011 from 8.3% in January 2011. The national unemployment average in May 2011 was 9.1%. Massachusetts’ 2009 per capita personal income of almost $50,000 placed it third in the nation behind New Jersey and Connecticut and was 125% of the national average.

Massachusetts local governments, along with state agencies, private institutions of higher education and non-profit healthcare providers, also issue tax-exempt debt. While the local governments, primarily cities and school districts, receive some level of state assistance, they also have their own revenue streams that comprise the bulk of their revenues.

Massachusetts remains a solid investment-grade credit due to its deep and diverse economy, its high personal wealth levels, and its solid financial management as demonstrated by its sound financial position. As of the date of this report, the Commonwealth’s credit ratings were Aa1 from Moody’s, AA from Standard & Poor’s, and AA+ from Fitch and were affirmed in May 2011, when Massachusetts last sold general obligation bonds.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Municipal Money Funds 7

Schwab New York AMT Tax-Free Money Fund™

Schwab New York AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York State and local income tax.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	71.1%
16-30 Days	1.8%
31-60 Days	7.7%
61-90 Days	5.0%
91-120 Days	1.8%
More than 120 Days	12.6%

 Statistics

Weighted Average Maturity[2]	39 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	36%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	40.8%
Variable Rate Demand Obligations	29.8%
Commercial Paper	12.9%
Fixed Rate Notes	16.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab New York AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab New York
	AMT Tax-Free
	Money Fund
		Value Advantage
	Sweep Shares	Shares®

Ticker Symbol	SWNXX	SWYXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.05%	-0.12%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, each class’ yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.43% and 0.23% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income, New York state and New York City tax rate of 40.83%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New York AMT Tax-Free Money Fundtm 9

Schwab New Jersey AMT Tax-Free Money Fund™

Schwab New Jersey AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New Jersey gross income tax.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	75.8%
16-30 Days	0.0%
31-60 Days	2.8%
61-90 Days	3.0%
91-120 Days	5.2%
More than 120 Days	13.2%

 Statistics

Weighted Average Maturity[2]	40 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	64%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	43.7%
Variable Rate Demand Obligations	31.7%
Commercial Paper	5.6%
Fixed Rate Notes	19.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab New Jersey AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab New Jersey
AMT Tax-Free
Money Fund
Sweep Shares

Ticker Symbol	SWJXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.08%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.44% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and New Jersey state personal income tax rate of 40.83%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New Jersey AMT Tax-Free Money Fundtm 11

Schwab Pennsylvania Municipal Money Fund™

Schwab Pennsylvania Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Pennsylvania personal income tax.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. In addition, at the end of the reporting period, the fund held 7.26% of its net assets in Variable Rate Demand Preferred Shares issued by close-end municipal bond funds. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	80.8%
16-30 Days	3.0%
31-60 Days	3.0%
61-90 Days	5.9%
91-120 Days	0.5%
More than 120 Days	6.8%

 Statistics

Weighted Average Maturity[2]	25 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	70%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	36.6%
Variable Rate Demand Obligations	43.9%
Commercial Paper	4.4%
Fixed Rate Notes	15.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

12 Schwab Pennsylvania Municipal Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab
Pennsylvania Municipal
Money Fund
Sweep Shares

Ticker Symbol	SWEXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.08%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.41% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and Pennsylvania state personal income tax rate of 37.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Pennsylvania Municipal Money Fundtm 13

Schwab Massachusetts AMT Tax-Free Money Fund™

Schwab Massachusetts AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Massachusetts personal income tax.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	76.5%
16-30 Days	1.7%
31-60 Days	1.3%
61-90 Days	5.5%
91-120 Days	2.6%
More than 120 Days	12.4%

 Statistics

Weighted Average Maturity[2]	38 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	34%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	39.5%
Variable Rate Demand Obligations	30.9%
Commercial Paper	10.4%
Fixed Rate Notes	15.7%
Other	3.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

14 Schwab Massachusetts AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Massachusetts
AMT Tax-Free
Money Fund
Sweep Shares

Ticker Symbol	SWDXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.08%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.39% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and Massachusetts state personal income tax rate of 38.45%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Massachusetts AMT Tax-Free Money Fundtm 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab New York AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.33%	$1,000	$1,000.10	$1.64
Hypothetical 5% Return	0.33%	$1,000	$1,023.16	$1.66
Value Advantage Shares®
Actual Return	0.33%	$1,000	$1,000.10	$1.64
Hypothetical 5% Return	0.33%	$1,000	$1,023.16	$1.66

Schwab New Jersey AMT Tax-Free Money Fundtm
Actual Return	0.31%	$1,000	$1,000.10	$1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	$1.56

Schwab Pennsylvania Municipal Money Fundtm
Actual Return	0.37%	$1,000	$1,000.10	$1.83
Hypothetical 5% Return	0.37%	$1,000	$1,022.96	$1.86

Schwab Massachusetts AMT Tax-Free Money Fundtm
Actual Return	0.32%	$1,000	$1,000.10	$1.59
Hypothetical 5% Return	0.32%	$1,000	$1,023.21	$1.61

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Municipal Money Funds

Schwab New York AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.04		0.13		1.62	3.03	2.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[3,4]	0.33	[4]	0.55	[4,5]	0.65	0.65	0.65
Gross operating expenses	0.70	[3]	0.70		0.73		0.71	0.70	0.84
Net investment income (loss)	0.01	[3]	0.01		0.11		1.60	2.98	2.80
Net assets, end of period ($ x 1,000,000)	1,548		1,545		1,622		1,786	1,561	1,217

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Value Advantage Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.04		0.23		1.82	3.24	3.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[3,4]	0.33	[4]	0.45	[4,5]	0.45	0.45	0.45
Gross operating expenses	0.57	[3]	0.57		0.60		0.58	0.57	0.60
Net investment income (loss)	0.01	[3]	0.01		0.22		1.79	3.18	2.98
Net assets, end of period ($ x 1,000,000)	456		531		870		1,349	1,477	1,103

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.42% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 17

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

30.5%	Fixed-Rate Securities	610,878,330	610,878,330
65.2%	Variable-Rate Securities	1,306,865,000	1,306,865,000

95.7%	Total Investments	1,917,743,330	1,917,743,330
4.3%	Other Assets and Liabilities, Net		85,717,866

100.0%	Net Assets		2,003,461,196

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 30.5% of net assets

New York 30.3%
Albany IDA
Civic Facility RB (St. Rose College) Series 2001A	a	5.38%		07/01/11	2,755,000	2,782,550

Amherst CSD
BAN 2010		1.25%		08/04/11	12,475,000	12,483,203

East Irondequoit CSD
BAN 2010		1.00%		07/19/11	16,000,000	16,000,000

Ithaca
BAN Series 2011A		1.25%		02/15/12	10,311,625	10,347,595

Ithaca SD
BAN 2010		1.50%		07/08/11	11,240,000	11,242,013

Long Island Power Auth
CP Notes Series CP3	a	0.13%		07/18/11	9,320,000	9,320,000

Maine-Endwell CSD
BAN 2011		1.25%		06/28/12	9,600,000	9,660,556

Metropolitan Transportation Auth
Transportation RB Series 2010D		1.50%		11/15/11	11,850,000	11,886,255

Transportation Revenue BAN Series CP2A	a	0.28%		09/14/11	7,250,000	7,250,000

Transportation Revenue BAN Series CP2B	a	0.28%		08/16/11	18,500,000	18,500,000

Transportation Revenue BAN Series CP2B	a	0.16%		09/09/11	29,500,000	29,500,000

Transportation Revenue BAN Series CP2C	a	0.27%		07/12/11	12,000,000	12,000,000

Transportation Revenue BAN Series CP2C	a	0.20%		08/03/11	5,000,000	5,000,000

Transportation Revenue BAN Series CP2C	a	0.29%		08/03/11	5,000,000	5,000,000

Transportation Revenue BAN Series CP2C	a	0.17%		08/04/11	5,000,000	5,000,000

New York City
GO Bonds Fiscal 1997 Series B		6.50%		08/15/11	735,000	740,520

GO Bonds Fiscal 2002 Series A8		2.00%		11/01/11	690,000	693,614

GO Bonds Fiscal 2002 Series F		5.75%		08/01/11	435,000	436,954

GO Bonds Fiscal 2002 Series G		5.75%		08/01/11	350,000	351,555

18 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Fiscal 2002 Series G	a	5.75%		08/01/11	150,000	150,673

GO Bonds Fiscal 2003 Series A		5.50%		08/01/11	550,000	552,372

GO Bonds Fiscal 2003 Series C1		5.25%		08/01/11	2,515,000	2,525,262

GO Bonds Fiscal 2004 Series A		5.00%		08/01/11	125,000	125,467

GO Bonds Fiscal 2004 Series F1		5.50%		12/15/11	250,000	255,445

GO Bonds Fiscal 2004 Series G		5.00%		08/01/11	3,580,000	3,593,804

GO Bonds Fiscal 2005 Series E		5.00%		11/01/11	200,000	202,779

GO Bonds Fiscal 2005 Series H		5.00%		08/01/11	925,000	928,570

GO Bonds Fiscal 2006 Series C	a	5.00%		08/01/11	495,000	496,819

GO Bonds Fiscal 2006 Series C		5.00%		08/01/11	1,410,000	1,415,201

GO Bonds Fiscal 2007 Series A		5.00%		08/01/11	250,000	250,774

GO Bonds Fiscal 2007 Series C1		4.25%		01/01/12	400,000	406,711

GO Bonds Fiscal 2008 Series C1		5.00%		10/01/11	2,340,000	2,366,838

GO Bonds Fiscal 2008 Series E	a	5.00%		08/01/11	10,000	10,037

GO Bonds Fiscal 2008 Series E		5.00%		08/01/11	790,000	792,922

GO Bonds Fiscal 2008 Series I1		3.50%		02/01/12	200,000	203,196

GO Bonds Fiscal 2008 Series I1		4.75%		02/01/12	250,000	255,917

GO Bonds Fiscal 2008 Series J1		5.00%		08/01/11	2,225,000	2,233,397

GO Bonds Fiscal 2009 Series A1		4.00%		08/15/11	300,000	301,154

GO Bonds Fiscal 2009 Series B1		3.00%		09/01/11	2,115,000	2,124,030

GO Bonds Fiscal 2009 Series E1		3.50%		10/15/11	100,000	100,767

GO Bonds Fiscal 2009 Series I1		2.50%		04/01/12	200,000	202,916

GO Bonds Fiscal 2010 Series C		5.00%		08/01/11	3,425,000	3,438,312

GO Bonds Fiscal 2010 Series E		3.00%		08/01/11	1,860,000	1,864,095

New York City Housing Development Corp
M/F Housing RB Series 2009E2A		0.41%		09/15/11	15,000,000	15,000,000

M/F Housing RB Series 2009H2		0.55%		07/01/11	13,000,000	13,000,000

New York City Municipal Water Finance Auth
Extendible CP Notes Series 7		0.34%		01/28/12	18,000,000	18,000,000

Extendible CP Notes Series 8		0.23%		03/06/12	18,385,000	18,385,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S1		5.00%		07/15/11	3,000,000	3,005,428

Building Aid RB Fiscal 2009 Series S4	a,b,c	0.40%		02/23/12	16,435,000	16,435,000

Building Aid RB Fiscal 2009 Series S5	a,b,c	0.35%		11/17/11	18,080,000	18,080,000

Future Tax Secured Refunding Bonds Fiscal 2006 Series A1		5.00%		11/01/11	1,200,000	1,218,222

Future Tax Secured Refunding Bonds Fiscal 2003 Series B		5.25%		02/01/12	125,000	128,437

Future Tax Secured Sub Bonds Fiscal 2010 Series D		5.00%		11/01/11	1,000,000	1,015,114

Future Tax Secured Sub Refunding Bonds Fiscal 2004 Series D2		5.00%		11/01/11	600,000	609,191

New York Liberty Development Corp
Liberty RB (World Trade Center) Series 2009A2	a	0.35%		02/01/12	30,000,000	30,000,000

New York State
GO Bonds Series 2009A		4.00%		02/15/12	100,000	101,896

GO Refunding Bonds Series 2009C		3.00%		02/01/12	100,000	101,108

New York State Dormitory Auth
CP Notes (Cornell Univ)		0.35%		08/01/11	6,155,000	6,155,000

CP Notes (Cornell Univ)		0.26%		09/01/11	6,500,000	6,500,000

CP Notes (Cornell Univ)		0.21%		11/01/11	15,000,000	15,000,000

Mental Health Services Facilities RB Series 2005C1		5.00%		02/15/12	100,000	102,426

Mental Health Services Facilities RB Series 2005D1		5.00%		08/15/11	1,315,000	1,321,976

See financial notes 19

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Mental Health Services Facilities RB Series 2007C		5.00%		08/15/11	100,000	100,518

Mental Health Services Facilities RB Series 2008A		4.00%		02/15/12	200,000	204,155

Mental Health Services Facilities RB Series 2008E		4.00%		08/15/11	405,000	406,783

Mental Health Services Facilities RB Series 2009A1		5.00%		02/15/12	200,000	204,930

RB (NYU) Series 1998A		5.75%		07/01/11	1,200,000	1,200,000

RB (NYU) Series 2009A	a,b,c	0.40%		09/29/11	12,575,000	12,575,000

Refunding RB (Consolidated Service Contract) Series 2009A		2.00%		07/01/11	3,000,000	3,000,000

Refunding RB (Consolidated Service Contract) Series 2009A		3.00%		07/01/11	2,100,000	2,100,000

State Personal Income Tax RB Series 2003A		5.00%		12/15/11	200,000	203,914

State Personal Income Tax RB Series 2003A		5.50%		03/15/12	200,000	206,805

State Personal Income Tax RB Series 2006C		3.63%		12/15/11	250,000	253,215

State Personal Income Tax Refunding RB Series 2009B		3.00%		02/15/12	150,000	151,958

New York State Mortgage Agency
Mortgage RB 47th Series		0.55%		04/01/12	640,000	640,812

New York State Power Auth
CP Series 1		0.30%		08/03/11	20,000,000	20,000,000

CP Series 1		0.32%		01/31/12	10,212,000	10,212,000

CP Series 2		0.30%		07/12/11	9,080,000	9,080,000

CP Series 2		0.30%		08/03/11	10,000,000	10,000,000

CP Series 2		0.18%		09/15/11	8,300,000	8,300,000

RB Series 2002A		5.00%		11/15/11	2,500,000	2,541,578

New York State Thruway Auth
State Personal Income Tax RB Series 2009A		4.00%		03/15/12	100,000	102,170

State Personal Income Tax RB Series 2010A		5.00%		03/15/12	1,500,000	1,546,635

New York State Tobacco Settlement Financing Corp
Asset-Backed RB (State Contingency Contract Secured) Series 2008B		5.00%		06/01/12	1,260,000	1,309,936

New York State Urban Development Corp
Service Contract Refunding RB Series 2005A		5.00%		01/01/12	200,000	203,907

Service Contract Refunding RB Series 2008D		5.00%		01/01/12	3,200,000	3,269,205

Service Contract Refunding RB Series 2010A1		3.00%		01/01/12	2,075,000	2,100,122

Service Contract Refunding RB Series 2010A2		4.00%		01/01/12	100,000	101,672

Service Contract Refunding RB Series 2010B		5.00%		01/01/12	14,000,000	14,317,737

State Personal Income Tax RB Series 2008A1		4.00%		12/15/11	150,000	152,118

State Personal Income Tax RB Series 2008A1		5.00%		12/15/11	250,000	254,889

State Personal Income Tax RB Series 2009A1		3.00%		12/15/11	150,000	151,711

State Personal Income Tax RB Series 2009C		5.00%		12/15/11	225,000	229,199

Newburg SD
BAN Series 2010D		1.50%		12/16/11	23,000,000	23,093,583

Oceanside Union Free SD
TAN 2011-2012		1.25%		06/14/12	20,000,000	20,178,577

Port Auth of New York & New Jersey
Consolidated Bonds 134th Series		4.00%		07/15/11	350,000	350,495

CP Series B		0.34%		09/12/11	8,100,000	8,100,000

CP Series B		0.21%		10/14/11	1,920,000	1,920,000

CP Series B		0.23%		11/04/11	20,615,000	20,615,000

CP Series B		0.23%		12/07/11	3,000,000	3,000,000

Putnam Cnty
GO TAN 2010		1.25%		10/27/11	17,000,000	17,045,516

20 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Rondout Valley CSD at Accord
BAN 2010		1.25%		08/11/11	10,860,298	10,869,155

Tarrytowns UFSD
GO BAN 2011		1.50%		02/17/12	10,600,000	10,659,974

Triborough Bridge & Tunnel Auth
General RB (MTA Bridges & Tunnels) Series 2008A		5.00%		11/15/11	115,000	116,926

General RB (MTA Bridges & Tunnels) Series 2009A2		2.50%		11/15/11	300,000	302,275

Refunding RB Series 2002B		5.00%		11/15/11	500,000	508,227

Sub RB Series 2008D		4.00%		11/15/11	150,000	151,707

Ulster Cnty
BAN 2010		1.25%		11/18/11	7,265,000	7,286,902

Vestal
BAN 2011		1.50%		05/18/12	10,316,000	10,387,154

Watertown SD
BAN 2010		1.25%		07/28/11	10,000,000	10,005,100

						606,862,631

Puerto Rico 0.2%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	a	5.00%		08/01/11	4,000,000	4,015,699

Total Fixed-Rate Securities
(Cost $610,878,330)						610,878,330

Variable-Rate Securities 65.2% of net assets

New York 63.6%
Amherst IDA
Civic Facility RB (Daemen College) Series 2006B	a	0.14%		07/07/11	3,760,000	3,760,000

Broome Cnty IDA
Civic Facility RB (Methodist Homes for the Aging) Series 2003	a	0.45%		07/07/11	2,000,000	2,000,000

Continuing Care Retirement Community RB (Good Shepard Village at Endwell) Series 2008B	a	0.14%		07/07/11	1,155,000	1,155,000

Buffalo Municipal Water Finance Auth
Water System Refunding Bonds Series 2008A	a	0.06%		07/07/11	11,255,000	11,255,000

East Rochester Housing Auth
Housing RB (Park Ridge Nursing Home) Series 2008	a	0.10%		07/07/11	14,160,000	14,160,000

Lancaster IDA
Civic Facility RB (2000 GreenField Manor)	a	0.16%		07/07/11	10,035,000	10,035,000

Long Island Power Auth
Electric System General RB Series 2004A	a,b,c	0.10%		07/07/11	22,275,000	22,275,000

Electric System Sub RB Series 2001-3A	a	0.10%		07/07/11	38,420,000	38,420,000

Madison Cnty IDA
Civic Facility RB (Colgate Univ) Series 2005A	a,b,c	0.09%		07/07/11	11,845,000	11,845,000

Metropolitan Transportation Auth
Dedicated Tax Fund Refunding Bonds Series 2008A1	a	0.05%	07/06/11	07/07/11	19,000,000	19,000,000

Transportation RB Series 2003A	a,b,c	0.10%		07/07/11	10,195,000	10,195,000

Transportation RB Series 2005B	a,b,c	0.09%		07/07/11	4,995,000	4,995,000

Transportation RB Series 2007A	a,b,c	0.10%		07/07/11	31,000,000	31,000,000

Monroe Cnty IDA
Civic Facility RB Series 2004	a	0.21%		07/07/11	1,750,000	1,750,000

Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2008D1	b	0.12%		07/07/11	61,000,000	61,000,000

See financial notes 21

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sales Tax Secured Bonds Series 2008E	b	0.09%		07/07/11	10,250,000	10,250,000

Nassau Health Care Corp
Bonds Series 2009B1	a	0.06%		07/07/11	700,000	700,000

New York City
GO Bonds Fiscal 1994 Series A6	a	0.08%		07/07/11	3,300,000	3,300,000

GO Bonds Fiscal 1994 Series A7	a	0.03%		07/01/11	50,000	50,000

GO Bonds Fiscal 1995 Series B7	b	0.06%		07/01/11	2,000,000	2,000,000

GO Bonds Fiscal 1995 Series F6	a	0.08%		07/07/11	50,000	50,000

GO Bonds Fiscal 2004 Series J	b,c	0.09%		07/07/11	7,670,000	7,670,000

GO Bonds Fiscal 2005 Series C3	b,c	0.09%		07/07/11	12,700,000	12,700,000

GO Bonds Fiscal 2005 Series G	b,c	0.09%		07/07/11	7,555,000	7,555,000

GO Bonds Fiscal 2005 Series G&O	b,c	0.09%		07/07/11	1,840,000	1,840,000

GO Bonds Fiscal 2005 Series J	a,b,c	0.03%		07/01/11	10,990,000	10,990,000

GO Bonds Fiscal 2005 Series J	b,c	0.09%		07/07/11	7,015,000	7,015,000

GO Bonds Fiscal 2005 Series O	b,c	0.09%		07/07/11	7,000,000	7,000,000

GO Bonds Fiscal 2006 Series I6	a	0.05%		07/01/11	800,000	800,000

GO Bonds Fiscal 2006 Series I7	a	0.08%		07/07/11	16,000,000	16,000,000

GO Bonds Fiscal 2008 Series E	b,c	0.10%		07/07/11	18,695,000	18,695,000

GO Bonds Fiscal 2008 Series J4	b	0.04%		07/01/11	4,535,000	4,535,000

GO Bonds Fiscal 2008 Series L3	b	0.04%		07/01/11	805,000	805,000

GO Bonds Fiscal 2009 Series H1	b,c	0.10%		07/07/11	8,250,000	8,250,000

GO Bonds Fiscal 2009 Series I1	b,c	0.09%		07/07/11	14,740,000	14,740,000

GO Bonds Fiscal 2009 Series J1	b,c	0.09%		07/07/11	4,250,000	4,250,000

New York City Capital Resource Corp
RB (Loan Enhanced Assistance Program) Series 2008B1	a	0.11%		07/07/11	3,930,000	3,930,000

New York City Housing Development Corp
M/F Housing RB Series 2009C1	b,c	0.09%		07/07/11	6,000,000	6,000,000

M/F Housing RB Series 2010B	b,c	0.10%		07/07/11	35,750,000	35,750,000

New York City IDA
Civic Facility RB (Lycee Francais de New York) Series 2002B	a	0.06%		07/07/11	7,090,000	7,090,000

New York City Municipal Water Finance Auth
Crossover Refunding Bond Series 2002E	b,c	0.09%		07/07/11	6,045,000	6,045,000

Water & Sewer RB Fiscal 2007 Series CC2	b	0.03%		07/01/11	7,550,000	7,550,000

Water & Sewer System RB Fiscal 2003 Series E	b,c	0.09%		07/07/11	4,995,000	4,995,000

Water & Sewer System RB Fiscal 2003 Series F1A	b	0.05%		07/07/11	33,590,000	33,590,000

Water & Sewer System RB Fiscal 2005 Series D	b,c	0.09%		07/07/11	9,855,000	9,855,000

Water & Sewer System RB Fiscal 2005 Series D	b,c	0.10%		07/07/11	5,800,000	5,800,000

Water & Sewer System RB Fiscal 2006 Series A	a,b,c	0.08%		07/07/11	9,935,000	9,935,000

Water & Sewer System RB Fiscal 2006 Series A	b,c	0.09%		07/07/11	15,925,000	15,925,000

Water & Sewer System RB Fiscal 2006 Series AA1	b	0.05%		07/01/11	2,910,000	2,910,000

Water & Sewer System RB Fiscal 2007 Series A	b,c	0.15%		07/07/11	12,750,000	12,750,000

Water & Sewer System RB Fiscal 2008 Series B1	b	0.06%		07/07/11	2,000,000	2,000,000

Water & Sewer System RB Fiscal 2008 Series B3	b	0.04%		07/01/11	1,100,000	1,100,000

Water & Sewer System RB Fiscal 2009 Series DD	b,c	0.09%		07/07/11	5,205,000	5,205,000

Water & Sewer System RB Fiscal 2009 Series FF2	b,c	0.09%		07/07/11	29,000,000	29,000,000

Water & Sewer System RB Fiscal 2010 Series CC	b	0.03%		07/07/11	20,000,000	20,000,000

Water & Sewer System RB Fiscal 2010 Series HH	b,c	0.09%		07/07/11	8,000,000	8,000,000

Water & Sewer System RB Fiscal 2010 Series HH	b,c	0.15%		07/07/11	2,000,000	2,000,000

Water & Sewer System RB Fiscal 2011 Series DD1	b	0.03%		07/01/11	4,000,000	4,000,000

22 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Water & Sewer System RB Fiscal 2011 Series FF1	b	0.04%		07/01/11	1,675,000	1,675,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S2	b,c	0.10%		07/07/11	14,590,000	14,590,000

Future Tax Secured Bonds Fiscal 1999 Series A1	b	0.05%		07/07/11	3,000,000	3,000,000

Future Tax Secured Bonds Fiscal 2010 Series A1	b,c	0.09%		07/07/11	11,000,000	11,000,000

Future Tax Secured Sub Bonds Fiscal 2007 Series C1	b,c	0.10%		07/07/11	6,000,000	6,000,000

Future Tax Secured Sub Bonds Fiscal 2011 Series C	b,c	0.10%		07/07/11	5,900,000	5,900,000

Future Tax Secured Sub Bonds Fiscal 2011 Series D1	b,c	0.09%		07/07/11	3,750,000	3,750,000

Future Tax Secured Sub Bonds Fiscal 2011 Series D1	b,c	0.10%		07/07/11	2,800,000	2,800,000

Recovery Bonds Fiscal 2003 Series 3H	b	0.02%		07/01/11	10,335,000	10,335,000

New York City Trust for Cultural Resources
Refunding RB (American Museum of Natural History) Series 2004A	b,c	0.10%		07/07/11	3,745,000	3,745,000

Refunding RB (American Museum of Natural History) Series 2008A1	b	0.04%		07/01/11	2,025,000	2,025,000

Refunding RB (American Museum of Natural History) Series 2008B2	b	0.05%		07/07/11	5,300,000	5,300,000

Refunding RB (Lincoln Center for the Performing Arts) Series 2008A1	a	0.04%		07/01/11	3,400,000	3,400,000

New York State
GO Bonds Series 2011A	b,c	0.10%		07/07/11	10,000,000	10,000,000

New York State Dormitory Auth
Consolidated RB (CUNY) Series 1993A	b,c	2.25%		07/07/11	15,420,000	15,420,000

Hospital RB (NY & Presbyterian Hospital) Series 2007	a,b,c	0.10%		07/07/11	9,900,000	9,900,000

RB (Cornell Univ) Series 2006A	b,c	0.14%		07/07/11	9,865,000	9,865,000

RB (Culinary Institute of America) Series 2004D	a	0.07%		07/07/11	2,725,000	2,725,000

RB (NYU) Series 2009A	b,c	0.09%		07/07/11	13,095,000	13,095,000

RB (NYU) Series 2009A	b,c	0.10%		07/07/11	7,085,000	7,085,000

RB (Univ of Rochester) Series 2006 B1	a	0.09%		07/07/11	3,000,000	3,000,000

State Personal Income Tax RB Series 2005F	b,c	0.09%		07/07/11	11,930,000	11,930,000

State Personal Income Tax RB Series 2006D	b,c	0.09%		07/07/11	22,500,000	22,500,000

State Personal Income Tax RB Series 2007A	b,c	0.09%		07/07/11	3,000,000	3,000,000

State Personal Income Tax RB Series 2009A	b,c	0.09%		07/07/11	2,500,000	2,500,000

State Personal Income Tax RB Series 2010F	b,c	0.15%		07/07/11	5,000,000	5,000,000

New York State Environmental Facilities Corp
Clean Water & Drinking Water Revolving Funds RB Series 2002B	b,c	0.09%		07/07/11	27,500,000	27,500,000

State Revolving Funds RB Series 2010C	b,c	0.09%		07/07/11	6,600,000	6,600,000

New York State HFA
Housing RB (505 W 37th St) Series 2009A	a	0.08%		07/07/11	35,960,000	35,960,000

Housing RB (600 W 42nd St) Series 2009A	a	0.10%		07/07/11	100,700,000	100,700,000

Housing RB (Gotham West) Series 2011A1	a	0.08%		07/07/11	13,000,000	13,000,000

Housing RB (Gotham West) Series 2011A2	a	0.08%		07/07/11	8,000,000	8,000,000

Housing RB (Tribeca Green) Series 2003A	a	0.07%		07/07/11	8,615,000	8,615,000

Service Contract Refunding RB Series 2003I	a	0.11%		07/07/11	5,000,000	5,000,000

New York State Mortgage Agency
Homeowner Mortgage RB Series 159	b	0.08%		07/07/11	9,500,000	9,500,000

Homeowner Mortgage RB Series 162	b	0.08%		07/07/11	12,000,000	12,000,000

New York State Thruway Auth
General RB Series G	a,b,c	0.18%		07/07/11	3,950,000	3,950,000

General RB Series H	a,b,c	0.08%		07/07/11	17,535,000	17,535,000

See financial notes 23

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New York State Tobacco Settlement Financing Corp
Asset-Backed (State Contingency Contract) RB Series 2003A1C	b,c	0.12%		07/07/11	4,795,000	4,795,000

New York State Urban Development Corp
State Personal Income Tax RB Series 2004A3D	b	0.06%		07/07/11	10,850,000	10,850,000

State Personal Income Tax RB Series 2005B	b,c	0.09%		07/07/11	9,195,000	9,195,000

State Personal Income Tax RB Series 2009A1	b,c	0.09%		07/07/11	7,535,000	7,535,000

Port Auth of New York & New Jersey
Consolidated Bonds 140th Series	a,b,c	0.08%		07/07/11	5,215,000	5,215,000

Consolidated Bonds 144th Series	b,c	0.09%		07/07/11	915,000	915,000

Consolidated Bonds 148th Series	b,c	0.09%		07/07/11	15,235,000	15,235,000

Consolidated Bonds 148th Series	b,c	0.10%		07/07/11	44,580,000	44,580,000

Consolidated Bonds 160th Series	b,c	0.10%		07/07/11	3,125,000	3,125,000

Consolidated Bonds 166th Series	b,c	0.07%		07/07/11	2,150,000	2,150,000

Sales Tax Asset Receivable Corp
RB Fiscal 2005 Series A	b,c	0.10%		07/07/11	8,815,000	8,815,000

Schenectady IDA
RB (Sunnyview Hospital & Rehabilitation Ctr) Series 2003A	a	0.14%		07/07/11	6,645,000	6,645,000

RB (Sunnyview Hospital & Rehabilitation Ctr) Series 2003B	a	0.14%		07/07/11	4,070,000	4,070,000

Triborough Bridge & Tunnel Auth
General Purpose RB Series 2001A	b,c	0.10%		07/07/11	7,400,000	7,400,000

General RB (MTA Bridges & Tunnels) Series 2008C	b,c	0.15%		07/07/11	1,100,000	1,100,000

General RB (MTA Bridges and Tunnels) Series 2009A2	b,c	0.10%		07/07/11	6,500,000	6,500,000

Sub Refunding RB Series 2002E	b,c	0.10%		07/07/11	24,420,000	24,420,000

Sub Refunding RB Series 2002E	b,c	0.13%		07/07/11	34,425,000	34,425,000

Westchester Cnty IDA
Mortgage RB (Kendal on Hudson) Series 2007	a	0.31%		07/07/11	24,210,000	24,210,000

						1,274,550,000

Puerto Rico 1.6%
Puerto Rico
Public Improvement Refunding Bonds Series 2003C5-2	a	0.04%		07/07/11	16,000,000	16,000,000

Puerto Rico Highway & Transportation Auth
Transportation RB Series A	a	0.04%		07/07/11	1,950,000	1,950,000

Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c	0.08%		07/07/11	14,365,000	14,365,000

						32,315,000

Total Variable-Rate Securities
(Cost $1,306,865,000)						1,306,865,000

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $1,917,743,330.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $782,800,000 or 39.1% of net assets.

24 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 25

 Schwab New York AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$1,917,743,330
Cash		48,854,941
Receivables:
Investments sold		33,180,000
Interest		3,474,771
Fund shares sold		500,000
Prepaid expenses	+	209

Total assets		2,003,753,251

Liabilities

Payables:
Investment adviser and administrator fees		32,318
Fund shares redeemed		227,000
Distributions to shareholders		8,379
Accrued expenses	+	24,358

Total liabilities		292,055

Net Assets

Total assets		2,003,753,251
Total liabilities	−	292,055

Net assets		$2,003,461,196

Net Assets by Source
Capital received from investors		2,003,353,757
Net realized capital gains		107,439

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$1,547,721,087		1,546,624,044		$1.00
Value Advantage Shares	$455,740,109		455,414,798		$1.00

26 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$3,454,123

Expenses

Investment adviser and administrator fees		3,422,596
Shareholder service fees:
Sweep Shares		2,726,645
Value Advantage Shares		536,866
Portfolio accounting fees		46,822
Shareholder reports		28,049
Custodian fees		24,269
Professional fees		19,355
Trustees’ fees		18,879
Registration fees		17,670
Transfer agent fees		12,926
Interest expense		1,333
Other expenses	+	28,832

Total expenses		6,884,242
Expense reduction by CSIM and/or Schwab	−	3,532,216
Custody credits	−	111

Net expenses	−	3,351,915

Net investment income		102,208

Realized Gains (Losses)

Net realized gains on investments		107,439

Increase in net assets resulting from operations		$209,647

See financial notes 27

 Schwab New York AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$102,208	$221,636
Net realized gains	+	107,439	543,450

Increase in net assets from operations		209,647	765,086

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(77,830)	(154,831)
Value Advantage Shares	+	(24,378)	(66,805)

Total distributions from net investment income		(102,208)	(221,636)

Distributions from net realized gains
Sweep Shares		—	(416,676)
Value Advantage Shares	+	—	(143,425)

Total distributions from net realized gains		—	(560,101)

Total distributions		(102,208)	(781,737)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		2,474,632,321	4,720,993,181
Value Advantage Shares	+	32,745,277	96,055,187

Total shares sold		2,507,377,598	4,817,048,368

Shares Reinvested
Sweep Shares		67,754	562,413
Value Advantage Shares	+	20,260	189,735

Total shares reinvested		88,014	752,148

Shares Redeemed
Sweep Shares		(2,471,756,619)	(4,799,722,262)
Value Advantage Shares	+	(107,480,622)	(435,603,880)

Total shares redeemed		(2,579,237,241)	(5,235,326,142)

Net transactions in fund shares		(71,771,629)	(417,525,626)

Net Assets

Beginning of period		2,075,125,386	2,492,667,663
Total decrease	+	(71,664,190)	(417,542,277)

End of period		$2,003,461,196	$2,075,125,386

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

28 See financial notes

Schwab New Jersey AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.09		1.66	3.02	2.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3,4]	0.33	[4]	0.56	[4,5]	0.64	0.66 [6]	0.65
Gross operating expenses	0.73	[3]	0.73		0.76		0.74	0.76	0.88
Net investment income (loss)	0.01	[3]	0.01		0.08		1.63	2.96	2.78
Net assets, end of period ($ x 1,000,000)	576		635		721		835	726	513

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.53% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 The ratio of net operating expenses would have been 0.65% if tax expenses had not been incurred.

See financial notes 29

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

29.5%		Fixed-Rate Securities	169,953,898	169,953,898
71.1%		Variable-Rate Securities	409,310,000	409,310,000

100.6%		Total Investments	579,263,898	579,263,898
(0	.6)%	Other Assets and Liabilities, Net		(3,539,206)

100.0%		Net Assets		575,724,692

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 29.5% of net assets

New Jersey 29.2%
Brick Township
BAN Series 2010A		1.75%		09/30/11	5,790,000	5,809,690

Burlington Cnty Bridge Commission
Solid Waste Project Notes Series 2010		2.00%		10/11/11	6,500,000	6,527,103

Camden Cnty Improvement Auth
Loan Revenue Notes Series 2010		1.50%		12/28/11	5,000,000	5,021,313

East Brunswick
BAN		2.00%		01/06/12	7,195,000	7,244,961

BAN		2.00%		04/13/12	7,000,000	7,066,367

Hamilton Township
BAN Series 2011A&B		2.00%		06/14/12	8,046,000	8,160,476

Hudson Cnty Improvement Auth
Pool Notes Series 2010E1		1.50%		08/31/11	14,200,000	14,218,859

Pool Notes Series 2011G1		2.00%		01/09/12	4,800,000	4,828,787

Livingston Township
BAN		1.50%		02/02/12	5,000,000	5,024,962

Middlesex Cnty Improvement Auth
Capital Equipment RB Series 2010		1.50%		09/15/11	1,900,000	1,903,540

Monroe Township
BAN		2.00%		02/07/12	5,640,000	5,678,733

New Jersey
GO Refunding Bonds Series H		5.25%		07/01/11	1,575,000	1,575,000

GO Refunding Bonds Series J		5.00%		07/15/11	1,650,000	1,652,857

GO Refunding Bonds Series M		5.25%		07/15/11	170,000	170,298

New Jersey Economic Development Auth
RB (St. Barnabas Medical Center) Series 1997A	a	0.60%		07/01/11	4,650,000	4,650,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2004B		5.25%		12/15/11	5,862,980	5,911,359

30 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Transportation System Bonds Series 2006C	a,b,c	0.43%		08/04/11	14,005,000	14,005,000

Transportation System Bonds Series 2009A	a,b,c	0.36%		11/10/11	13,290,000	13,290,000

Port Auth of New York & New Jersey
Consolidated Bonds 133rd Series		3.00%		07/15/11	1,000,000	1,000,961

Consolidated Bonds 154th Series		5.00%		09/01/11	400,000	402,947

CP Series B		0.21%		10/14/11	16,110,000	16,110,000

CP Series B		0.23%		11/04/11	2,525,000	2,525,000

CP Series B		0.23%		12/07/11	11,910,000	11,910,000

Rockaway Township
GO Bonds Series 2003		2.88%		07/15/11	440,000	440,396

Rutgers State Univ
CP Series A&B	b	0.23%		10/06/11	1,850,000	1,850,000

South Orange Village Township
BAN Series 2010B		2.00%		09/08/11	1,000,000	1,002,440

Union Cnty
BAN		2.00%		07/01/11	19,965,000	19,965,000

						167,946,049

Puerto Rico 0.3%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	a	5.00%		08/01/11	2,000,000	2,007,849

Total Fixed-Rate Securities
(Cost $169,953,898)						169,953,898

Variable-Rate Securities 71.1% of net assets

New Jersey 64.4%
Delaware River Port Auth
Refunding RB Series 2008A	a	0.06%		07/07/11	28,530,000	28,530,000

Refunding RB Series 2008B	a	0.06%		07/07/11	1,310,000	1,310,000

Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2003B	b,c	0.09%		07/07/11	6,000,000	6,000,000

Open Space & Farmland Preservation Bonds Series 2005A	b,c	0.09%		07/07/11	4,190,000	4,190,000

Gloucester Cnty
Pollution Control Refunding RB (ExxonMobil) Series 2003		0.01%		07/01/11	4,800,000	4,800,000

New Jersey Economic Development Auth
Economic Development Bonds (Ranney School) Series 2007	a	0.30%		07/07/11	6,120,000	6,120,000

Economic Development Refunding Bonds (Crowley Liner Services) Series 2002	a	0.08%		07/07/11	1,000,000	1,000,000

Motor Vehicle Surcharge RB Series 2004A	a,b,c	0.15%		07/07/11	5,715,000	5,715,000

RB (Catholic Community Service) Series 1993	a	0.13%		07/07/11	3,070,000	3,070,000

RB (Cooper Health) Series 2008A	a	0.06%		07/07/11	1,000,000	1,000,000

RB (Crane’s Mill) Series 2008B	a	0.10%		07/07/11	3,470,000	3,470,000

RB (Presbyterian Homes Assisted Living) Series 2006A	a	0.06%		07/07/11	10,345,000	10,345,000

RB (Princeton Day School) Series 2005	a	0.07%		07/07/11	10,000,000	10,000,000

RB (Wyckoff Family YMCA) 2003	a	0.11%		07/07/11	2,190,000	2,190,000

Refunding RB (Crane’s Mill) Series 2005B	a	0.10%		07/07/11	900,000	900,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K	a,b,c	0.09%		07/07/11	11,395,000	11,395,000

New Jersey Educational Facilities Auth
RB (Princeton Univ) Series 2007F	b,c	0.08%		07/07/11	6,435,000	6,435,000

See financial notes 31

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New Jersey Health Care Facilities Financing Auth
RB (Atlantic Health) Series 2008B	a	0.07%		07/07/11	8,000,000	8,000,000

RB (Atlantic Health) Series 2008C	a	0.07%		07/07/11	12,500,000	12,500,000

RB (Atlantic Health) Series 2011	a,b,c	0.10%		07/07/11	12,450,000	12,450,000

RB (Composite Program) Series 2003A2	a	0.18%		07/07/11	2,200,000	2,200,000

RB (Hospital Capital Asset Financing Program) Series 1985A	a	0.06%		07/07/11	10,700,000	10,700,000

RB (Meridian Health) Series 2003A	a	0.07%		07/07/11	12,865,000	12,865,000

RB (Princeton HealthCare) Series 2010B	a	0.06%		07/07/11	11,535,000	11,535,000

RB (St. Barnabas Health Care) Series 2001A	a	0.06%		07/07/11	2,900,000	2,900,000

RB (St. Peter’s Univ Hospital) Series 2000B	a	0.09%		07/07/11	1,900,000	1,900,000

RB (Virtua Health) Series 2009D	a	0.06%		07/07/11	2,900,000	2,900,000

Refunding RB (Underwood-Memorial Hospital) Series 2008	a	0.07%		07/07/11	3,485,000	3,485,000

New Jersey Housing & Mortgage Finance Agency
M/F RB Series 2008B	a	0.05%		07/07/11	8,865,000	8,865,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2005B&2006A	a,b,c	0.10%		07/07/11	12,000,000	12,000,000

Transportation System Bonds Series 2006C	a,b,c	0.08%		07/07/11	42,735,000	42,735,000

Transportation System Bonds Series 2006C	a,b,c	0.09%		07/07/11	12,360,000	12,360,000

Transportation System Bonds Series 2007A	a,b,c	0.15%		07/07/11	7,400,000	7,400,000

Transportation System Bonds Series 2009D	a	0.06%		07/07/11	8,900,000	8,900,000

New Jersey Turnpike Auth
RB Series 2003A	a,b,c	0.10%		07/07/11	12,260,000	12,260,000

RB Series 2003A	a,b,c	0.11%		07/07/11	2,000,000	2,000,000

RB Series 2009A	a	0.06%		07/07/11	4,225,000	4,225,000

Refunding RB Series 2005A	a,b,c	0.24%		07/07/11	6,500,000	6,500,000

Newark Housing Auth
Port Auth-Port Newark Marine Terminal Refunding Bonds (Newark Redevelopment) Series 2007	a,b,c	0.08%		07/07/11	3,370,000	3,370,000

Port Auth of New York & New Jersey
Consolidated Bonds 140th Series	a,b,c	0.08%		07/07/11	8,610,000	8,610,000

Consolidated Bonds 144th Series	b,c	0.09%		07/07/11	10,435,000	10,435,000

Consolidated Bonds 148th Series	b,c	0.09%		07/07/11	14,765,000	14,765,000

Consolidated Bonds 148th Series	b,c	0.10%		07/07/11	17,000,000	17,000,000

Consolidated Bonds 156th Series	b,c	0.09%		07/07/11	1,400,000	1,400,000

Consolidated Bonds 163rd Series	b,c	0.09%		07/07/11	5,075,000	5,075,000

Rutgers State Univ
GO Bonds Series 2009F	b,c	0.09%		07/07/11	2,815,000	2,815,000

GO Refunding Bonds Series 2002A	b	0.03%		07/01/11	2,200,000	2,200,000

						370,820,000

Puerto Rico 6.7%
Puerto Rico Electric Power Auth
Power Refunding RB Series UU	a,b,c	0.09%		07/07/11	17,000,000	17,000,000

Puerto Rico Highway & Transportation Auth
Transportation RB Series A	a	0.04%		07/07/11	15,375,000	15,375,000

Puerto Rico Industrial, Medical & Environmental Control Facility Financing Auth
Higher Education RB (Ana G. Mendez Univ) Series 1998	a	0.09%		07/07/11	2,000,000	2,000,000

32 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c	0.08%		07/07/11	4,115,000	4,115,000

						38,490,000

Total Variable-Rate Securities
(Cost $409,310,000)						409,310,000

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $579,263,898.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $253,320,000 or 44.0% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 33

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$579,263,898
Receivables:
Investments sold		490,000
Interest		1,329,329
Prepaid expenses	+	622

Total assets		581,083,849

Liabilities

Payables:
Investments bought		3,586,147
Shareholder services fees		8,054
Due to custodian		1,735,471
Distributions to shareholders		2,462
Accrued expenses	+	27,023

Total liabilities		5,359,157

Net Assets

Total assets		581,083,849
Total liabilities	−	5,359,157

Net assets		$575,724,692

Net Assets by Source
Capital received from investors		575,692,816
Net realized capital gains		31,876

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$575,724,692		575,110,716		$1.00

34 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$987,288

Expenses

Investment adviser and administrator fees		1,085,697
Shareholder service fees		1,085,697
Portfolio accounting fees		26,217
Trustees’ fees		16,492
Professional fees		13,375
Registration fees		10,370
Shareholder reports		10,235
Custodian fees		8,307
Transfer agent fees		7,260
Interest expense		667
Other expenses	+	8,892

Total expenses		2,273,209
Expense reduction by CSIM and/or Schwab	−	1,316,070
Custody credits	−	843

Net expenses	−	956,296

Net investment income		30,992

Realized Gains (Losses)

Net realized gains on investments		31,876

Increase in net assets resulting from operations		$62,868

See financial notes 35

 Schwab New Jersey AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$30,992	$67,005
Net realized gains	+	31,876	35,090

Increase in net assets from operations		62,868	102,095

Distributions to Shareholders

Distributions from net investment income		(30,992)	(67,005)
Distributions from net realized gains	+	—	(38,038)

Total distributions		(30,992)	(105,043)

Transactions in Fund Shares*

Shares sold		885,293,758	1,664,249,661
Shares reinvested		27,412	102,913
Shares redeemed	+	(944,233,296)	(1,750,284,719)

Net transactions in fund shares		(58,912,126)	(85,932,145)

Net Assets

Beginning of period		634,604,942	720,540,035
Total decrease	+	(58,880,250)	(85,935,093)

End of period		$575,724,692	$634,604,942

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

36 See financial notes

Schwab Pennsylvania Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.04		0.19		1.74	3.06	2.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.37	[3,4]	0.36	[4]	0.59	[4,5]	0.65	0.65	0.65
Gross operating expenses	0.74	[3]	0.74		0.76		0.75	0.77	0.89
Net investment income (loss)	0.01	[3]	0.01		0.20		1.71	3.00	2.81
Net assets, end of period ($ x 1,000,000)	458		465		529		631	525	412

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 37

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

25.1%	Fixed-Rate Securities	114,941,277	114,941,277
74.4%	Variable-Rate Securities	340,533,609	340,533,609

99.5%	Total Investments	455,474,886	455,474,886
0.5%	Other Assets and Liabilities, Net		2,066,197

100.0%	Net Assets		457,541,083

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 25.1% of net assets

Pennsylvania 25.1%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2008A		5.00%		09/01/11	13,265,000	13,367,343

RB (Univ of Pittsburgh Medical Center) Series 2010A		4.00%		05/15/12	505,000	520,731

Allegheny Cnty IDA
RB (St. Joseph HS) Series 2009	a	0.60%		12/01/11	6,000,000	6,000,000

Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009	a,b,c	0.40%		02/23/12	5,000,000	5,000,000

Pennsylvania
GO Bonds First Series 2003		5.00%		01/01/12	600,000	613,478

GO Bonds First Series 2004		5.25%		02/01/12	250,000	257,156

GO Bonds First Series 2006		5.00%		10/01/11	925,000	935,736

GO Bonds Fourth Series 2004		5.00%		07/01/12	125,000	130,542

GO Bonds Second Series 2005		5.25%		01/01/12	300,000	307,362

GO Bonds Second Series 2007A		5.00%		08/01/11	335,000	336,283

GO Refunding Bonds First Series 2008		5.00%		08/01/11	750,000	752,891

Pennsylvania Economic Development Financing Auth
Refunding RB (Aqua Pennsylvania) Series 2010A	a,b,c	0.48%		08/18/11	7,500,000	7,500,000

Pennsylvania HFA
S/F Mortgage RB Series 2007-97B		3.70%		10/01/11	1,335,000	1,345,960

S/F Mortgage RB Series 2010-111		0.45%		09/22/11	6,000,000	6,000,000

Pennsylvania Higher Educational Facilities Auth
RB (Bryn Mawr College) Series 2009		0.43%		02/02/12	5,000,000	5,000,000

RB (Robert Morris College) Series 2000F2	a	0.60%		05/01/12	2,400,000	2,400,000

RB (Univ of Pittsburgh Medical Center) Series 2010E		3.50%		05/15/12	1,445,000	1,482,846

Pennsylvania Infrastructure Investment Auth
CP Revenue Notes Series 2010A	a	0.30%		07/12/11	5,000,000	5,000,000

38 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Philadelphia
Water & Wastewater Refunding RB Series 2007B	a,b,c	0.43%		07/21/11	13,715,000	13,715,000

Pittsburgh Water & Sewer Auth
Sub Refunding RB Series 2008C1A	a	0.45%		09/01/11	2,500,000	2,500,000

Sub Refunding RB Series 2008C1B	a	0.45%		09/01/11	5,000,000	5,000,000

Sayre Health Care Facilities Auth
RB (Guthrie Health) Series 2002A	a	5.75%		12/01/11	2,185,000	2,254,949

Univ of Pittsburgh
Univ Capital Project & Refunding Bonds Series 2005C		0.28%		07/13/11	10,000,000	10,000,000

Univ Capital Project & Refunding Bonds Series 2007B		0.26%		08/03/11	4,866,000	4,866,000

Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2001B	a	0.47%		07/01/11	3,500,000	3,500,000

Hospital RB (Washington Hospital) Series 2001B	a	0.70%		07/01/11	6,100,000	6,100,000

Hospital RB (Washington Hospital) Series 2007A	a	0.70%		07/01/11	3,115,000	3,115,000

Westmoreland Cnty IDA
IDRB (White Consolidated Industries) Series 1982	a	0.44%		12/01/11	6,940,000	6,940,000

Total Fixed-Rate Securities
(Cost $114,941,277)						114,941,277

Variable-Rate Securities 74.4% of net assets

Pennsylvania 63.8%
Adams Cnty IDA
RB (Brethren Home Community) Series 2007	a	0.11%		07/07/11	6,815,000	6,815,000

Beaver Cnty IDA
Pollution Control Refunding RB (PA Electric Co) Series 2005B	a	0.03%		07/01/11	11,800,000	11,800,000

Berks Cnty IDA
Student Housing RB (CHF-Kutztown Servicing UPenn) Series 2007A	a	0.45%		07/07/11	5,425,000	5,425,000

Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a	0.33%		07/07/11	9,410,000	9,410,000

Bucks Cnty IDA
RB (Pennswood Village) Series 2007B	a	0.12%		07/07/11	8,340,000	8,340,000

Butler Cnty General Auth
School RB (Butler Area SD) Series 2007	a,b,c	0.09%		07/07/11	7,770,000	7,770,000

Butler Cnty IDA
RB (Armco) Series 1996A	a	0.14%		07/07/11	6,650,000	6,650,000

RB (Butler Cnty Family YMCA) Series 2005	a	0.13%		07/07/11	4,265,000	4,265,000

Commonwealth Financing Auth
RB Series 2006A	b,c	0.10%		07/07/11	9,850,000	9,850,000

Delaware Cnty Auth
RB (Riddle Village) Series 2006	a	0.33%		07/07/11	8,465,000	8,465,000

Delaware Cnty IDA
Refunding RB (Resource Recovery Facility) Series 1997G		0.09%		07/07/11	4,910,000	4,910,000

Water Facilities RB (Aqua Pennsylvania) Series 2005A	a,b,c	0.14%		07/07/11	315,000	315,000

Emmaus General Auth
Local Government RB (East Penn SD) Series 1989 F19	a	0.11%		07/07/11	1,200,000	1,200,000

Local Government RB (Saucon Valley SD) Series 1989-G19	a	0.11%		07/07/11	1,600,000	1,600,000

Geisinger Auth
RB (Geisinger Health) Series 2011A1	b,c	0.10%		07/07/11	4,795,000	4,795,000

Lancaster Cnty Hospital Auth
Health System Refunding RB (Lancaster General Hospital) Series 2008	a	0.06%		07/01/11	1,205,000	1,205,000

RB (Landis Homes Retirement Community) Series 2002	a	0.16%		07/07/11	4,535,000	4,535,000

See financial notes 39

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Lehigh Cnty General Purpose Auth
Hospital RB (Lehigh Valley Health Network) Series 2008C	a	0.06%		07/01/11	1,280,000	1,280,000

Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2004A	a,b,c	0.15%		07/07/11	5,000,000	5,000,000

Montgomery Cnty IDA
Environmental Facilities RB (Lonza) Series 2000	a	0.20%		07/07/11	7,000,000	7,000,000

Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts) Series 2001A	a	0.09%		07/07/11	5,030,000	5,030,000

North Hampton Cnty
RB (Binney & Smith) Series 1997A	a	0.23%		07/07/11	7,500,000	7,500,000

Owen J. Roberts SD
GO Notes Series 2006	b,c	0.10%		07/07/11	1,375,000	1,375,000

Pennsylvania
GO Bonds Second Series 2007A	b,c	0.12%		07/07/11	6,540,000	6,540,000

Pennsylvania Economic Development Financing Auth
RB (Amtrak) Series 2001B	a	0.12%		07/07/11	8,690,000	8,690,000

RB (Lithographers Real Estate) Series 2008B1	a	0.14%		07/07/11	3,900,000	3,900,000

Pennsylvania Energy Development Auth
RB (B&W Ebensburg) Series 1986	a	0.12%		07/07/11	5,455,000	5,455,000

Pennsylvania HFA
Rental Housing Refunding Bonds Series 2008A	b	0.08%		07/07/11	7,490,000	7,490,000

S/F Mortgage RB Series 2002-74A	b	0.06%		07/07/11	2,000,000	2,000,000

S/F Mortgage RB Series 2002-75A	b	0.06%		07/07/11	9,130,000	9,130,000

S/F Mortgage RB Series 2003-77B	b	0.06%		07/07/11	2,000,000	2,000,000

S/F Mortgage RB Series 2003-79B	b	0.06%		07/07/11	2,000,000	2,000,000

S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A	b,c	0.12%		07/07/11	1,253,609	1,253,609

S/F Mortgage RB Series 2006-99A, 2007-99A&100A	b,c	0.15%		07/07/11	2,985,000	2,985,000

S/F Mortgage RB Series 2007-100A	b,c	0.22%		07/07/11	7,685,000	7,685,000

S/F Mortgage RB Series 2007-99A	b,c	0.13%		07/07/11	4,680,000	4,680,000

S/F Mortgage RB Series 2009-105C	b,c	0.14%		07/07/11	2,000,000	2,000,000

Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Indep Colleges & Univs of PA) Series 2001-I1	a	0.12%		07/07/11	3,550,000	3,550,000

RB (Drexel Univ) Series 2005C	a,b,c	0.10%		07/07/11	4,020,000	4,020,000

Pennsylvania State Turnpike Commission
Sub Special RB Series 2010B1	b,c	0.10%		07/07/11	9,000,000	9,000,000

Turnpike RB Series 2004A	a,b,c	0.10%		07/07/11	2,000,000	2,000,000

Turnpike RB Series 2011C1	a,b,c	0.09%		07/07/11	7,000,000	7,000,000

Philadelphia
Airport RB Series 2007A	a,b,c	0.10%		07/07/11	14,700,000	14,700,000

Airport Refunding RB Series 2007B	a,b,c	0.10%		07/07/11	2,845,000	2,845,000

Water & Wastewater Refunding RB Series 2005B	a	0.06%		07/07/11	1,700,000	1,700,000

Philadelphia Hospital & Higher Educational Facilities Auth
Hospital RB (Children’s Hospital of Philadelphia) Series 2008A	b	0.03%		07/01/11	5,120,000	5,120,000

Hospital RB (Children’s Hospital of Philadelphia) Series 2011B	b	0.03%		07/01/11	5,300,000	5,300,000

Philadelphia IDA
Lease Refunding RB Series 2007B1	a	0.06%		07/07/11	1,490,000	1,490,000

Lease Refunding RB Series 2007B2	a	0.08%		07/07/11	2,000,000	2,000,000

Lease Refunding RB Series 2007B3	a	0.08%		07/07/11	2,000,000	2,000,000

RB (Fox Chase Cancer Center) Series 2007B	a,b,c	0.06%		07/07/11	27,215,000	27,215,000

RB (Philadelphia Protestant Home) Series 2008	a	0.11%		07/07/11	3,430,000	3,430,000

40 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Pittsburgh
Univ Capital Project Bonds Series 2009B	b,c	0.09%		07/07/11	4,135,000	4,135,000

Washington Cnty Hospital Auth
Hospital RB (Monongahela Valley) Series 2011A	a	0.08%		07/07/11	2,540,000	2,540,000

Hospital RB (Monongahela Valley) Series 2011B	a	0.08%		07/07/11	3,390,000	3,390,000

						291,778,609

Puerto Rico 3.3%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c	0.08%		07/07/11	15,255,000	15,255,000

Other Investments 7.3%
BlackRock MuniYield Pennsylvania Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	12,500,000	12,500,000

Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	11,000,000	11,000,000

Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	10,000,000	10,000,000

						33,500,000

Total Variable-Rate Securities
(Cost $340,533,609)						340,533,609

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $455,474,886.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $200,133,609 or 43.7% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 41

 Schwab Pennsylvania Municipal Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$455,474,886
Cash		3,812,331
Receivables:
Investments sold		1,275,000
Interest		521,976

Total assets		461,084,193

Liabilities

Payables:
Investments bought		3,500,000
Shareholder services fees		7,252
Distributions to shareholders		1,916
Accrued expenses	+	33,942

Total liabilities		3,543,110

Net Assets

Total assets		461,084,193
Total liabilities	−	3,543,110

Net assets		$457,541,083

Net Assets by Source
Capital received from investors		457,539,588
Net realized capital gains		1,495

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$457,541,083		457,292,679		$1.00

42 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$862,967

Expenses

Investment adviser and administrator fees		801,054
Shareholder service fees		801,054
Portfolio accounting fees		24,151
Trustees’ fees		16,256
Professional fees		13,055
Shareholder reports		9,288
Registration fees		8,617
Transfer agent fees		7,191
Custodian fees		6,643
Interest expense		85
Other expenses	+	6,413

Total expenses		1,693,807
Expense reduction by CSIM and/or Schwab	−	853,544
Custody credits	−	171

Net expenses	−	840,092

Net investment income		22,875

Realized Gains (Losses)

Net realized gains on investments		1,495

Increase in net assets resulting from operations		$24,370

See financial notes 43

 Schwab Pennsylvania Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$22,875	$47,470
Net realized gains	+	1,495	140,295

Increase in net assets from operations		24,370	187,765

Distributions to Shareholders

Distributions from net investment income		(22,875)	(47,471)
Distributions from net realized gains	+	—	(144,091)

Total distributions		(22,875)	(191,562)

Transactions in Fund Shares*

Shares sold		737,287,252	1,439,039,039
Shares reinvested		18,984	189,638
Shares redeemed	+	(744,972,621)	(1,503,449,502)

Net transactions in fund shares		(7,666,385)	(64,220,825)

Net Assets

Beginning of period		465,205,973	529,430,595
Total decrease	+	(7,664,890)	(64,224,622)

End of period		$457,541,083	$465,205,973

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

44 See financial notes

Schwab Massachusetts AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.06		0.22		1.62	3.04	2.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3,4]	0.32	[4]	0.57	[4,5]	0.64	0.65	0.65
Gross operating expenses	0.74	[3]	0.74		0.77		0.75	0.78	0.90
Net investment income (loss)	0.01	[3]	0.01		0.18		1.59	2.99	2.77
Net assets, end of period ($ x 1,000,000)	437		485		481		523	543	399

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.54% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 45

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

22.8%	Fixed-Rate Securities	99,692,052	99,692,052
74.4%	Variable-Rate Securities	325,145,310	325,145,310

97.2%	Total Investments	424,837,362	424,837,362
2.8%	Other Assets and Liabilities, Net		12,429,615

100.0%	Net Assets		437,266,977

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 22.8% of net assets

Massachusetts 22.8%
Boston Water & Sewer Commission
CP BAN Series A	a	0.35%		07/07/11	10,000,000	10,000,000

CP BAN Series A	a	0.40%		10/07/11	5,000,000	5,000,000

Bourne
GO BAN		1.25%		09/29/11	2,011,255	2,015,351

Burlington
GO BAN		1.00%		07/27/11	6,750,000	6,753,412

Dartmouth
GO BAN		1.50%		02/24/12	2,985,400	3,003,983

Hanover
GO BAN		1.75%		09/15/11	5,000,000	5,014,044

Haverhill
GO BAN		1.25%		09/01/11	7,000,000	7,009,108

Lowell
GO BAN		1.25%		09/16/11	2,600,000	2,603,872

Manchester Essex Regional SD
GO BAN 2010		1.25%		08/19/11	4,000,000	4,004,448

Massachusetts
GO Consolidated Loan Series 2002C		5.50%		11/01/11	650,000	660,666

GO Consolidated Loan Series 2002E		5.50%		01/01/12	1,000,000	1,025,056

GO Consolidated Loan Series 2005B		5.00%		08/01/11	200,000	200,710

GO Consolidated Loan Series 2005C		5.00%		09/01/11	200,000	201,417

GO Refunding Bonds Series 2004A		5.00%		08/01/11	1,000,000	1,003,845

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2009K2		2.75%		01/05/12	8,355,000	8,449,217

RB (Amherst College) Series H		0.43%		07/07/11	4,817,000	4,817,000

RB (Partners HealthCare) Series 2008H1		0.24%		12/07/11	15,300,000	15,300,000

RB (Partners HealthCare) Series 2007G5		4.00%		07/01/11	200,000	200,000

46 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Water Resources Auth
General Refunding RB Series 1998B		5.50%		08/01/11	250,000	251,007

Maynard
GO BAN		1.15%		09/30/11	4,000,000	4,008,209

New Bedford
GO BAN Series A		1.50%		02/10/12	5,000,000	5,021,908

Plymouth
GO BAN		1.50%		05/11/12	4,280,000	4,315,903

Quincy
GO BAN		2.00%		07/29/11	500,000	500,610

Salem
GO State Qualified Loan Bonds 2010		3.00%		09/01/11	1,188,000	1,193,016

Woburn
GO BAN		1.50%		09/23/11	7,121,000	7,139,270

Total Fixed-Rate Securities
(Cost $99,692,052)						99,692,052

Variable-Rate Securities 74.4% of net assets

Massachusetts 73.6%
Boston Industrial Development Financing Auth
IDRB (Fenway Community Health Center) Series 2006B	a	0.15%		07/07/11	8,570,000	8,570,000

Massachusetts
GO Consolidated Loan Series 2002C	b,c	0.09%		07/07/11	5,075,000	5,075,000

GO Consolidated Loan Series 2007	b,c	0.09%		07/07/11	21,150,000	21,150,000

GO Consolidated Loan Series 2007A	b,c	0.17%		07/07/11	5,000,000	5,000,000

GO Consolidated Loan Series 2007C	b,c	0.09%		07/07/11	14,900,000	14,900,000

GO Consolidated Loan Series 2007C	b,c	0.12%		07/07/11	3,900,000	3,900,000

GO Refunding Bonds Series 1998A	b	0.05%		07/07/11	7,000,000	7,000,000

GO Refunding Bonds Series 2010A		0.33%	07/07/11	02/01/12	600,000	600,310

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2004C	b,c	2.25%		07/07/11	1,330,000	1,330,000

Sr Sales Tax Bonds Series 2007A1	b,c	2.25%		07/07/11	8,240,000	8,240,000

Sr Sales Tax Bonds Series 2008A1	b	0.06%		07/07/11	1,000,000	1,000,000

Sr Sales Tax Bonds Series 2010A	d	0.18%		01/26/12	5,815,000	5,815,000

Massachusetts Dept of Transportation
Sub RB Series 2010A5	b	0.03%		07/07/11	6,000,000	6,000,000

Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington) Series 2005B	a	0.18%		07/07/11	3,690,000	3,690,000

RB (Abby Kelley Foster Charter Public School) Series 2008	a	0.10%		07/07/11	5,000,000	5,000,000

RB (Jewish Rehabilitation Centers for Living) Series 2011A	a	0.19%		07/07/11	10,000,000	10,000,000

RB (Jewish Rehabilitation Centers for Living) Series 2011B	a	0.14%		07/07/11	5,000,000	5,000,000

RB (Marine Biological Laboratory) Series 2006	a	0.09%		07/07/11	1,645,000	1,645,000

RB (Masonic Nursing Home) Series 2002A	a	0.14%		07/07/11	7,700,000	7,700,000

RB (Newbury College) Series 2009	a	0.03%		07/07/11	4,660,000	4,660,000

RB (Smith College) Series 2007	b	0.08%		07/07/11	2,000,000	2,000,000

RB (Tabor Academy) Series 2007B	a	0.08%		07/07/11	3,450,000	3,450,000

RB (WGBH Educational Foundation) Series 2008B	a,b,c	0.08%		07/07/11	6,000,000	6,000,000

RB (YMCA of Greater Worcester) Series 2006	a	0.07%		07/07/11	4,975,000	4,975,000

Refunding RB (Wentworth Institute of Technology) Series 2007A	a	0.09%		07/07/11	4,300,000	4,300,000

See financial notes 47

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2005I		0.03%		07/07/11	8,000,000	8,000,000

RB (Capital Asset Program) Series M2	a	0.08%		07/07/11	4,595,000	4,595,000

RB (Children’s Hospital) Series 2010N2	a	0.04%		07/07/11	2,400,000	2,400,000

RB (Dana-Farber Cancer Institute) Series 2008L1	a	0.07%		07/07/11	4,200,000	4,200,000

RB (Harvard Univ) Series R		0.02%		07/01/11	4,845,000	4,845,000

RB (Hebrew Rehabilitation Center) Series 2007D	a	0.11%		07/07/11	1,830,000	1,830,000

RB (Hillcrest Extended Care Services) Series A	a	0.12%		07/07/11	2,900,000	2,900,000

RB (MIT) Series 2008N	b,c	0.09%		07/07/11	2,000,000	2,000,000

RB (Museum of Fine Arts) Series 2007A1	b	0.06%		07/01/11	5,900,000	5,900,000

RB (Museum of Fine Arts) Series 2007A2	b	0.05%		07/01/11	9,200,000	9,200,000

RB (Partners HealthCare) Series 2010J1	b,c	0.09%		07/07/11	6,000,000	6,000,000

RB (Stonehill College) Series 2008K	a	0.04%		07/01/11	1,965,000	1,965,000

RB (Tufts Univ) Series 2008N1	b	0.03%		07/01/11	2,600,000	2,600,000

RB (Worcester Campus - UMass) Series 2005D	a,b,c	0.09%		07/07/11	12,895,000	12,895,000

RB (Worcester Campus - UMass) Series 2007E&F	a,b,c	0.08%		07/07/11	16,380,000	16,380,000

Massachusetts Port Auth
RB Series 2005A	a,b,c	0.08%		07/07/11	6,765,000	6,765,000

Massachusetts School Building Auth
GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.09%		07/07/11	16,775,000	16,775,000

GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.09%		07/07/11	10,670,000	10,670,000

GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.10%		07/07/11	1,315,000	1,315,000

Massachusetts State College Building Auth
Project & Refunding RB Series 2003B	a,b,c	0.08%		07/07/11	6,980,000	6,980,000

Massachusetts Turnpike Auth
Western Turnpike RB Series 1997A	a,b,c	0.09%		07/07/11	2,000,000	2,000,000

Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006	b,c	0.10%		07/07/11	7,600,000	7,600,000

State Revolving Fund Bonds Series 14	b,c	0.10%		07/07/11	6,665,000	6,665,000

Massachusetts Water Resources Auth
General RB Series 2002B	b,c	0.09%		07/07/11	2,500,000	2,500,000

General RB Series 2002J	b,c	0.10%		07/07/11	1,400,000	1,400,000

General Refunding RB Series 2007B	b,c	0.12%		07/07/11	5,330,000	5,330,000

Sub General Revenue Refunding Bonds Series 2008A2	b	0.05%		07/07/11	4,400,000	4,400,000

Metropolitan Boston Transit Parking Corp
Sr Lien Parking RB Series 2011	a,b,c	0.10%		07/07/11	3,000,000	3,000,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-1	b	0.05%		07/07/11	4,385,000	4,385,000

Refunding RB Sr Series 2011-2	d	0.18%		01/26/12	9,150,000	9,150,000

						321,645,310

Puerto Rico 0.8%
Puerto Rico Industrial, Medical & Environmental Control Facility Financing Auth
Higher Education RB (Ana G. Mendez Univ) Series 1998	a	0.09%		07/07/11	3,500,000	3,500,000

Total Variable-Rate Securities
(Cost $325,145,310)						325,145,310

End of Investments.

48 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

At 06/30/11, the tax basis cost of the fund’s investments was $424,837,362

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $173,870,000 or 39.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $14,965,000 or 3.4% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 49

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$424,837,362
Cash		10,683,208
Receivables:
Investments sold		1,070,000
Interest		698,051
Prepaid expenses	+	601

Total assets		437,289,222

Liabilities

Payables:
Shareholder services fees		7,107
Distributions to shareholders		1,811
Accrued expenses	+	13,327

Total liabilities		22,245

Net Assets

Total assets		437,289,222
Total liabilities	−	22,245

Net assets		$437,266,977

Net Assets by Source
Capital received from investors		436,990,994
Net realized capital gains		275,983

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$437,266,977		436,573,466		$1.00

50 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$771,234

Expenses

Investment adviser and administrator fees		812,516
Shareholder service fees		812,516
Portfolio accounting fees		24,987
Trustees’ fees		16,262
Professional fees		13,087
Registration fees		8,487
Transfer agent fees		7,251
Shareholder reports		6,865
Custodian fees		6,638
Interest expense		242
Other expenses	+	6,329

Total expenses		1,715,180
Expense reduction by CSIM and/or Schwab	−	966,442
Custody credits	−	694

Net expenses	−	748,044

Net investment income		23,190

Realized Gains (Losses)

Net realized gains on investments		275,983

Increase in net assets resulting from operations		$299,173

See financial notes 51

 Schwab Massachusetts AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$23,190	$46,825
Net realized gains	+	275,983	259,303

Increase in net assets from operations		299,173	306,128

Distributions to Shareholders

Distributions from net investment income		(23,190)	(46,825)
Distributions from net realized gains	+	—	(261,318)

Total distributions		(23,190)	(308,143)

Transactions in Fund Shares*

Shares sold		724,887,466	1,568,364,549
Shares reinvested		19,914	306,518
Shares redeemed	+	(772,523,494)	(1,565,288,865)

Net transactions in fund shares		(47,616,114)	3,382,202

Net Assets

Beginning of period		484,607,108	481,226,921
Total increase or decrease	+	(47,340,131)	3,380,187

End of period		$437,266,977	$484,607,108

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

52 See financial notes

 Schwab Municipal Money Funds

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab New York AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund each offer one share class: Sweep Shares.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most

 53

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

54

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, the negative perceptions of the ability of an issuer, guarantor or liquidity provider to make such payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or

 55

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancement provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain state constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

56

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares*	0.22%	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Sweep Shares	0.65%	0.65%	0.65%	0.65%
Value Advantage Shares*	0.45%	n/a	n/a	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily assets.

 57

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab New York AMT Tax-Free Money Fund
Sweep Shares	$2,246,758	$4,886,210	$2,473,565	$9,606,533
Value Advantage Shares	272,392	785,362	286,494	1,344,248
Schwab New Jersey AMT Tax-Free Money Fund	922,552	2,100,964	1,044,313	4,067,829
Schwab Pennsylvania Municipal Money Fund	500,907	1,357,923	636,049	2,494,879
Schwab Massachusetts AMT Tax-Free Money Fund	564,970	1,502,176	748,855	2,816,001

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab New York AMT Tax-Free Money Fund	$337,050,863
Schwab New Jersey AMT Tax-Free Money Fund	167,065,000
Schwab Pennsylvania Municipal Money Fund	179,995,000
Schwab Massachusetts AMT Tax-Free Money Fund	52,238,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the funds. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit

58

 Schwab Municipal Money Funds

Financial Notes, unaudited (continued)

7. Borrowing from Banks (continued):

of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the funds had no capital losses deferred and capital losses utilized.

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab New York AMT Tax-Free Money Fund, Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

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compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

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 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as

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airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

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Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR25720-09

Semiannual report dated June 30, 2011 enclosed.

Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

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Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

Semiannual Report
June 30, 2011

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 3

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 5

Schwab Municipal Money Fund™

Schwab Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal income tax.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. In addition, at the end of the reporting period, the fund held 10.7% of its net assets in Variable Rate Demand Preferred Shares issued by close-end municipal bond funds. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	78.8%
16-30 Days	2.5%
31-60 Days	3.4%
61-90 Days	4.0%
91-120 Days	3.8%
More than 120 Days	7.5%

 Statistics

Weighted Average Maturity[2]	28 Days
Credit Quality of Holdings[3] % of portfolio	99.9% Tier 1
Credit-Enhanced Securities % of portfolio	61%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	36.3%
Variable Rate Demand Obligations	46.0%
Commercial Paper	8.6%
Fixed Rate Notes	8.5%
Other	0.6%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	12.4%
Florida	7.9%
California	7.5%
Illinois	5.2%
New York	5.1%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab Municipal Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Municipal Money Fund
		Value
	Sweep	Advantage	Select	Institutional
	Shares	Shares®	Shares®	Shares

Ticker Symbol	SWXXX	SWTXX	SWLXX	SWOXX
Minimum Initial Investment[1]	**	$25,000[2]	$1,000,000	$3,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.08%	-0.10%	-0.20%	-0.30%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver (if any), each class’ yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver, if any. The voluntary expense waiver added 0.35%, 0.21%, 0.11% and 0.004% to the seven-day yields of the Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Municipal Money Fundtm 7

Schwab AMT Tax-Free Money Fund™

Schwab AMT Tax-Free Money Fund (the Fund) seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	76.8%
16-30 Days	2.8%
31-60 Days	3.3%
61-90 Days	3.5%
91-120 Days	2.6%
More than 120 Days	11.0%

 Statistics

Weighted Average Maturity[2]	35 Days
Credit Quality of Holdings[3] % of portfolio	99.6% Tier 1
Credit-Enhanced Securities % of portfolio	58%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	41.1%
Variable Rate Demand Obligations	35.9%
Commercial Paper	9.8%
Fixed Rate Notes	11.0%
Other	2.2%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Illinois	10.9%
Texas	10.6%
California	10.2%
New York	8.7%
Florida	7.5%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab AMT Tax-Free
	Money Fund
		Value
	Sweep	Advantage
	Shares	Shares®

Ticker Symbol	SWFXX	SWWXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.07%	-0.11%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, each class’ yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.33% and 0.16% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab AMT Tax-Free Money Fundtm 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab Municipal Money Fundtm
Sweep Shares
Actual Return	0.34%	$1,000	$1,000.10	$1.69
Hypothetical 5% Return	0.34%	$1,000	$1,023.11	$1.71
Value Advantage Shares®
Actual Return	0.34%	$1,000	$1,000.10	$1.69
Hypothetical 5% Return	0.34%	$1,000	$1,023.11	$1.71
Select Shares®
Actual Return	0.34%	$1,000	$1,000.10	$1.69
Hypothetical 5% Return	0.34%	$1,000	$1,023.11	$1.71
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.60	$1.19
Hypothetical 5% Return	0.24%	$1,000	$1,023.60	$1.20

Schwab AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.35%	$1,000	$1,000.10	$1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76
Value Advantage Shares®
Actual Return	0.35%	$1,000	$1,000.10	$1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	$1.76

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Schwab Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.19		1.85	3.12	2.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3,4]	0.35	[4]	0.54	[4,5]	0.60	0.59	0.64
Gross operating expenses	0.68	[3]	0.68		0.70		0.69	0.68	0.81
Net investment income (loss)	0.01	[3]	0.01		0.18		1.81	3.07	2.79
Net assets, end of period ($ x 1,000,000)	9,902		9,857		10,303		10,856	8,491	7,230

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Value Advantage Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.27		2.00	3.27	3.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3,4]	0.34	[4]	0.46	[4,5]	0.45	0.45	0.45
Gross operating expenses	0.55	[3]	0.55		0.57		0.56	0.55	0.58
Net investment income (loss)	0.01	[3]	0.01		0.29		1.96	3.22	2.98
Net assets, end of period ($ x 1,000,000)	1,006		1,205		1,954		3,219	2,786	2,798

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 11

 Schwab Municipal Money Fund

Financial Highlights continued

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Select Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.36		2.10	3.37	3.13

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3,4]	0.34	[4]	0.37	[4,5]	0.35	0.35	0.35
Gross operating expenses	0.55	[3]	0.55		0.57		0.56	0.55	0.58
Net investment income (loss)	0.02	[3]	0.01		0.35		2.05	3.31	3.10
Net asset, end of period ($ x 1,000,000)	605		712		1,389		1,700	1,428	1,244

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Institutional Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.06	[2]	0.13		0.46		2.21	3.48	3.25

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[3,4]	0.24	[4]	0.27	[4,5]	0.25 [6]	0.24	0.24
Gross operating expenses	0.55	[3]	0.55		0.57		0.56	0.55	0.58
Net investment income (loss)	0.11	[3]	0.12		0.47		2.15	3.41	3.21
Net assets, end of period ($ x 1,000,000)	2,463		2,833		3,750		4,811	3,840	2,494

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.35% for Select Shares and 0.24% for Institutional Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money market Funds) had not been incurred.
6 The ratio of net operating expenses would have been 0.24%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

12 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

24.5%	Fixed-Rate Securities	3,424,972,670	3,424,972,670
75.2%	Variable-Rate Securities	10,506,894,668	10,506,894,668

99.7%	Total Investments	13,931,867,338	13,931,867,338
0.3%	Other Assets and Liabilities, Net		44,036,917

100.0%	Net Assets		13,975,904,255

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 24.5% of net assets

Alaska 0.3%
Alaska Housing Finance Corp
State Capital Bonds Series 2006A	a,b,c	0.40%		07/14/11	27,315,000	27,315,000

State Capital Bonds Series 2006A	b,c	0.43%		11/03/11	10,400,000	10,400,000

Anchorage
GO School Refunding Bonds Series 2001B		5.50%		07/01/11	8,885,000	8,885,000

						46,600,000

Arizona 0.5%
Arizona Board of Regents
RB (Arizona State Univ) Series 2007A	a,b,c	0.40%		07/20/11	10,255,000	10,255,000

Phoenix Civic Improvement Corp
Wastewater System Revenue BAN Series 2009	a	0.36%		07/08/11	15,000,000	15,000,000

Wastewater System Revenue BAN Series 2009	a	0.16%		07/18/11	25,000,000	25,000,000

Pima Cnty
GO Bonds Series 2007	b,c	0.43%		11/03/11	11,035,000	11,035,000

Pima Cnty IDA
Pollution Control RB (Tucson Electric) Series 2009A	a,b,c	0.40%		09/29/11	9,995,000	9,995,000

						71,285,000

Arkansas 0.1%
Univ of Arkansas
Facilities RB (UAMS Campus) Series 2006	a,b,c	0.40%		09/08/11	14,355,000	14,355,000

California 4.7%
California
GO CP Notes	a	1.25%		07/05/11	53,490,000	53,490,000

GO CP Notes	a	1.15%		07/06/11	53,000,000	53,000,000

GO CP Notes	a	1.25%		07/06/11	4,905,000	4,905,000

See financial notes 13

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO CP Notes	a	1.25%		07/07/11	34,575,000	34,575,000

GO Refunding Bonds	a,b,c	0.43%		08/04/11	50,000	50,000

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.39%		10/06/11	3,000,000	3,000,000

RB (Kaiser Permanente) Series 2006E		0.39%		11/08/11	29,000,000	29,000,000

California School Cash Reserve Program Auth
Bonds 2011-2012 Series E	e	2.00%		06/01/12	10,000,000	10,150,700

California Statewide Communities Development Auth
RB (Cottage Health) Series 2010	a,b,c	0.43%		07/21/11	10,865,000	10,865,000

RB (Kaiser Permanente) Series 2004E		0.39%		08/09/11	12,000,000	12,000,000

RB (Kaiser Permanente) Series 2004E		0.35%		03/09/12	26,200,000	26,200,000

RB (Kaiser Permanente) Series 2004K		0.35%		07/20/11	3,000,000	3,000,000

RB (Kaiser Permanente) Series 2004K		0.35%		09/07/11	20,400,000	20,400,000

RB (Kaiser Permanente) Series 2006D		0.39%		11/03/11	10,000,000	10,000,000

RB (Kaiser Permanente) Series 2008B		0.40%		10/05/11	36,500,000	36,500,000

RB (Kaiser Permanente) Series 2008B		0.38%		11/15/11	5,500,000	5,500,000

RB (Kaiser Permanente) Series 2008C		0.38%		01/05/12	27,805,000	27,805,000

RB (Kaiser Permanente) Series 2009B2		0.37%		09/01/11	35,000,000	35,000,000

RB (Kaiser Permanente) Series 2009B3		0.33%		07/15/11	23,500,000	23,500,000

RB (Kaiser Permanente) Series 2009B5		0.39%		11/15/11	27,000,000	27,000,000

RB (Kaiser Permanente) Series 2009B6		0.37%		07/18/11	27,000,000	27,000,000

RB (Kaiser Permanente) Series 2009E2		0.48%		06/01/12	19,500,000	19,500,000

Hartnell Community College District
GO Bonds Series D	a,b,c	0.38%		09/15/11	8,880,000	8,880,000

Long Beach Community College District
GO Bonds Series 2007D	a,b,c	0.40%		09/08/11	25,200,000	25,200,000

Los Angeles
GO Bonds Series 2009A		2.50%		09/01/11	8,250,000	8,279,746

Los Angeles Cnty
2011-2012 TRAN Series A	e	2.50%		02/29/12	8,000,000	8,115,040

2011-2012 TRAN Series B	e	2.50%		03/30/12	20,000,000	20,321,800

2011-2012 TRAN Series C	e	2.50%		06/29/12	13,500,000	13,780,800

Los Angeles Harbor Dept
CP Notes Series AB&C	b	0.33%		08/04/11	18,000,000	18,000,000

Los Angeles Municipal Improvement Corp
Lease RB Series 2006A	a,b,c	0.43%		08/11/11	19,480,000	19,480,000

Port of Oakland
CP Series A&B	a	0.30%		08/04/11	7,133,000	7,133,000

Sonoma Cnty
TRAN 2010-2011		2.00%		10/27/11	35,000,000	35,183,694

Victor Valley Community College District
GO Bonds Series 2009C	b,c	0.43%		07/28/11	20,575,000	20,575,000

						657,389,780

Colorado 0.2%
Colorado Health Facilities Auth
Hospital RB (PorterCare Adventist Health System) Series 2001	a	6.63%		11/15/11	5,250,000	5,423,792

RB (Catholic Health Initiatives) Series 2008C8		4.10%		11/10/11	5,400,000	5,470,651

Colorado Springs
Hospital (Memorial Health) Refunding RB Series 2009	a,b,c	0.40%		02/23/12	6,843,000	6,843,000

14 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Dawson Ridge Metropolitan District No.1
Limited Tax Refunding Bonds Series 1992A	a,b,c	0.43%		08/04/11	8,660,000	8,660,000

Denver Health & Hospital Auth
Healthcare RB Series 2001A	a	6.00%		12/01/11	4,730,000	4,838,763

						31,236,206

Connecticut 0.1%
Connecticut HFA
Housing Mortgage Finance Program Bonds Series 2010G		0.45%		11/15/11	12,000,000	12,000,000

District of Columbia 1.1%
District of Columbia
GO TRAN Fiscal 2011		2.00%		09/30/11	105,000,000	105,425,198

RB (National Academy of Sciences) Series 2008A	a	0.19%		08/03/11	11,000,000	11,000,000

Metropolitan Washington Airports Auth
Airport System Refunding RB Series 2004D		5.00%		10/01/11	4,410,000	4,457,850

Airport System Refunding RB Series 2010B		5.00%		10/01/11	1,775,000	1,794,319

Airport System Revenue CP Series One A1-2&B	a	0.21%		09/14/11	20,000,000	20,000,000

Airport System Revenue CP Series One A1-2&B	a	0.19%		09/22/11	15,000,000	15,000,000

						157,677,367

Florida 2.4%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands HealthCare) Series 2008A	a	0.19%		08/03/11	25,000,000	25,000,000

Florida Dept of Transportation
Turnpike RB Series 2006A	b,c	0.43%		07/21/11	7,110,000	7,110,000

Florida Local Government Finance Commission
CP Notes Series A1&B1	a	0.16%		07/06/11	2,000,000	2,000,000

CP Notes Series A1&B1	a	0.17%		08/04/11	6,593,000	6,593,000

CP Notes Series A1&B1	a	0.19%		08/04/11	4,000,000	4,000,000

Pooled CP Series 1994A	a	0.32%		07/14/11	4,260,000	4,260,000

Greater Orlando Aviation Auth
Airport Facilities Refunding RB Series 2008A		5.00%		10/01/11	20,000,000	20,216,270

Airport Facilities Refunding RB Series 2010B		3.00%		10/01/11	7,940,000	7,986,161

Hillsborough Cnty School Board
Sales Tax Refunding RB Series 2007	a,b,c	0.43%		08/04/11	11,025,000	11,025,000

Lakeland
Energy System Refunding RB Series 2010	a,b,c	0.38%		10/20/11	13,435,000	13,435,000

Miami-Dade Cnty
Sub Special Obligation Bonds Series 2009	a,b,c	0.36%		11/10/11	22,735,000	22,735,000

Miami-Dade Cnty School Board
COP Series 2006A&B	a,b,c	0.40%		07/14/11	27,920,000	27,920,000

Orlando Utilities Commission
Utility System RB Series 2007		5.00%		10/01/11	9,730,000	9,841,198

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.40%		09/08/11	28,485,000	28,485,000

Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2010	a	1.00%		01/12/12	142,000,000	142,437,211

						333,043,840

See financial notes 15

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Georgia 0.4%
Atlanta
Airport General Refunding RB Series 2010C		2.00%		01/01/12	13,000,000	13,089,732

Coweta Cnty Development Auth
RB (Piedmont Healthcare) Series 2010	a,b,c	0.38%		10/27/11	14,885,000	14,885,000

DeKalb Private Hospital Auth
Revenue Anticipation Certificates (Children’s Healthcare of Atlanta) Series 2009	b,c	0.40%		02/23/12	12,395,000	12,395,000

Private Colleges & Universities Auth
RB (Mercer Univ) Series 2001	a	5.75%		10/01/11	9,785,000	10,110,559

						50,480,291

Hawaii 0.2%
Hawaii
Harbor System RB Series 2010A	a,b,c	0.40%		09/15/11	14,620,000	14,620,000

Univ of Hawaii
RB Series 2006A	a,b,c	0.43%		11/03/11	14,420,000	14,420,000

						29,040,000

Idaho 0.2%
Lemhi Cnty Industrial Development Corp
RB (Formation Capital) Series 2010		0.60%		07/05/11	35,100,000	35,100,000

Illinois 0.3%
Illinois Finance Auth
RB (Central DuPage Health) Series 2009B	b,c	0.38%		07/28/11	19,340,000	19,340,000

Illinois Regional Transportation Auth
GO Bonds Series 2002A	a,b,c	0.40%		09/22/11	9,350,000	9,350,000

Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005	a,b,c	0.43%		08/04/11	15,315,000	15,315,000

						44,005,000

Indiana 0.9%
Indiana Finance Auth
Health System Refunding RB (Sisters of St. Francis Health Services) Series 2008C	b,c	0.43%		07/28/11	14,705,000	14,705,000

Refunding & RB (Trinity Health) Series 2009A	b,c	0.38%		07/28/11	24,090,000	24,090,000

Indiana Health Facility Financing Auth
Hospital RB (Community Foundation of Northwest Indiana) Series 2001A	a	6.38%		08/01/11	26,000,000	26,390,164

RB (Ascension Health) Series 2001A1		3.63%		08/01/11	4,000,000	4,010,795

RB (Ascension Health) Series 2001A2		3.75%		02/01/12	5,000,000	5,092,114

Sub RB (Ascension Health) Series 2005A10		5.00%		11/01/11	7,350,000	7,461,359

Sub RB (Ascension Health) Series 2005A3		5.00%		07/01/11	2,400,000	2,400,000

Indianapolis Local Public Improvement Bond Bank
Waterworks Project Bonds Series 2009A	a,b,c	0.36%		11/10/11	14,545,000	14,545,000

Middlebury Schools Building Corp
First Mortgage Bonds Series 2006A	a,b,c	0.40%		07/20/11	10,165,000	10,165,000

Whiting
Environmental Facilities RB (BP Products North America) Series 2005	a,b,c	0.38%		10/13/11	16,385,000	16,385,000

						125,244,432

16 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Kentucky 0.4%
Kentucky Higher Ed Student Loan Corp
Student Loan RB Series 2010-1A2	a,b,c	0.40%		09/15/11	29,995,000	29,995,000

Lexington-Fayette Urban Cnty Government
GO BAN (Eastern State Hospital) Series 2010E		2.00%		08/01/11	25,000,000	25,032,933

Residential Facilities Refunding RB (Richmond Place Assoc) Series 1987	a	0.70%		04/01/12	8,010,000	8,010,000

						63,037,933

Louisiana 0.3%
Louisiana State Univ & Agricultural & Mechanical College
Auxiliary RB Series 2006	a,b,c	0.40%		07/20/11	27,355,000	27,355,000

Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB Series 1984B	a	1.28%		03/15/12	16,400,000	16,400,000

						43,755,000

Maryland 0.5%
Maryland Community Development Administration
Housing RB Series 2006D&2007B	b,c	0.47%		07/07/11	9,050,000	9,050,000

Residential RB Series 2006L		4.10%		09/01/11	1,380,000	1,388,098

Residential RB Series 2006P		3.95%		09/01/11	1,380,000	1,387,747

Maryland Health & Higher Educational Facilities Auth
CP Revenue Notes (John Hopkins Health) Series E	a	0.18%		08/03/11	21,500,000	21,500,000

CP Revenue Notes (John Hopkins Health) Series F	a	0.25%		08/10/11	20,000,000	20,000,000

Mortgage RB (Western Maryland Health) Series 2006A	a,b,c	0.40%		09/08/11	14,055,000	14,055,000

						67,380,845

Massachusetts 0.5%
Beverly
GO BAN		1.50%		10/21/11	15,000,000	15,047,178

Boston Water & Sewer Commission
CP BAN Series A	a	0.40%		10/07/11	5,000,000	5,000,000

Bourne
GO BAN		1.25%		09/29/11	5,000,000	5,010,183

Hanover
GO BAN		1.75%		09/15/11	14,340,000	14,380,279

Massachusetts Health & Educational Facilities Auth
RB (Partners HealthCare) Series 2008H1		0.24%		12/07/11	4,700,000	4,700,000

Massachusetts HFA
Housing Bonds Series 2010C		1.70%		12/01/11	350,000	351,896

Massachusetts Water Resources Auth
General RB Series 2007A	b,c	0.35%		11/17/11	19,075,000	19,075,000

Woburn
GO BAN		1.50%		09/23/11	7,000,000	7,017,960

						70,582,496

Michigan 0.4%
Michigan Finance Auth
State Aid Revenue Notes Series 2010D2	a	2.00%		08/22/11	35,000,000	35,079,544

State Aid Revenue Notes Series 2010D3	a	2.00%		08/22/11	18,000,000	18,040,909

						53,120,453

See financial notes 17

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Minnesota 0.3%
Minnesota HFA
Rental Housing Bonds Series 2006B, 2006C1&2007A1	b,c	0.43%		11/03/11	10,590,000	10,590,000

Western Minnesota Municipal Power Agency
Power Supply RB Series 2006A	a,b,c	0.40%		07/14/11	27,345,000	27,345,000

						37,935,000

Mississippi 0.2%
Mississippi Development Bank
Revenue Notes (Dept of Transportation) Series A	a	0.45%		12/14/11	35,000,000	35,000,000

Missouri 0.1%
St. Louis
General Revenue Fund TRAN Series 2011	e	2.00%		06/29/12	10,000,000	10,157,800

Nebraska 0.1%
Omaha Public Power District
Electric System RB Series 2006A	b,c	0.35%		07/14/11	10,040,000	10,040,000

Nevada 0.6%
Clark Cnty
Limited Tax GO Bond Bank Bonds Series 2006	b,c	0.43%		11/03/11	17,180,000	17,180,000

Passenger Facility Charge RB (Las Vegas Airport) Series 2007A2	a,b,c	0.40%		10/20/11	45,540,000	45,540,000

Las Vegas Valley Water District
GO Limited Tax Water CP Series 2004B	b	0.18%		08/03/11	19,500,000	19,500,000

Truckee Meadows Water Auth
Water Revenue CP Series 2006B	a	0.20%		09/07/11	7,000,000	7,000,000

						89,220,000

New Jersey 0.5%
East Brunswick
BAN		2.00%		04/13/12	8,225,000	8,302,981

Monroe Township
BAN		2.00%		02/07/12	9,150,000	9,210,387

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2005A		5.25%		12/15/11	165,000	168,217

Transportation System Bonds Series 2006C	a,b,c	0.43%		08/04/11	330,000	330,000

Transportation System Bonds Series 2009A	a,b,c	0.36%		11/10/11	5,280,000	5,280,000

Readington Township
BAN		1.50%		02/02/12	17,100,000	17,198,563

Union Cnty
BAN		2.00%		07/01/11	30,000,000	30,000,000

						70,490,148

New Mexico 0.3%
New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-1A3	a,b,c	0.43%		08/25/11	17,710,000	17,710,000

Education Loan Bonds Series 2010-2A2	a,b,c	0.43%		09/15/11	29,995,000	29,995,000

						47,705,000

18 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

New York 1.3%
Brookhaven
BAN 2010		1.25%		09/28/11	20,000,000	20,034,501

New York City
GO Bonds Fiscal 2008 Series A1		5.00%		08/01/11	500,000	501,904

New York City Municipal Water Finance Auth
Extendible CP Notes Series 7		0.34%	07/27/11	01/28/12	10,000,000	10,000,000

Extendible CP Notes Series 8		0.23%	09/07/11	03/06/12	32,510,000	32,510,000

New York Liberty Development Corp
Liberty RB (3 World Trade Center) Series 2010A1	a	0.42%		01/19/12	30,000,000	30,000,000

New York State Power Auth
CP Series 1		0.32%	08/03/11	01/31/12	28,000,000	28,000,000

Niagara Cnty
BAN Series 2011		1.50%		02/07/12	18,400,000	18,499,649

North Syracuse CSD
GO BAN 2010		1.25%		08/19/11	15,985,000	16,001,225

Port Auth of New York & New Jersey
Consolidated Bonds 126th Series		5.50%		11/15/11	5,330,000	5,429,932

CP Series B		0.23%		12/07/11	4,000,000	4,000,000

Tarrytown
BAN Series 2010B		1.50%		11/10/11	14,413,000	14,470,597

						179,447,808

North Carolina 0.1%
Union Cnty
COP Series 2006	a,b,c	0.40%		07/20/11	10,290,000	10,290,000

Ohio 0.4%
Cleveland
Airport System RB Series 2000C	a,b,c	0.40%		07/14/11	31,205,000	31,205,000

Montgomery Cnty
RB (Catholic Health Initiatives) Series 2008C2		4.10%		11/10/11	3,550,000	3,596,594

RB (Catholic Health Initiatives) Series 2009A	b,c	0.36%		11/10/11	20,000,000	20,000,000

						54,801,594

Pennsylvania 0.1%
Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009	a,b,c	0.40%		02/23/12	6,995,000	6,995,000

Univ of Pittsburgh
Univ Capital Project & Refunding Bonds Series 2005C		0.28%		07/13/11	10,000,000	10,000,000

						16,995,000

South Carolina 0.1%
Greenwood Cnty
Hospital Facilities RB (Self Regional Healthcare) Series 2009	a,b,c	0.40%	12/23/11	02/23/12	7,410,000	7,410,000

Texas 4.0%
Austin
Water & Wastewater System Refunding RB Series 2006A	b,c	0.43%		11/03/11	17,031,000	17,031,000

Cypress-Fairbanks ISD
Unlimited Tax GO Bonds Series 2005A	a,b,c	0.43%		11/03/11	14,580,000	14,580,000

See financial notes 19

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Dallas
Waterworks & Sewer System CP Series D	b	0.15%		07/06/11	2,200,000	2,200,000

Dallas Fort Worth International Airport
Joint Revenue Improvement Bonds Series 2010A	a,b,c	0.43%		08/18/11	24,830,000	24,830,000

Garland ISD
Unlimited Tax GO Bonds Series 2004B	a,b	0.25%	07/07/11	08/09/11	20,700,000	20,700,000

Grapevine Industrial Development Corp
Airport RB (Singer Co) Series 1983A	a	0.60%		04/01/12	19,000,000	19,000,000

Harris Cnty
Unlimited Tax Road & Refunding Bonds Series 2006B	b,c	0.38%		10/20/11	13,665,000	13,665,000

Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		0.37%		08/04/11	13,000,000	13,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.40%		10/05/11	20,000,000	20,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.40%		11/03/11	50,000,000	50,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.38%		02/02/12	10,000,000	10,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.30%		08/17/11	5,000,000	5,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.30%		09/06/11	10,000,000	10,000,000

Jefferson Cnty Industrial Development Corp
RB (Jefferson Refinery) Series 2010	a	0.50%		09/29/11	106,000,000	106,000,000

Lower Colorado River Auth
Transmission Contract Refunding RB Series 2009	a,b,c	0.38%		07/28/11	14,620,000	14,620,000

Transmission Contract Revenue CP Notes	a	0.30%		07/12/11	7,500,000	7,500,000

Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A	a,b,c	0.38%		07/28/11	7,495,000	7,495,000

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A4	a,b,c	0.40%		09/15/11	29,995,000	29,995,000

San Antonio
Electric & Gas System CP Series A	b	0.27%		08/12/11	4,500,000	4,500,000

Tax & Revenue Certificates of Obligation Series 2006	b,c	0.43%		07/21/11	43,000	43,000

Water System CP Notes Series A	b	0.16%		07/07/11	17,900,000	17,900,000

Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2010	b,c	0.43%		08/25/11	24,055,000	24,055,000

Texas
TRAN Series 2010	f	2.00%		08/31/11	105,000,000	105,284,634

Univ of Texas
Revenue Financing System CP Series A		0.09%		07/06/11	15,284,000	15,284,000

						552,682,634

Utah 0.4%
Riverton
Hospital RB (IHC Health Services) Series 2009	b,c	0.38%		07/28/11	18,695,000	18,695,000

Utah Transit Auth
Sales Tax RB Series 2008A	b,c	0.43%		07/28/11	39,310,000	39,310,000

						58,005,000

Virginia 0.7%
Norfolk Economic Development Auth
CP Revenue Notes (Sentara Healthcare)		0.14%		07/18/11	50,000,000	50,000,000

CP Revenue Notes (Sentara Healthcare)		0.17%		08/02/11	15,000,000	15,000,000

Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2004C5		3.80%		07/01/11	800,000	800,000

Commonwealth Mortgage Bonds Series 2007A4		3.15%		10/01/11	3,450,000	3,471,088

20 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Commonwealth Mortgage Bonds Series 2007A4		3.50%		04/01/12	3,375,000	3,442,911

Commonwealth Mortgage Bonds Series 2007A5		3.50%		07/01/11	7,700,000	7,700,000

Commonwealth Mortgage Bonds Series 2007A5		3.75%		01/01/12	7,590,000	7,706,226

Homeownership Mortgage Bonds Series 2010B		0.60%		09/01/11	2,900,000	2,900,000

						91,020,225

Washington 0.3%
Port of Seattle
Passenger Facility Charge Refunding RB Series 2010B		1.50%		12/01/11	10,090,000	10,119,818

Port of Tacoma
Sub Lien Revenue Notes CP Series 2002A&B	a	0.30%		10/05/11	27,000,000	27,000,000

						37,119,818

West Virginia 0.1%
West Virginia Hospital Finance Auth
Refunding & RB (Charleston Area Medical Center) Series 2009A	a,b,c	0.40%		09/08/11	15,530,000	15,530,000

Wisconsin 1.4%
Wisconsin
GO CP Notes 2005A	b	0.17%		07/08/11	16,316,000	16,316,000

GO CP Notes 2005A	b	0.17%		08/03/11	4,999,000	4,999,000

GO CP Notes 2006A	b	0.17%		07/07/11	46,537,000	46,537,000

GO CP Notes 2006A	b	0.17%		08/03/11	16,462,000	16,462,000

Transportation RB Series 2007A	a,b,c	0.40%		09/22/11	8,070,000	8,070,000

Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2008A	a	0.42%		09/01/11	10,000,000	10,000,000

RB (Aurora Health Care) Series 2008B	a	0.42%		09/01/11	20,000,000	20,000,000

RB (Aurora Health Care) Series 2010C	a	0.45%		12/02/11	35,000,000	35,000,000

RB (Aurora Health Care) Series 2010C	a	0.45%		12/08/11	38,405,000	38,405,000

						195,789,000

Total Fixed-Rate Securities
(Cost $3,424,972,670)						3,424,972,670

Variable-Rate Securities 75.2% of net assets

Alabama 1.4%
Alabama
GO Bonds Series 2007A	a,b,c	0.12%		07/07/11	12,652,000	12,652,000

Alabama HFA
M/F Housing RB (Chapel Ridge Apts) Series 2005E	a	0.16%		07/07/11	11,000,000	11,000,000

M/F Housing Refunding RB (Hunter Ridge Apts) Series 2005F	a	0.16%		07/07/11	10,550,000	10,550,000

Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006	a	0.10%		07/07/11	20,825,000	20,825,000

Municipal Funding Notes Series 2008A, 2009B&2010A	a	0.10%		07/07/11	4,115,000	4,115,000

Alabama State Univ
General Tuition & Fee RB Series 2006	a,b,c	0.08%		07/07/11	13,515,000	13,515,000

Auburn Univ
General Fee RB Series 2011A	b,c	0.10%		07/07/11	7,200,000	7,200,000

Decatur IDB
Exempt Facilities Refunding RB (Nucor Steel Decatur) Series 2003A		0.11%		07/07/11	15,790,000	15,790,000

See financial notes 21

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Hoover
GO Sewer Warrants Series 2007	a,b,c	0.08%		07/07/11	11,880,000	11,880,000

Jackson IDB
IDRB (Specialty Minerals) Series 1999	a	0.12%		07/07/11	8,200,000	8,200,000

Millport IDA
IDRB (Steel Dust Recycling) Series 2011	a	0.16%		07/07/11	10,000,000	10,000,000

RB (Steel Dust Recycling) Series 2007	a	0.16%		07/07/11	5,875,000	5,875,000

Mobile IDB
Pollution Control Refunding RB (Alabama Power) Series 1993A		0.11%		07/07/11	12,100,000	12,100,000

Montgomery Cnty Public Building Auth
Revenue Warrants Series 2006	a,b,c	0.08%		07/07/11	10,665,000	10,665,000

Montgomery Downtown Redevelopment Auth
RB (Southern Poverty Law Center) Series 2000		0.22%		07/07/11	15,000,000	15,000,000

Tuscaloosa Cnty IDA
RB (Hunt Refining) Series 2008C	a	0.12%		07/07/11	10,000,000	10,000,000

RB (Hunt Refining) Series 2010A	a	0.16%		07/07/11	10,000,000	10,000,000

						189,367,000

Alaska 0.3%
Alaska Housing Finance Corp
Collateralized Bonds First Series 2006A2	b,c	0.21%		07/07/11	5,460,000	5,460,000

General Purpose Housing Bonds Series 2005A	b,c	0.08%		07/07/11	8,400,000	8,400,000

Valdez
Marine Terminal Refunding RB (BP Pipelines) Series 2003B	a,b,c	0.10%		07/07/11	3,200,000	3,200,000

RB (Exxon Pipeline) Series 1985		0.01%		07/01/11	20,000,000	20,000,000

						37,060,000

Arizona 1.2%
Chandler IDA
RB (Intel Corp) Series 2007	a,b,c	0.10%		07/07/11	117,995,000	117,995,000

Maricopa Cnty IDA
M/F Mortgage Refunding RB (San Fernando Apts) Series 2004	a	0.10%		07/07/11	7,750,000	7,750,000

Solid Waste Disposal RB (Michael Pylman Dairy) Series 2005	a	0.19%		07/07/11	6,750,000	6,750,000

Tempe IDA
Sr Living RB (Friendship Village of Tempe) Series 2002C	a	0.33%		07/07/11	27,700,000	27,700,000

Yavapai Cnty IDA
Hospital RB (Northern Arizona Healthcare System) Series 2008B	a	0.40%		07/07/11	7,035,000	7,035,000

Yuma Municipal Property Corp
Utility System Sr Lien RB Series 2007	a,b,c	0.08%		07/07/11	6,930,000	6,930,000

						174,160,000

California 2.8%
ABAG Finance Auth
RB (899 Charleston) Series 2007	a	0.08%		07/01/11	970,000	970,000

RB (Acacia Creek at Union City) Series 2008A	b	0.08%		07/01/11	9,900,000	9,900,000

RB (Jewish Home of San Francisco) Series 2005	a	0.02%		07/01/11	8,700,000	8,700,000

Alameda Cnty IDA
RB (Aitchison Family) Series 1993A	a	0.15%		07/07/11	1,320,000	1,320,000

RB (Golden West Paper Converting Corp) Series 2008A	a	0.18%		07/07/11	3,315,000	3,315,000

RB (Heat & Control) Series 1995A	a	0.16%		07/07/11	3,800,000	3,800,000

Azusa Public Financing Auth
Parity RB (Water System Program) Series 2006	a,b,c	0.08%		07/07/11	5,155,000	5,155,000

22 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
California
Economic Recovery Bonds Series 2004C5	a	0.03%		07/01/11	30,185,000	30,185,000

GO Bonds Series 2004A3	a	0.03%		07/01/11	34,300,000	34,300,000

California Educational Facilities Auth
RB (Univ of Southern California) Series 2009B	b,c	0.09%		07/07/11	510,000	510,000

California Infrastructure & Economic Development Bank
IDRB (Murrietta Circuits) Series 2000A	a	0.16%		07/07/11	2,950,000	2,950,000

RB (Contemporary Jewish Museum) Series 2006	a	0.05%		07/01/11	10,800,000	10,800,000

RB (Orange Cnty Performing Arts Center) Series 2008A	a	0.10%		07/07/11	8,170,000	8,170,000

RB (Sanford Consortium) Series 2010A	b,c	0.09%		07/07/11	4,245,000	4,245,000

Refunding RB (J. Paul Getty Trust)		0.02%		07/01/11	5,100,000	5,100,000

California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996C	a	0.05%		07/01/11	3,600,000	3,600,000

Pollution Control Refunding RB (PG&E) Series 1997B	a	0.08%		07/01/11	2,900,000	2,900,000

Solid Waste Disposal RB (Athens Services) Series 2010	a	0.09%		07/07/11	7,000,000	7,000,000

Solid Waste Disposal RB (Blue Line Transfer) Series 1999A	a	0.18%		07/07/11	5,400,000	5,400,000

Solid Waste Disposal RB (Blue Line Transfer) Series 2001A	a	0.18%		07/07/11	2,185,000	2,185,000

Solid Waste Disposal RB (EDCO Disposal) Series 1996A	a	0.11%		07/07/11	6,600,000	6,600,000

Solid Waste Disposal RB (EDCO Disposal) Series 2004A	a	0.11%		07/07/11	7,000,000	7,000,000

Solid Waste Disposal RB (GreenWaste of Palo Alto) Series 2008B	a	0.18%		07/07/11	8,255,000	8,255,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A	a	0.18%		07/07/11	1,640,000	1,640,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A	a	0.18%		07/07/11	13,555,000	13,555,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2008A	a	0.18%		07/07/11	12,205,000	12,205,000

Solid Waste Disposal RB (MarBorg Industries) Series 2000A	a	0.18%		07/07/11	2,020,000	2,020,000

Solid Waste Disposal RB (MarBorg Industries) Series 2002	a	0.18%		07/07/11	2,735,000	2,735,000

Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A	a	0.18%		07/07/11	2,655,000	2,655,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A	a	0.18%		07/07/11	9,790,000	9,790,000

Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A	a	0.18%		07/07/11	315,000	315,000

Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre) Series 2006A	a	0.10%		07/07/11	5,500,000	5,500,000

Delano
COP (Delano Regional Medical Center)	a	0.20%		07/07/11	13,010,000	13,010,000

East Bay Municipal Utility District
Water System Refunding RB Series 2008A2	b	0.03%		07/07/11	4,840,000	4,840,000

Huntington Park Redevelopment Agency
M/F Housing RB (Casa Rita Apts) Series 1994A	a	0.10%		07/07/11	4,600,000	4,600,000

Imperial Irrigation District
Electric System Refunding RB Series 2011B	a,b,c	0.09%		07/07/11	4,205,000	4,205,000

Irvine Assessment District
Limited Obligation Improvement Bonds (Assessment District No. 03-19) Series A	a	0.04%		07/01/11	2,200,000	2,200,000

Limited Obligation Improvement Bonds (Assessment District No. 03-19) Series B	a	0.04%		07/01/11	1,800,000	1,800,000

Limited Obligation Improvement Bonds (Assessment District No. 05-21) Series A	a	0.04%		07/01/11	2,050,000	2,050,000

Long Beach
RB (Memorial Health Services) Series 1991		0.07%		07/07/11	10,200,000	10,200,000

See financial notes 23

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Cnty Metropolitan Transportation Auth
Second Sr Sales Tax RB Series 2004A	b,c	0.09%		07/07/11	15,540,000	15,540,000

Los Angeles Dept of Water & Power
Power System RB Series 2005A2	b,c	0.09%		07/07/11	1,300,000	1,300,000

Los Angeles USD
GO Refunding Bonds Series 2007A2	b,c	0.09%		07/07/11	20,625,000	20,625,000

Refunding COP Series 2008A	a	0.05%		07/07/11	4,945,000	4,945,000

Monterey Peninsula Water Management District
COP (Wastewater Reclamation) Series 1992	a	0.12%		07/07/11	5,600,000	5,600,000

Oakland-Alameda Cnty Coliseum Auth
Refunding Lease RB (Oakland Coliseum) Series 2000C1	a	0.08%		07/07/11	35,000	35,000

Orange Cnty Sanitation District
Refunding COP Series 2000A	b	0.02%		07/01/11	25,300,000	25,300,000

Pasadena
Refunding COP Series 2008A	a	0.06%		07/07/11	1,190,000	1,190,000

Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	b,c	0.09%		07/07/11	17,300,000	17,300,000

Refunding RB Series 2007B	b,c	0.48%		07/07/11	2,865,000	2,865,000

Sub Lien Refunding RB Series 2008C	a	0.03%		07/01/11	13,750,000	13,750,000

Sub Lien Refunding RB Series 2008D	a	0.03%		07/01/11	16,700,000	16,700,000

Santa Clara Cnty Financing Auth
Refunding Lease RB (Multiple Facilities) Series 2008M	a	0.05%		07/07/11	3,390,000	3,390,000

						394,220,000

Colorado 1.9%
Arapahoe Cnty
Refunding IDRB (Denver Jetcenter) Series 1997	a	0.50%		07/01/11	3,500,000	3,500,000

Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006A	b,c	0.15%		07/07/11	9,639,000	9,639,000

RB (Catholic Health Initiatives) Series 2006C7	b,c	0.06%		07/01/11	1,795,000	1,795,000

RB (Sisters of Charity of Leavenworth Health System) Series 2010B	b,c	0.09%		07/07/11	4,035,000	4,035,000

Colorado Housing & Finance Auth
S/F Mortgage Class I Bonds Series 2002A2	a	0.18%		07/07/11	4,040,000	4,040,000

S/F Mortgage Class I Bonds Series 2006B3	b	0.12%		07/07/11	12,500,000	12,500,000

S/F Mortgage Class I Bonds Series 2007A2	b	0.12%		07/07/11	12,000,000	12,000,000

Colorado Regional Transportation District
Sales Tax Refunding RB Series 2007A	b,c	0.09%		07/07/11	39,615,000	39,615,000

Commerce City
GO Bonds Series 2006	a	0.11%		07/07/11	9,825,000	9,825,000

Denver
Airport System RB Series 1992G	a	0.14%		07/07/11	1,825,000	1,825,000

Airport System RB Series 2007A	a,b,c	0.10%		07/07/11	85,675,000	85,675,000

Airport System RB Series 2007D	a,b,c	0.10%		07/07/11	12,320,000	12,320,000

Airport System RB Series 2007E	a,b,c	0.08%		07/07/11	16,980,000	16,980,000

Refunding COP Series 2008A2	b	0.03%		07/01/11	29,205,000	29,205,000

Refunding COP Series 2008A3	b	0.03%		07/01/11	19,900,000	19,900,000

Fort Collins
Pollution Control Refunding RB (Anheuser-Busch) Series 2007	a,b,c	0.10%		07/07/11	7,830,000	7,830,000

						270,684,000

24 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Delaware 0.4%
Delaware Economic Development Auth
IDRB (Delaware Clean Power) Series 1997C		0.05%		07/01/11	30,000,000	30,000,000

IDRB (Delaware Clean Power) Series 1997D		0.06%		07/01/11	2,700,000	2,700,000

Delaware Health Facilities Auth
RB (Christiana Care Health Services) Series 2008A		0.03%	07/01/11	07/07/11	19,620,000	19,620,000

						52,320,000

District of Columbia 1.7%
District of Columbia
GO Bonds Series 2007C	a,b,c	0.08%		07/07/11	16,738,000	16,738,000

GO Bonds Series 2008E	a,b,c	0.15%		07/07/11	6,030,000	6,030,000

RB (American Psychological Assoc) Series 2003		0.16%		07/07/11	2,395,000	2,395,000

RB (KIPP DC) Series 2008	a	0.12%		07/07/11	7,685,000	7,685,000

RB (National Public Radio) Series 2010	b,c	0.12%		07/07/11	7,125,000	7,125,000

Metropolitan Washington Airports Auth
Airport System RB Series 2003D1	a	0.13%		07/07/11	28,365,000	28,365,000

Airport System RB Series 2004B	b,c	0.21%		07/07/11	4,060,000	4,060,000

Airport System RB Series 2005A	b,c	0.15%		07/07/11	12,450,000	12,450,000

Airport System RB Series 2006B	b,c	0.21%		07/07/11	11,695,000	11,695,000

Airport System RB Series 2007B	b,c	0.10%		07/07/11	15,005,000	15,005,000

Airport System RB Series 2007B	a,b,c	0.10%		07/07/11	8,995,000	8,995,000

Airport System RB Series 2008A	b,c	0.10%		07/07/11	26,905,000	26,905,000

Airport System RB Series 2008A	b,c	0.22%		07/07/11	8,020,000	8,020,000

Airport System Refunding RB Series 2003A	a,b,c	0.10%		07/07/11	9,295,000	9,295,000

Airport System Refunding RB Series 2010C1	a	0.06%		07/01/11	66,750,000	66,750,000

						231,513,000

Florida 5.5%
Brevard Cnty HFA
M/F Housing Refunding RB (Shore View Apts) Series 1995	a	0.11%		07/07/11	1,900,000	1,900,000

Broward Cnty
Professional Sports Facilities Tax & Refunding RB Series 2006A	a,b,c	0.08%		07/07/11	7,030,000	7,030,000

Broward Cnty Educational Facilities Auth
RB (Nova Southeastern Univ) Series 2004A	a	0.04%		07/01/11	12,500,000	12,500,000

Broward Cnty HFA
M/F Housing RB (Sawgrass Pines Apts) Series 1993A	a	0.16%		07/07/11	12,000,000	12,000,000

Broward Cnty SD
COP Series 2005A	a,b,c	0.08%		07/07/11	11,195,000	11,195,000

Collier Cnty HFA
M/F Housing RB (Brittany Bay Apts) Series 2001A	a	0.09%		07/07/11	3,800,000	3,800,000

Duval Cnty School Board
COP (Master Lease Program) Series 2007	a,b,c	0.08%		07/07/11	16,115,000	16,115,000

Florida Housing Finance Corp
Housing RB (Caribbean Key Apts) Series 1996F	a	0.14%		07/07/11	285,000	285,000

Housing RB (Heritage Pointe Apts) Series 1999I-1	a	0.14%		07/07/11	6,960,000	6,960,000

Housing RB (Tiffany Club Apts) Series 1996P	a	0.14%		07/07/11	5,450,000	5,450,000

Housing RB (Timberline Apts) Series 1999P	a	0.12%		07/07/11	6,435,000	6,435,000

M/F Mortgage RB (Clear Harbor Apts) Series 2007H	a	0.11%		07/07/11	3,295,000	3,295,000

M/F Mortgage RB (Lakeshore Apts) Series 2004H	a	0.11%		07/07/11	7,800,000	7,800,000

See financial notes 25

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Mortgage RB (Lynn Lake Apts) Series 2005B1	a	0.11%		07/07/11	20,315,000	20,315,000

M/F Mortgage RB (Spring Haven Apts) Series 2004F	a	0.11%		07/07/11	6,200,000	6,200,000

M/F Mortgage RB (Spring Haven Apts) Series 2006G	a	0.11%		07/07/11	3,965,000	3,965,000

M/F Mortgage RB (Wellesley Apts) Series 2003O	a	0.11%		07/07/11	4,445,000	4,445,000

Florida Ports Financing Commission
Refunding RB Series 2011B	b,c	0.10%		07/07/11	4,400,000	4,400,000

Florida State Board of Education
Public Education Capital Outlay Bonds Series 2003B	b,c	0.09%		07/07/11	8,000,000	8,000,000

Public Education Capital Outlay Bonds Series 2006D	b,c	0.10%		07/07/11	5,615,000	5,615,000

Public Education Capital Outlay Bonds Series 2006E	b,c	0.09%		07/07/11	15,135,000	15,135,000

Public Education Capital Outlay Bonds Series 2007B&C	b,c	0.15%		07/07/11	5,680,000	5,680,000

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health/Sunbelt) Series 2006C&G	b,c	0.11%		07/07/11	2,500,000	2,500,000

Hillsborough Cnty
Solid Waste & Resource Recovery RB Series 2006A	a,b,c	0.10%		07/07/11	9,560,000	9,560,000

Solid Waste & Resource Recovery RB Series 2006A	a,b,c	0.12%		07/07/11	5,000	5,000

Hillsborough Cnty Aviation Auth
RB (Tampa Int’l Airport) Series 2008A	a,b,c	0.10%		07/07/11	49,935,000	49,935,000

Hillsborough Cnty Educational Facilities Auth
RB (Univ of Tampa) Series 2000	a	0.11%		07/07/11	4,300,000	4,300,000

Hillsborough Cnty HFA
M/F Housing RB (Lake Kathy Apts) Series 2005	a	0.11%		07/07/11	20,670,000	20,670,000

M/F Housing RB (Meridian Pointe Apts) Series 2005	a	0.14%		07/07/11	6,500,000	6,500,000

Hillsborough Cnty IDA
RB (Independent Day School) Series 2000	a	0.25%		07/07/11	600,000	600,000

Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal HS) Series 2002	a	0.16%		07/07/11	2,830,000	2,830,000

RB (Bolles School) Series 1999A	a	0.18%		07/07/11	800,000	800,000

Jacksonville Health Facilities Auth
Hospital RB Series 2003A	a	0.04%		07/01/11	35,285,000	35,285,000

Hospital Refunding RB (Baptist Medical Center) Series 2007C	a	0.06%		07/01/11	13,900,000	13,900,000

Jacksonville Port Auth
RB Series 2008	a,b,c	0.10%		07/07/11	28,495,000	28,495,000

Lee Memorial Health System, Florida
Hospital RB Series 2009A	a	0.04%		07/01/11	460,000	460,000

Miami-Dade Cnty
Aviation RB (Miami Int’l Airport) Series 2007A	a,b,c	0.10%		07/07/11	97,635,000	97,635,000

Aviation RB (Miami Int’l Airport) Series 2007A	a,b,c	0.12%		07/07/11	10,000,000	10,000,000

Aviation RB (Miami Int’l Airport) Series 2008A	a,b,c	0.21%		07/07/11	8,250,000	8,250,000

Water & Sewer System RB Series 2010	b,c	0.14%		07/07/11	8,185,000	8,185,000

Water & Sewer System RB Series 2010	b,c	0.19%		07/07/11	2,735,000	2,735,000

Miami-Dade Cnty Expressway Auth
Toll System RB Series 2006	a,b,c	0.10%		07/07/11	35,000,000	35,000,000

Miami-Dade Cnty IDA
Airport Facility RB (FlightSafety) Series 1999A	a	0.33%		07/07/11	20,210,000	20,210,000

Airport Facility RB (FlightSafety) Series 1999B	a	0.33%		07/07/11	20,230,000	20,230,000

IDRB (Tarmac America) Series 2004	a	0.16%		07/07/11	2,600,000	2,600,000

RB (Gulliver Schools) Series 2000	a	0.16%		07/07/11	9,000,000	9,000,000

Ocean Highway & Port Auth
RB Series 1990	a	0.15%		07/07/11	8,700,000	8,700,000

Okeechobee Cnty
IDRB (Okeechobee Landfill) Series 1999	a	0.13%		07/07/11	15,000,000	15,000,000

26 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Orange Cnty HFA
M/F Housing RB (Charleston Club Apts) Series 2001A	a	0.09%		07/07/11	12,430,000	12,430,000

Orange Cnty IDA
IDRB (Central Florida YMCA) Series 2002A	a	0.11%		07/07/11	3,475,000	3,475,000

RB (Foundation Academy of Winter Garden) Series 2007	a	0.12%		07/07/11	9,075,000	9,075,000

Orlando Utilities Commission
Utility System Refunding RB Series 2011A	d	0.20%		01/26/12	10,000,000	10,000,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.10%		07/07/11	25,000,000	25,000,000

Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995	a	0.13%		07/07/11	2,500,000	2,500,000

Refunding RB (Pine Crest Preparatory School) Series 2008	a	0.11%		07/07/11	2,740,000	2,740,000

Palm Beach Cnty HFA
M/F Housing Refunding RB (Spinnaker Landing Apts) Series 1998	a	0.12%		07/07/11	2,145,000	2,145,000

Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2009A	a,b,c	0.09%		07/07/11	4,545,000	4,545,000

Pinellas Cnty Educational Facility Auth
Refunding RB (Shorecrest Preparatory School) Series 2007	a	0.11%		07/07/11	9,010,000	9,010,000

Pinellas Cnty HFA
M/F Housing RB (Bayside Court) Series 2011	a	0.11%		07/07/11	10,250,000	10,250,000

M/F Housing RB (Greenwood Apts) Series 2002A	a	0.11%		07/07/11	3,440,000	3,440,000

Pinellas Cnty Industry Council
RB (Operation Par) Series 1999	a	0.23%		07/07/11	1,810,000	1,810,000

Polk Cnty
Utility System RB Series 2004A	a,b,c	0.10%		07/07/11	5,000,000	5,000,000

South Florida Water Management District
COP Series 2006	b,c	0.12%		07/07/11	9,760,000	9,760,000

South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2007	b,c	0.09%		07/07/11	17,001,277	17,001,277

St. Johns Cnty
Transportation Improvement RB Series 2006	a,b,c	0.08%		07/07/11	8,875,000	8,875,000

Water & Sewer Refunding RB Series 2006	a,b,c	0.08%		07/07/11	10,835,000	10,835,000

Tampa Bay Water
Utility System Refunding & RB Series 2005	b,c	0.17%		07/07/11	23,060,000	23,060,000

Univ of South Florida Research Foundation
RB Series 2004A	a	0.15%		07/07/11	17,455,000	17,455,000

						770,311,277

Georgia 1.2%
Atlanta Urban Residential Finance Auth
M/F Housing RB (Alta Coventry Station Apts) Series 2007	a	0.11%		07/07/11	28,000,000	28,000,000

M/F Housing RB (Capitol Gateway Apts) Series 2005	a	0.11%		07/07/11	2,825,000	2,825,000

M/F Housing RB (M St Apts) Series 2003	a	0.14%		07/07/11	21,000,000	21,000,000

Clayton Cnty Housing Auth
M/F Housing RB (Hyde Park Club Apts) Series 1997	a	0.12%		07/07/11	10,795,000	10,795,000

Cobb Cnty Housing Auth
M/F Housing RB (Walton Green Apts) Series 1995	a	0.13%		07/07/11	13,500,000	13,500,000

DeKalb Cnty Housing Auth
M/F Housing RB (Brittany Apts) Series 2001	a	0.23%		07/07/11	7,200,000	7,200,000

East Point Housing Auth
M/F Housing RB (Eagles Creste Apts) Series 2003	a	0.16%		07/07/11	12,525,000	12,525,000

Fulton Cnty Housing Auth
M/F Housing RB (Walton Lakes Apts) Series 2008A	a	0.12%		07/07/11	6,400,000	6,400,000

See financial notes 27

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Georgia
GO Bonds Series 2007E	b,c	0.12%		07/07/11	2,860,000	2,860,000

Kennesaw Development Auth
M/F Housing RB (Walton Ridenour Apts) Series 2004	a	0.12%		07/07/11	7,500,000	7,500,000

Lawrenceville Housing Auth
M/F Housing RB (Chatham Club Apts) Series 2002	a	0.13%		07/07/11	7,300,000	7,300,000

Marietta Housing Auth
M/F Housing RB (Walton Village Apts) Series 2005	a	0.14%		07/07/11	14,300,000	14,300,000

McDonough Housing Auth
M/F Housing RB (Ashley Woods Apts) Series 2008	a	0.11%		07/07/11	6,300,000	6,300,000

Private Colleges & Universities Auth
RB (Emory Univ) Series 2008C	b,c	0.10%		07/07/11	7,470,000	7,470,000

Summerville Development Auth
RB (Image Industries) Series 1997	a,c	0.18%		07/07/11	11,000,000	11,000,000

Webster Cnty IDA
IDRB (Tolleson Lumber) Series 1999	a	0.18%		07/07/11	3,200,000	3,200,000

Winder-Barrow Cnty Jt Development Auth
IDRB (Price Companies) Series 2007	a	0.25%		07/07/11	8,335,000	8,335,000

Worth Cnty IDA
Refunding IDRB (Seabrook Peanut) Series 1996B	a	0.12%		07/07/11	3,500,000	3,500,000

						174,010,000

Hawaii 0.1%
Honolulu
GO Bonds Series 2005AC&D	b,c	0.09%		07/07/11	8,400,000	8,400,000

Illinois 4.9%
Aurora
Collateralized S/F Mortgage RB Series 2007D1	a,b,c	0.10%		07/07/11	6,125,000	6,125,000

Carol Stream
M/F Housing Refunding RB (St. Charles Square) Series 1997	a	0.12%		07/07/11	4,415,000	4,415,000

Chicago
General Airport (O’Hare) Second Lien RB Series 1994B	a	0.12%		07/07/11	13,095,000	13,095,000

GO Project & Refunding Bonds Series 2003B1	b	0.05%		07/01/11	2,600,000	2,600,000

GO Project & Refunding Bonds Series 2006A	b,c	0.16%		07/07/11	15,975,000	15,975,000

GO Project & Refunding Bonds Series 2007A	b,c	0.12%		07/07/11	7,990,000	7,990,000

GO Refunding Bonds Series 2007E	b	0.22%		07/01/11	20,000,000	20,000,000

GO Refunding Bonds Series 2008A	b,c	0.11%		07/07/11	21,780,000	21,780,000

M/F Housing RB (Oakwood Shores Sr Apts) Series 2010	a	0.11%		07/07/11	5,250,000	5,250,000

Sales Tax Refunding RB Series 2002	b	0.05%		07/01/11	4,740,000	4,740,000

Second Lien RB (Midway Airport) Series 2004C-2	a	0.13%	07/01/11	07/07/11	69,150,000	69,150,000

Wastewater Transmission Refunding Second Lien RB Series 2006A&B	a,b,c	0.08%		07/07/11	11,260,000	11,260,000

Chicago Board of Education
Unlimited Tax GO Bonds Series 1999A	a,b,c	0.09%		07/07/11	815,000	815,000

Unlimited Tax GO Refunding Bonds Series 2008C	b,c	0.10%		07/07/11	16,480,000	16,480,000

Unlimited Tax GO Refunding Bonds Series 2010B	a	0.05%		07/01/11	2,130,000	2,130,000

Unlimited Tax GO Refunding Bonds Series 2010F	b,c	0.10%		07/07/11	15,390,000	15,390,000

Chicago Park District
Unlimited Tax GO Bonds (Harbor Facilities) Series 2010C	b,c	0.09%		07/07/11	5,665,000	5,665,000

Community Unit SD No. 308
GO Bonds Series 2008	a,b,c	0.08%		07/07/11	182,000	182,000

28 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Cook Cnty
RB (Catholic Theological Union) Series 2005	a	0.12%		07/07/11	2,500,000	2,500,000

East Dundee
IDRB (Otto Engineering) Series 1998	a	0.30%		07/07/11	975,000	975,000

Illinois
GO Bonds Series March 2002	a,b,c	0.12%		07/07/11	5,000,000	5,000,000

Illinois Finance Auth
IDRB (Bison Gear & Engineering) Series 2010	a	0.11%		07/07/11	8,460,000	8,460,000

IDRB (Camcraft) Series 1993	a	1.84%		07/07/11	700,000	700,000

Qualified Residential Rental Bonds (River Oaks) Series 1989	a	0.12%		07/07/11	32,000,000	32,000,000

RB (Aurora Central Catholic HS) Series 1994	a	0.10%		07/07/11	4,625,000	4,625,000

RB (Catholic Charities Housing) Series 1993A	a	0.10%		07/07/11	9,160,000	9,160,000

RB (Catholic Charities Housing) Series 1993B	a	0.10%		07/07/11	910,000	910,000

RB (Central DuPage Health) Series 2004A	b	0.04%		07/01/11	52,100,000	52,100,000

RB (FC Harris Pavilion) Series 1994	a	0.13%		07/07/11	14,960,000	14,960,000

RB (Korex) Series 1990	a	0.41%		07/07/11	4,000,000	4,000,000

RB (Lake Forest Academy) Series 1994	a	0.10%		07/07/11	4,000,000	4,000,000

RB (Lake Forest College) Series 2008	a	0.10%		07/07/11	2,500,000	2,500,000

RB (Northwestern Memorial Hospital) Series 2009	b,c	0.09%		07/07/11	5,935,000	5,935,000

RB (Northwestern Memorial Hospital) Series 2009A	b,c	0.09%		07/07/11	6,000,000	6,000,000

RB (Regency Park at Lincolnwood) Series 1991B	a,b,c	0.09%		07/07/11	17,370,000	17,370,000

RB (Richard H. Driehaus Museum) Series 2005	a	0.10%		07/07/11	3,800,000	3,800,000

RB (St. Ignatius College Prep) Series 2002	a	0.10%		07/07/11	2,800,000	2,800,000

RB (The Clare at Water Tower) Series 2005D	a	0.11%		07/07/11	3,700,000	3,700,000

RB (Univ of Chicago Medical Center) Series 2009D2	a	0.05%		07/01/11	5,300,000	5,300,000

RB (Univ of Chicago Medical Center) Series 2009E1	a	0.05%		07/01/11	5,725,000	5,725,000

RB (Univ of Chicago Medical Center) Series 2010A	a	0.04%	07/01/11	07/07/11	9,250,000	9,250,000

RB (Univ of Chicago Medical Center) Series 2011C	b,c	0.10%		07/07/11	9,560,000	9,560,000

Refunding RB (North Shore Univ Health System) Series 2010	b,c	0.09%		07/07/11	6,000,000	6,000,000

Illinois Housing Development Auth
M/F Mortgage Refunding RB (Hyde Park Tower Apts) Series 2000A	a	0.15%		07/07/11	11,215,000	11,215,000

Illinois Regional Transportation Auth
GO Bonds Series 2000A	b,c	2.25%		07/07/11	4,930,000	4,930,000

GO Bonds Series 2005A	b,c	0.09%		07/07/11	28,585,000	28,585,000

Metropolitan Pier & Exposition Auth
Expansion Project Bonds (McCormick Place) Series 2002A	a,b,c	0.08%		07/07/11	33,448,000	33,448,000

Expansion Project Bonds (McCormick Place) Series 2002A	a,b,c	0.09%		07/07/11	11,955,000	11,955,000

Hospitality Facilities RB (McCormick Place) Series 1996A	a,b,c	2.25%		07/07/11	26,040,000	26,040,000

Metropolitan Water Reclamation District of Greater Chicago
Unlimited Tax GO Refunding Bonds Series 2007B&C	b,c	0.18%		07/07/11	43,765,000	43,765,000

Northern Illinois Municipal Power Agency
RB (Prairie State) Series 2007A	a,b,c	0.08%		07/07/11	13,025,000	13,025,000

Palatine
Special Facility RB (Little City for Community Development) Series 1998	a	0.19%		07/07/11	5,000,000	5,000,000

Quincy
Refunding RB (Blessing Hospital) Series 2008	a	0.04%		07/01/11	2,700,000	2,700,000

Rockford
IDRB (Rockford Industrial Welding Supply) Series 1996	a	0.35%		07/07/11	2,000,000	2,000,000

See financial notes 29

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Southwestern Illinois Development Auth
Refunding IDRB (Holten Meat) Series 2004	a	0.13%		07/07/11	6,860,000	6,860,000

St. Clair Cnty
Industrial Building Refunding RB (Winchester Apts) Series 1994	a	0.10%		07/07/11	15,550,000	15,550,000

Univ of Illinois
Auxiliary Facilities System RB Series 2006	b,c	0.10%		07/07/11	24,660,000	24,660,000

Upper Illinois River Valley Development Auth
M/F Housing RB (Morris Supportive Living) Series 2007	a	0.34%		07/07/11	4,000,000	4,000,000

Will Cnty
Environmental Facilities RB (ExxonMobil) Series 2001		0.02%		07/01/11	14,550,000	14,550,000

Yorkville
IDRB (F.E. Wheaton & Co) Series 1996	a	0.35%		07/07/11	600,000	600,000

						689,255,000

Indiana 0.8%
Columbia City
RB (Precision Plastics) Series 1997	a	0.41%		07/07/11	1,400,000	1,400,000

Elkhart Cnty
RB (West Plains Apts) Series 1998A	a	1.84%		07/07/11	1,540,000	1,540,000

Indiana Finance Auth
Environmental Improvement Refunding RB (Mittal Steel USA) Series 2006	a	0.35%		07/07/11	9,550,000	9,550,000

IDRB (Big Sky Park) Series 1999	a	0.25%		07/07/11	2,820,000	2,820,000

Refunding RB (Duke Energy Indiana) Series 2009A1	a	0.12%		07/07/11	8,025,000	8,025,000

Refunding RB (Duke Energy Indiana) Series 2009A5	a	0.03%		07/01/11	8,800,000	8,800,000

Indiana Housing & Community Development Agency
S/F Mortgage RB Series 2006A2	b	0.11%		07/07/11	40,000,000	40,000,000

S/F Mortgage RB Series 2007A	b,c	0.22%		07/07/11	4,045,000	4,045,000

Indiana Municipal Power Agency
Power Supply System RB Series 2006A	a,b,c	0.10%		07/07/11	25,210,000	25,210,000

Indianapolis
M/F Housing RB (Nora Pines Apts) Series 2001	a	0.12%		07/07/11	9,275,000	9,275,000

St. Joseph Cnty
RB (Western Manor Apts) Series 1997C	a	1.84%		07/07/11	2,130,000	2,130,000

						112,795,000

Iowa 0.8%
Iowa Finance Auth
Health Facilities RB (Iowa Health) Series 2009D	a	0.04%		07/01/11	30,275,000	30,275,000

M/F Housing RB (Country Club Village) Series 2006	a	0.11%		07/07/11	11,370,000	11,370,000

Midwestern Disaster Area RB (Cargill) Series 2009A		0.16%		07/07/11	30,000,000	30,000,000

Midwestern Disaster Area RB (Cargill) Series 2009B		0.16%		07/07/11	25,000,000	25,000,000

Solid Waste Disposal RB (MidAmerican Energy) Series 2008A		0.21%		07/07/11	11,000,000	11,000,000

						107,645,000

Kansas 0.1%
Wyandotte Cnty & Kansas City Unified Government
Utility System Refunding RB Series 2004	a,b,c	0.10%		07/07/11	20,730,000	20,730,000

Kentucky 0.6%
Carroll Cnty
Solid Waste Disposal Revenue & Refunding RB (Celotex Corp) Series 2000	a	0.11%		07/07/11	15,790,000	15,790,000

30 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Kentucky Economic Development Finance Auth
Health Care Refunding RB (Christian Care Communities) Series 2007A	a	0.10%		07/07/11	13,925,000	13,925,000

RB (Catholic Health Initiatives) Series 2009B	b,c	0.09%		07/07/11	11,250,000	11,250,000

Kentucky Housing Corp
Housing RB Series 2002A	b,c	0.15%		07/07/11	145,000	145,000

Kentucky State Property & Buildings Commission
Refunding RB Project No. 84	b,c	2.25%		07/07/11	34,075,000	34,075,000

Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB Series 2001A	a,b,c	0.10%		07/07/11	8,000,000	8,000,000

Richmond
IDRB (Mikron) Series 1995	a	0.45%		07/07/11	900,000	900,000

						84,085,000

Louisiana 1.9%
Ascension Parish IDB
RB (BASF SE) Series 2009		0.22%		07/07/11	15,000,000	15,000,000

East Baton Rouge Parish
Pollution Control Refunding RB (Exxon) Series 1993		0.01%		07/01/11	15,000,000	15,000,000

Pollution Control Refunding RB (ExxonMobil) Series 1989		0.02%		07/01/11	5,400,000	5,400,000

East Baton Rouge Parish IDB
RB (ExxonMobil) Series 2010B		0.01%		07/01/11	7,900,000	7,900,000

Jefferson Sales Tax District
Special Sales Tax RB Series 2005	a,b,c	0.08%		07/07/11	3,415,000	3,415,000

Louisiana HFA
M/F Housing RB (Belmont Village Apts) Series 2009	a	0.09%		07/07/11	8,950,000	8,950,000

M/F Housing RB (Jefferson Lakes Apts) Series 2007	a	0.16%		07/07/11	14,900,000	14,900,000

M/F Housing RB (Lapalco Court Apts) Series 2007	a	0.16%		07/07/11	6,400,000	6,400,000

Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1) Series 2006	a,b,c	0.14%		07/07/11	99,122,000	99,122,000

Louisiana Public Facilities Auth
RB (C-Port) Series 2008	a	0.11%		07/07/11	5,400,000	5,400,000

New Orleans IDB
M/F Housing RB (3700 Orleans) Series 2000	a	0.11%		07/07/11	29,000,000	29,000,000

St. James Parish
RB (Nucor Steel) Series 2010A1		0.09%		07/07/11	20,000,000	20,000,000

RB (Nucor Steel) Series 2010B1		0.11%		07/07/11	40,000,000	40,000,000

						270,487,000

Maine 0.1%
Maine Finance Auth
RB (Jackson Laboratory) Series 2002	a	0.12%		07/07/11	14,290,000	14,290,000

Maryland 0.5%
Maryland Community Development Administration
Residential RB Series 2007A	b,c	0.13%		07/07/11	13,255,000	13,255,000

Residential RB Series 2007D	b,c	0.15%		07/07/11	5,635,000	5,635,000

Maryland Health & Higher Educational Facilities Auth
RB (Anne Arundel Health System) Series 2009B	a	0.08%		07/07/11	12,000,000	12,000,000

RB (Goucher College) Series 2007	a	0.07%		07/07/11	10,810,000	10,810,000

RB (MedStar Health) Series 2007	a,b,c	0.10%		07/07/11	5,000,000	5,000,000

See financial notes 31

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Maryland State Economic Development Corp
Refunding RB (United States Pharmacopeial Convention) Series 2008A	a	0.06%		07/01/11	8,770,000	8,770,000

Refunding RB (United States Pharmacopeial Convention) Series 2008B	a	0.06%		07/01/11	9,350,000	9,350,000

						64,820,000

Massachusetts 3.0%
Massachusetts
GO Consolidated Loan Series 2006B	b	0.07%		07/01/11	6,865,000	6,865,000

GO Consolidated Loan Series 2007	b,c	0.09%		07/07/11	9,350,000	9,350,000

GO Consolidated Loan Series 2007C	b,c	0.09%		07/07/11	400,000	400,000

GO Series 2007A	b,c	0.09%		07/07/11	8,500,000	8,500,000

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2004C	b,c	2.25%		07/07/11	150,000	150,000

Sr Sales Tax Bonds Series 2010A	d	0.18%		01/26/12	6,000,000	6,000,000

Massachusetts Dept of Transportation
Sub RB Series 2010A4	b	0.03%		07/07/11	28,770,000	28,770,000

Sub RB Series 2010A5	b	0.03%		07/07/11	37,445,000	37,445,000

Sub RB Series 2010A5	a	0.06%		07/07/11	17,000,000	17,000,000

Massachusetts Development Finance Agency
Assisted Living Facility RB (Whaler’s Cove) Series 2001A	a	0.14%		07/07/11	11,000,000	11,000,000

First Mortgage RB (Brookhaven at Lexington) Series 2005B	a	0.18%		07/07/11	1,655,000	1,655,000

M/F Housing RB (Archstone Reading Apts) Series 2004A	a	0.11%		07/07/11	12,560,000	12,560,000

M/F Housing Refunding RB (Kensington at Chelmsford) Series 2002	a	0.08%		07/07/11	15,050,000	15,050,000

RB (CIL Realty) Series 2011	a	0.09%		07/07/11	12,110,000	12,110,000

RB (Harvard Univ) Series 2010B2	b,c	0.09%		07/07/11	1,000,000	1,000,000

RB (Harvard Univ) Series 2010B2	b,c	0.15%		07/07/11	6,250,000	6,250,000

Resource Recovery RB (Waste Management) Series 1999	a	0.12%		07/07/11	7,000,000	7,000,000

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2005I		0.03%		07/07/11	12,860,000	12,860,000

RB (Harvard Univ) Series R		0.02%		07/01/11	6,000,000	6,000,000

RB (Hebrew Rehabilitation Center) Series 2007D	a	0.11%		07/07/11	9,610,000	9,610,000

RB (Museum of Fine Arts) Series 2007A1	b	0.06%		07/01/11	39,500,000	39,500,000

RB (Museum of Fine Arts) Series 2007A2	b	0.05%		07/01/11	9,605,000	9,605,000

RB (Partners HealthCare) Series 2010J1	b,c	0.09%		07/07/11	3,000,000	3,000,000

RB (Stonehill College) Series 2008K	a	0.04%		07/01/11	2,400,000	2,400,000

RB (Tufts Univ) Series 2008N1	b	0.03%		07/01/11	9,860,000	9,860,000

RB (Worcester Campus - UMass) Series 2005D	a,b,c	0.09%		07/07/11	165,000	165,000

Massachusetts HFA
Housing Bonds Series 2005D	b,c	0.13%		07/07/11	7,830,000	7,830,000

Housing Bonds Series 2007A&C	b,c	0.15%		07/07/11	9,550,000	9,550,000

Housing Bonds Series 2010B	b,c	0.13%		07/07/11	7,500,000	7,500,000

Housing Bonds Series 2010C	b,c	0.15%		07/07/11	3,300,000	3,300,000

S/F Housing RB Series 122	b,c	0.20%		07/07/11	20,415,000	20,415,000

Massachusetts School Building Auth
GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.09%		07/07/11	8,370,000	8,370,000

GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.09%		07/07/11	2,330,000	2,330,000

Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006	b,c	0.10%		07/07/11	595,000	595,000

32 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Water Resources Auth
General RB Series 2002B	b,c	0.09%		07/07/11	9,250,000	9,250,000

General RB Series 2002J	b,c	0.10%		07/07/11	11,000,000	11,000,000

General Refunding RB Series 2005B	b,c	0.09%		07/07/11	1,600,000	1,600,000

General Refunding RB Series 2007B	b,c	0.12%		07/07/11	2,525,000	2,525,000

General Refunding RB Series 2007B	b,c	0.18%		07/07/11	31,145,000	31,145,000

General Refunding RB Series 2008C1	b	0.06%		07/07/11	15,900,000	15,900,000

General Refunding RB Series 2010B	b,c	0.09%		07/07/11	6,000,000	6,000,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-2	d	0.18%		01/26/12	6,500,000	6,500,000

						417,915,000

Michigan 2.0%
Detroit Sewage Disposal System
Refunding Sr Lien RB Series 2006D	a,b,c	0.37%		07/07/11	4,980,000	4,980,000

Second Lien RB Series 2001B	a,b,c	0.19%		07/07/11	12,020,000	12,020,000

Hennepin Cnty HRA
M/F Housing RB (City Apts at Loring Park) Series 2001	a	0.13%		07/07/11	17,250,000	17,250,000

Michigan Housing Development Auth
Rental Housing RB Series 2000A	b	0.12%		07/07/11	23,965,000	23,965,000

Rental Housing RB Series 2002A	b	0.12%		07/07/11	53,540,000	53,540,000

Rental Housing RB Series 2006D	b,c	0.21%		07/07/11	4,795,000	4,795,000

Rental Housing RB Series 2006D	b,c	0.22%		07/07/11	2,977,000	2,977,000

S/F Mortgage RB Series 2007D	b	0.13%		07/07/11	11,595,000	11,595,000

S/F Mortgage RB Series 2007F	b	0.09%		07/07/11	30,000,000	30,000,000

Michigan Job Development Auth
Limited Obligation RB (Frankenmuth Bavarian Inn Motor Lodge) Series 1985	a	0.40%		07/01/11	7,100,000	7,100,000

Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010	d	0.18%		01/26/12	17,220,000	17,220,000

Michigan State Strategic Fund
Limited Obligation RB (American Cancer Society) Series 2000	a	0.14%		07/07/11	2,175,000	2,175,000

Limited Obligation RB (Metaltec Steel Abrasive) Series 2006	a	0.17%		07/07/11	1,770,000	1,770,000

Limited Obligation RB (Mibelloon Dairy) Series 2006	a	0.19%		07/07/11	3,000,000	3,000,000

Oakland Cnty
Limited Obligation RB (Husky Envelope Products) Series 1999	a	0.24%		07/07/11	270,000	270,000

Wayne Cnty Airport Auth
Airport RB (Detroit Metropolitan Airport) Series 2005	a,b,c	0.12%		07/07/11	41,945,000	41,945,000

Airport RB (Detroit Metropolitan Airport) Series 2008A	a,b,c	0.10%		07/07/11	47,625,000	47,625,000

						282,227,000

Minnesota 0.6%
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar) Series 2009	a	0.10%		07/07/11	19,350,000	19,350,000

Eden Prairie
M/F Housing RB Series 2003A	a	0.17%		07/07/11	17,500,000	17,500,000

M/F Housing Refunding RB Series 2005A	a	0.21%		07/07/11	3,000,000	3,000,000

Hennepin Cnty HRA
M/F Housing Refunding RB (Stone Arch Apts) Series 2002	a	0.15%		07/07/11	2,800,000	2,800,000

Mendota Heights
Refunding IDRB (Dakota Business Plaza) Series 2000	a	0.28%		07/07/11	2,300,000	2,300,000

See financial notes 33

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Minneapolis
M/F Housing RB (Gateway Real Estate) Series 2002	a	0.15%		07/07/11	4,175,000	4,175,000

RB (Fairview Health Services) Series 2008C&D	a,b,c	0.18%	07/07/11	08/11/11	10,000,000	10,000,000

Minnesota HFA
Residential Housing Finance Bonds Series 2006G	b,c	0.15%		07/07/11	4,590,000	4,590,000

Residential Housing Finance Bonds Series 2009F	b	0.09%		07/07/11	12,025,000	12,025,000

St. Louis Park
M/F Housing Refunding RB (Urban Park Apts) Series 2010A	a	0.19%		07/07/11	3,000,000	3,000,000

St. Paul & Ramsey Cnty Housing & Redevelopment Auth
M/F Housing RB Series 2003	a	0.17%		07/07/11	11,705,000	11,705,000

						90,445,000

Mississippi 1.0%
Jackson Cnty
Pollution Control Refunding RB (Chevron) Series 1993		0.02%		07/01/11	3,000,000	3,000,000

Port Facility Refunding RB (Chevron) Series 1993		0.02%		07/01/11	29,500,000	29,500,000

Mississippi Business Finance Corp
IDRB (Electric Mills Wood Preserving) Series 1999	a	0.20%		07/07/11	5,000,000	5,000,000

RB (Chevron) Series 2007A		0.02%		07/01/11	34,400,000	34,400,000

RB (PSL North America) Series 2007A	a	0.10%		07/07/11	40,000,000	40,000,000

Mississippi Home Corp
M/F Housing RB (Edgewood Manor Apts) Series 2008-2	a	0.16%		07/07/11	5,000,000	5,000,000

Mississippi Hospital Equipment & Facilities Auth
RB (Baptist Memorial Health Care) Series 2004B1	b,c	0.15%		07/07/11	17,086,000	17,086,000

						133,986,000

Missouri 1.5%
Blue Springs IDA
M/F Housing RB (Autumn Place Apts) Series 2004	a	0.13%		07/07/11	8,300,000	8,300,000

Kansas City IDA
M/F Housing RB (Clay Terrace Apts) Series 2006	a	0.11%		07/07/11	10,375,000	10,375,000

M/F Housing RB (Timberlane Village Apts) Series 1986	a	0.12%		07/07/11	18,400,000	18,400,000

Missouri Development Finance Board
Air Cargo Facility Refunding RB (St. Louis Air Cargo Services) Series 2000	a	0.13%		07/07/11	12,000,000	12,000,000

Missouri Environmental Improvement & Energy Resources Auth
Water Facilities Refunding RB (Missouri-American Water Co) Series 2006	a,b,c	0.12%		07/07/11	12,235,000	12,235,000

Missouri Health & Educational Facilities Auth
Educational Facilities RB (Washington Univ) Series 2001B	b,c,e	0.09%		07/07/11	14,840,000	14,840,000

Educational Facilities RB (Washington Univ) Series 2003A	b,c	0.09%		07/07/11	5,325,000	5,325,000

Missouri Higher Education Loan Auth
Student Loan RB Sr Series 2008A2	a	0.10%		07/07/11	56,250,000	56,250,000

St. Charles Cnty IDA
M/F Housing Refunding RB (Time Centre Apts Phase I) Series 2004A	a	0.12%		07/07/11	15,600,000	15,600,000

M/F Housing Refunding RB (Time Centre Apts Phase II) Series 2004B	a	0.12%		07/07/11	4,500,000	4,500,000

St. Louis IDA
IDRB (Kessler Container) Series 1997A	a	0.32%		07/07/11	1,100,000	1,100,000

M/F Housing RB (Black Forest Apts) Series 1997	a	0.11%		07/07/11	4,000,000	4,000,000

M/F Housing RB (Southwest Crossing) Series 2001	a	0.11%		07/07/11	9,500,000	9,500,000

M/F Housing RB (Whispering Lakes Apts) Series 1995	a	0.11%		07/07/11	7,435,000	7,435,000

34 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing Refunding RB (Merchandise Mart Apts) Series 2005A	a	0.11%		07/07/11	20,475,000	20,475,000

Washington IDA
IDRB (Clemco Industries) Series 1997	a	0.33%		07/07/11	2,190,000	2,190,000

IDRB (Pauwels Transformers) Series 1995	a	0.31%		07/07/11	1,200,000	1,200,000

						203,725,000

Nebraska 0.6%
Douglas Cnty Hospital Auth No.3
Health Facilities Refunding RB (Nebraska Methodist Health System) Series 2008	a,b,c	0.10%		07/07/11	5,265,000	5,265,000

Nebraska Investment Finance Auth
S/F Housing RB Series 2006F	b,c	0.15%		07/07/11	4,615,000	4,615,000

Nebraska Public Power District
General RB Series 2006A	a,b,c	0.10%		07/07/11	17,995,000	17,995,000

Omaha Public Power District
Electric System RB Series 2005A	a,b,c	0.10%		07/07/11	22,135,000	22,135,000

Electric System Sub RB Series 2006B	b,c	0.10%		07/07/11	3,570,000	3,570,000

Stanton Cnty
IDRB (Nucor Corp) Series 1996		0.11%		07/07/11	19,300,000	19,300,000

Washington Cnty
IDRB (Cargill) Series 2010		0.16%		07/07/11	7,000,000	7,000,000

IDRB (Cargill) Series 2010B		0.16%		07/07/11	10,000,000	10,000,000

						89,880,000

Nevada 0.9%
Clark Cnty
Airport Sub Lien RB (Las Vegas) Series 2007A1	a,b,c	0.10%		07/07/11	7,160,000	7,160,000

Highway Refunding & RB Series 2007	a,b,c	0.08%		07/07/11	7,105,000	7,105,000

Limited Tax GO Bond Bank Bonds Series 2008	b,c	0.15%		07/07/11	18,170,000	18,170,000

Clark Cnty SD
Limited Tax GO Bonds Series 2006B	b,c	0.08%		07/07/11	15,660,000	15,660,000

Limited Tax GO Bonds Series 2006B	a,b,c	0.08%		07/07/11	14,250,000	14,250,000

Limited Tax GO Bonds Series 2006B	b,c	0.14%		07/07/11	14,630,000	14,630,000

Las Vegas
Limited Tax GO Bonds Series 2006B	a,b,c	0.08%		07/07/11	24,645,000	24,645,000

Nevada Dept of Business & Industry
RB (LVE Energy Partners) Series 2007	a	0.11%		07/07/11	9,555,000	9,555,000

Nevada Housing Division
M/F Housing RB (Banbridge Apts) Series 2000A	a	0.13%		07/07/11	3,960,000	3,960,000

M/F Housing Refunding RB (Oakmont) Series 2002	a	0.13%		07/07/11	4,350,000	4,350,000

						119,485,000

New Hampshire 0.3%
New Hampshire Business Finance Auth
Solid Waste Disposal RB (Lonza Biologics) Series 2003	a	0.20%		07/07/11	30,000,000	30,000,000

New Hampshire Health & Education Facilities Auth
RB (Rivier College) Series 2008	a	0.10%		07/07/11	16,715,000	16,715,000

						46,715,000

New Jersey 1.3%
New Jersey Economic Development Auth
Economic Development Bonds (Frisch School) Series 2006	a	0.30%		07/07/11	20,215,000	20,215,000

See financial notes 35

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
IDRB (Advanced Drainage Systems) Series 2007	a	0.14%		07/07/11	6,395,000	6,395,000

RB (Hamilton Industrial Development) Series 1998	a	0.23%		07/07/11	3,675,000	3,675,000

RB (Research & Manufacturing Corp of America) Series 2006	a	0.23%		07/07/11	3,315,000	3,315,000

Sr Mortgage Refunding RB (Arbor Glen of Bridgewater) Series 2004	a	0.18%		07/07/11	34,680,000	34,680,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K	a,b,c	0.09%		07/07/11	10,000,000	10,000,000

New Jersey State Higher Education Assistance Auth
Student Loan RB Series 2010A2	b,c	0.21%		07/07/11	25,940,000	25,940,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2006C	a,b,c	0.08%		07/07/11	38,695,000	38,695,000

Transportation System Bonds Series 2007A	a,b,c	0.15%		07/07/11	1,800,000	1,800,000

New Jersey Turnpike Auth
RB Series 2003A	a,b,c	0.10%		07/07/11	7,540,000	7,540,000

RB Series 2003A	a,b,c	0.11%		07/07/11	21,750,000	21,750,000

Rutgers State Univ
GO Refunding Bonds Series 2002A	b	0.03%		07/01/11	595,000	595,000

						174,600,000

New Mexico 0.3%
Bernalillo Cnty
M/F Housing Refunding RB (Desert Willow Apts) Series 2008	a	0.19%		07/07/11	7,500,000	7,500,000

New Mexico Educational Assistance Foundation
Education Loan Bonds Sr Series 2003A1	a	0.14%		07/07/11	12,950,000	12,950,000

Education Loan Bonds Sr Series 2003A2	a	0.14%		07/07/11	10,000,000	10,000,000

New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare Services) Series 2009A	a,b,c	0.11%	07/07/11	07/30/11	10,615,000	10,615,000

						41,065,000

New York 3.9%
Bethlehem IDA
RB (467 Delaware Ave) Series 2003A	a	0.14%		07/07/11	6,055,000	6,055,000

Long Island Power Auth
Electric System General RB Series 2006A	a,b,c	0.10%		07/07/11	5,000,000	5,000,000

New Rochelle IDA
IDRB (West End Phase I Facility) Series 2006	a	0.35%		07/07/11	4,205,000	4,205,000

New York City
GO Bonds Fiscal 1994 Series A7	a	0.03%		07/01/11	25,000	25,000

GO Bonds Fiscal 1995 Series B5	b	0.05%		07/01/11	5,500,000	5,500,000

GO Bonds Fiscal 1995 Series B7	b	0.06%		07/01/11	7,400,000	7,400,000

GO Bonds Fiscal 2002 Series A1	b,c	0.09%		07/07/11	10,610,000	10,610,000

GO Bonds Fiscal 2006 Series E2	a	0.04%		07/01/11	3,000,000	3,000,000

GO Bonds Fiscal 2008 Series J4	b	0.04%		07/01/11	3,300,000	3,300,000

GO Bonds Fiscal 2008 Series L3	b	0.04%		07/01/11	3,595,000	3,595,000

GO Bonds Fiscal 2009 Series H1	b,c	0.09%		07/07/11	5,000,000	5,000,000

New York City Housing Development Corp
M/F Housing RB Series 2010B	b,c	0.10%		07/07/11	7,000,000	7,000,000

M/F Mortgage RB (Boricua Village Apts) Series 2007A	a	0.18%		07/07/11	4,250,000	4,250,000

New York City IDA
Civic Facility RB (Lycee Francais de New York) Series 2002B	a	0.06%		07/07/11	3,760,000	3,760,000

36 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2006 Series AA1	b	0.05%		07/01/11	15,000,000	15,000,000

Water & Sewer System RB Fiscal 2006 Series B	b,c	0.09%		07/07/11	3,000,000	3,000,000

Water & Sewer System RB Fiscal 2007 Series CC1	b	0.02%		07/01/11	8,200,000	8,200,000

Water & Sewer System RB Fiscal 2008 Series B3	b	0.04%		07/01/11	97,360,000	97,360,000

Water & Sewer System RB Fiscal 2009 Series AA	b,c	0.09%		07/07/11	7,295,000	7,295,000

Water & Sewer System RB Fiscal 2009 Series FF2	b,c	0.09%		07/07/11	1,000,000	1,000,000

Water & Sewer System RB Fiscal 2010 Series CC	b	0.03%		07/07/11	55,000,000	55,000,000

Water & Sewer System RB Fiscal 2011 Series FF1	b	0.04%		07/01/11	11,800,000	11,800,000

New York City Transitional Finance Auth
Future Tax Secured Bonds Fiscal 2001 Series A	b	0.05%		07/07/11	8,800,000	8,800,000

New York State Dormitory Auth
State Personal Income Tax RB Series 2006D	b,c	0.09%		07/07/11	10,500,000	10,500,000

New York State HFA
Housing RB (1501 Lexington Ave) Series 2000A	a	0.07%		07/07/11	7,000,000	7,000,000

Housing RB (Archstone Westbury) Series 2004A	a	0.10%		07/07/11	24,800,000	24,800,000

Housing RB (Avalon Bowery Place II) Series 2006A	a	0.11%		07/07/11	10,000,000	10,000,000

New York State Local Government Assistance Corp
Sub Lien Refunding Bonds Series 2003A-4V	b	0.06%		07/07/11	18,000,000	18,000,000

New York State Mortgage Agency
Homeowner Mortgage RB Series 106	b,c	0.14%		07/07/11	4,500,000	4,500,000

Homeowner Mortgage RB Series 115	b	0.10%		07/07/11	17,500,000	17,500,000

Homeowner Mortgage RB Series 137	b,c	0.14%		07/07/11	2,690,000	2,690,000

Homeowner Mortgage RB Series 145&148	b,c	0.20%		07/07/11	3,545,000	3,545,000

Homeowner Mortgage RB Series 29	b,c	0.18%		07/07/11	15,345,000	15,345,000

Port Auth of New York & New Jersey
Consolidated Bonds 136th Series	b,c	0.19%		07/07/11	7,320,000	7,320,000

Consolidated Bonds 137th Series	b,c	0.19%		07/07/11	6,195,000	6,195,000

Consolidated Bonds 141st Series	b,c	0.10%		07/07/11	11,805,000	11,805,000

Consolidated Bonds 141st Series	b,c	0.14%		07/07/11	18,165,000	18,165,000

Consolidated Bonds 143rd Series	b,c	0.18%		07/07/11	7,870,000	7,870,000

Consolidated Bonds 146th Series	b,c	2.32%		07/07/11	23,215,000	23,215,000

Consolidated Bonds 147th Series	b,c	0.15%		07/07/11	36,820,000	36,820,000

Consolidated Bonds 148th Series	b,c	0.10%		07/07/11	5,800,000	5,800,000

Consolidated Bonds 152nd Series	b,c	0.18%		07/07/11	28,540,000	28,540,000

Triborough Bridge & Tunnel Auth
Sub Refunding RB Series 2002E	b,c	0.10%		07/07/11	2,360,000	2,360,000

						538,125,000

North Carolina 0.6%
Charlotte-Mecklenburg Hospital Auth
Refunding RB (Carolinas HealthCare) Series 2008A&2011A	a,b,c	0.10%		07/07/11	3,605,000	3,605,000

Hertford Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Nucor) Series 2000A		0.30%		07/07/11	26,500,000	26,500,000

Mecklenburg Cnty
GO Refunding Bonds Series 2009D	d	0.19%		01/26/12	19,320,000	19,320,000

North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health) Series 2006	a,b,c	0.10%		07/07/11	28,755,000	28,755,000

Piedmont Triad Airport Auth
Airport RB Series 2008B	a	0.08%		07/07/11	3,590,000	3,590,000

See financial notes 37

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Rowan Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Taylor Clay Products) Series 2007A	a	0.23%		07/07/11	7,180,000	7,180,000

						88,950,000

North Dakota 0.2%
North Dakota HFA
Home Mortgage Finance Program Series 2005A	b	0.10%		07/07/11	23,100,000	23,100,000

Home Mortgage Finance Program Series 2009B	b	0.11%		07/07/11	8,480,000	8,480,000

						31,580,000

Ohio 0.8%
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Asset-Backed Bonds Series 2007A2	a,b,c	0.08%		07/07/11	55,835,000	55,835,000

Cleveland-Cuyahoga Cnty Port Auth
Development Refunding RB (Judson) Series 2005A	a	0.10%		07/07/11	21,005,000	21,005,000

Development Refunding RB (Judson) Series 2005B	a	0.10%		07/07/11	7,735,000	7,735,000

Columbus Regional Airport Auth
Airport Refunding RB Series 2007	a,b,c	0.08%		07/07/11	5,000,000	5,000,000

Franklin Cnty
Hospital Facilities RB (OhioHealth Corp) Series 2011A	b,c	0.10%		07/07/11	2,330,000	2,330,000

Ohio
Hospital Refunding RB (Cleveland Clinic Health) Series 2009A	b,c	0.09%		07/07/11	7,000,000	7,000,000

Hospital Refunding RB (Cleveland Clinic Health) Series 2009A	b,c	0.10%		07/07/11	3,485,000	3,485,000

Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic Health)		0.03%		07/01/11	3,650,000	3,650,000

						106,040,000

Oklahoma 0.0%
Oklahoma Development Finance Auth
RB (Shawnee Funding) Series 1996	a	0.13%		07/07/11	3,100,000	3,100,000

Oregon 0.1%
Multnomah Cnty Hospital Facilities Auth
RB (Providence Health System) Series 2004	b,c	0.15%		07/07/11	5,895,000	5,895,000

Oregon Housing & Community Services Dept
S/F Mortgage RB Series 2008I	b	0.09%		07/07/11	3,600,000	3,600,000

						9,495,000

Pennsylvania 1.5%
Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a	0.33%		07/07/11	1,555,000	1,555,000

Butler Cnty General Auth
School RB (Butler Area SD) Series 2007	a,b,c	0.09%		07/07/11	2,395,000	2,395,000

Butler Cnty IDA
RB (Butler Cnty Family YMCA) Series 2005	a	0.13%		07/07/11	5,690,000	5,690,000

Crawford Cnty IDA
RB (Greenleaf Corp) Series 2007	a	0.15%		07/07/11	6,800,000	6,800,000

Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania) Series 2005A	a,b,c	0.14%		07/07/11	9,635,000	9,635,000

Erie Cnty Hospital Auth
RB (St. Vincent Health Center) Series 2010B	a	0.14%		07/07/11	7,010,000	7,010,000

Montgomery Cnty IDA
RB (Waverly Heights) Series 2009	a	0.10%		07/07/11	7,000,000	7,000,000

38 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts) Series 2001A	a	0.09%		07/07/11	1,370,000	1,370,000

North Hampton Cnty
RB (Binney & Smith) Series 1997B	a	0.38%		07/07/11	600,000	600,000

Pennsylvania Economic Development Financing Auth
RB (Amtrak) Series 2001B	a	0.12%		07/07/11	5,310,000	5,310,000

Pennsylvania Energy Development Auth
RB (B&W Ebensburg) Series 1986	a	0.12%		07/07/11	580,000	580,000

Pennsylvania HFA
S/F Mortgage RB Series 2002-73A&74B	b,c	0.20%		07/07/11	2,140,000	2,140,000

S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A	b,c	0.12%		07/07/11	8,376,391	8,376,391

S/F Mortgage RB Series 2006-95A	b,c	0.15%		07/07/11	2,400,000	2,400,000

S/F Mortgage RB Series 2006-99A, 2007-99A&100A	b,c	0.15%		07/07/11	26,965,000	26,965,000

Pennsylvania Higher Educational Facilities Auth
RB (Drexel Univ) Series 2005C	a,b,c	0.10%		07/07/11	3,430,000	3,430,000

RB (Univ of Pennsylvania) Series 2011A	b,c	0.09%		07/07/11	4,120,000	4,120,000

Pennsylvania State Turnpike Commission
Turnpike RB Series 2004A	a,b,c	0.10%		07/07/11	28,215,000	28,215,000

Turnpike RB Series 2011C1	a,b,c	0.09%		07/07/11	8,000,000	8,000,000

Philadelphia
Airport RB Series 2007A	a,b,c	0.10%		07/07/11	20,060,000	20,060,000

Airport Refunding RB Series 2007B	a,b,c	0.10%		07/07/11	2,845,000	2,845,000

Philadelphia IDA
RB (Fox Chase Cancer Center) Series 2007B	a,b,c	0.06%		07/07/11	17,795,000	17,795,000

RB (Philadelphia Protestant Home) Series 2008	a	0.11%		07/07/11	1,170,000	1,170,000

Philadelphia Redevelopment Auth
Qualified Redevelopment RB Series 2005B	a,b,c	0.10%		07/07/11	30,170,000	30,170,000

						203,631,391

Rhode Island 0.1%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds Series 56A	b,c	0.15%		07/07/11	9,045,000	9,045,000

Homeownership Opportunity Bonds Series 58A	b,c	0.13%		07/07/11	7,895,000	7,895,000

						16,940,000

South Carolina 0.7%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD) Series 2006	b,c	0.09%		07/07/11	9,615,000	9,615,000

Greenville
IDRB (Stevens Aviation Technical Services) Series 1997	a	0.28%		07/07/11	8,300,000	8,300,000

South Carolina Housing Finance & Development Auth
M/F Rental Housing Refunding RB (Fairway Apts) Series 2001A	a	0.14%		07/07/11	7,735,000	7,735,000

Mortgage RB Series 2006A2	b,c	0.13%		07/07/11	10,945,000	10,945,000

South Carolina Jobs Economic Development Auth
IRB (SC Electric & Gas) Series 2008	a	0.14%		07/07/11	7,000,000	7,000,000

IRB (South Carolina Generating) Series 2008	a	0.14%		07/07/11	4,600,000	4,600,000

RB (Holcim) Series 2003	a	0.19%		07/07/11	25,000,000	25,000,000

RB (Innovative Fibers) Series 2007	a	0.18%		07/07/11	5,900,000	5,900,000

South Carolina Public Service Auth
Revenue Obligations Series 2004A	b,c	0.10%		07/07/11	23,760,000	23,760,000

						102,855,000

See financial notes 39

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

South Dakota 0.8%
South Dakota Health & Educational Facilities Auth
RB (Avera Health) Series 2008A1	a	0.11%		07/07/11	34,950,000	34,950,000

South Dakota Housing Development Auth
Homeownership Mortgage Bonds Series 2003B&H, 2004B&2005B	b,c	0.21%		07/07/11	3,020,000	3,020,000

Homeownership Mortgage Bonds Series 2003I	b	0.10%		07/07/11	7,820,000	7,820,000

Homeownership Mortgage Bonds Series 2004G	b	0.11%		07/07/11	9,000,000	9,000,000

Homeownership Mortgage Bonds Series 2005C	b	0.10%		07/07/11	41,000,000	41,000,000

Homeownership Mortgage Bonds Series 2005K	b,c	0.15%		07/07/11	5,970,000	5,970,000

Homeownership Mortgage Bonds Series 2008C	b	0.09%		07/07/11	5,000,000	5,000,000

M/F Housing RB (Harmony Heights) Series 2001	a	0.13%		07/07/11	6,500,000	6,500,000

						113,260,000

Tennessee 3.8%
Blount Cnty Public Building Auth
Local Government Public Improvement Bonds Series E5B	a	0.10%		07/07/11	6,345,000	6,345,000

Chattanooga IDB
Lease Rental Refunding RB Series 2007	b,c	0.12%		07/07/11	11,310,000	11,310,000

Clarksville Public Building Auth
Pooled Financing RB (TN Municipal Bond Fund) Series 1997	a	0.13%		07/07/11	1,510,000	1,510,000

Grundy Cnty IDB
Limited Obligation RB (Toyo Seat USA) Series 2001	a	0.24%		07/07/11	1,100,000	1,100,000

Jackson Energy Auth
Wastewater System Refunding RB Series 2009	a	0.09%		07/07/11	9,000,000	9,000,000

Jackson Health, Educational & Housing Facility Board
M/F Housing RB (Patrician Terrace Apts) Series 2005	a	0.11%		07/07/11	2,200,000	2,200,000

Memphis & Shelby Cnty IDB
Exempt Facilities RB (Nucor) Series 2007		0.11%		07/07/11	28,000,000	28,000,000

Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing RB (Burning Tree Apts) Series 2005	a	0.11%		07/07/11	8,060,000	8,060,000

M/F Housing RB (Jackson Grove Apts) Series 2006A	a	0.12%		07/07/11	10,000,000	10,000,000

M/F Housing Refunding RB (Brentwood Oaks Apts) Series 1991	a	0.10%		07/07/11	11,320,000	11,320,000

Metro Government of Nashville & Davidson Cnty IDB
RB (Nashville Symphony Hall) Series 2004	a	0.09%		07/07/11	15,395,000	15,395,000

Montgomery Cnty Public Building Auth
Pooled Financing RB (TN Cnty Loan Pool) Series 1995	a,c	0.16%		07/07/11	1,535,000	1,535,000

Pooled Financing RB (TN Cnty Loan Pool) Series 1997	a	0.13%		07/07/11	12,310,000	12,310,000

Municipal Energy Acquisition Corp
Gas RB Series 2006A	a,b,c,f	0.14%		07/07/11	109,740,000	109,740,000

Gas RB Series 2006B	a,b,c,f	0.14%		07/07/11	131,330,000	131,330,000

Sevier Cnty Public Building Auth
Public Improvement Bonds Series VA1	a	0.19%		07/07/11	12,700,000	12,700,000

Shelby Cnty Health, Educational & Housing Facilities Board
RB (Methodist Healthcare) Series 2004B	a,b,c	0.14%		07/07/11	7,495,000	7,495,000

RB (Rhodes College) Series 2000	a	0.10%		07/07/11	8,820,000	8,820,000

Tennergy Corp
Gas RB Series 2006A	a,b,c,f	0.14%		07/07/11	138,550,000	138,550,000

						526,720,000

40 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Texas 8.5%
Caddo Mills ISD
Unlimited Tax Bonds Series 2007	a,b,c	0.08%		07/07/11	5,205,000	5,205,000

Calhoun Port Auth
Environmental Facilities RB (Formosa Plastics) Series 2008	a	0.11%		07/07/11	10,000,000	10,000,000

Clear Creek ISD
Unlimited Tax Refunding Bonds Series 2008	a,b,c	0.09%		07/07/11	16,685,000	16,685,000

Unlimited Tax Refunding Bonds Series 2008A	a,b,c	0.15%		07/07/11	5,000,000	5,000,000

Cypress-Fairbanks ISD
Unlimited Tax Refunding GO Bonds Series 2001	a,b,c	0.09%		07/07/11	6,650,000	6,650,000

Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008	b,c	0.09%		07/07/11	22,100,000	22,100,000

Sr Lien Sales Tax Refunding RB Series 2007	b,c	0.18%		07/07/11	14,495,000	14,495,000

Denton ISD
Unlimited Tax Refunding GO Bonds Series 2006	a,b,c	2.28%		07/07/11	6,625,000	6,625,000

El Paso Cnty Hospital District
GO Bonds Series 2008A	b,c	0.12%		07/07/11	13,395,000	13,395,000

Frisco ISD
Unlimited Tax GO Refunding Bonds Series 2011A	a,b,c	0.09%		07/07/11	6,310,000	6,310,000

Grand Prairie IDA
IDRB (NTA Leasing) Series 1994	a	0.14%		07/07/11	440,000	440,000

Gulf Coast Waste Disposal Auth
Environmental Facilities RB (ExxonMobil) Series 2000		0.02%		07/01/11	19,000,000	19,000,000

Environmental Facilities RB (ExxonMobil) Series 2001A		0.02%		07/01/11	19,000,000	19,000,000

Hale Cnty Industrial Development Corp
Economic Development RB (Silverado Developments) Series 2008	a	0.24%		07/07/11	5,400,000	5,400,000

IDRB (White River Ranch) Series 2004	a	0.19%		07/07/11	4,000,000	4,000,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital Refunding RB (Memorial Hermann Healthcare) Series 2010B	a,b,c	0.09%		07/07/11	11,000,000	11,000,000

Harris Cnty Health Facilities Development Corp
Health Care System RB (Sisters of Charity of the Incarnate Word) Series 1997B	a,b,c	2.25%		07/07/11	9,370,000	9,370,000

RB (Methodist Hospital System) Series 2008A2		0.03%		07/01/11	4,865,000	4,865,000

Harris Cnty Housing Finance Corp
M/F Housing RB (Dominion Square Apts) Series 2000	a	0.33%		07/07/11	2,825,000	2,825,000

M/F Housing RB (Village At Cornerstone Apts) Series 2004	a	0.11%		07/07/11	7,940,000	7,940,000

Houston
Airport System Sub Lien Refunding RB Series 2007B	a,b,c	0.08%		07/07/11	27,955,000	27,955,000

First Lien Refunding RB Series 2004A	a,b,c	0.09%		07/07/11	23,795,000	23,795,000

First Lien Refunding RB Series 2009A	b,c	0.09%		07/07/11	4,500,000	4,500,000

Jr Lien Refunding RB Series 1998A	b,c	0.08%		07/07/11	155,000	155,000

Houston Community College
Maintenance Tax Notes Series 2008	a,b,c	0.08%		07/07/11	4,115,000	4,115,000

Houston ISD
Limited Tax Bonds Series 2008	a,b,c	0.09%		07/07/11	14,895,000	14,895,000

Houston Port Auth
Unlimited Tax Refunding Bonds Series 2008A	b,c	0.19%		07/07/11	12,610,000	12,610,000

Jewett Economic Development Corp
IDRB (Nucor Corp) Series 2003		0.11%		07/07/11	6,200,000	6,200,000

Klein ISD
Unlimited Tax GO Bonds Series 2011	a,b,c	0.10%		07/07/11	5,000,000	5,000,000

See financial notes 41

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics) Series 1990	a	0.13%		07/07/11	13,600,000	13,600,000

Lower Colorado River Auth
Refunding RB Series 1999A	a,b,c	0.10%		07/07/11	4,340,000	4,340,000

Lower Neches Valley Auth
Exempt Facilities Refunding RB (ExxonMobil) Series 2001A		0.02%		07/01/11	8,120,000	8,120,000

Exempt Facilities Refunding RB (ExxonMobil) Series 2001B		0.02%		07/01/11	8,900,000	8,900,000

Exempt Facilities Refunding RB (ExxonMobil) Series 2001B2	a	0.02%		07/01/11	16,780,000	16,780,000

New Caney ISD
Unlimited Tax Bonds Series 2006	a,b,c	0.10%		07/07/11	6,595,000	6,595,000

North Central Texas Health Facilities Development Corp
Hospital RB (Children’s Medical Center of Dallas) Series 2009	b,c	0.09%		07/07/11	17,490,000	17,490,000

North East ISD
Unlimited Tax Bonds Series 2007A	a,b,c	0.08%		07/07/11	5,475,000	5,475,000

Unlimited Tax Bonds Series 2007A	a,b,c	0.09%		07/07/11	9,045,000	9,045,000

Unlimited Tax Refunding Bonds Series 2007	a,b,c	0.19%		07/07/11	28,535,000	28,535,000

Unlimited Tax Refunding Bonds Series 2007	a,b,c	2.25%		07/07/11	4,135,000	4,135,000

North Texas Tollway Auth
Special Projects System RB Series 2011A	b,c	0.09%		07/07/11	20,000,000	20,000,000

System Refunding RB Series 2008D	a,b,c	0.08%		07/07/11	98,332,000	98,332,000

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A3	b,c	0.14%		07/07/11	4,405,000	4,405,000

Student Loan RB Series 2010-1A4	b,c	0.14%		07/07/11	28,520,000	28,520,000

Parmer Cnty Industrial Development Corp
RB (Visser Family Trust) Series 2008	a	0.19%		07/07/11	1,600,000	1,600,000

Port Arthur Navigation District Industrial Development Corp
RB (TOTAL Petrochemicals USA) Series 2010A		0.09%		07/07/11	32,000,000	32,000,000

RB (TOTAL Petrochemicals USA) Series 2011		0.09%		07/07/11	17,000,000	17,000,000

Port of Port Arthur Navigation District
Environmental Facilities RB (Motiva Enterprises) Series 2009A		0.04%		07/01/11	44,750,000	44,750,000

Environmental Facilities RB (Motiva Enterprises) Series 2009B		0.04%		07/01/11	1,000,000	1,000,000

Environmental Facilities RB (Motiva Enterprises) Series 2010D		0.04%		07/01/11	57,400,000	57,400,000

RB (TOTAL Petrochemicals USA) Series 2009		0.09%		07/07/11	8,000,000	8,000,000

Red River Education Finance Corp
Higher Education RB (Texas Christian Univ) Series 2007	a,b,c	0.08%		07/07/11	8,600,000	8,600,000

Round Rock ISD
Unlimited Tax Bonds Series 2007	a,b,c	0.12%		07/07/11	11,055,000	11,055,000

San Antonio
Electric & Gas System Refunding RB New Series 2009A	b,c	0.09%		07/07/11	9,020,000	9,020,000

Water System Refunding RB Series 2005	b,c	0.10%		07/07/11	18,555,000	18,555,000

San Antonio ISD
Unlimited Tax Refunding Bonds Series 2001B	a,b,c	0.09%		07/07/11	4,900,000	4,900,000

San Jacinto Community College District
Limited Tax GO Bonds Series 2008	b,c	0.09%		07/07/11	7,500,000	7,500,000

Southeast Housing Finance Corp
M/F Housing RB (Piedmont Apts) Series 2006	a	0.10%		07/07/11	13,680,000	13,680,000

Spring Branch ISD
Limited Tax Bonds Series 2008	a,b,c	0.09%		07/07/11	1,500,000	1,500,000

Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Health Care) Series 2011B	d	0.22%		01/26/12	10,000,000	10,000,000

Hospital RB (Baylor Health Care) Series 2011C	a	0.07%		07/07/11	3,500,000	3,500,000

Refunding RB (Texas Health Resources) Series 2007A	b,c	0.15%		07/07/11	7,615,000	7,615,000

42 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Texas
GO Bonds Series 2004B	b	0.10%		07/07/11	19,330,000	19,330,000

GO Refunding Bonds Series 2006	b	0.11%		07/07/11	67,155,000	67,155,000

Texas Dept of Housing & Community Affairs
Housing Refunding RB (Addison Park Apts) Series 2008	a	0.16%		07/07/11	13,590,000	13,590,000

M/F Housing RB (Atascocita Pines Apts) Series 2005	a	0.11%		07/07/11	11,500,000	11,500,000

M/F Housing RB (Bristol Apts) Series 2004	a	0.11%		07/07/11	8,200,000	8,200,000

M/F Housing RB (Creek Point Apts) Series 2000	a	0.12%		07/07/11	6,060,000	6,060,000

M/F Housing RB (Montgomery Pines Apts) Series 2004	a	0.11%		07/07/11	11,900,000	11,900,000

M/F Housing RB (Pinnacle Apts) Series 2004	a	0.10%		07/07/11	6,900,000	6,900,000

M/F Housing RB (Tower Ridge Apts) Series 2005	a	0.16%		07/07/11	15,000,000	15,000,000

M/F Housing Refunding RB (Alta Cullen Apts) Series 2008	a	0.11%		07/07/11	12,700,000	12,700,000

S/F Mortgage RB Series 2007B	b,c	0.14%		07/07/11	10,000,000	10,000,000

Texas Transportation Commission
GO Mobility Fund Bonds Series 2005A	b,c	0.09%		07/07/11	3,790,000	3,790,000

GO Mobility Fund Bonds Series 2006	b,c	0.15%		07/07/11	8,750,000	8,750,000

GO Mobility Fund Bonds Series 2007	b,c	0.09%		07/07/11	64,700,000	64,700,000

GO Mobility Fund Bonds Series 2007	b,c	0.15%		07/07/11	10,841,000	10,841,000

State Highway Fund First Tier RB Series 2006B	b	0.11%		07/07/11	25,700,000	25,700,000

Texas Water Development Board
State Revolving Fund Sub Lien RB Series 2007A	b	0.04%		07/01/11	10,000,000	10,000,000

Water Financial Assistance GO Bonds Series 2007D	b,c	0.10%		07/07/11	5,800,000	5,800,000

Trinity River Auth
Solid Waste Disposal RB (Community Waste Disposal) Series 1999	a	0.16%		07/07/11	1,540,000	1,540,000

Univ of North Texas
Revenue Financing System Bonds Series 2007	a,b,c	0.08%		07/07/11	12,780,000	12,780,000

Univ of Texas
Revenue Financing System Bonds Series 2008B		0.03%		07/07/11	36,700,000	36,700,000

						1,184,413,000

Utah 0.2%
Clearfield
M/F Housing Refunding RB (Oakstone Apts) Series 2008	a	0.12%		07/07/11	12,100,000	12,100,000

Salt Lake Cnty Housing Auth
M/F Housing Refunding RB (Bridgeside Landing Apts) Series 2008	a	0.12%		07/07/11	14,225,000	14,225,000

Utah Transit Auth
Sales Tax RB Series 2008A	b,c	0.15%		07/07/11	3,160,000	3,160,000

						29,485,000

Vermont 0.1%
Vermont Economic Development Auth
IDRB (Agri-Mark) Series 1999A	a	0.19%		07/07/11	17,000,000	17,000,000

IDRB (Agri-Mark) Series 1999B	a	0.19%		07/07/11	1,000,000	1,000,000

						18,000,000

Virginia 0.5%
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2010A1	d	0.21%		01/26/12	6,000,000	6,000,000

Harrisonburg Redevelopment & Housing Auth
M/F Housing RB (Woodman West Apts) Series 2008	a	0.12%		07/07/11	9,950,000	9,950,000

See financial notes 43

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
King George Cnty
Solid Waste Disposal Facility RB (Garnet) Series 1996	a	0.12%		07/07/11	3,700,000	3,700,000

Newport News IDA
RB (CNU Warwick Student Apts) Series 2004	a	0.12%		07/07/11	3,865,000	3,865,000

Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Healthcare) Series 2010B	d	0.21%		01/26/12	10,905,000	10,905,000

Southeastern Public Service Auth
Sr Parity RB (Regional Solid Waste System) Series 2007A	a	0.13%		07/07/11	12,825,000	12,825,000

Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2001H1	b,c	0.12%		07/07/11	6,315,000	6,315,000

Commonwealth Mortgage Bonds Series 2005C1	b,c	0.15%		07/07/11	5,100,000	5,100,000

Virginia Port Auth
Port Facilities RB Series 2006	a,b,c	0.14%		07/07/11	6,285,000	6,285,000

						64,945,000

Washington 3.3%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A	b,c	0.09%		07/07/11	4,330,000	4,330,000

Chelan Cnty Public Utility District No.1
RB (Chelan Hydro Consolidated System) Series 2001A	b,c	0.17%		07/07/11	1,500,000	1,500,000

RB (Chelan Hydro Consolidated System) Series 2001A&B & Refunding RB Series 2001C	b,c	0.21%		07/07/11	9,970,000	9,970,000

Douglas Cnty Development Corp
RB (Executive Flight) Series 1998	a	0.40%		07/07/11	5,100,000	5,100,000

King Cnty
Limited Tax GO Bonds Series 2010B	b	0.05%		07/07/11	23,200,000	23,200,000

Sewer RB Second Series 2006	b,c	0.15%		07/07/11	10,000,000	10,000,000

Sewer RB Series 2002A	b,c	0.10%		07/07/11	10,000,000	10,000,000

Sewer RB Series 2007	b,c	0.09%		07/07/11	31,250,000	31,250,000

Sewer RB Series 2011	b,c	0.09%		07/07/11	2,200,000	2,200,000

Olympia
Solid Waste RB (LeMay Enterprises) Series 1999	a	0.11%		07/07/11	2,120,000	2,120,000

Pierce Cnty Economic Development Corp
IDRB (McFarland Cascade) Series 1996	a	0.13%		07/07/11	3,945,000	3,945,000

Port of Seattle
RB Series 2003B	b,c	0.21%		07/07/11	5,140,000	5,140,000

RB Series 2007B	b,c	0.15%		07/07/11	5,775,000	5,775,000

Sub Lien Refunding RB Series 2008	a	0.12%		07/07/11	2,800,000	2,800,000

Seattle
Drainage & Wastewater RB 2008	b,c	0.09%		07/07/11	8,090,000	8,090,000

Seattle Housing Auth
RB (CHHIP & HRG Projects) Series 1996	a	0.13%		07/07/11	2,885,000	2,885,000

Washington
GO Bonds Series 2003C	b,c	0.10%		07/07/11	6,685,000	6,685,000

GO Bonds Series 2007A	b,c	0.09%		07/07/11	5,445,000	5,445,000

GO Bonds Series 2007C	b,c	0.09%		07/07/11	11,690,000	11,690,000

GO Bonds Series 2008C	b,c	0.08%		07/07/11	4,910,000	4,910,000

GO Bonds Series 2009E	b,c	0.09%		07/07/11	5,000,000	5,000,000

GO Bonds Series 2011B	b,c	0.09%		07/07/11	4,000,000	4,000,000

Motor Vehicle Fuel Tax GO Bonds Series 2006E	b,c	0.08%		07/07/11	6,100,000	6,100,000

Motor Vehicle Fuel Tax GO Bonds Series 2008B	b,c	0.09%		07/07/11	25,010,000	25,010,000

Motor Vehicle Fuel Tax GO Bonds Series R2010C	b,c	0.09%		07/07/11	6,390,000	6,390,000

44 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Washington Economic Development Finance Auth
Solid Waste Disposal RB (Heirborne Investments) Series 2006K	a	0.17%		07/07/11	5,330,000	5,330,000

Solid Waste Disposal RB (Lemay Enterprises) Series 2005B	a	0.13%		07/07/11	10,585,000	10,585,000

Solid Waste Disposal RB (Specialty Chemical Products) Series 2007	a	0.16%		07/07/11	20,800,000	20,800,000

Solid Waste Disposal RB (Waste Management) Series 2000C	a	0.13%		07/07/11	17,900,000	17,900,000

Solid Waste Disposal RB (Waste Management) Series 2000H	a	0.13%		07/07/11	13,650,000	13,650,000

Solid Waste Disposal RB (Waste Management) Series 2000I	a	0.13%		07/07/11	18,885,000	18,885,000

Washington Health Care Facilities Auth
RB (Catholic Health Initiatives) Series 2008D	b,c	0.09%		07/07/11	7,505,000	7,505,000

RB (Children’s Hospital & Regional Medical Center) Series 2008A	a	0.11%		07/07/11	8,610,000	8,610,000

RB (Providence Health & Services) Series 2010A	b,c	0.14%		07/07/11	7,100,000	7,100,000

RB (Yakima Valley Farm Workers Clinic) Series 1997	a	0.80%		07/07/11	700,000	700,000

Washington Higher Education Facilities Auth
Refunding RB (Univ of Puget Sound) Series 2006A	a	0.12%		07/07/11	7,265,000	7,265,000

Washington State Housing Finance Commission
M/F Housing RB (Anchor Village Apts) Series 1997	a	0.11%		07/07/11	10,750,000	10,750,000

M/F Housing RB (Brittany Park Phase II) Series 1998A	a	0.12%		07/07/11	3,480,000	3,480,000

M/F Housing RB (Brittany Park) Series 1996A	a	0.12%		07/07/11	8,930,000	8,930,000

M/F Housing RB (Fairwinds Redmond) Series 2005A	a	0.10%		07/07/11	7,500,000	7,500,000

M/F Housing RB (Forest Creek Apts) Series 2006	a	0.11%		07/07/11	13,680,000	13,680,000

M/F Housing RB (Highlander Apts) Series 2004A	a	0.11%		07/07/11	7,000,000	7,000,000

M/F Housing RB (Lakewood Meadows Apts) Series 2000A	a	0.15%		07/07/11	6,280,000	6,280,000

M/F Housing RB (Merrill Gardens) Series 1997A	a	0.12%		07/07/11	6,125,000	6,125,000

M/F Housing RB (Parkview Apts) Series 2008	a	0.14%		07/07/11	3,060,000	3,060,000

M/F Housing RB (Rainier Court Apts) Series 2003A	a	0.11%		07/07/11	12,750,000	12,750,000

M/F Housing RB (Seasons Apts) Series 2006	a	0.15%		07/07/11	19,940,000	19,940,000

M/F Housing RB (Silver Creek Apts) Series 2004	a	0.11%		07/07/11	4,100,000	4,100,000

M/F Housing RB (Vintage at Burien) Series 2004A	a	0.12%		07/07/11	6,570,000	6,570,000

M/F Housing RB (Vintage at Chehalis Sr Living) Series 2006	a	0.12%		07/07/11	8,190,000	8,190,000

M/F Housing RB (Woodrose Apts) Series 1999A	a	0.12%		07/07/11	6,750,000	6,750,000

M/F Mortgage RB (Canyon Lakes) Series 1993	a	0.12%		07/07/11	3,575,000	3,575,000

M/F Mortgage RB (Meridian Court Apts) Series 1996	a	0.12%		07/07/11	6,700,000	6,700,000

M/F RB (Cedar Ridge Retirement) Series 2005A	a	0.12%		07/07/11	4,030,000	4,030,000

Yakima Cnty
IDRB (Cowiche Growers) Series 1998	a	0.45%		07/07/11	700,000	700,000

						461,975,000

West Virginia 0.3%
Cabell Cnty
Univ Facilities RB (Provident Group-Marshall Properties) Series 2010A	a	0.09%		07/07/11	19,995,000	19,995,000

West Virginia Housing Development Fund
HFA Bonds Series 2008B	b	0.09%		07/07/11	10,000,000	10,000,000

West Virginia Water Development Auth
Water Development RB Series 2005A	a,b,c	0.08%		07/07/11	9,155,000	9,155,000

						39,150,000

See financial notes 45

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Wisconsin 0.8%
Brokaw
Sewage & Solid Waste RB (Wausau Paper Mills) Series 1995	a	0.34%		07/07/11	9,500,000	9,500,000

Oostburg
IDRB (Dutchland Plastics) Series 2007	a	0.12%		07/07/11	6,410,000	6,410,000

Red Cedar
IDRB (Fairmount Minerals) Series 2007	a	0.14%		07/07/11	10,000,000	10,000,000

Waukesha Cnty Housing Auth
Housing RB (Alta Mira) Series 2004	a	0.09%		07/07/11	6,200,000	6,200,000

Wisconsin
GO Bonds Series 2006C	b,c	0.15%		07/07/11	5,525,000	5,525,000

Wisconsin Health & Educational Facilities Auth
RB (Upland Hills Health) Series 2006C	a	0.12%		07/07/11	9,850,000	9,850,000

Refunding RB (Reedsburg Area Medical Center) Series 2010B	a	0.10%		07/07/11	15,000,000	15,000,000

Wisconsin Housing & Economic Development Auth
Homeownership RB Series 2003C	b	0.13%		07/07/11	18,475,000	18,475,000

Homeownership RB Series 2005C	b	0.10%		07/07/11	4,000,000	4,000,000

Homeownership RB Series 2006E	b,c	0.15%		07/07/11	1,900,000	1,900,000

Housing RB Series 2007C	b	0.20%		07/07/11	3,730,000	3,730,000

Housing RB Series 2008A	b	0.20%		07/07/11	6,250,000	6,250,000

Housing RB Series 2008D	b	0.20%		07/07/11	4,300,000	4,300,000

Housing RB Series 2008E	b	0.20%		07/07/11	3,060,000	3,060,000

Housing RB Series 2009A	b	0.07%		07/07/11	14,015,000	14,015,000

						118,215,000

Wyoming 0.6%
Green River
RB (Rhone-Poulenc) Series 1994	a	0.24%		07/07/11	11,400,000	11,400,000

Lincoln Cnty
Pollution Control RB (Exxon) Series 1987A		0.02%		07/01/11	5,600,000	5,600,000

Wyoming Community Development Auth
Housing RB 2004 Series 11	b	0.09%		07/07/11	5,000,000	5,000,000

Housing RB 2004 Series 6	b	0.09%		07/07/11	5,000,000	5,000,000

Housing RB 2004 Series 9	b	0.09%		07/07/11	5,000,000	5,000,000

Housing RB 2005 Series 2	b	0.09%		07/07/11	8,000,000	8,000,000

Housing RB 2005 Series 7	b	0.09%		07/07/11	8,000,000	8,000,000

Housing RB 2007 Series 10	b,c	0.19%		07/07/11	11,835,000	11,835,000

Housing RB 2007 Series 2	b	0.09%		07/07/11	6,000,000	6,000,000

Wyoming Student Loan Corp
Refunding RB Sr Series 2010A1	a	0.09%		07/07/11	1,185,000	1,185,000

Refunding RB Sr Series 2010A3	a	0.09%		07/07/11	20,000,000	20,000,000

						87,020,000

Other Investments 10.7%
BlackRock Municipal Intermediate Duration Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.24%		07/07/11	65,600,000	65,600,000

BlackRock MuniEnhanced Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	30,000,000	30,000,000

BlackRock MuniHoldings Investment Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%	07/01/11	07/07/11	44,000,000	44,000,000

46 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
BlackRock MuniHoldings New Jersey Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%	07/01/11	07/07/11	42,000,000	42,000,000

BlackRock MuniHoldings New York Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%	07/01/11	07/07/11	61,100,000	61,100,000

BlackRock MuniYield Arizona Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	6,200,000	6,200,000

BlackRock MuniYield Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%	07/01/11	07/07/11	50,000,000	50,000,000

BlackRock MuniYield Michigan Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	24,600,000	24,600,000

BlackRock MuniYield Michigan Quality Fund II
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	13,400,000	13,400,000

BlackRock MuniYield New Jersey Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	15,500,000	15,500,000

BlackRock MuniYield New York Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	38,000,000	38,000,000

BlackRock MuniYield Quality Fund III
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	23,500,000	23,500,000

Nuveen Dividend Advantage Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2	a,c	0.26%		07/07/11	98,000,000	98,000,000

Nuveen Insured Municipal Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	150,000,000	150,000,000

Nuveen Insured New York Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2	a,c	0.23%		07/07/11	29,000,000	29,000,000

Nuveen Insured Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2	a,c	0.26%		07/07/11	119,500,000	119,500,000

Nuveen Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	24,000,000	24,000,000

Nuveen Municipal Advantage Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		07/07/11	177,400,000	177,400,000

Nuveen Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	80,000,000	80,000,000

Nuveen New Jersey Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	30,000,000	30,000,000

Nuveen New Jersey Premium Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	20,000,000	20,000,000

Nuveen New York Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	20,000,000	20,000,000

Nuveen New York Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		07/07/11	20,000,000	20,000,000

Nuveen New York Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	31,000,000	31,000,000

Nuveen New York Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	31,000,000	31,000,000

Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	14,000,000	14,000,000

Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	12,000,000	12,000,000

Nuveen Premier Insured Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	24,000,000	24,000,000

Nuveen Premier Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	14,000,000	14,000,000

Nuveen Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	57,000,000	57,000,000

See financial notes 47

 Schwab Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Nuveen Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.24%		07/07/11	100,000,000	100,000,000

Nuveen Select Quality Muncipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	32,000,000	32,000,000

						1,496,800,000

Total Variable-Rate Securities
(Cost $10,506,894,668)						10,506,894,668

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $13,931,867,338.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $6,561,856,668 or 47.0% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $85,945,000 or 0.6% of net assets.
e	Delayed-delivery security.
f	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

48 See financial notes

 Schwab Municipal Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$13,931,867,338
Cash		214,993
Receivables:
Investments sold		196,837,230
Fund shares sold		19,849,963
Interest		15,670,991
Prepaid expenses	+	15,695

Total assets		14,164,456,210

Liabilities

Payables:
Investments bought		77,376,434
Investment adviser and administrator fees		248,591
Fund shares redeemed		110,818,981
Distributions to shareholders		77,725
Accrued expenses	+	30,224

Total liabilities		188,551,955

Net Assets

Total assets		14,164,456,210
Total liabilities	−	188,551,955

Net assets		$13,975,904,255

Net Assets by Source
Capital received from investors		13,974,779,309
Net realized capital gains		1,124,946

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$9,901,895,462		9,901,567,347		$1.00
Value Advantage Shares	$1,005,531,883		1,005,489,248		$1.00
Select Shares	$605,190,063		605,162,018		$1.00
Institutional Shares	$2,463,286,847		2,463,191,341		$1.00

See financial notes 49

 Schwab Municipal Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$25,008,001

Expenses

Investment adviser and administrator fees		22,319,082
Shareholder service fees:
Sweep Shares		17,019,907
Value Advantage Shares		1,190,197
Select Shares		709,764
Institutional Shares		2,932,737
Portfolio accounting fees		209,315
Registration fees		178,280
Custodian fees		146,633
Shareholder reports		123,386
Professional fees		45,668
Trustees’ fees		38,990
Transfer agent fees		25,009
Interest expense		2,850
Other expenses	+	197,438

Total expenses		45,139,256
Expense reduction by CSIM and/or Schwab	−	22,246,921
Custody credits	−	556

Net expenses	−	22,891,779

Net investment income		2,116,222

Realized Gains (Losses)

Net realized gains on investments		1,124,946

Increase in net assets resulting from operations		$3,241,168

50 See financial notes

 Schwab Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$2,116,222	$4,912,442
Net realized gains	+	1,124,946	1,550,646

Increase in net assets from operations		3,241,168	6,463,088

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(486,315)	(982,652)
Value Advantage Shares		(54,106)	(151,204)
Select Shares		(51,155)	(97,650)
Institutional Shares	+	(1,524,646)	(3,680,936)

Total distributions from net investment income		(2,116,222)	(4,912,442)

Distributions from net realized gains
Sweep Shares		—	(1,084,239)
Value Advantage Shares		—	(131,628)
Select Shares		—	(78,360)
Institutional Shares	+	—	(310,310)

Total distributions from net realized gains		—	(1,604,537)

Total distributions		(2,116,222)	(6,516,979)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		19,124,323,899	37,998,142,118
Value Advantage Shares		134,438,611	431,694,484
Select Shares		108,369,249	242,839,916
Institutional Shares	+	1,278,082,336	2,057,033,605

Total shares sold		20,645,214,095	40,729,710,123

Shares Reinvested
Sweep Shares		417,811	2,020,612
Value Advantage Shares		42,850	245,216
Select Shares		32,455	163,608
Institutional Shares	+	1,150,951	3,554,927

Total shares reinvested		1,644,067	5,984,363

Shares Redeemed
Sweep Shares		(19,081,095,663)	(38,447,626,094)
Value Advantage Shares		(334,508,947)	(1,180,480,392)
Select Shares		(214,975,674)	(920,200,335)
Institutional Shares	+	(1,648,732,718)	(2,977,616,312)

Total shares redeemed		(21,279,313,002)	(43,525,923,133)

Net transactions in fund shares		(632,454,840)	(2,790,228,647)

Net Assets

Beginning of period		14,607,234,149	17,397,516,687
Total decrease	+	(631,329,894)	(2,790,282,538)

End of period		$13,975,904,255	$14,607,234,149

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 51

Schwab AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.23		1.78	3.07	2.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[3,4]	0.36	[4]	0.55	[4,5]	0.63 [5]	0.63	0.65
Gross operating expenses	0.69	[3]	0.70		0.73		0.74	0.75	0.86
Net investment income (loss)	0.01	[3]	0.01		0.20		1.74	3.02	2.77
Net assets, end of period ($ x 1,000,000)	2,845		2,940		2,899		2,446	1,680	1,045

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	11/6/06[6]–
Value Advantage Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.00	[1]
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.00	[1]
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.00)[1]
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.00)[1]

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.33		1.95	3.26	0.49	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[3,4]	0.36	[4]	0.45	[4,7]	0.46 [7]	0.45	0.44	[3,8]
Gross operating expenses	0.56	[3]	0.57		0.60		0.61	0.63	0.68	[3]
Net investment income (loss)	0.01	[3]	0.01		0.30		1.88	3.19	3.22	[3]
Net assets, end of period ($ x 1,000,000)	927		1,066		1,950		1,901	1,224	85

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.54% for 2009 and 0.62% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 Commencement of operations.
7 The ratio of net operating expenses would have been 0.43% for 2009 and 0.45% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
8 The ratio of net operating expenses would have been 0.45% if custody credits had not been incurred.

52 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

27.6%	Fixed-Rate Securities	1,041,275,236	1,041,275,236
71.9%	Variable-Rate Securities	2,710,587,260	2,710,587,260

99.5%	Total Investments	3,751,862,496	3,751,862,496
0.5%	Other Assets and Liabilities, Net		19,954,137

100.0%	Net Assets		3,771,816,633

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 27.6% of net assets

California 7.1%
California
GO CP Notes	a	1.25%		07/01/11	16,505,000	16,505,000

GO CP Notes	a	1.25%		07/05/11	34,050,000	34,050,000

GO CP Notes	a	1.25%		07/06/11	10,650,000	10,650,000

GO CP Notes	a	1.25%		07/07/11	5,300,000	5,300,000

California Health Facilities Financing Auth
RB (Providence Health & Services) Series 2009B	b,c	0.43%		08/10/11	14,500,000	14,500,000

California Infrastructure & Economic Development Bank
RB (California Independent System Operator Corp) Series 2009A	a,b,c	0.43%		07/28/11	10,120,000	10,120,000

RB (J. Paul Getty Trust) Series 2003C		3.90%		12/01/11	410,000	415,567

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004K		0.34%		09/08/11	5,500,000	5,500,000

RB (Kaiser Permanente) Series 2004K		0.40%		10/06/11	8,200,000	8,200,000

RB (Kaiser Permanente) Series 2008B		0.38%		08/31/11	17,000,000	17,000,000

RB (Kaiser Permanente) Series 2009B2		0.37%		09/01/11	40,000,000	40,000,000

RB (Kaiser Permanente) Series 2009B3		0.36%		03/05/12	40,500,000	40,500,000

RB (Kaiser Permanente) Series 2009E1		0.48%		06/01/12	10,500,000	10,500,000

RB (Kaiser Permanente) Series 2009E2		0.48%		06/01/12	7,500,000	7,510,280

Carlsbad USD
GO Bonds Series 2009B	b,c	0.38%		07/28/11	325,000	325,000

Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series B	a	0.11%		08/04/11	7,000,000	7,000,000

Lease Revenue CP Notes Series B	a	0.13%		08/05/11	7,500,000	7,500,000

Lease Revenue CP Notes Series C	a	0.21%		08/04/11	7,000,000	7,000,000

San Diego Cnty Water Auth
CP Notes Series 6	b	0.09%		07/06/11	20,000,000	20,000,000

See financial notes 53

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
William S. Hart UHSD
GO Bonds Series A	a,b,c	0.36%		11/10/11	5,000,000	5,000,000

						267,575,847

Colorado 0.5%
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2008C8		4.10%		11/10/11	1,500,000	1,518,766

Colorado Springs
Hospital (Memorial Health) Refunding RB Series 2009	a,b,c	0.40%		02/23/12	5,352,000	5,352,000

Denver Health & Hospital Auth
Healthcare RB Series 2001A	a	6.25%		12/01/11	2,400,000	2,457,688

Mesa Cnty
Refunding RB Series 1992	a	0.49%		12/01/11	4,275,000	4,266,056

Refunding RB Series 1992	a	0.74%		12/01/11	600,000	598,120

Park 70 Metropolitan District
GO Bonds Series 2008	a	0.80%		12/01/11	4,060,000	4,060,000

						18,252,630

Connecticut 0.1%
New Haven
GO Refunding Bonds Series 2010B		3.00%		11/01/11	3,270,000	3,296,029

District of Columbia 0.2%
District of Columbia
Income Tax Secured Refunding RB Series 2009C		5.00%		12/01/11	500,000	509,117

Washington Convention & Sports Auth
Sr Lien Dedicated Tax RB (Convention Center Hotel) Series 2010A	a,b,c	0.38%		10/27/11	8,265,000	8,265,000

						8,774,117

Florida 1.7%
Florida Dept of Transportation
Turnpike RB Series 2006A	b,c	0.43%		07/21/11	11,860,000	11,860,000

Florida Local Government Finance Commission
Pooled CP Series 1994A	a	0.32%		07/14/11	1,000,000	1,000,000

Florida State Board of Education
Public Education Capital Outlay Refunding Bonds Series 2005B		5.00%		01/01/12	515,000	526,340

Public Education Capital Outlay Refunding Bonds Series 2005E		5.00%		06/01/12	100,000	103,869

Public Education Capital Outlay Refunding Bonds Series 2009C		5.00%		06/01/12	115,000	119,342

Miami-Dade Cnty
Water & Sewer System Refunding RB Series 2003		3.20%		10/01/11	1,500,000	1,509,618

Orlando Utilities Commission
Utility System Refunding RB Series 2009B	b,c	0.38%		07/28/11	10,130,000	10,130,000

Utility System Refunding RB Series 2009B	b,c	0.43%		08/25/11	14,790,000	14,790,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.40%		09/08/11	14,860,000	14,860,000

Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2010	a	1.00%		01/12/12	8,000,000	8,024,632

						62,923,801

Georgia 0.2%
Atlanta
Airport General Refunding RB Series 2010C		2.00%		01/01/12	4,350,000	4,380,026

54 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Private Colleges & Universities Auth
RB (Mercer Univ) Series 2001	a	5.75%		10/01/11	2,680,000	2,769,167

						7,149,193

Hawaii 0.3%
Hawaii State Dept of Budget & Finance
RB (Hawaiian Electric) Series 2009	a,b,c	0.43%		07/28/11	9,995,000	9,995,000

Idaho 1.1%
Lemhi Cnty Industrial Development Corp
RB (Formation Capital) Series 2010		0.60%		07/05/11	22,100,000	22,100,000

Shoshone Cnty Industrial Development Corp
RB (Essential Metals) Series 2010		0.60%		07/05/11	20,500,000	20,500,000

						42,600,000

Illinois 0.4%
Greenville
Refunding RB (Greenville College) Series 2006	a	0.60%		11/01/11	2,200,000	2,200,000

Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005	a,b,c	0.43%		08/04/11	11,705,000	11,705,000

						13,905,000

Indiana 0.7%
Indiana Health Facility Financing Auth
Hospital RB (Community Foundation of Northwest Indiana) Series 2001A	a	6.38%		08/01/11	10,760,000	10,921,472

RB (Ascension Health) Series 2001A1		3.63%		08/01/11	250,000	250,651

RB (Ascension Health) Series 2001A2		3.75%		02/01/12	3,700,000	3,771,081

Sub RB (Ascension Health) Series 2005A10		5.00%		11/01/11	1,500,000	1,523,110

Sub RB (Ascension Health) Series 2005A3		5.00%		07/01/11	9,105,000	9,105,000

						25,571,314

Maryland 0.4%
Maryland Health & Higher Educational Facilities Auth
Mortgage RB (Western Maryland Health) Series 2006A	a,b,c	0.40%		09/08/11	14,060,000	14,060,000

Massachusetts 0.2%
Massachusetts
GO Consolidated Loan Series 2001C		5.50%		12/01/11	750,000	765,719

GO Consolidated Loan Series 2002C		5.50%		11/01/11	1,100,000	1,118,665

GO Consolidated Loan Series 2002E		5.50%		01/01/12	205,000	209,968

GO Consolidated Loan Series 2005B		5.00%		08/01/11	225,000	225,800

GO Refunding Bonds Series 2001A		5.50%		01/01/12	175,000	179,208

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2009K2		2.75%		01/05/12	715,000	722,928

RB (Partners HealthCare) Series 2007G5		4.00%		07/01/11	175,000	175,000

RB (Partners Healthcare) Series A		5.13%		07/01/11	1,000,000	1,000,000

New Bedford
GO BAN Series A		1.50%		02/10/12	3,000,000	3,013,145

						7,410,433

See financial notes 55

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Michigan 0.6%
Michigan Finance Auth
Refunding RB (Trinity Health) Series 2010A		2.50%		12/01/11	1,000,000	1,008,132

State Aid Revenue Notes Series 2010D2	a	2.00%		08/22/11	15,000,000	15,034,090

State Aid Revenue Notes Series 2010D3	a	2.00%		08/22/11	7,100,000	7,116,072

						23,158,294

Mississippi 0.1%
Mississippi Development Bank
Revenue Notes (Dept of Transportation) Series A	a	0.45%		12/14/11	5,000,000	5,000,000

Missouri 0.2%
Missouri Health & Educational Facilities Auth
RB (Ascension Health) Series 2008C5		1.25%		05/16/12	1,000,000	1,007,853

Nevada
Hospital RB (Nevada Regional Medical Center) Series 2001	a	6.75%		10/01/11	7,200,000	7,385,573

						8,393,426

Nebraska 0.3%
Omaha Public Power District
Electric System RB Series 2006A	b,c	0.35%		07/14/11	10,050,000	10,050,000

Nevada 0.1%
Clark Cnty
Passenger Facility Charge RB (Las Vegas Airport) Series 2007A2	a,b,c	0.40%		10/20/11	4,825,000	4,825,000

New Jersey 2.8%
Brick Township
BAN Series 2010A		1.75%		09/30/11	5,655,061	5,674,292

Burlington Cnty Bridge Commission
Solid Waste Project Notes Series 2010		2.00%		10/11/11	13,500,000	13,556,290

East Brunswick
BAN		2.00%		01/06/12	7,000,000	7,048,607

BAN		2.00%		04/13/12	5,000,000	5,047,405

Hamilton Township
BAN Series 2011A&B		2.00%		06/14/12	14,687,000	14,895,963

Hudson Cnty Improvement Auth
Pool Notes Series 2010E1		1.50%		08/31/11	11,000,000	11,014,596

Livingston Township
BAN		1.00%		01/19/12	9,000,000	9,019,778

BAN		1.50%		02/02/12	5,000,000	5,024,962

Monroe Township
BAN		2.00%		02/07/12	5,000,000	5,032,998

New Jersey
GO Refunding Bonds Series J		5.00%		07/15/11	500,000	500,881

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2001C		5.50%		12/15/11	660,000	673,874

Transportation System Bonds Series 2003A		5.00%		12/15/11	600,000	611,869

Transportation System Bonds Series 2004B		5.25%		12/15/11	380,000	387,865

Transportation System Bonds Series 2005A		5.25%		12/15/11	305,000	311,314

Transportation System Bonds Series 2009A	a,b,c	0.36%		11/10/11	6,160,000	6,160,000

56 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
River Vale Township
BAN		1.50%		01/13/12	9,250,000	9,296,421

Union Cnty
BAN		2.00%		07/01/11	10,035,000	10,035,000

						104,292,115

New York 2.6%
Burnt Hills - Ballston Lake CSD
GO BAN 2011		1.25%		06/28/12	9,950,000	10,012,763

Metropolitan Transportation Auth
State Service Contract Refunding Bonds Series 2002A		5.00%		01/01/12	400,000	408,311

New York City
GO Bonds Fiscal 2002 Series G	a	5.75%		08/01/11	1,385,000	1,391,288

GO Bonds Fiscal 2002 Series G		5.75%		08/01/11	1,415,000	1,421,424

GO Bonds Fiscal 2007 Series A	a	5.00%		08/01/11	5,000	5,018

GO Bonds Fiscal 2007 Series A		5.00%		08/01/11	995,000	998,528

GO Bonds Fiscal 2008 Series C1		4.00%		10/01/11	500,000	504,447

GO Bonds Fiscal 2008 Series C1		5.00%		10/01/11	560,000	566,401

GO Bonds Fiscal 2008 Series G		5.00%		08/01/11	1,000,000	1,003,906

GO Bonds Fiscal 2009 Series I1	a,b,c	0.36%		11/10/11	24,385,000	24,385,000

GO Bonds Fiscal 2010 Series C		3.00%		08/01/11	250,000	250,540

New York City Housing Development Corp
M/F Housing RB Series 2009H2		0.55%		07/01/11	13,570,000	13,570,000

New York City Municipal Water Finance Auth
Extendible CP Notes Series 7		0.34%	07/27/11	01/28/12	20,850,000	20,850,000

Extendible CP Notes Series 8		0.23%	09/07/11	03/06/12	6,905,000	6,905,000

New York Liberty Development Corp
Liberty RB (3 World Trade Center) Series 2010A1	a	0.42%		01/19/12	8,000,000	8,000,000

New York State Dormitory Auth
Mental Health Services Facilities RB Series 2005D1		5.00%		08/15/11	200,000	201,014

Mental Health Services Facilities RB Series 2009A1		3.13%		02/15/12	125,000	126,837

Mental Health Services Facilities RB Series 2009A1		5.00%		02/15/12	615,000	630,803

Refunding RB (Consolidated Service Contract) Series 2009A		3.00%		07/01/11	2,410,000	2,410,000

New York State Urban Development Corp
Service Contract Refunding RB Series 2005A		5.00%		01/01/12	150,000	153,096

Triborough Bridge & Tunnel Auth
Sub RB Series 2008D		4.00%		11/15/11	150,000	151,809

Watertown SD
BAN 2010		1.25%		07/28/11	6,255,000	6,258,190

						100,204,375

Ohio 0.6%
Montgomery Cnty
RB (Catholic Health Initiatives) Series 2009A	b,c	0.36%		11/10/11	13,685,000	13,685,000

Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic Health) Series 2009B		5.00%		01/01/12	1,325,000	1,353,457

Port of Greater Cincinnati Development Auth
Special Obligation Development RB (Springdale Public Infrastructure) Series 2006	a	0.75%		02/01/12	8,880,000	8,880,000

						23,918,457

See financial notes 57

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Pennsylvania 0.3%
Pennsylvania HFA
S/F Mortgage RB Series 2010-111		0.45%		09/22/11	5,000,000	5,000,000

Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2007A	a	0.47%		07/01/11	4,450,000	4,450,000

Hospital RB (Washington Hospital) Series 2007A	a	0.70%		07/01/11	3,905,000	3,905,000

						13,355,000

South Carolina 0.2%
Oconee Cnty SD
GO Bonds Series 2011		2.00%		03/01/12	7,225,000	7,296,948

South Carolina Public Service Auth
Refunding RB Series 2002A		5.50%		01/01/12	470,000	481,215

Refunding RB Series 2002D		5.25%		01/01/12	500,000	511,661

Refunding RB Series 2009D		5.00%		01/01/12	805,000	822,689

						9,112,513

Texas 4.2%
Austin
Water & Wastewater System Refunding RB Series 2009A	a,b,c	0.40%		02/23/12	20,130,000	20,130,000

Bexar Metropolitan Water District
CP Notes	a	0.59%		12/05/11	5,000,000	5,000,000

CP Notes	a	0.48%		12/29/11	5,000,000	5,000,000

Dallas
Waterworks & Sewer System CP Series D	b	0.20%		07/26/11	5,000,000	5,000,000

East Central ISD
Unlimited Tax GO Bonds Series 2008	a	5.00%		08/15/11	930,000	935,198

Fort Worth ISD
Unlimited Tax GO Bonds Series 2008	a	5.00%		02/15/12	2,700,000	2,776,289

Harris Cnty
Toll Road Sub Lien Unlimited Tax Refunding RB Series 2007C	b,c	0.43%		07/21/11	12,925,000	12,925,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital RB (Texas Childrens Hospital) Series 2009		3.00%		10/01/11	1,800,000	1,810,974

Refunding RB (Methodist Hospital) Series 2009C1		0.37%		08/04/11	7,000,000	7,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.40%		11/03/11	20,000,000	20,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.30%		08/17/11	6,480,000	6,480,000

Houston
Jr Lien Refunding RB Series 1991C		0.67%		12/01/11	4,000,000	3,988,648

Jefferson Cnty Industrial Development Corp
RB (Jefferson Refinery) Series 2010	a	0.50%		09/29/11	39,000,000	39,000,000

Katy ISD
Unlimited Tax GO Bonds Series 2003A	a	5.00%		02/15/12	250,000	256,775

Lower Colorado River Auth
Transmission Contract Revenue CP Notes	a	0.30%		07/12/11	8,200,000	8,200,000

Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A	a,b,c	0.38%		07/28/11	7,500,000	7,500,000

North East ISD
Unlimited Tax Refunding Bonds Series 2004	a	5.25%		08/01/11	650,000	652,651

San Antonio
Refunding RB New Series 2002		5.25%		02/01/12	500,000	513,535

Refunding RB Series 1994A		5.00%		02/01/12	965,000	990,533

58 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Tax & Revenue Certificates of Obligation Series 2006	b,c	0.43%		07/21/11	8,994,000	8,994,000

						157,153,603

Utah 0.1%
Salt Lake Cnty Municipal Building Auth
Lease RB Series 2001	a	5.20%		10/15/11	3,900,000	3,952,493

Virginia 0.2%
Norfolk Economic Development Auth
CP Revenue Notes (Sentara Healthcare)		0.25%		08/15/11	6,180,000	6,180,000

Washington 0.6%
Auburn SD
GO Refunding Bonds Series 2004	a	3.00%		12/01/11	1,480,000	1,495,118

Energy Northwest
Electric Refunding RB (Project No. 3) Series 2008D		5.00%		07/01/11	400,000	400,000

Washington
COP (Pooled State & Local Equipment) Series 2010B		2.00%		07/01/11	1,075,000	1,075,000

COP Series 2010A		2.00%		07/01/11	1,495,000	1,495,000

GO Bonds Series 2003A		5.00%		07/01/11	825,000	825,000

GO Bonds Series 2009C		4.00%		02/01/12	600,000	612,238

GO Refunding Bonds Series R 2006A		5.00%		07/01/11	330,000	330,000

GO Refunding Bonds Series R-2010B		5.00%		01/01/12	850,000	869,240

Washington Health Care Facilities Auth
RB (Fred Hutchinson Cancer Research Center) Series 2009A	a,b,c	0.35%		11/17/11	14,995,000	14,995,000

						22,096,596

Wisconsin 1.8%
Wisconsin
GO CP Notes 2005A	b	0.17%		07/08/11	20,000,000	20,000,000

Transportation RB Series 2007A	a,b,c	0.40%		09/22/11	8,070,000	8,070,000

Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2008A	a	0.42%		09/01/11	10,000,000	10,000,000

RB (Aurora Health Care) Series 2010C	a	0.45%		12/02/11	15,000,000	15,000,000

RB (Aurora Health Care) Series 2010C	a	0.45%		12/08/11	15,000,000	15,000,000

						68,070,000

Total Fixed-Rate Securities
(Cost $1,041,275,236)						1,041,275,236

Variable-Rate Securities 71.9% of net assets

Alabama 4.3%
Alabama
GO Bonds Series 2007A	a,b,c	0.12%		07/07/11	6,503,000	6,503,000

Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006	a	0.10%		07/07/11	12,350,000	12,350,000

Municipal Funding Notes Series 2008A, 2009B&2010A	a	0.10%		07/07/11	40,210,000	40,210,000

Alabama Public School & College Auth
Capital Improvement Bonds Series 2007	a,b,c	0.12%		07/07/11	28,655,000	28,655,000

Alabama Special Care Facility Financing Auth
RB (Ascension Health) Series 2006C2	b,c	0.15%		07/07/11	6,180,000	6,180,000

See financial notes 59

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Tuscaloosa Cnty IDA
RB (Hunt Refining) Series 2009A	a	0.12%		07/07/11	30,000,000	30,000,000

RB (Hunt Refining) Series 2010A	a	0.16%		07/07/11	40,000,000	40,000,000

						163,898,000

Alaska 0.0%
Alaska Housing Finance Corp
General Mortgage RB Series 2002A	b,c	0.09%		07/07/11	1,000,000	1,000,000

Arizona 1.4%
Arizona Health Facilities Auth
Refunding RB (The Terraces) Series 2007	a	0.33%		07/07/11	10,680,000	10,680,000

Chandler IDA
RB (Tri-City Baptist Church) Series 2010	a	0.15%		07/07/11	4,865,000	4,865,000

Salt River Project Agricultural Improvement & Power District
Electric System RB Series 2005A	b,c	0.09%		07/07/11	6,035,000	6,035,000

Electric System RB Series 2006A	b,c	0.10%		07/07/11	3,020,000	3,020,000

Yavapai Cnty IDA
Hospital RB (Northern Arizona Healthcare System) Series 2008B	a	0.40%		07/07/11	17,440,000	17,440,000

RB (Skanon Investments-Drake Cement) Series 2010	a,c	0.09%		07/07/11	11,000,000	11,000,000

						53,040,000

Arkansas 0.2%
Fort Smith
Bonds (Mitsubishi Power Systems Americas) Series 2010	a	0.13%		07/07/11	8,000,000	8,000,000

California 3.1%
California
GO Bonds Series 2003B2	a	0.04%		07/07/11	6,000,000	6,000,000

California Educational Facilities Auth
RB (Univ of Southern California) Series 2009A	b,c	0.09%		07/07/11	4,555,000	4,555,000

California Infrastructure & Economic Development Bank
RB ( J. Paul Getty Trust) Series 2004B		0.02%		07/01/11	4,400,000	4,400,000

RB (Casa Loma College) Series 2009	a	0.18%		07/07/11	3,760,000	3,760,000

RB (Sanford Consortium) Series 2010A	b,c	0.09%		07/07/11	10,000,000	10,000,000

Refunding RB (J. Paul Getty Trust)		0.02%		07/01/11	16,400,000	16,400,000

California Pollution Control Financing Auth
Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010	a	0.14%		07/07/11	12,265,000	12,265,000

California Public Works Board
Lease Refunding RB (Univ of California) Series 2007C	b,c	0.11%		07/07/11	11,135,000	11,135,000

California Statewide Communities Development Auth
RB (Sea Crest School) Series 2008	a	0.18%		07/07/11	4,435,000	4,435,000

Foothill-DeAnza Community College District
GO Bonds Series C	b,c	0.12%		07/07/11	4,635,000	4,635,000

Fresno
Sewer System RB Series 2008A	b,c	0.13%		07/07/11	5,170,000	5,170,000

Grossmont UHSD
GO Bonds Series 2010B	b,c	0.10%		07/07/11	1,200,000	1,200,000

Los Angeles Cnty Metropolitan Transportation Auth
Second Sr Sales Tax RB Series 2004A	b,c	0.09%		07/07/11	10,960,000	10,960,000

Orange Cnty Sanitation District
Refunding COP Series 2000A	b	0.02%		07/01/11	18,000,000	18,000,000

60 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Roseville Jt UHSD
GO Bonds Series C	b,c	0.08%		07/07/11	1,255,000	1,255,000

Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	b,c	0.09%		07/07/11	1,100,000	1,100,000

						115,270,000

Colorado 2.2%
Buffalo Ridge Metropolitan District
GO Refunding Bonds Series 2009	a	0.11%		07/07/11	9,315,000	9,315,000

Colorado Educational & Cultural Facilities Auth
RB (National Jewish Federation) Series A14	a	0.06%		07/01/11	1,530,000	1,530,000

RB (Valor Christian Schools) Series 2007	a	0.33%		07/07/11	22,000,000	22,000,000

Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006A	b,c	0.15%		07/07/11	3,816,000	3,816,000

RB (Catholic Health Initiatives) Series 2009A	b,c	0.10%		07/07/11	9,415,000	9,415,000

Commerce City
GO Bonds Series 2006	a	0.11%		07/07/11	1,250,000	1,250,000

GO Bonds Series 2008	a	0.11%		07/07/11	8,625,000	8,625,000

Meridian Ranch Metropolitan District
GO Limited Tax Refunding Bonds Series 2009	a	0.11%		07/07/11	3,135,000	3,135,000

NBC Metropolitan District
GO Bonds Series 2004	a	0.11%		07/07/11	3,570,000	3,570,000

Parker Automotive Metropolitan District
GO Bonds Series 2005	a	0.11%		07/07/11	900,000	900,000

Sheridan Redevelopment Agency
Tax Increment Refunding RB (South Santa Fe Drive Corridor) Series 2011A1	a	0.20%		07/07/11	10,000,000	10,000,000

Southglenn Metropolitan District
Special RB Series 2007	a	0.12%		07/07/11	9,935,000	9,935,000

						83,491,000

Connecticut 0.1%
Connecticut
GO Bonds Series 2005D	b,c	0.12%		07/07/11	3,610,000	3,610,000

Connecticut Health & Educational Facilities Auth
RB (Choate Rosemary Hall ) Series D	a	0.06%		07/07/11	2,000,000	2,000,000

						5,610,000

District of Columbia 2.4%
District of Columbia
GO Bonds Series 2007B	b,c	0.18%		07/07/11	10,785,000	10,785,000

GO Bonds Series 2008E	a,b,c	0.15%		07/07/11	3,305,000	3,305,000

Income Tax Secured Refunding RB Series 2010C		0.27%	07/07/11	12/01/11	22,400,000	22,412,828

Income Tax Secured Refunding RB Series 2010E		0.12%	07/07/11	12/01/11	10,000,000	10,000,000

RB (Catholic Univ of America) Series 2007	a,b,c	0.10%		07/07/11	8,305,000	8,305,000

RB (National Public Radio) Series 2010	b,c	0.12%		07/07/11	25,760,000	25,760,000

District of Columbia Water & Sewer Auth
Public Utility Sr Lien RB Series 2009A	b,c	0.10%		07/07/11	9,330,000	9,330,000

						89,897,828

Florida 5.9%
Collier Cnty Educational Facilities Auth
Limited Obligation RB (Ave Maria Univ) Series 2006	a	0.24%		07/01/11	9,405,000	9,405,000

See financial notes 61

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Duval Cnty School Board
COP (Master Lease Program) Series 2007	a,b,c	0.08%		07/07/11	16,115,000	16,115,000

Florida Higher Educational Facilities Financing Auth
RB (Ringling College of Art & Design) Series 2008	a	0.08%		07/07/11	6,900,000	6,900,000

Florida Housing Finance Corp
M/F Mortgage RB (Autumn Place Apts) Series 2008K1	a	0.11%		07/07/11	6,400,000	6,400,000

Florida State Board of Education
Public Education Capital Outlay Bonds Series 2003D	b,c	0.09%		07/07/11	7,425,000	7,425,000

Greater Orlando Aviation Auth
Airport Facilities RB Series 2010A	b,c	0.09%		07/07/11	12,000,000	12,000,000

Airport Facilities RB Series 2010A	b,c	0.10%		07/07/11	5,000,000	5,000,000

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health/Sunbelt) Series 2006C	b,c	0.18%		07/07/11	2,145,000	2,145,000

Hospital RB (Adventist Health/Sunbelt) Series 2006C&G	b,c	0.11%		07/07/11	3,375,000	3,375,000

Hospital Refunding RB (Adventist Health/Sunbelt) Series 2006G	b,c	0.10%		07/07/11	9,375,000	9,375,000

Jacksonville
Transportation RB Series 2007	b,c	0.17%		07/07/11	28,755,000	28,755,000

Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal HS) Series 2002	a	0.16%		07/07/11	5,275,000	5,275,000

Jacksonville Electric Auth
Electric System RB Series Three 2008B3	b	0.07%		07/07/11	6,500,000	6,500,000

Miami-Dade Cnty
GO Bonds Series 2008A	a,b,c	0.15%		07/07/11	5,070,000	5,070,000

Water & Sewer System RB Series 2010	b,c	0.14%		07/07/11	13,000,000	13,000,000

Miami-Dade Cnty IDA
RB (United Way) Series 2008	a	0.10%		07/07/11	11,210,000	11,210,000

Orlando Utilities Commission
Utility System Refunding RB Series 2011A	d	0.20%		01/26/12	5,000,000	5,000,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A	a,b,c	0.10%		07/07/11	5,000,000	5,000,000

Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995	a	0.13%		07/07/11	3,385,000	3,385,000

Refunding RB (Pine Crest Preparatory School) Series 2008	a	0.11%		07/07/11	30,565,000	30,565,000

Polk Cnty
Utility System RB Series 2004A	a,b,c	0.10%		07/07/11	14,305,000	14,305,000

South Florida Water Management District
COP Series 2006	b,c	0.12%		07/07/11	4,000,000	4,000,000

Tallahassee Energy System
RB Series 2007	b,c	0.10%		07/07/11	11,250,000	11,250,000

						221,455,000

Georgia 1.2%
Athens-Clark Cnty Development Auth
RB (UGA Athletic Assoc) Series 2003	a	0.08%		07/01/11	1,400,000	1,400,000

DeKalb Cnty Housing Auth
M/F Housing RB (Highland Place Apts) Series 2008	a	0.09%		07/07/11	27,000,000	27,000,000

Georgia
GO Bonds Series 2007E	b,c	0.12%		07/07/11	4,623,000	4,623,000

Georgia Ports Auth
RB (Garden City Terminal) Series 2007	a	0.12%		07/07/11	3,300,000	3,300,000

Griffin-Spalding Cnty Development Auth
IDRB (Woodland Industries) Series 2007	a	0.14%		07/07/11	3,720,000	3,720,000

62 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Private Colleges & Universities Auth
RB (Emory Univ) Series 2009C	b,c	0.10%		07/07/11	5,800,000	5,800,000

						45,843,000

Hawaii 0.1%
Honolulu
GO Bonds Series 2005AC&D	b,c	0.09%		07/07/11	2,320,000	2,320,000

Illinois 10.5%
Bloomington
GO Bonds Series 2004	b	0.14%		07/07/11	10,450,000	10,450,000

Bolingbrook
GO Bonds Series 2007	a,b,c	0.08%		07/07/11	9,270,000	9,270,000

Tax Increment Jr Lien RB Series 2005	a	0.34%		07/07/11	8,190,000	8,190,000

Chicago
General Airport (O’Hare) Third Lien RB Series 2005A	a,b,c	0.08%		07/07/11	1,080,000	1,080,000

GO Bonds (City Colleges of Chicago) Series 1999	b,c	0.08%		07/07/11	7,710,000	7,710,000

GO Project & Refunding Bonds Series 2006A	b,c	0.16%		07/07/11	940,000	940,000

GO Project & Refunding Bonds Series 2007A	b,c	0.08%		07/07/11	10,900,000	10,900,000

GO Project & Refunding Bonds Series 2007A	b,c	0.12%		07/07/11	15,000,000	15,000,000

GO Refunding Bonds Series 1993B	a,b,c	0.10%		07/07/11	3,990,000	3,990,000

GO Refunding Bonds Series 2007E	b	0.22%		07/01/11	4,390,000	4,390,000

GO Refunding Bonds Series 2009A	b,c	0.12%		07/07/11	5,000,000	5,000,000

Chicago Board of Education
Unlimited Tax GO Bonds Series 1999A	a,b,c	0.09%		07/07/11	15,865,000	15,865,000

Cook Cnty
RB (Catholic Theological Union) Series 2005	a	0.12%		07/07/11	1,500,000	1,500,000

Hopedale
RB (Hopedale Medical Foundation) Series 2009	a	0.16%		07/07/11	4,275,000	4,275,000

Illinois Finance Auth
IDRB (Radiological Society of North America) Series 1997	a	0.13%		07/07/11	1,185,000	1,185,000

RB (Joan W & Irving B Harris Theater For Music & Dance) Series 2005	a	0.12%		07/07/11	5,450,000	5,450,000

RB (Kohl Children’s Museum) Series 2004	a	0.10%		07/07/11	1,525,000	1,525,000

RB (Lake Forest College) Series 2008	a	0.10%		07/07/11	2,500,000	2,500,000

RB (Lake Forest Country Day School) Series 2005	a	0.10%		07/07/11	3,000,000	3,000,000

RB (Perspectives Charter School) Series 2003	a	0.15%		07/07/11	4,900,000	4,900,000

RB (Planned Parenthood) Series 2007A	a	0.11%		07/07/11	7,350,000	7,350,000

RB (Resurrection Health Care) Series 2005C	a	0.09%		07/07/11	41,915,000	41,915,000

RB (Riverside Health System) Series 2004	a	0.08%		07/07/11	10,300,000	10,300,000

RB (The Clare at Water Tower) Series 2005D	a	0.11%		07/07/11	30,000,000	30,000,000

Refunding RB (Swedish Covenant Hospital) Series 2008A	a	0.09%		07/07/11	5,845,000	5,845,000

Illinois Housing Development Auth
M/F Housing RB (Brookhaven Apts) Series 2008	a	0.17%		07/07/11	8,605,000	8,605,000

Illinois Regional Transportation Auth
GO Bonds Series 2000A	b,c	0.18%		07/07/11	6,665,000	6,665,000

Metropolitan Pier & Exposition Auth
Expansion Project Bonds (McCormick Place) Series 2002A	a,b,c	0.08%		07/07/11	137,046,000	137,046,000

Expansion Project Bonds (McCormick Place) Series 2002A	a,b,c	0.09%		07/07/11	22,070,000	22,070,000

See financial notes 63

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Illinois
Auxiliary Facilities System RB Series 2006	b,c	0.10%		07/07/11	8,600,000	8,600,000

						395,516,000

Indiana 0.9%
Indiana Finance Auth
RB (Indiana Univ Health) Series 2011L & M	a,b,c	0.09%		07/07/11	8,500,000	8,500,000

Indiana Health Facility Financing Auth
Hospital RB (Deaconess Hospital) Series 1992	a	0.08%		07/07/11	8,900,000	8,900,000

RB (Memorial Hospital) Series 2004A	a	0.12%		07/07/11	16,145,000	16,145,000

						33,545,000

Iowa 1.2%
Iowa Finance Auth
Midwestern Disaster Area RB (Cargill) Series 2009B		0.16%		07/07/11	19,000,000	19,000,000

Midwestern Disaster Area RB (Farmers Cooperative) Series 2010	a	0.10%		07/07/11	10,000,000	10,000,000

Pollution Control Facility Refunding RB (MidAmerican Energy) Series 2008B		0.19%		07/07/11	14,000,000	14,000,000

Iowa Higher Education Loan Auth
Private College Facility RB (Graceland Univ) Series 2003	a	0.09%		07/07/11	1,450,000	1,450,000

						44,450,000

Kentucky 0.7%
Kentucky State Property & Buildings Commission
Refunding RB Project No. 84	b,c	2.25%		07/07/11	14,830,000	14,830,000

Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB Series 2001A	a,b,c	0.10%		07/07/11	10,110,000	10,110,000

						24,940,000

Louisiana 1.4%
Ascension Parish IDB
RB (BASF SE) Series 2009		0.22%		07/07/11	15,000,000	15,000,000

Louisiana Local Government Environmental Facilities & Community Development Auth
Healthcare Facilities Refunding RB (St. James Place of Baton Rouge) Series 2007A	a	0.11%		07/07/11	11,520,000	11,520,000

RB (Louise S. McGehee School) Series 2010	a	0.15%		07/07/11	7,000,000	7,000,000

Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1) Series 2006	a,b,c	0.14%		07/07/11	9,105,000	9,105,000

St. Tammany Parish Development District
RB (BCS Development) Series 2008	a	0.15%		07/07/11	3,590,000	3,590,000

RB (Main St Holdings of Tammany) Series 2006A	a	0.15%		07/07/11	5,400,000	5,400,000

						51,615,000

Maryland 0.1%
Montgomery Cnty
RB (George Meany Center For Labor Studies) Series 2004	a	0.16%		07/07/11	2,070,000	2,070,000

Massachusetts 1.0%
Massachusetts
GO Refunding Bonds Series 2004A	b,c	0.10%		07/07/11	4,880,000	4,880,000

GO Refunding Bonds Series 2010A		0.33%	07/07/11	02/01/12	5,350,000	5,353,432

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2010A	d	0.18%		01/26/12	4,235,000	4,235,000

64 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Dept of Transportation
Sub RB Series 2010A4	b	0.03%		07/07/11	1,075,000	1,075,000

Massachusetts Development Finance Agency
RB (Jewish Rehabilitation Centers for Living) Series 2011B	a	0.14%		07/07/11	5,000,000	5,000,000

Massachusetts Health & Educational Facilities Auth
RB (Partners HealthCare) Series 2010J1	b,c	0.09%		07/07/11	1,000,000	1,000,000

Massachusetts School Building Auth
GO Dedicated Sales Tax Bonds Series 2005A	b,c	0.09%		07/07/11	4,900,000	4,900,000

GO Dedicated Sales Tax Bonds Series 2007A	b,c	0.10%		07/07/11	3,285,000	3,285,000

Massachusetts Water Resources Auth
General RB Series 2002B	b,c	0.09%		07/07/11	8,050,000	8,050,000

						37,778,432

Michigan 2.7%
Detroit Sewage Disposal System
Refunding Sr Lien RB Series 2006D	a,b,c	0.37%		07/07/11	8,645,000	8,645,000

Michigan Finance Auth
Healthcare Equipment Loan Program Bonds Series D	a	0.09%		07/07/11	7,695,000	7,695,000

Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010	d	0.18%		01/26/12	11,200,000	11,200,000

Refunding RB (Crittenton Hospital Medical Center) Series 2003A	a	0.24%		07/01/11	15,435,000	15,435,000

Michigan State Strategic Fund
Limited Obligation RB (Kroger) Series 2010	a	0.15%		07/07/11	9,500,000	9,500,000

Limited Obligation RB (Legal Aid & Defender Assoc) Series 2007	a	0.11%		07/07/11	11,875,000	11,875,000

Oakland Univ
General Refunding RB Series 2008	a	0.09%		07/07/11	1,400,000	1,400,000

Royal Oak Hospital Finance Auth
Hospital Refunding RB (William Beaumont Hospital) Series 2010X	a,b,c	0.08%		07/07/11	25,350,000	25,350,000

Sanilac Cnty Economic Development Corp
Limited Obligation RB (Marlette Community Hospital) Series 2001	a	0.15%		07/07/11	9,955,000	9,955,000

						101,055,000

Mississippi 0.8%
Mississippi Business Finance Corp
RB (200 Renaissance) Series 2008	a	0.10%		07/07/11	12,000,000	12,000,000

RB (PSL North America) Series 2007A	a	0.10%		07/07/11	18,000,000	18,000,000

						30,000,000

Missouri 1.0%
Kansas City IDA
M/F Housing Refunding RB (Ethans Apts) Series 2004	a	0.11%		07/07/11	29,560,000	29,560,000

Missouri Health & Educational Facilities Auth
Health Facilities RB (St. Luke’s Health) Series 2008A	a	0.10%		07/07/11	1,500,000	1,500,000

St. Charles Cnty IDA
IDRB (Patriot Machine) Series 2007	a	0.12%		07/07/11	6,815,000	6,815,000

						37,875,000

Nebraska 1.3%
Douglas Cnty Hospital Auth No.3
Health Facilities Refunding RB (Nebraska Methodist Health System) Series 2008	a,b,c	0.10%		07/07/11	5,030,000	5,030,000

Nebraska Municipal Energy Agency
Power Supply System Refunding RB Series 2009A	a,b,c	0.10%		07/07/11	5,000,000	5,000,000

See financial notes 65

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
South Sioux City
IDRB (NATURES BioReserve) Series 2010	a	0.17%		07/07/11	25,000,000	25,000,000

Univ of Nebraska
RB (Univ of Nebraska at Omaha Student Facilities) Series 2007	b,c	0.08%		07/07/11	7,605,000	7,605,000

Washington Cnty
IDRB (Cargill) Series 2010		0.16%		07/07/11	5,000,000	5,000,000

						47,635,000

Nevada 0.6%
Clark Cnty SD
Limited Tax GO Bonds Series 2006B	b,c	0.08%		07/07/11	7,160,000	7,160,000

Limited Tax GO Bonds Series 2006B	a,b,c	0.08%		07/07/11	7,125,000	7,125,000

Limited Tax GO Bonds Series 2006B	b,c	0.14%		07/07/11	10,000,000	10,000,000

						24,285,000

New Hampshire 0.6%
New Hampshire Business Finance Auth
Limited Obligation RB (Canam Steel Corp) Series 2010	a	0.17%		07/07/11	10,000,000	10,000,000

New Hampshire Health & Education Facilities Auth
RB (Androscoggin Valley Hospital) Series 2007	a	0.10%		07/07/11	13,410,000	13,410,000

						23,410,000

New Jersey 0.6%
New Jersey Economic Development Auth
Economic Development Bonds (Ranney School) Series 2007	a	0.30%		07/07/11	5,870,000	5,870,000

RB (Princeton Montessori Society) Series 2006	a	0.19%		07/07/11	2,940,000	2,940,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K	a,b,c	0.09%		07/07/11	8,520,000	8,520,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2006C	a,b,c	0.08%		07/07/11	855,000	855,000

Transportation System Bonds Series 2006C	a,b,c	0.09%		07/07/11	4,175,000	4,175,000

Transportation System Bonds Series 2007A	a,b,c	0.15%		07/07/11	1,800,000	1,800,000

						24,160,000

New York 6.1%
Long Island Power Auth
Electric System General RB Series 2006A	a,b,c	0.10%		07/07/11	625,000	625,000

New York City
GO Bonds Fiscal 2008 Series L1	b,c	0.09%		07/07/11	6,660,000	6,660,000

New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2006 Series D	b,c	0.09%		07/07/11	32,670,000	32,670,000

Water & Sewer System RB Fiscal 2008 Series BB2	b	0.04%		07/07/11	5,410,000	5,410,000

Water & Sewer System Second General Resolution RB Fiscal 2011 Series HH	b,c	0.09%		07/07/11	3,400,000	3,400,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2008 Series S1	b,c	0.09%		07/07/11	6,000,000	6,000,000

Building Aid RB Fiscal 2011 Series S2A	b,c	5.00%		07/07/11	5,000,000	5,000,000

Future Tax Secured Sub Bonds Fiscal 2001 Series D1	b,c	0.09%		07/07/11	5,600,000	5,600,000

New York City Trust for Cultural Resources
RB (Museum of Modern Art) Series 2001-1D	a,b,c	0.10%		07/07/11	6,615,000	6,615,000

New York State Dormitory Auth
State Personal Income Tax RB Series 2005F	b,c	0.09%		07/07/11	1,000,000	1,000,000

State Personal Income Tax RB Series 2006D	b,c	0.09%		07/07/11	23,800,000	23,800,000

66 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
State Personal Income Tax Refunding RB Series 2005B	b,c	2.25%		07/07/11	5,630,000	5,630,000

New York State Local Government Assistance Corp
Sr. Lien Refunding Bonds Series 2008B-AV	b	0.07%		07/07/11	27,730,000	27,730,000

Sr. Lien Refunding Bonds Series 2008B-BV	b	0.07%		07/07/11	17,355,000	17,355,000

Sub Lien Refunding Bonds Series 2003A-4V	b	0.06%		07/07/11	16,250,000	16,250,000

New York State Power Auth
RB Series 2007A	b,c	0.10%		07/07/11	6,835,000	6,835,000

New York State Urban Development Corp
State Personal Income Tax RB Series 2004A3A	b	0.06%		07/07/11	10,650,000	10,650,000

State Personal Income Tax RB Series 2004A3C	b	0.06%		07/07/11	20,290,000	20,290,000

Port Auth of New York & New Jersey
Consolidated Bonds 144th Series	b,c	0.09%		07/07/11	525,000	525,000

Consolidated Bonds 148th Series	b,c	0.10%		07/07/11	4,900,000	4,900,000

Ramapo Housing Auth
RB (Fountainview at College Road) Series 1998	a	0.19%		07/07/11	6,400,000	6,400,000

Triborough Bridge & Tunnel Auth
General Purpose RB Series 2001A	b,c	0.10%		07/07/11	7,500,000	7,500,000

General RB (MTA Bridges & Tunnels) Series 2007A	b,c	0.10%		07/07/11	4,770,000	4,770,000

General RB (MTA Bridges & Tunnels) Series 2008C	b,c	0.09%		07/07/11	3,100,000	3,100,000

						228,715,000

North Carolina 1.2%
Charlotte-Mecklenburg Hospital Auth
Refunding RB (Carolinas HealthCare) Series 2008A&2011A	a,b,c	0.10%		07/07/11	11,220,000	11,220,000

Mecklenburg Cnty
GO Refunding Bonds Series 2009D	d	0.19%		01/26/12	9,660,000	9,660,000

North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health) Series 2006	a,b,c	0.10%		07/07/11	23,100,000	23,100,000

						43,980,000

North Dakota 0.2%
Richland Cnty
RB (Minn-Dak Farmers Coop) Series 2010B	a	0.10%		07/07/11	7,000,000	7,000,000

Ohio 1.3%
Bellefontaine
Refunding RB (Mary Rutan Hospital) Series 2005	a	0.13%		07/07/11	10,190,000	10,190,000

Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Asset-Backed Bonds Series 2007A2	a,b,c	0.08%		07/07/11	13,815,000	13,815,000

Franklin Cnty
RB (Children’s Hospital) Series 1992B	b	0.16%		07/07/11	3,300,000	3,300,000

Ohio Higher Educational Facility Commission
Hospital RB (Univ Hospitals Health System) Series 2007A	a,b,c	0.11%		07/07/11	5,900,000	5,900,000

Rickenbacker Port Auth
Economic Development RB (YMCA of Central Ohio) Series 2002	a	0.11%		07/07/11	10,280,000	10,280,000

Wood Cnty
Refunding & Improvement RB (Wood Cnty Hospital) Series 2008	a	0.11%		07/07/11	4,800,000	4,800,000

						48,285,000

Oklahoma 0.8%
Hulbert Economic Development Auth
Refunding RB (Clear Creek Monastery) Series 2010	a	0.12%		07/07/11	8,240,000	8,240,000

See financial notes 67

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Oklahoma State Student Loan Auth
Student Loan Bonds & Notes Series 2010A2B	a,b,c	0.10%		07/07/11	14,415,000	14,415,000

Tulsa Cnty Industrial Auth
Health Care RB (St. Francis Health System) Series 2006	b,c	0.15%		07/07/11	8,092,000	8,092,000

						30,747,000

Oregon 0.5%
Astoria Hospital Facilities Auth
Hospital RB (Columbia Memorial) Series 2007	a	0.12%		07/07/11	17,505,000	17,505,000

Oregon
Business Development RB (Sage Hollow Ranch) Series 223	a	0.14%		07/07/11	3,000,000	3,000,000

						20,505,000

Pennsylvania 2.2%
Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a	0.33%		07/07/11	8,735,000	8,735,000

Delaware Cnty Auth
Refunding RB (Riddle Village) Series 2005A	a	0.33%		07/07/11	7,580,000	7,580,000

Erie Cnty Hospital Auth
RB (St. Vincent Health Center) Series 2010B	a	0.14%		07/07/11	20,930,000	20,930,000

Geisinger Auth
RB (Geisinger Health) Series 2011A1	b,c	0.09%		07/07/11	5,000,000	5,000,000

Lancaster Cnty Hospital Auth
RB (Landis Homes Retirement Community) Series 2009	a	0.16%		07/07/11	5,055,000	5,055,000

Owen J. Roberts SD
GO Notes Series 2006	b,c	0.10%		07/07/11	1,625,000	1,625,000

Pennsylvania HFA
S/F Mortgage RB Series 2009-105C	b,c	0.14%		07/07/11	1,000,000	1,000,000

Pennsylvania State Turnpike Commission
Registration Fee Refunding RB Series 2005A	a,b,c	0.10%		07/07/11	6,905,000	6,905,000

Philadelphia IDA
Lease Refunding RB Series 2007B1	a	0.06%		07/07/11	25,010,000	25,010,000

Univ of Pittsburgh
Univ Capital Project Bonds Series 2009B	b,c	0.09%		07/07/11	290,000	290,000

						82,130,000

Puerto Rico 0.0%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c	0.08%		07/07/11	610,000	610,000

Tennessee 4.7%
Chattanooga IDB
Lease Rental Refunding RB Series 2007	b,c	0.12%		07/07/11	11,315,000	11,315,000

Clarksville Public Building Auth
Pooled Financing RB (TN Municipal Bond Fund) Series 1995	a	0.16%		07/07/11	7,985,000	7,985,000

Pooled Financing RB (TN Municipal Bond Fund) Series 1997	a	0.13%		07/07/11	7,655,000	7,655,000

Pooled Financing RB (TN Municipal Bond Fund) Series 1999	a	0.13%		07/07/11	7,130,000	7,130,000

Montgomery Cnty Public Building Auth
Pooled Financing RB (TN Cnty Loan Pool) Series 1995	a,c	0.16%		07/07/11	4,820,000	4,820,000

Pooled Financing RB (TN Cnty Loan Pool) Series 1997	a	0.13%		07/07/11	14,750,000	14,750,000

Municipal Energy Acquisition Corp
Gas RB Series 2006A	a,b,c	0.14%		07/07/11	38,690,000	38,690,000

Gas RB Series 2006B	a,b,c	0.14%		07/07/11	28,290,000	28,290,000

68 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sevier Cnty Public Building Auth
Public Improvement Bonds Series VD1	a	0.12%		07/07/11	20,485,000	20,485,000

Tennergy Corp
Gas RB Series 2006A	a,b,c	0.14%		07/07/11	36,810,000	36,810,000

						177,930,000

Texas 6.4%
Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008	b,c	0.09%		07/07/11	7,600,000	7,600,000

Sr Lien Sales Tax Refunding RB Series 2007	b,c	0.12%		07/07/11	4,465,000	4,465,000

Sr Lien Sales Tax Refunding RB Series 2007	b,c	0.18%		07/07/11	8,500,000	8,500,000

Del Valle ISD
Unlimited GO Bonds Series 2007	a,b,c	0.12%		07/07/11	11,030,000	11,030,000

Dickinson ISD
Unlimited Tax GO Bonds Series 2008A	a,b	0.09%		07/07/11	28,990,000	28,990,000

Harris Cnty
Unlimited Tax & Sub Lien Revenue Refunding Bonds Series 2007C	b,c	0.10%		07/07/11	8,070,000	8,070,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital Refunding RB (Memorial Hermann Healthcare) Series 2010B	a,b,c	0.09%		07/07/11	6,000,000	6,000,000

Harris Cnty Flood Control District
Contract Tax Bonds Series 2010A	b,c	0.15%		07/07/11	2,750,000	2,750,000

Houston
First Lien Refunding RB Series 2004A	a,b,c	0.09%		07/07/11	7,000,000	7,000,000

Jr Lien Refunding RB Series 1998A	b,c	0.08%		07/07/11	6,800,000	6,800,000

Houston ISD
Limited Tax Bonds Series 2008	a,b,c	0.09%		07/07/11	4,950,000	4,950,000

Lamar Consolidated ISD
Unlimited Tax GO Bonds Series 2007	a,b,c	0.09%		07/07/11	20,485,000	20,485,000

North East ISD
Unlimited Tax Refunding Bonds Series 2007	a,b,c	2.25%		07/07/11	18,635,000	18,635,000

North Texas Tollway Auth
Special Projects System RB Series 2011A	b,c	0.09%		07/07/11	7,805,000	7,805,000

Northside ISD
Unlimited Tax GO Bonds Series 2003	a,b,c	0.09%		07/07/11	6,325,000	6,325,000

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A3	b,c	0.14%		07/07/11	12,590,000	12,590,000

Port Arthur Navigation District Industrial Development Corp
RB (TOTAL Petrochemicals USA) Series 2010A		0.09%		07/07/11	15,882,000	15,882,000

RB (TOTAL Petrochemicals USA) Series 2011		0.09%		07/07/11	8,000,000	8,000,000

Port of Port Arthur Navigation District
RB (TOTAL Petrochemicals USA) Series 2009		0.09%		07/07/11	21,000,000	21,000,000

Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Health Care) Series 2011B	d	0.22%		01/26/12	2,500,000	2,500,000

RB (Texas Health Resources) Series 2007B	b,c	0.15%		07/07/11	5,625,000	5,625,000

Texas A&M Univ
Revenue Financing System Bonds Series 2010B	b,c	0.10%		07/07/11	1,500,000	1,500,000

Texas State Univ System
Revenue Financing System RB Series 2011	b,c	0.10%		07/07/11	8,000,000	8,000,000

Texas Transportation Commission
GO Mobility Fund Bonds Series 2008	b,c	0.10%		07/07/11	5,360,000	5,360,000

Univ of Houston System
Consolidated Refunding RB Series 2008	b,c	0.15%		07/07/11	5,540,000	5,540,000

See financial notes 69

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Texas
Permanent Univ Fund Bonds Series 2008A		0.04%		07/07/11	7,400,000	7,400,000

						242,802,000

Utah 0.5%
Intermountain Power Agency
Power Supply Refunding RB Series 2003A	b,c	0.15%		07/07/11	6,450,000	6,450,000

Utah Housing Corp
M/F Housing RB (Timbergate Apts) Series 2009A	a	0.11%		07/07/11	6,250,000	6,250,000

Utah Transit Auth
Sales Tax RB Series 2008A	b,c	0.09%		07/07/11	7,230,000	7,230,000

						19,930,000

Virginia 1.1%
Caroline Cnty IDA
Development RB (Meadow Event Park) Series 2007G	a	0.14%		07/07/11	10,850,000	10,850,000

Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2010A1	d	0.21%		01/26/12	6,000,000	6,000,000

Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Healthcare) Series 2010C	d	0.21%		01/26/12	9,250,000	9,250,000

Virginia College Building Auth
Educational Facilities RB Series 2006A	b,c	0.12%		07/07/11	4,354,000	4,354,000

Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2001H1	b,c	0.12%		07/07/11	3,330,000	3,330,000

Virginia Small Business Financing Auth
Health Care Facilities Refunding RB (Sentara Healthcare) Series 2010	b,c	0.10%		07/07/11	6,000,000	6,000,000

						39,784,000

Washington 1.2%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A	b,c	0.10%		07/07/11	4,250,000	4,250,000

Seattle
Drainage & Wastewater RB 2008	b,c	0.09%		07/07/11	8,100,000	8,100,000

Washington
Various Purpose GO Bonds Series 2009A	b,c	0.09%		07/07/11	2,080,000	2,080,000

Washington Economic Development Finance Auth
Solid Waste Disposal RB (CleanScapes) Series 2009	a	0.15%		07/07/11	7,275,000	7,275,000

Washington Health Care Facilities Auth
RB (Catholic Health Initiatives) Series 2008D	b,c	0.09%		07/07/11	7,505,000	7,505,000

RB (Children’s Hospital & Regional Medical Center) Series 2008A	a	0.11%		07/07/11	4,825,000	4,825,000

RB (Providence Health & Services) Series 2010A	b,c	0.14%		07/07/11	2,275,000	2,275,000

Washington Higher Education Facilities Auth
Refunding RB (Univ of Puget Sound) Series 2006A	a	0.12%		07/07/11	3,585,000	3,585,000

Washington State Housing Finance Commission
RB (Bertschi School) Series 2006	a	0.08%		07/07/11	5,810,000	5,810,000

						45,705,000

West Virginia 1.0%
Jackson Cnty Commission
IDRB (Armstrong World Industries) Series 2010	a	0.12%		07/07/11	17,500,000	17,500,000

Monongalia Cnty Building Commission
Refunding & RB (Monongalia General Hospital) Series 2008A	a,c	0.11%		07/07/11	20,840,000	20,840,000

						38,340,000

70 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Wisconsin 0.4%
Wisconsin
GO Bonds Series 2011A	b,c	0.10%		07/07/11	10,000,000	10,000,000

Wisconsin Health & Educational Facilities Auth
RB (St. Norbert College) Series 2008	a	0.10%		07/07/11	5,965,000	5,965,000

						15,965,000

Total Variable-Rate Securities
(Cost $2,710,587,260)						2,710,587,260

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $3,751,862,496.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,577,000,000 or 41.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $47,845,000 or 1.3% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 71

 Schwab AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$3,751,862,496
Cash		14,536,843
Receivables:
Investments sold		9,620,000
Interest		4,418,216
Fund shares sold		672,517
Prepaid expenses	+	3,442

Total assets		3,781,113,514

Liabilities

Payables:
Investments bought		4,450,000
Investment adviser and administrator fees		77,232
Shareholder services fees		3,468
Fund shares redeemed		4,740,224
Distributions to shareholders		15,740
Accrued expenses	+	10,217

Total liabilities		9,296,881

Net Assets

Total assets		3,781,113,514
Total liabilities	−	9,296,881

Net assets		$3,771,816,633

Net Assets by Source
Capital received from investors		3,771,461,867
Net realized capital gains		354,766

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$2,845,157,105		2,844,655,340		$1.00
Value Advantage Shares	$926,659,528		926,441,186		$1.00

72 See financial notes

 Schwab AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$7,060,464

Expenses

Investment adviser and administrator fees		6,411,611
Shareholder service fees:
Sweep Shares		5,131,668
Value Advantage Shares		1,080,085
Portfolio accounting fees		76,622
Custodian fees		43,479
Shareholder reports		40,918
Trustees’ fees		22,010
Professional fees		20,797
Registration fees		13,424
Transfer agent fees		12,994
Interest expense		1,352
Other expenses	+	54,459

Total expenses		12,909,419
Expense reduction by CSIM and/or Schwab	−	6,044,454
Custody credits	−	194

Net expenses	−	6,864,771

Net investment income		195,693

Realized Gains (Losses)

Net realized gains on investments		354,766

Increase in net assets resulting from operations		$550,459

See financial notes 73

 Schwab AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$195,693	$425,247
Net realized gains	+	354,766	243,154

Increase in net assets from operations		550,459	668,401

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(146,602)	(283,493)
Value Advantage Shares	+	(49,091)	(141,754)

Total distributions from net investment income		(195,693)	(425,247)

Distributions from net realized gains
Sweep Shares		—	(205,748)
Value Advantage Shares	+	—	(74,087)

Total distributions from net realized gains		—	(279,835)

Total distributions		(195,693)	(705,082)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		5,600,540,778	10,877,699,262
Value Advantage Shares	+	120,811,635	366,098,079

Total shares sold		5,721,352,413	11,243,797,341

Shares Reinvested
Sweep Shares		128,086	476,844
Value Advantage Shares	+	39,886	187,286

Total shares reinvested		167,972	664,130

Shares Redeemed
Sweep Shares		(5,695,516,920)	(10,837,257,859)
Value Advantage Shares	+	(260,156,005)	(1,250,466,403)

Total shares redeemed		(5,955,672,925)	(12,087,724,262)

Net transactions in fund shares		(234,152,540)	(843,262,791)

Net Assets

Beginning of period		4,005,614,407	4,848,913,879
Total decrease	+	(233,797,774)	(843,299,472)

End of period		$3,771,816,633	$4,005,614,407

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

74 See financial notes

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Municipal Money Fund offers four share classes: Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares. Schwab AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

 75

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

76

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, the negative perceptions of the ability of an issuer, guarantor or liquidity provider to make such payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or

 77

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancement provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain state constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

78

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares	0.22%	n/a
Select Shares	0.22%	n/a
Institutional Shares	0.22%	n/a

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Sweep Shares*	0.62%	0.62%
Value Advantage Shares*	0.45%	0.45%
Select Shares**	0.35%	n/a
Institutional Shares**	0.24%	n/a

*	CSIM and Schwab have agreed to limit this share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	Select Shares and Institutional Shares are only offered by Schwab Municipal Money Fund. CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2013.

 79

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the Schwab Municipal Money Fund’s Select Shares, Value Advantage Shares and Sweep Shares expenses and the Schwab AMT Tax-Free Fund’s Value Advantage Shares and Sweep Shares expenses equal to 0.005% of each fund’s or share class’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab Municipal Money Fund
Sweep Shares	$8,083,384	$23,843,079	$11,958,588	$43,885,051
Value Advantage Shares	363,533	1,515,232	541,166	2,419,931
Select Shares	115	13,581	19,266	32,962
Institutional Shares	—	—	2,035	2,035
Schwab AMT Tax-Free Money Fund
Sweep Shares	$2,367,174	$7,285,013	$3,875,461	$13,527,648
Value Advantage Shares	283,913	1,270,414	462,717	2,017,044

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Municipal Money Fund	$447,540,000
Schwab AMT Tax-Free Money Fund	202,935,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the funds. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

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 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the funds had no capital losses deferred and capital losses utilized.

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including the Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

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compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

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 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as

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airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

88

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13603-15

Semiannual report dated June 30, 2011 enclosed.

Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

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Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

Semiannual Report
June 30, 2011

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

During the six-month period that ended June 30, 2011, some notable market conditions held money market yields to historically low levels. Investment markets saw accommodative Federal Reserve policies, rising commodity prices, sluggish economic growth, natural disasters and political turmoil.

The Federal Reserve (the Fed) maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth. Dubbed “Quantitative Easing 2 (QE2),” the Fed’s program planned to purchase up to $600 billion in Treasury securities between late 2010 and June 30, 2011. The Fed’s policies helped keep short-term rates near 0% during the first half of the year, but fears arose that the policies also created inflationary pressure on prices of commodities and other assets. Rising food prices helped fan political upheaval in Northern Africa and the Middle East, which caused concerns about oil supplies and pushed prices over $100 a barrel.

Despite the actions of the Fed and QE2, economic growth in the United States disappointed investors in the first quarter of 2011. Growth of gross domestic product dipped to an annual rate of 0.4% for the quarter after a 2.3% growth rate during the last quarter of 2010. Unemployment continued to hover near 9% even as many corporations reported better than expected earnings in the first quarter of 2011. Languishing job and housing markets, rising gas prices, and natural disasters, such as Japan’s earthquake and tsunami in March, all dampened economic activity.

In addition to disappointing economic growth, high levels of debt and spending became subjects of debate in the United States as new data highlighted the economy’s continuing softness in the face of burgeoning federal and state deficits. In April, Standard & Poor’s weighed in on the debt debate when it lowered its outlook on U.S. government debt to “negative” from “stable.”

Government debt also continued to raise concerns in Europe. Political demonstrations erupted in Greece in reaction to austerity programs the government undertook to rein in its budget, reduce its heavy load of sovereign debt, and avoid default. Greece’s financial woes weighed heavily on stock, bond, and money markets. Investors worried that major European banks with exposure to Greek debt might experience losses under certain outcomes in the Greek crisis and trigger financial instability across the globe.

As a result of these factors, money market rates remained close to zero during the report period. U.S. bond markets rallied in response to weak economic data and the flight to safety from global political turmoil. U.S. equity markets were surprisingly resilient despite the sluggish economy and political turmoil abroad. A discussion of some of the market sectors follows in the sections below:

Taxable Money Markets:  Yields on taxable money market funds hovered near 0% in reaction to the Fed’s quantitative easing. Strong demand and a thin supply of short-term securities also pressured yields lower. Changes to money fund regulations adopted by the Securities and Exchange Commission in 2010 require taxable money funds to maintain 10% of their portfolios in daily liquid assets and all money funds to maintain 30% of their portfolios in weekly liquid assets. The new rules continued to drive up demand for short-term instruments among money managers and kept rates low.

4 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

From the President continued

The Federal Reserve maintained its accommodative monetary policy to ease money supply, maintain low short-term lending rates, and spur economic and job growth.

Municipal Money Markets:  Yields for tax-exempt money funds fell to all-time lows, as buyers who generally focus on taxable instruments purchased tax-exempt securities to seek higher yields. Meanwhile, states and municipalities made headlines as they continued to struggle to balance their budgets.

Bonds:  In the bond markets, falling nominal and real yields during the first half of 2011 contributed to the performance of U.S. Treasury securities across all maturity segments. The top-performing sector was Treasury Inflation-Protected Securities (TIPS), up 5.81% for the six-month period, as measured by the Barclays Capital U.S. TIPS Index. The Barclays Capital U.S. Aggregate Bond Index returned 2.72% for the period.

Equities:  Stock markets sagged early in the period but finished positively. The S&P 500 Index returned 6.02% for the six-month period and international equities in developed markets posted investment returns 5.35%, as measured by the MSCI EAFE Index.

Thank you for investing in the Schwab money market funds. Please review the following pages for details about each fund’s characteristics, investment performance, and objectives.

We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 5

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

6 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

State Investment Environment

California is expected to report that it ended fiscal 2011 (7/1/10-6/30/11) with a negative general fund balance of $1.2 billion, which represents about 1.3% of spending. The fiscal 2011 budget addressed a $19 billion general fund budget gap, but relied on solutions that proved to be elusive, including the receipt of $3.5 billion of additional federal revenues and many of the spending cuts. On January 10, 2011, newly elected Governor Brown introduced his budget proposal for fiscal 2012, which began on July 1, 2011. The plan identified an 18-month gap of over $25 billion, including $8.2 billion for the balance of fiscal 2011. The State Legislature adopted nearly $9.9 billion in expenditure cuts in March, as well as $3.4 billion of other solutions, but the impact will largely accrue to fiscal 2012 and later. On a cash basis, fiscal 2011 personal income taxes were $3.5 billion ahead of the original budget estimates, or 7.4%, while corporation taxes were off by nearly $700 million, or 6.3%.

The fiscal 2012 budget was signed by the Governor on June 30, 2011. The general fund spending plan totals $85.9 billion, down from $91.5 billion in fiscal 2011. The budget was developed in the context of a multi-year struggle to match recurring revenues to spending as well as the expiration of federal stimulus funds and temporary tax measures adopted in early 2009. While the Governor had originally proposed to extend the temporary rate increases, the budget gap was ultimately resolved through improved revenues, both actual and projected, the aforementioned budget cuts enacted in March, additional cuts, and loans and transfers from special funds. The plan also includes two tiers of spending reductions that would be triggered if revenues underperform projections by more than $1 billion and $2 billion, respectively. The plan imposed significant and recurring reductions to health and social service programs, many of which are a shared responsibility with county governments. Funding for the University of California and California State University was cut by $650 million for each institution and the state’s school districts will have to manage with an additional $2.1 billion deferral of state support.

As in other states, many of the state’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. California’s budget cuts have had varying impacts on the credit quality of these issuers. While California school districts and community college districts receive, in aggregate, over 50% of their total funding from the state, their general obligation bonds are secured by dedicated local property tax levies. Many local tax bases have been stable, but the areas that experienced the most development in recent years have reported substantial tax base declines. Most counties expect to pass along the health and social service cuts to their clients, but the budget also includes a new realignment of public safety programs that could prove challenging. Through the report period, Los Angeles, Riverside, and Sonoma Counties have managed to maintain their strong financial profiles, making their own budget reductions in response to weakened local revenue growth and state cuts. California’s cities are managing though declines in sales, business, and property taxes while struggling to maintain public safety programs and keep up with pension commitments. Moody’s downgraded its rating on the City of Los Angeles in July 2011 to a still strong Aa3 to reflect these stresses, while Fitch trimmed the City and County of San Francisco’s rating to AA- in April 2011.

In contrast, California’s essential service enterprises and healthcare providers, such as the Metropolitan Water District of Southern California, the East Bay Municipal Utility District, the Bay Area Toll Authority, and Kaiser Permanente are funded with independent revenues received from services they provide, which have helped insulate them from the state’s financial difficulties.

California’s economy is slowly emerging from a deep and long recession, the sharpest since the Great Depression. The state gained 87,500 jobs from May 2010 to May 2011, or 0.6%, but that is a significant improvement relative to the 188,300 jobs lost in calendar 2010. California’s unemployment rate declined to 11.7% in May 2011, down from a near record 12.4% in May 2010. That rate placed the state at second highest in the country, behind only Nevada, and well above the national average of 9.1%.

State general obligations have a continuing appropriation and a constitutional priority over most state spending. However, as of June 30, 2011, the funds did not hold any unenhanced State of California general obligation or appropriation securities.

Despite its diversified economy and high wealth indicators, California remains a weak investment-grade credit due primarily to its ongoing structural budget problems. The state’s general obligation ratings were A1 from Moody’s Investors Service and A- from Fitch Ratings and Standard & Poor’s Corp. The state has the lowest general obligation ratings among the 50 states.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 7

Schwab California Municipal Money Fund™

Schwab California Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. In addition, at the end of the reporting period, the fund held 4.46% of its net assets in Variable Rate Demand Preferred Shares issued by close-end municipal bond funds. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	72.9%
16-30 Days	4.7%
31-60 Days	9.3%
61-90 Days	2.6%
91-120 Days	3.0%
More than 120 Days	7.5%

 Statistics

Weighted Average Maturity[2]	33 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	54%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	40.7%
Variable Rate Demand Obligations	30.9%
Commercial Paper	17.9%
Fixed Rate Notes	6.4%
Other	4.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab California Municipal Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab California
	Municipal Money Fund
		Value Advantage
	Sweep Shares	Shares®

Ticker Symbol	SWCXX	SWKXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.08%	-0.10%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.36% and 0.21% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and California state personal income tax rate of 41.21%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California Municipal Money Fundtm 9

Schwab California AMT Tax-Free Money Fund™

Schwab California AMT Tax-Free Money Fund (the fund) seeks the highest current income exempt from federal and California personal income tax that is consistent with stability of capital and liquidity.

For the first four months of 2011, yields at the shortest end of the money-market eligible curve remained in a fairly narrow range, averaging 0.26%, as measured by the Security Industry and Financial Markets Association Municipal Swap Index (SIFMA Index), the benchmark rate for most municipal floating-rate instruments. Beginning in May, the supply of securities appropriate for municipal money funds became constrained, and yields fell as institutional buyers that typically invest in taxable money markets increased their participation in the short-term municipal market. For June, the average yield of the SIFMA Index was 0.12%. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the fund’s yield and other important characteristics in the charts and footnotes following this discussion.

Several other factors also contributed to low short-term interest rates and money market yields, including the Federal Reserve’s second round of quantitative easing, in which it purchased $600 billion of U.S. Treasury securities between late 2010 and June 30, 2011. Also during the reporting period, the Treasury reduced its issuance of Treasury securities under the Supplementary Financing Program, initiated at the start of the financial crisis in 2008, which further limited supply.

In addition, many issuers of short-term municipal securities reduced issuance of new variable rate debt in favor of longer-term fixed rate obligations and direct loans from commercial banks. This change further reduced supply and combined with the greater demand for short-term securities to help drive down yields on municipal money fund instruments.

The European debt crisis indirectly influenced supply and yields in the municipal markets. The financial woes of Greece created concerns that the country’s instability might become contagious and spread to European banks. Investors migrated away from money market instruments subject to credit or liquidity enhancements from European banks that were perceived to have exposure to Greece and their yields rose. Securities that were perceived to have little exposure to European banks saw heavy demand throughout the last half of the reporting period, resulting in incrementally lower yields.

During the reporting period, the fund maintained liquidity with the majority of its net assets invested in securities with effective maturities of seven days or less. Relative to the industry average, the fund’s weighted average maturity (WAM) was longer earlier in the year with an overweight position in high quality, fixed rate notes and commercial paper. As short-term rates began to fall later in the period, the fund shortened WAM noticeably. WAM is a measure of the sensitivity of a fund to interest rate changes, with a shorter WAM generally indicating less sensitivity.

As of 6/30/11:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	71.2%
16-30 Days	5.2%
31-60 Days	11.7%
61-90 Days	3.0%
91-120 Days	0.4%
More than 120 Days	8.5%

 Statistics

Weighted Average Maturity[2]	35 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	38%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	41.0%
Variable Rate Demand Obligations	21.2%
Commercial Paper	16.9%
Fixed Rate Notes	12.5%
Other	8.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab California AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 6/30/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 24 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab California
AMT Tax-Free Money Fund
Value Advantage
Shares®

Ticker Symbol	SNKXX
Minimum Initial Investment[1]	$25,000[2]

Seven-Day Yield[3]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.19%

Seven-Day Effective Yield[3]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.23% to the seven-day yield.
[5]	Taxable-equivalent effective yield assumes a 2011 maximum combined federal regular income and California state personal income tax rate of 41.21%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California AMT Tax-Free Money Fundtm 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning January 1, 2011 and held through June 30, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 1/1/11	at 6/30/11	1/1/11–6/30/11

Schwab California Municipal Money Fundtm
Sweep Shares
Actual Return	0.31%	$1,000	$1,000.10	1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	1.56
Value Advantage Shares®
Actual Return	0.31%	$1,000	$1,000.10	1.54
Hypothetical 5% Return	0.31%	$1,000	$1,023.26	1.56

Schwab California AMT Tax-Free Money Fundtm
Actual Return	0.35%	$1,000	$1,000.10	1.74
Hypothetical 5% Return	0.35%	$1,000	$1,023.06	1.76

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the financial highlights.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

12 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

Schwab California Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.10		1.67	3.02	2.79

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3,4]	0.33	[4]	0.54	[4,5]	0.60	0.63	0.64
Gross operating expenses	0.69	[3]	0.69		0.72		0.70	0.69	0.82
Net investment income (loss)	0.01	[3]	0.01		0.10		1.65	2.98	2.77
Net assets, end of period ($ x 1,000,000)	5,370		5,507		5,517		6,019	5,745	4,539

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Value Advantage Shares	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	—		(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01	[2]	0.02		0.18		1.83	3.21	2.99

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.31	[3,4]	0.33	[4]	0.47	[4,5]	0.45	0.45	0.45
Gross operating expenses	0.56	[3]	0.56		0.59		0.56	0.56	0.58
Net investment income (loss)	0.01	[3]	0.01		0.20		1.83	3.16	2.95
Net assets, end of period ($ x 1,000,000)	1,209		1,399		2,213		3,923	5,267	4,201

* Unaudited.
1 Per-share amount was less than $0.01.
2 Not annualized.
3 Annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 13

 Schwab California Municipal Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

34.7%		Fixed-Rate Securities	2,281,796,045	2,281,796,045
68.4%		Variable-Rate Securities	4,503,551,525	4,503,551,525

103.1%		Total Investments	6,785,347,570	6,785,347,570
(3	.1)%	Other Assets and Liabilities, Net		(206,740,265)

100.0%		Net Assets		6,578,607,305

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 34.7% of net assets

California 34.4%
Alameda Cnty Jt Powers Auth
Lease Revenue CP Notes Series A	a	0.20%		08/09/11	8,000,000	8,000,000

Bay Area Toll Auth
Toll Bridge RB Series 2008F1	b,c	0.43%		07/28/11	9,880,000	9,880,000

Toll Bridge RB Series 2009F1	b,c	0.38%		07/28/11	29,780,000	29,780,000

Toll Bridge Sub RB Series 2010S2	a,b,c	0.43%		07/28/11	23,260,000	23,260,000

Calabasas Community Facilities District No. 2001-1
Special Tax Refunding Bonds Series 2001	a	6.25%		09/01/11	5,780,000	5,952,174

California
GO CP Notes	a	1.25%		07/01/11	65,000,000	65,000,000

GO CP Notes	a	1.25%		07/05/11	160,850,000	160,850,000

GO CP Notes	a	1.25%		07/06/11	73,695,000	73,695,000

GO CP Notes	a	1.25%		07/07/11	2,250,000	2,250,000

GO Refunding Bonds	a,b,c	0.43%		08/04/11	13,300,000	13,300,000

California Education Notes Program
Note Participation Fiscal Year 2010-2011 Series A		2.00%		07/01/11	16,000,000	16,000,000

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.38%		08/10/11	2,500,000	2,500,000

RB (Kaiser Permanente) Series 2006E		0.39%		10/06/11	27,000,000	27,000,000

California Infrastructure & Economic Development Bank
RB (J. Paul Getty Trust) Series 2004A		4.00%		12/01/11	2,380,000	2,415,267

California School Cash Reserve Program Auth
Bonds 2011-2012 Series E		2.00%		06/01/12	2,150,000	2,182,400

Bonds 2011-2012 Series E	d	2.00%		06/01/12	15,000,000	15,226,050

Sr Bonds 2011-2012 Series B	d	2.00%		06/01/12	14,000,000	14,194,180

California State Univ
CP Series A	a	0.30%		07/08/11	23,389,000	23,389,000

CP Series A	a	0.28%		08/02/11	10,233,000	10,233,000

14 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
California Statewide Communities Development Auth
RB (Cottage Health) Series 2010	a,b,c	0.43%		07/21/11	20,995,000	20,995,000

RB (Kaiser Permanente) Series 2004E		0.39%		08/09/11	23,000,000	23,000,000

RB (Kaiser Permanente) Series 2004K		0.38%		08/10/11	12,400,000	12,400,000

RB (Kaiser Permanente) Series 2004K		0.35%		03/13/12	24,000,000	24,000,000

RB (Kaiser Permanente) Series 2006D		0.38%		08/10/11	26,500,000	26,500,000

RB (Kaiser Permanente) Series 2008B		0.38%		08/31/11	33,000,000	33,000,000

RB (Kaiser Permanente) Series 2008B		0.40%		10/05/11	13,500,000	13,500,000

RB (Kaiser Permanente) Series 2008B		0.39%		11/03/11	17,000,000	17,000,000

RB (Kaiser Permanente) Series 2008B		0.38%		11/15/11	46,000,000	46,000,000

RB (Kaiser Permanente) Series 2008C		0.38%		01/05/12	18,195,000	18,195,000

RB (Kaiser Permanente) Series 2009B6		0.37%		07/18/11	18,000,000	18,000,000

Carlsbad USD
GO Bonds Series 2009B	b,c	0.38%		07/28/11	10,725,000	10,725,000

Chula Vista
Refunding IDRB (SDG&E) Series 2004E	a,b,c	0.43%		07/28/11	9,995,000	9,995,000

Coast Community College District
GO Bonds Series 2006B	b,c	0.40%		09/22/11	18,970,000	18,970,000

Contra Costa Water District
Water Revenue Notes Series A		2.00%		10/01/11	7,350,000	7,379,672

Dublin USD
GO Bonds Series 2004E	a,b,c	0.35%		07/21/11	28,765,000	28,765,000

East Bay Municipal Utility District
Wastewater Extendible CP Notes		0.27%	08/03/11	02/28/12	10,000,000	10,000,000

Water Extendible CP Notes		0.38%	08/03/11	12/31/11	12,000,000	12,000,000

Water Extendible CP Notes		0.38%	08/04/11	01/01/12	8,800,000	8,800,000

Water Extendible CP Notes		0.33%	08/03/11	01/30/12	15,000,000	15,000,000

Water Extendible CP Notes		0.27%	09/21/11	03/02/12	5,000,000	5,000,000

Water Extendible CP Notes		0.27%	08/23/11	03/13/12	31,500,000	31,500,000

Escondido USD
GO Bonds Series 2009B	a,b,c	0.40%		02/23/12	21,635,000	21,635,000

Golden Gate Bridge, Highway & Transportation District
CP Series A		0.25%		11/04/11	30,500,000	30,500,000

Imperial Irrigation District
Revenue CP Warrants (Electric & Water Systems) Series A	a	0.14%		07/14/11	3,112,000	3,112,000

Revenue CP Warrants (Electric & Water Systems) Series A	a	0.18%		08/12/11	2,000,000	2,000,000

Long Beach
TRAN 2010-2011		2.00%		09/30/11	22,675,000	22,765,872

Los Angeles Cnty
2011-2012 TRAN Series A	d	2.50%		02/29/12	20,000,000	20,287,600

2011-2012 TRAN Series B	d	2.50%		03/30/12	34,000,000	34,547,060

2011-2012 TRAN Series C	d	2.50%		06/29/12	30,775,000	31,415,120

Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series A	a	0.22%		08/04/11	6,150,000	6,150,000

Lease Revenue CP Notes Series B	a	0.15%		07/08/11	24,300,000	24,300,000

Lease Revenue CP Notes Series C	a	0.21%		08/04/11	10,000,000	10,000,000

Lease Revenue CP Notes Series C	a	0.21%		09/01/11	12,000,000	12,000,000

Los Angeles Cnty Metropolitan Transportation Auth
Second Sub Sales Tax Revenue CP Series A-BB	a	0.29%		07/11/11	25,622,000	25,622,000

Los Angeles Dept of Airports
Airport CP Notes Series A&B	a	0.25%		08/11/11	17,500,000	17,500,000

See financial notes 15

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Airport CP Notes Series A&B	a	0.24%		08/15/11	40,000,000	40,000,000

Los Angeles Dept of Water & Power
Power System Revenue CP Notes	b	0.16%		08/11/11	55,725,000	55,725,000

Water System RB Series 2006A1&2007A2	a,b,c	0.40%		02/23/12	24,210,000	24,210,000

Los Angeles Harbor Dept
CP Notes Series AB&C	b	0.33%		08/04/11	30,000,000	30,000,000

CP Notes Series AB&C	b	0.33%		08/10/11	26,000,000	26,000,000

Los Angeles Municipal Improvement Corp
Lease Revenue CP Notes Series A1	a	0.16%		08/03/11	22,958,000	22,958,000

Lease Revenue CP Notes Series A1	a	0.17%		08/09/11	11,000,000	11,000,000

Lease Revenue CP Notes Series A1	a	0.20%		08/18/11	15,566,000	15,566,000

Lease Revenue CP Notes Series A3	a	0.16%		08/03/11	5,000,000	5,000,000

Lease Revenue CP Notes Series A3	a	0.17%		08/03/11	5,000,000	5,000,000

Los Angeles USD
GO Bonds Series 2003A		5.00%		07/01/11	1,100,000	1,100,000

GO Bonds Series 2009KRY		3.00%		07/01/11	5,000,000	5,000,000

GO Bonds Series 2009KRY		5.00%		07/01/11	350,000	350,000

GO Refunding Bonds Series 2007A1	a,b,c	0.40%		09/29/11	24,775,000	24,775,000

Marin Cnty CA
COP Series 2010	b,c	0.23%		01/05/12	11,200,000	11,200,000

Mt. Diablo USD
GO Bonds Series 2010A	a,b,c	0.43%		12/29/11	15,365,000	15,365,000

Oakland
GO Bonds Series 2009B	a,b,c	0.40%		02/23/12	10,090,000	10,090,000

TRAN 2011-2012	d	2.00%		03/30/12	8,000,000	8,098,160

TRAN 2011-2012	d	2.00%		06/29/12	14,830,000	15,063,276

Oxnard Financing Auth
Water RB Series 2006	a,b,c	0.40%		07/28/11	20,565,000	20,565,000

Palomar Community College District
GO Bonds Series 2006B	a,b,c	0.43%		08/18/11	15,190,000	15,190,000

Peralta Community College District
GO Bonds Series 2009C	a,b,c	0.38%		09/15/11	8,150,000	8,150,000

Placentia-Yorba Linda USD
GO Bonds Series 2008B	a,b,c	0.35%		07/21/11	25,680,000	25,680,000

Riverside Cnty
TRAN 2011-2012 Series B	d	2.00%		06/29/12	33,000,000	33,549,450

Sacramento Cnty
COP Series 2007	a,b,c	0.40%		09/08/11	21,160,000	21,160,000

Sacramento Municipal Utility District
CP Series J	a	0.15%		08/09/11	10,000,000	10,000,000

Electric Refunding RB Series 2003S		5.00%		11/15/11	2,000,000	2,031,748

San Bernardino Cnty Transportation Auth
Limited Sales Tax Revenue Notes Series 2009A		5.00%		05/01/12	11,005,000	11,407,869

San Diego Cnty Regional Airport Auth
Sub Revenue CP Notes Series A&B	a	0.25%		12/01/11	21,509,000	21,509,000

San Diego Cnty Water Auth
CP Notes Series 4	b	0.09%		07/06/11	11,800,000	11,800,000

CP Notes Series 4	b	0.10%		08/04/11	20,000,000	20,000,000

CP Notes Series 4	b	0.12%		08/04/11	21,000,000	21,000,000

CP Notes Series 5	b	0.12%		08/04/11	8,000,000	8,000,000

CP Series 2006-2	b	0.15%		07/22/11	24,750,000	24,750,000

16 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Diego Community College District
GO Bonds Series 2009	b,c	0.38%		07/28/11	12,090,000	12,090,000

San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A	b,c	0.43%		07/28/11	20,110,000	20,110,000

San Francisco
GO Improvement Bonds Series 2009A	b,c,e	0.38%		07/28/11	38,310,000	38,310,000

San Francisco Airport Commission
Second Series Refunding RB Series 2009A	a,b,c	0.43%		07/21/11	9,995,000	9,995,000

San Joaquin Cnty Public Facilities Financing Corp
COP Series 2007	a,b,c,e	0.40%		08/25/11	40,900,000	40,900,000

San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP	a	0.18%		08/12/11	5,000,000	5,000,000

San Jose
Sub CP Notes (San Jose In’tl Airport) Series A4a&b, B4	a	0.22%		08/05/11	49,789,000	49,789,000

Sub CP Notes (San Jose Int’l Airport) Series A3a&b, B3	a	0.20%		08/03/11	15,769,000	15,769,000

San Mateo Cnty Community College District
GO Bonds Series 2005B	b,c	0.43%		08/04/11	9,645,000	9,645,000

GO Bonds Series 2005B&2006A	a,b,c	0.40%		09/22/11	15,455,000	15,455,000

Santa Clara Cnty Financing Auth
Refunding Lease RB (Multiple Facilities) Series 2007K	a,b,c	0.40%		09/08/11	47,570,000	47,570,000

Sonoma Cnty
TRAN 2010-2011		2.00%		10/27/11	100,000,000	100,524,841

Torrance
TRAN 2010-2011		2.00%		07/06/11	31,000,000	31,006,421

TRAN 2011-2012	d	3.00%		07/12/12	36,000,000	36,959,040

Univ of California
General RB Series 2007J	b,c	0.35%		07/14/11	11,635,000	11,635,000

Medical Center Pooled RB Series 2007C2	b,c	0.35%		11/17/11	20,615,000	20,615,000

Whittier UHSD
GO Bonds Series 2009A	a,b,c	0.40%		09/29/11	10,515,000	10,515,000

William S. Hart UHSD
GO Bonds Series A	a,b,c	0.36%		11/10/11	21,995,000	21,995,000

GO Bonds Series B	a,b,c	0.38%		09/15/11	6,320,000	6,320,000

						2,263,163,200

Puerto Rico 0.3%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	a	5.00%		08/01/11	18,560,000	18,632,845

Total Fixed-Rate Securities
(Cost $2,281,796,045)						2,281,796,045

Variable-Rate Securities 68.4% of net assets

California 63.8%
ABAG Finance Auth
M/F Housing RB (Bachenheimer Building) Series 2002A	a	0.09%		07/07/11	7,620,000	7,620,000

M/F Housing RB (Darling Florist Building) Series 2002A	a	0.09%		07/07/11	4,710,000	4,710,000

M/F Housing RB (GAIA Building) Series 2000A	a	0.09%		07/07/11	2,100,000	2,100,000

M/F Housing RB (Mountain View Apts) Series 1997A	a	0.25%		07/07/11	5,365,000	5,365,000

M/F Housing Refunding RB (The Berkeleyan) Series 2003A	a	0.09%		07/07/11	3,790,000	3,790,000

RB (899 Charleston) Series 2007	a	0.08%		07/01/11	7,845,000	7,845,000

RB (Acacia Creek at Union City) Series 2008A	b	0.08%		07/01/11	28,775,000	28,775,000

See financial notes 17

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (Pacific Primary) Series 2008	a	0.15%		07/07/11	4,550,000	4,550,000

RB (Sharp HealthCare) Series 2009A	a	0.06%		07/07/11	5,600,000	5,600,000

Refunding RB (Eskaton Properties) Series 2008A	a	0.10%		07/07/11	10,375,000	10,375,000

Refunding RB (Eskaton Properties) Series 2008B	a	0.10%		07/07/11	15,200,000	15,200,000

Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	a,b,c	0.08%		07/07/11	29,389,000	29,389,000

Alameda-Contra Costa School Financing Auth
COP Series N	a	0.06%		07/07/11	11,220,000	11,220,000

Anaheim Housing Auth
M/F Housing RB (Casa Granada Apts) Series 1997A	a	0.08%		07/07/11	3,095,000	3,095,000

M/F Housing RB (Port Trinidad Apts) Series 1997C	a	0.08%		07/07/11	1,740,000	1,740,000

M/F Housing Refunding RB (Sage Park) Series 1998A	a	0.09%		07/07/11	5,500,000	5,500,000

Anaheim Public Financing Auth
Electric System RB Series 2007A	a,b,c	0.10%		07/07/11	15,000,000	15,000,000

Electric System RB Series 2009A	b,c	0.09%		07/07/11	7,500,000	7,500,000

Electric System Second Lien RB Series 2004	a,b,c	0.10%		07/07/11	2,795,000	2,795,000

Sub Lease RB Series 1997C	a,b,c	0.08%		07/07/11	15,321,000	15,321,000

Anaheim Redevelopment Agency
Tax Allocation Refunding Bonds Series 2007A	a,b,c	0.08%		07/07/11	5,270,000	5,270,000

Bakersfield
Wastewater RB Series 2007A	b,c	0.15%		07/07/11	7,975,000	7,975,000

Bay Area Toll Auth
Toll Bridge RB Series 2006C1	a	0.04%		07/07/11	12,850,000	12,850,000

Toll Bridge RB Series 2006F	b,c	0.09%		07/07/11	22,660,000	22,660,000

Toll Bridge RB Series 2006F&2007F	b,c	0.09%		07/07/11	2,830,000	2,830,000

Toll Bridge RB Series 2007A1	a	0.04%		07/07/11	4,000,000	4,000,000

Toll Bridge RB Series 2007C2	a	0.03%		07/07/11	25,000,000	25,000,000

Toll Bridge RB Series 2007F	b,c	0.09%		07/07/11	7,245,000	7,245,000

Toll Bridge RB Series 2007F, 2008F1&2009F1	b,c	0.09%		07/07/11	28,130,750	28,130,750

Toll Bridge RB Series 2008F1	b,c	0.09%		07/07/11	5,000,000	5,000,000

Toll Bridge RB Series 2009F1	b,c	0.09%		07/07/11	1,600,000	1,600,000

Toll Bridge RB Series 2009F1	b,c	0.14%		07/07/11	7,705,000	7,705,000

Cabrillo Community College District
GO Bonds Series B	b,c	0.09%		07/07/11	8,805,000	8,805,000

California
Economic Recovery Bonds	a	0.03%		07/01/11	6,870,000	6,870,000

Economic Recovery Bonds Series 2004C5	a	0.03%		07/01/11	60,365,000	60,365,000

GO Bonds	a,b,c	0.08%		07/07/11	36,900,000	36,900,000

GO Bonds	a,b,c	0.09%		07/07/11	23,825,000	23,825,000

GO Bonds Series 2003B2	a	0.04%		07/07/11	7,000,000	7,000,000

GO Bonds Series 2004A4	a	0.03%		07/01/11	22,250,000	22,250,000

GO Bonds Series CB	b,c	0.13%		07/07/11	8,790,000	8,790,000

GO Refunding Bonds Series 2007	a,b,c	0.08%		07/07/11	9,322,000	9,322,000

California Dept of Water Resources
Water System RB (Central Valley) Series AE	b,c	0.09%		07/07/11	12,605,000	12,605,000

California Economic Development Financing Auth
Airport Facilities RB (Mercury Air Group) Series 1998	a	0.20%		07/07/11	7,500,000	7,500,000

IDRB (Calco) Series 1997	a	0.18%		07/07/11	960,000	960,000

California Educational Facilities Auth
RB (California Institute of Technology) Series 2006B		0.04%		07/07/11	5,450,000	5,450,000

18 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (California Institute of Technology) Series 2009	b,c	0.09%		07/07/11	9,900,000	9,900,000

RB (Univ of San Diego) Series 1999 & Refunding RB (Loyola Marymount Univ) Series 2001A	a,b,c	0.08%		07/07/11	8,107,000	8,107,000

RB (Univ of Southern California) Series 2007A	b,c	0.09%		07/07/11	4,735,000	4,735,000

RB (Univ of Southern California) Series 2009B	b,c	0.09%		07/07/11	19,900,000	19,900,000

California Enterprise Development Finance Auth
RB (Sconza Candy) Series 2008A	a	0.13%		07/07/11	10,000,000	10,000,000

California Health Facilities Financing Auth
RB (Childrens Hospital Los Angeles) Series 2010B	a	0.05%		07/01/11	6,700,000	6,700,000

RB (Kaiser Permanente) Series 2011A,B,C&D	a,b,c	0.13%	07/07/11	09/01/11	20,000,000	20,000,000

RB (Northern California Presbyterian Homes & Services) Series 2004	a	0.09%		07/07/11	4,885,000	4,885,000

RB (Providence Health & Services) Series 2008C	b,c	0.09%		07/07/11	5,020,000	5,020,000

RB (Providence Health & Services) Series 2009B	b,c	0.09%		07/07/11	5,150,000	5,150,000

RB (Providence Health & Services) Series 2009B	b,c,e	0.14%		07/07/11	35,025,000	35,025,000

RB (Scripps Health) Series 2008D	a	0.06%		07/07/11	1,900,000	1,900,000

RB (St. Joseph Health) Series 2009A	b,c	0.09%		07/07/11	11,565,000	11,565,000

RB (Sutter Health) Series 1999A	b,c	0.10%		07/07/11	13,450,000	13,450,000

RB (Sutter Health) Series 2007A	b,c	0.09%		07/07/11	9,695,000	9,695,000

RB (Sutter Health) Series 2011B	b,c	0.10%		07/07/11	1,680,000	1,680,000

California HFA
Home Mortgage RB Series 2002J	a	0.07%		07/07/11	14,865,000	14,865,000

Home Mortgage RB Series 2005B	a	0.08%		07/07/11	16,010,000	16,010,000

Home Mortgage RB Series 2006F	a	0.06%		07/07/11	2,550,000	2,550,000

Home Mortgage RB Series 2008C	a	0.06%		07/07/11	3,700,000	3,700,000

California Infrastructure & Economic Development Bank
First Lien RB (Bay Area Toll Bridges Seismic Retrofit) Series 2003A	a,b,c	0.06%		07/01/11	67,185,000	67,185,000

IDRB (Alegacy Foodservice Products Group & Eagleware Manufacturing) Series 2005	a	0.12%		07/07/11	5,250,000	5,250,000

IDRB (American-De Rosa Lamp Arts) Series 1999	a	0.16%		07/07/11	4,950,000	4,950,000

IDRB (Fairmont Sign) Series 2000A	a	0.24%		07/07/11	4,045,000	4,045,000

RB (California Academy of Sciences) Series 2008A	a	0.03%		07/01/11	10,500,000	10,500,000

RB (Contemporary Jewish Museum) Series 2006	a	0.05%		07/01/11	2,200,000	2,200,000

RB (J. Paul Getty Trust) Series 2003B		0.02%		07/01/11	1,500,000	1,500,000

RB (St. Margaret’s Episcopal School) Series 2008	a	0.45%		07/30/11	12,230,000	12,230,000

California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996E	a	0.03%		07/01/11	2,800,000	2,800,000

Pollution Control Refunding RB (PG&E) Series 1996F	a	0.03%		07/01/11	4,200,000	4,200,000

Pollution Control Refunding RB (PG&E) Series 1997B	a	0.08%		07/01/11	5,700,000	5,700,000

Solid Waste Disposal RB (Ag Resources III) Series 2004	a	0.16%		07/07/11	5,570,000	5,570,000

Solid Waste Disposal RB (Agrifab) Series 2003	a	0.13%		07/07/11	5,800,000	5,800,000

Solid Waste Disposal RB (Alameda Cnty Industries) Series 2000A	a	0.16%		07/07/11	3,330,000	3,330,000

Solid Waste Disposal RB (Athens Disposal) Series 1995A	a	0.13%		07/07/11	3,500,000	3,500,000

Solid Waste Disposal RB (Athens Disposal) Series 1999A	a	0.13%		07/07/11	3,685,000	3,685,000

Solid Waste Disposal RB (Athens Services) Series 2001A	a	0.13%		07/07/11	2,895,000	2,895,000

Solid Waste Disposal RB (Atlas Disposal) Series 1999A	a	0.13%		07/07/11	4,369,000	4,369,000

Solid Waste Disposal RB (AVI-PGS) Series 2008A	a	0.13%		07/07/11	4,250,000	4,250,000

Solid Waste Disposal RB (BLT Enterprises of Sacramento) Series 1999A	a	0.13%		07/07/11	5,170,000	5,170,000

See financial notes 19

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Burrtec Waste & Recycling Services) Series 2006A	a	0.11%		07/07/11	15,525,000	15,525,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2004	a	0.11%		07/07/11	1,920,000	1,920,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2006A	a	0.11%		07/07/11	13,445,000	13,445,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2008A	a	0.11%		07/07/11	8,380,000	8,380,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 1997B	a	0.11%		07/07/11	1,000,000	1,000,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 2000A	a	0.11%		07/07/11	4,705,000	4,705,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 2002A	a	0.11%		07/07/11	6,260,000	6,260,000

Solid Waste Disposal RB (California Waste Solutions) Series 2002A	a	0.13%		07/07/11	5,890,000	5,890,000

Solid Waste Disposal RB (California Waste Solutions) Series 2004A	a	0.13%		07/07/11	1,820,000	1,820,000

Solid Waste Disposal RB (California Waste Solutions) Series 2007A	a	0.13%		07/07/11	21,435,000	21,435,000

Solid Waste Disposal RB (Cedar Ave Recycling & Transfer Station) Series 2003A	a	0.13%		07/07/11	1,840,000	1,840,000

Solid Waste Disposal RB (CR&R) Series 2006A	a	0.16%		07/07/11	7,840,000	7,840,000

Solid Waste Disposal RB (CR&R) Series 2007A	a	0.16%		07/07/11	10,305,000	10,305,000

Solid Waste Disposal RB (Crown Disposal) Series 2010A	a	0.14%		07/07/11	2,825,000	2,825,000

Solid Waste Disposal RB (Desert Properties) Series 2006B	a	0.18%		07/07/11	2,245,000	2,245,000

Solid Waste Disposal RB (Escondido Disposal/Jemco Equipment) Series 1998A	a	0.11%		07/07/11	6,615,000	6,615,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2006A	a	0.13%		07/07/11	7,770,000	7,770,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2008A	a	0.13%		07/07/11	14,860,000	14,860,000

Solid Waste Disposal RB (Garden City Sanitation) Series 2009A	a	0.14%		07/07/11	8,450,000	8,450,000

Solid Waste Disposal RB (Garden City Sanitation) Series 2009B	a	0.14%		07/07/11	4,655,000	4,655,000

Solid Waste Disposal RB (GreenTeam of San Jose) Series 1997A	a	0.10%		07/07/11	320,000	320,000

Solid Waste Disposal RB (GreenTeam of San Jose) Series 2001A	a	0.10%		07/07/11	3,305,000	3,305,000

Solid Waste Disposal RB (GreenWaste of Tehama) Series 1999A	a	0.10%		07/07/11	370,000	370,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A	a	0.18%		07/07/11	2,475,000	2,475,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A	a	0.18%		07/07/11	8,810,000	8,810,000

Solid Waste Disposal RB (Madera Disposal Systems) Series 1998A	a	0.10%		07/07/11	1,800,000	1,800,000

Solid Waste Disposal RB (Marin Sanitary Service) Series 2006A	a	0.18%		07/07/11	2,615,000	2,615,000

Solid Waste Disposal RB (Mid-Valley Disposal) Series 2006A	a	0.18%		07/07/11	2,945,000	2,945,000

Solid Waste Disposal RB (Mill Valley Refuse Service) Series 2003A	a	0.13%		07/07/11	1,125,000	1,125,000

Solid Waste Disposal RB (Mission Trail Waste Systems) Series 2010A	a	0.14%		07/07/11	3,140,000	3,140,000

Solid Waste Disposal RB (Mottra Corp) Series 2002A	a	0.18%		07/07/11	955,000	955,000

Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A	a	0.18%		07/07/11	2,655,000	2,655,000

Solid Waste Disposal RB (Northern Recycling & Waste Services) Series 2007A	a	0.18%		07/07/11	2,840,000	2,840,000

Solid Waste Disposal RB (Orange Ave Disposal) Series 2002A	a	0.13%		07/07/11	5,010,000	5,010,000

Solid Waste Disposal RB (Placer Cnty Eastern Regional Sanitary Landfill) Series 2003A	a	0.13%		07/07/11	2,700,000	2,700,000

Solid Waste Disposal RB (Rainbow Disposal) Series 2006A	a	0.18%		07/07/11	8,910,000	8,910,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2001A	a	0.13%		07/07/11	2,910,000	2,910,000

20 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A	a	0.18%		07/07/11	18,010,000	18,010,000

Solid Waste Disposal RB (Sanco Services) Series 2002A	a	0.11%		07/07/11	4,665,000	4,665,000

Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A	a	0.18%		07/07/11	950,000	950,000

Solid Waste Disposal RB (Solag Disposal) Series 1997A	a	0.16%		07/07/11	2,135,000	2,135,000

Solid Waste Disposal RB (South Bay Recycling) Series 2010B	a	0.14%		07/07/11	3,140,000	3,140,000

Solid Waste Disposal RB (South Tahoe Refuse) Series 2008A	a	0.18%		07/07/11	4,610,000	4,610,000

Solid Waste Disposal RB (Talco Plastics) Series 1997A	a	0.15%		07/07/11	2,350,000	2,350,000

Solid Waste Disposal RB (Upper Valley Disposal Service) Series 2008A	a	0.18%		07/07/11	1,760,000	1,760,000

Solid Waste Disposal RB (Valley Vista Services) Series 2003A	a	0.18%		07/07/11	1,615,000	1,615,000

Solid Waste Disposal RB (Valley Vista Services) Series 2007A	a	0.18%		07/07/11	2,605,000	2,605,000

Solid Waste Disposal RB (Vanderham Family Trust - J&D Wilson & Sons Dairy) Series 2004	a	0.13%		07/07/11	2,500,000	2,500,000

Solid Waste Disposal RB (West Valley MRF) Series 1997A	a	0.18%		07/07/11	415,000	415,000

Solid Waste Disposal RB (Zanker Road Landfill) Series 1999C	a	0.18%		07/07/11	1,875,000	1,875,000

Solid Waste Disposal RB (Zanker Road Management) Series 2011A	a	0.18%		07/07/11	2,500,000	2,500,000

Solid Waste Disposal Refunding RB (MarBorg Industries) Series 2009A	a	0.14%		07/07/11	3,335,000	3,335,000

California Public Works Board
Lease RB (Univ of California) Series 2009E	b,c	0.09%		07/07/11	5,290,000	5,290,000

Lease Refunding RB (Univ of California) Series 2007A	b,c	0.09%		07/07/11	32,980,000	32,980,000

Lease Refunding RB (Univ of California) Series 2007A	b,c	0.13%		07/07/11	8,805,000	8,805,000

California State Univ
Systemwide RB Series 2007A	a,b,c	0.09%		07/07/11	9,210,000	9,210,000

Systemwide RB Series 2008A	a,b,c	0.10%		07/07/11	5,685,000	5,685,000

California Statewide Communities Development Auth
IDRB (RL Group) Series 1998C	a	0.15%		07/07/11	1,260,000	1,260,000

M/F Housing RB (Campus Pointe Apts) Series 2008J	a	0.10%		07/07/11	12,600,000	12,600,000

M/F Housing RB (Charter Court Apts) Series 2008L	a	0.09%		07/07/11	11,400,000	11,400,000

M/F Housing RB (Creekside at Meadow Park Apts) Series 2002HH	a	0.09%		07/07/11	9,195,000	9,195,000

M/F Housing RB (Cypress Villa Apts) Series 2000F	a	0.09%		07/07/11	4,725,000	4,725,000

M/F Housing RB (Dublin Ranch Sr Apts) Series 2003OO	a	0.10%		07/07/11	15,090,000	15,090,000

M/F Housing RB (Dublin Ranch Sr Apts) Series 2006G	a	0.09%		07/07/11	5,010,000	5,010,000

M/F Housing RB (Emerald Gardens Apts) Series 2000E	a	0.09%		07/07/11	7,320,000	7,320,000

M/F Housing RB (Fairway Family Apts) Series 2003PP	a	0.09%		07/07/11	3,000,000	3,000,000

M/F Housing RB (Fairway Family Apts) Series 2006H	a	0.10%		07/07/11	7,000,000	7,000,000

M/F Housing RB (Heritage Oaks Apts) Series 2004YY	a	0.09%		07/07/11	6,900,000	6,900,000

M/F Housing RB (Las Flores Village Apts) Series 2004JJ	a	0.08%		07/07/11	13,500,000	13,500,000

M/F Housing RB (Laurel Park Sr Apts) Series 2002H	a	0.12%		07/07/11	5,500,000	5,500,000

M/F Housing RB (Martin Luther Tower) Series 2005D	a	0.09%		07/07/11	7,750,000	7,750,000

M/F Housing RB (Oak Center Towers) Series 2005L	a	0.10%		07/07/11	3,720,000	3,720,000

M/F Housing RB (Oakmont of Concord) Series 2002Q	a	0.09%		07/07/11	10,000,000	10,000,000

M/F Housing RB (Park David Sr Apts) Series 1999D	a	0.08%		07/07/11	8,220,000	8,220,000

M/F Housing RB (Plaza Club Apts) Series 1997A	a	0.09%		07/07/11	14,790,000	14,790,000

M/F Housing RB (Rancho Santa Fe Village Apts) Series 2004EE	a	0.08%		07/07/11	12,300,000	12,300,000

See financial notes 21

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Sagewood At Stonebridge Estates) Series 2005CC	a	0.08%		07/07/11	9,100,000	9,100,000

M/F Housing RB (Sharps & Flats Apts) Series 2002X	a	0.09%		07/07/11	8,295,000	8,295,000

M/F Housing RB (Westgate Pasadena Apts) Series 2007G	a	0.09%		07/07/11	7,055,000	7,055,000

M/F Housing RB (Woodsong Apts) Series 1997B	a	0.08%		07/07/11	2,827,000	2,827,000

M/F Housing Refunding RB (Arbor Ridge Apts) Series 2008B	a	0.09%		07/07/11	16,405,000	16,405,000

M/F Housing Refunding RB (Brandon Place Apts) Series 2006D	a	0.08%		07/07/11	6,070,000	6,070,000

M/F Housing Refunding RB (Irvine Apt Communities) Series 2008C2&C3	a,b,c	0.19%		07/07/11	40,000,000	40,000,000

RB (Elder Care Alliance) Series 2000	a	0.11%		07/07/11	12,560,000	12,560,000

RB (Kaiser Permanente) Series 2006B	a,b,c	0.10%		07/07/11	4,950,000	4,950,000

RB (St. Joseph Health) Series 2007D&E	b,c,e	0.09%		07/07/11	64,190,000	64,190,000

RB (Sutter Health) Series 2002B	b,c	0.09%		07/07/11	2,200,000	2,200,000

RB (Univ Retirement Community at Davis) Series 2008	a	0.07%		07/01/11	7,640,000	7,640,000

Refunding RB (Los Angeles Cnty Museum of Art) Series 2008A	a	0.05%		07/07/11	15,000,000	15,000,000

Refunding RB (Los Angeles Cnty Museum of Art) Series 2008B	a	0.05%		07/07/11	13,300,000	13,300,000

Coast Community College District
GO Bonds Series 2006B	b,c	0.08%		07/07/11	9,445,000	9,445,000

GO Bonds Series 2006B	b,c	0.12%		07/07/11	12,095,000	12,095,000

Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre) Series 2006A	a	0.10%		07/07/11	29,000,000	29,000,000

M/F Housing RB (Creekview Apts) Series 2003B	a	0.08%		07/07/11	11,700,000	11,700,000

M/F Mortgage RB (El Cerrito Royale) Series 1987A	a	0.13%		07/07/11	2,480,000	2,480,000

Desert Community College District
GO Bonds Series 2007C	b,c	0.09%		07/07/11	12,375,000	12,375,000

Diamond Bar Public Financing Auth
Lease RB Series 2002A	a	0.08%		07/07/11	8,510,000	8,510,000

Dry Creek/Grant Jt Union SDs
GO Bonds Series 2008	a,b,c	0.08%		07/07/11	6,965,000	6,965,000

East Bay Municipal Utility District
Wastewater System Refunding RB Series 2011A		0.11%	07/07/11	02/01/12	19,495,000	19,495,000

Water System Refunding RB Series 2008A2	b	0.03%		07/07/11	30,520,000	30,520,000

Water System Sub Refunding RB Series 2009A1		0.12%	07/07/11	12/01/11	49,210,000	49,210,000

Water System Sub Refunding RB Series 2009A2		0.12%	07/07/11	03/01/12	50,190,000	50,190,000

Water System Sub Refunding RB Series 2010A	b,c	0.09%		07/07/11	9,760,000	9,760,000

East Side UHSD
GO Bonds Series B	a,b,c	0.09%		07/07/11	15,000,000	15,000,000

Eastern Municipal Water District
Water & Sewer Revenue COP Series 2008H	b,c	0.09%		07/07/11	11,370,000	11,370,000

El Cajon
M/F Housing RB (Park-Mollison & Madison Apts) Series 1998	a	0.09%		07/07/11	4,400,000	4,400,000

Elsinore Valley Municipal Water District
Refunding COP Series 2011A	a	0.10%		07/07/11	5,250,000	5,250,000

Emeryville Redevelopment Agency
M/F Housing RB (Bay St Apts) Series 2002A	a,e	0.09%		07/07/11	57,715,000	57,715,000

Escondido
M/F Housing RB (Via Roble Apts) Series 2003A	a	0.10%		07/07/11	6,900,000	6,900,000

Fontana USD
GO Bonds Series B	a,b,c	0.19%		07/07/11	3,330,000	3,330,000

Foothill-DeAnza Community College District
GO Bonds Series 2006C	b,c	0.09%		07/07/11	4,780,000	4,780,000

22 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Series A	b,c	0.08%		07/07/11	8,725,000	8,725,000

GO Bonds Series B	b,c	0.08%		07/07/11	13,675,000	13,675,000

GO Bonds Series C	b,c	0.12%		07/07/11	18,545,000	18,545,000

Fremont USD
GO Bonds Series B	b,c	0.19%		07/07/11	5,000,000	5,000,000

Fresno
Sewer System RB Series 2008A	b,c	0.13%		07/07/11	10,000,000	10,000,000

Fresno IDA
IDRB (Keiser Corp) Series 1997	a	0.16%		07/07/11	750,000	750,000

Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	a,b,c	0.08%		07/07/11	22,570,000	22,570,000

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	a,b,c	0.09%		07/07/11	25,710,000	25,710,000

Golden West Schools Financing Auth
GO RB (Beverly Hills USD) Series 2005	b,c	2.25%		07/07/11	10,035,000	10,035,000

Grossmont UHSD
GO Bonds Series 2006	b,c	0.08%		07/07/11	5,264,000	5,264,000

GO Bonds Series 2008	b,c	0.09%		07/07/11	3,275,000	3,275,000

GO Bonds Series 2008	b,c	0.10%		07/07/11	1,805,000	1,805,000

GO Bonds Series 2009A	b,c	0.09%		07/07/11	7,525,000	7,525,000

GO Bonds Series 2010B	b,c	0.09%		07/07/11	4,000,000	4,000,000

GO Bonds Series 2010B	b,c	0.10%		07/07/11	6,300,000	6,300,000

Hayward
M/F Housing RB (Timbers Apts) Series 1998A	a	0.09%		07/07/11	9,500,000	9,500,000

Huntington Beach
M/F Housing RB (Five Points Seniors) Series 1991A	a	0.09%		07/07/11	9,500,000	9,500,000

Irvine Ranch Water District
Consolidated Bonds Series 2009B	a	0.03%		07/01/11	6,450,000	6,450,000

Refunding Bonds Series 2011A1		0.13%	07/07/11	04/02/12	14,000,000	14,000,000

Refunding Bonds Series 2011A2		0.13%	07/07/11	04/02/12	13,000,000	13,000,000

Loma Linda
Hospital RB (Loma Linda Univ Medical Center) Series 2008B	a	0.08%		07/07/11	4,000,000	4,000,000

Los Angeles
Wastewater System Refunding RB Series 2003A	b,c,e	0.09%		07/07/11	34,620,000	34,620,000

Wastewater System Refunding RB Series 2005A	b,c	0.09%		07/07/11	5,715,000	5,715,000

Los Angeles Cnty Housing Auth
M/F Housing RB (Castaic Sr Apts) Series 2003C	a	0.09%		07/07/11	9,300,000	9,300,000

M/F Housing Refunding RB (Diamond Park Apts) Series 2010B	a	0.11%		07/07/11	14,200,000	14,200,000

M/F Housing Refunding RB (Sand Canyon Villas) Series 2010C	a	0.11%		07/07/11	17,000,000	17,000,000

Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB (Proposition A) Series 2008A2	b	0.06%		07/07/11	11,400,000	11,400,000

Second Sr Sales Tax RB Series 2004A	b,c	0.09%		07/07/11	12,165,000	12,165,000

Los Angeles Community College District
GO Bonds Series 2006E	b,c	0.09%		07/07/11	4,785,000	4,785,000

GO Bonds Series 2007A	b,c	0.09%		07/07/11	33,060,000	33,060,000

GO Bonds Series 2007A	b,c	0.10%		07/07/11	5,225,000	5,225,000

GO Bonds Series 2008E1	b,c	0.09%		07/07/11	11,250,000	11,250,000

GO Bonds Series 2008F1	b,c	0.09%		07/07/11	20,015,000	20,015,000

GO Bonds Series 2009A	b,c	0.09%		07/07/11	7,040,000	7,040,000

Los Angeles Community Redevelopment Agency
M/F Housing RB (Security Building) Series 2001A	a	0.09%		07/07/11	3,955,000	3,955,000

See financial notes 23

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Dept of Airports
Airport Sr RB Series 2008A	b,c	0.08%		07/07/11	17,875,000	17,875,000

Airport Sr RB Series 2008A	b,c	0.13%		07/07/11	13,475,000	13,475,000

Airport Sr RB Series 2008A	b,c	0.17%		07/07/11	19,295,000	19,295,000

Airport Sr RB Series 2010A	b,c	0.09%		07/07/11	17,715,000	17,715,000

Airport Sr RB Series 2010A	b,c	0.14%		07/07/11	14,685,000	14,685,000

Airport Sr RB Series 2010A	b,c	0.15%		07/07/11	3,330,000	3,330,000

Airport Sr RB Series 2010D	b,c	0.09%		07/07/11	4,665,000	4,665,000

Airport Sub RB Series 2010B	b,c	0.09%		07/07/11	9,830,000	9,830,000

Los Angeles Dept of Water & Power
Power System RB Series 2001B3	b	0.05%		07/07/11	6,400,000	6,400,000

Power System RB Series 2001B6	b	0.03%		07/01/11	1,500,000	1,500,000

Power System RB Series 2002A2	b	0.05%		07/07/11	35,000,000	35,000,000

Power System RB Series 2002A3	b	0.04%		07/07/11	1,000,000	1,000,000

Power System RB Series 2002A4	b	0.05%		07/07/11	7,000,000	7,000,000

Power System RB Series 2002A8	b	0.05%		07/07/11	17,600,000	17,600,000

Power System RB Series 2005A1	b,c	0.09%		07/07/11	5,000,000	5,000,000

Power System RB Series 2005A2	b,c	0.09%		07/07/11	15,930,000	15,930,000

Power System RB Series 2007A1	b,c	0.09%		07/07/11	10,255,000	10,255,000

Water System RB Series 2003A	b,c	0.09%		07/07/11	7,000,000	7,000,000

Los Angeles Harbor Dept
RB Series 2006D	b,c	0.08%		07/07/11	7,390,000	7,390,000

Refunding RB Series 2006B	b,c	0.14%		07/07/11	16,120,000	16,120,000

Refunding RB Series 2006B	b,c	2.32%		07/07/11	13,455,000	13,455,000

Los Angeles IDA
IDRB (KH Enterprises) Series 2008	a	0.23%		07/07/11	1,700,000	1,700,000

RB (AAA Packing & Shipping) Series 2000	a	0.10%		07/07/11	3,000,000	3,000,000

RB (Green Farms) Series 2003	a	0.14%		07/07/11	2,470,000	2,470,000

Los Angeles USD
GO Bonds Series 2005E	b,c	0.09%		07/07/11	6,735,000	6,735,000

GO Bonds Series 2007B & Refunding Series 2007B	b,c	0.12%		07/07/11	7,290,000	7,290,000

GO Bonds Series 2007C	b,c	0.10%		07/07/11	8,250,000	8,250,000

GO Bonds Series 2007H	b,c	0.09%		07/07/11	9,995,000	9,995,000

GO Bonds Series 2009D&2009F	b,c	0.09%		07/07/11	6,230,000	6,230,000

GO Bonds Series 2009D&2009I	b,c	0.09%		07/07/11	13,005,000	13,005,000

GO Bonds Series 2009F	b,c	0.10%		07/07/11	6,265,000	6,265,000

GO Bonds Series 2009I	b,c	0.09%		07/07/11	3,500,000	3,500,000

Refunding COP Series 2008A	a	0.05%		07/07/11	5,765,000	5,765,000

Refunding COP Series 2008B	a	0.05%		07/07/11	1,905,000	1,905,000

Madera/West Contra Costa/Santa Ana USDs & Tulare Jt/San Mateo UHSD
GO Bonds Series 2005	a,b,c	0.08%		07/07/11	15,825,000	15,825,000

Napa Valley Community College District
GO Bonds Series B	a,b,c	0.08%		07/07/11	6,010,000	6,010,000

Newport-Mesa USD
GO Bonds Series 2011	b,c	0.09%		07/07/11	5,915,000	5,915,000

Oakland-Alameda Cnty Coliseum Auth
Refunding Lease RB (Oakland Coliseum) Series 2000C1	a	0.08%		07/07/11	1,545,000	1,545,000

Oceanside
M/F Mortgage RB (Riverview Springs Apts) Series 1990A	a	0.09%		07/07/11	12,470,000	12,470,000

24 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Ohlone Community College District
GO Bonds Series B	b,c	0.09%		07/07/11	12,255,000	12,255,000

Orange Cnty
Airport RB Series 2009B	b,c	0.10%		07/07/11	6,520,000	6,520,000

COP (Florence Crittenton Services) Series 1990	a	0.05%		07/07/11	4,300,000	4,300,000

Orange Cnty Housing Auth
Apt Development RB (Lantern Pines) Series 1985CC	a	0.09%		07/07/11	1,400,000	1,400,000

Apt Development Refunding RB (Villa La Paz) Series 1998F	a	0.05%		07/07/11	8,600,000	8,600,000

Orange Cnty Sanitation District
COP Series 2003	b,c	0.10%		07/07/11	5,250,000	5,250,000

COP Series 2007B	b,c	0.09%		07/07/11	9,240,000	9,240,000

Refunding COP Series 2000B	b	0.02%		07/01/11	100,000	100,000

Oxnard Financing Auth
Lease RB Series 2003B	a	0.08%		07/07/11	5,945,000	5,945,000

Lease RB Series 2006	a	0.08%		07/07/11	11,000,000	11,000,000

Wastewater RB Series 2004B	a	0.08%		07/07/11	10,715,000	10,715,000

Palm Springs USD
GO Bonds Series A	a,b,c	0.09%		07/07/11	10,410,000	10,410,000

Palomar Pomerado Health
GO Bonds Series 2007A	a,b,c	0.08%		07/07/11	11,440,000	11,440,000

GO Bonds Series 2007A	a,b,c	0.12%		07/07/11	11,545,000	11,545,000

Pasadena
Refunding COP Series 2008A	a	0.06%		07/07/11	8,010,000	8,010,000

Petaluma
M/F Housing RB (Oakmont) Series 1996A	a	0.16%		07/07/11	2,850,000	2,850,000

Pinole Redevelopment Agency
M/F Housing RB (East Bluff Apts) Series 1998A	a	0.25%		07/07/11	4,959,000	4,959,000

Pittsburg Public Financing Auth
Water Refunding RB Series 2008	a	0.07%		07/07/11	6,265,000	6,265,000

Pomona PFA
Water Facilities RB Series 2007AY	a,b,c	0.12%		07/07/11	8,985,000	8,985,000

Redondo Beach Redevelopment Agency
M/F Housing Refunding RB (Heritage Pointe Apts) Series 2004A	a	0.09%		07/07/11	10,890,000	10,890,000

Riverside Cnty Housing Auth
M/F Housing RB (Victoria Springs Apts) Series 1989C	a	0.09%		07/07/11	9,000,000	9,000,000

Riverside Cnty Transportation Commission
Sales Limited Tax RB Series 2009C	b	0.08%		07/07/11	14,125,000	14,125,000

Riverside Community College District
GO Bonds Series 2007C	b,c	0.18%		07/07/11	5,940,000	5,940,000

Roseville Jt UHSD
GO Bonds Series C	b,c	0.08%		07/07/11	1,700,000	1,700,000

Sacramento Cnty
Airport System Sr RB Series 2008B & Sub & PFC Refunding RB Series 2008E	a,b,c	0.08%		07/07/11	53,235,000	53,235,000

M/F Housing RB (Ashford Heights Apts) Series 2006H	a	0.10%		07/07/11	2,255,000	2,255,000

Special Facilities Airport RB (Cessna Aircraft) Series 1998	a	0.13%		07/07/11	8,800,000	8,800,000

Sacramento Cnty Housing Auth
M/F Housing RB (Carlton Plaza Sr Apts) Series 2003E	a	0.09%		07/07/11	14,000,000	14,000,000

M/F Housing RB (Hastings Park Apts) Series 2004G	a	0.09%		07/07/11	5,300,000	5,300,000

M/F Housing RB (Logan Park Apts) Series 2007E	a	0.09%		07/07/11	24,000,000	24,000,000

M/F Housing Refunding RB (Chesapeake Commons Apts) Series 2001C	a	0.09%		07/07/11	33,000,000	33,000,000

See financial notes 25

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sacramento Cnty Sanitation District Financing Auth
RB Series 2006	b,c	0.09%		07/07/11	4,750,000	4,750,000

Refunding RB Series 2007B	b,c	0.09%		07/07/11	62,700,000	62,700,000

Refunding RB Series 2007B	b,c	0.57%		07/07/11	3,195,000	3,195,000

Sub Lien Refunding RB Series 2008A	a	0.03%		07/01/11	41,975,000	41,975,000

Sub Lien Refunding RB Series 2008B	a	0.03%		07/01/11	25,000,000	25,000,000

Sub Lien Refunding RB Series 2008C	a	0.03%		07/01/11	26,000,000	26,000,000

Sacramento Housing Auth
M/F Housing RB (Atrium Court Apts) 2002G	a	0.08%		07/07/11	17,200,000	17,200,000

M/F Housing RB (Hurley Creek Sr Apts) Series 2006E	a	0.09%		07/07/11	10,265,000	10,265,000

M/F Housing RB (St. Anton Building Apts) Series 2003I	a	0.09%		07/07/11	8,000,000	8,000,000

M/F Housing RB (Valencia Point Apts) Series 2006I	a	0.09%		07/07/11	5,150,000	5,150,000

San Bernardino Cnty
M/F Housing Refunding RB (Rialto Heritage Park Apts) Series 1993A	a	0.12%		07/07/11	4,330,000	4,330,000

San Bernardino Community College District
GO Bonds Series C	b,c	0.09%		07/07/11	13,660,000	13,660,000

San Diego Cnty
COP (San Diego Jewish Academy) Series 2003	a	0.12%		07/07/11	7,935,000	7,935,000

San Diego Cnty Regional Airport Auth
Airport Refunding RB Series 2005	a,b,c	0.08%		07/07/11	1,175,000	1,175,000

San Diego Cnty Water Auth
Water Revenue COP Series 2004A	b,c	0.09%		07/07/11	8,710,000	8,710,000

Water Revenue COP Series 2008A	b,c	0.09%		07/07/11	38,880,000	38,880,000

San Diego Community College District
GO Bonds Series 2005	b,c	0.09%		07/07/11	3,330,000	3,330,000

GO Bonds Series 2005	b,c	0.10%		07/07/11	3,100,000	3,100,000

GO Bonds Series 2007	b,c	0.09%		07/07/11	4,000,000	4,000,000

GO Bonds Series 2009	b,c	0.09%		07/07/11	18,000,000	18,000,000

San Diego Housing Auth
M/F Mortgage Refunding RB (Creekside Villa Apts) Series 1999B	a	0.09%		07/07/11	6,000,000	6,000,000

San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A	b,c	0.14%		07/07/11	4,280,000	4,280,000

Water RB Series 2009B	b,c	0.10%		07/07/11	3,750,000	3,750,000

San Francisco Redevelopment Agency
M/F Housing Refunding RB (Fillmore Center) Series 1992A2	a	0.11%		07/07/11	3,750,000	3,750,000

San Francisco Airport Commission
Second Series Refunding RB Series 34E	a,b,c	0.08%		07/07/11	5,095,000	5,095,000

San Francisco Bay Area Rapid Transit District
Sales Tax Refunding RB Series 2005A	b,c	0.09%		07/07/11	13,400,000	13,400,000

Sales Tax Refunding RB Series 2006A	b,c	0.09%		07/07/11	6,125,000	6,125,000

San Jose
Airport RB Series 2007A	a,b,c	0.08%		07/07/11	52,140,000	52,140,000

GO Bonds Series 2008	b,c	0.18%		07/07/11	5,440,000	5,440,000

M/F Housing RB (Pollard Plaza Apts) Series 2002D	a	0.12%		07/07/11	7,095,000	7,095,000

San Jose Financing Auth
Lease RB (Civic Center Garage Refunding) Series 2008B2	a	0.04%		07/07/11	11,880,000	11,880,000

Lease RB (Civic Center) Series 2002B	a,b,c	0.09%		07/07/11	24,010,000	24,010,000

San Luis Obispo Cnty Financing Auth
RB (Nacimiento Water) Series 2007A	a,b,c	0.09%		07/07/11	23,570,000	23,570,000

26 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Marcos Public Facilities Auth
Tax Allocation Refunding RB (Project Areas No. 1&3) Series 2005A	a,b,c	0.03%		07/01/11	4,200,000	4,200,000

San Marcos Redevelopment Agency
M/F Housing RB (Grandon Village) Series 2002A	a	0.08%		07/07/11	13,390,000	13,390,000

San Mateo Cnty Community College District
GO Bonds Series 2006B	b,c	0.08%		07/07/11	39,550,000	39,550,000

GO Bonds Series 2006B	b,c	0.09%		07/07/11	27,385,000	27,385,000

San Mateo UHSD
GO Bonds Series 2011A	b,c	0.10%		07/07/11	5,000,000	5,000,000

Santa Clara
Electric RB Series 2008B	a	0.06%		07/07/11	13,960,000	13,960,000

Santa Clara Cnty
GO Bonds Series 2009A	b,c,e	0.14%		07/07/11	55,260,000	55,260,000

Santa Clara Cnty Financing Auth
Refunding Lease RB (Multiple Facilities) Series 2008M	a	0.05%		07/07/11	15,860,000	15,860,000

Santa Clara Cnty Housing Auth
M/F Housing RB (Monte Vista Terrace Apts) Series 2005C	a	0.18%		07/07/11	9,420,000	9,420,000

Santa Clara Valley Transportation Auth
Refunding Tax RB Series 2008C	b	0.05%		07/07/11	25,450,000	25,450,000

Sales Tax Refunding RB Series 2007A	b,c	0.09%		07/07/11	2,500,000	2,500,000

Sales Tax Refunding RB Series 2008B	b	0.03%		07/07/11	10,500,000	10,500,000

Sales Tax Refunding RB Series 2008B	b	0.04%		07/07/11	3,000,000	3,000,000

Sequoia UHSD
GO Bonds Series 2005B	b,c	0.09%		07/07/11	7,360,000	7,360,000

Simi Valley USD
GO Bonds Series 2007C	a,b,c	0.12%		07/07/11	8,460,000	8,460,000

Southern California Metropolitan Water District
Water RB Series 2000B4	b	0.04%		07/07/11	7,200,000	7,200,000

Water RB Series 2003B1	b,c	0.09%		07/07/11	4,000,000	4,000,000

Water RB Series 2005C	b,c	0.09%		07/07/11	12,235,000	12,235,000

Water RB Series 2006A	b,c	0.09%		07/07/11	5,590,000	5,590,000

Water RB Series 2006A	b,c	0.15%		07/07/11	13,050,000	13,050,000

Water RB Series 2008A	b,c	0.09%		07/07/11	5,000,000	5,000,000

Water Refunding RB Series 2004A1	b	0.04%		07/07/11	2,000,000	2,000,000

Water Refunding RB Series 2006A1	b	0.11%		07/07/11	32,310,000	32,310,000

Water Refunding RB Series 2009A1	e	0.09%	07/07/11	01/06/12	54,000,000	53,999,500

Water Refunding RB Series 2009A2		0.09%	07/07/11	10/10/11	46,215,000	46,215,000

Water Refunding RB Series 2010A		0.04%		07/07/11	900,000	900,000

Water Refunding RB Series 2011A1		0.11%	07/07/11	06/01/12	13,000,000	13,000,000

Water Refunding RB Series 2011A3		0.11%	07/07/11	06/01/12	21,435,000	21,435,000

Sweetwater UHSD
GO Bonds Series 2008A	a,b,c	0.10%		07/07/11	3,000,000	3,000,000

Univ of California
General RB Series 2005C	b,c	0.18%		07/07/11	7,500,000	7,500,000

General RB Series 2005F	b,c	0.10%		07/07/11	1,555,000	1,555,000

General RB Series 2005G	b,c	0.09%		07/07/11	32,315,000	32,315,000

General RB Series 2007J	b,c	0.09%		07/07/11	9,550,000	9,550,000

General RB Series 2009O	b,c	0.09%		07/07/11	13,435,275	13,435,275

Limited Project RB Series 2005B	b,c	0.09%		07/07/11	12,940,000	12,940,000

Limited Project RB Series 2007D	b,c,e	0.09%		07/07/11	40,095,000	40,095,000

See financial notes 27

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Upland USD
GO Bonds Series A	a,b,c	0.08%		07/07/11	9,733,000	9,733,000

Various California Community College & SD
GO Bonds	a,b,c	0.08%		07/07/11	76,540,000	76,540,000

West Contra Costa USD
GO Bonds Series C	a,b,c	0.09%		07/07/11	2,390,000	2,390,000

West Hills Community College District
COP (2008 Refunding)	a	0.08%		07/07/11	13,225,000	13,225,000

Westminster Redevelopment Agency
M/F Housing RB (Brookhurst Royale Sr Assisted Living) Series 2000A	a	0.25%		07/07/11	6,350,000	6,350,000

Sub Tax Allocation Bonds (Police Facility) Series 2009	a,b,c	0.09%		07/07/11	16,875,000	16,875,000

Yosemite Community College District
GO Bonds Series 2008C	b,c	0.14%		07/07/11	8,000,000	8,000,000

						4,196,241,525

Other Investments 4.6%
BlackRock MuniYield California Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	35,000,000	35,000,000

BlackRock MuniYield California Quality Fund
Variable Rate Demand Preferred Shares Series W7	a,c	0.29%		07/07/11	39,000,000	39,000,000

Nuveen California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		07/07/11	55,000,000	55,000,000

Nuveen California Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	18,000,000	18,000,000

Nuveen California Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		07/07/11	29,800,000	29,800,000

Nuveen California Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	15,000,000	15,000,000

Nuveen California Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	26,000,000	26,000,000

Nuveen California Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	26,000,000	26,000,000

Nuveen Insured California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,c	0.26%		07/07/11	25,300,000	25,300,000

Nuveen Insured California Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,c	0.29%		07/07/11	20,000,000	20,000,000

Nuveen Insured California Tax-Free Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2	a,c	0.23%		07/07/11	17,700,000	17,700,000

						306,800,000

Puerto Rico 0.0%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c	0.08%		07/07/11	510,000	510,000

Total Variable-Rate Securities
(Cost $4,503,551,525)						4,503,551,525

End of Investments.

28 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings (Unaudited) continued

At 06/30/11, the tax basis cost of the fund’s investments was $6,785,347,570.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,065,357,025 or 46.6% of net assets.
d	Delayed-delivery security.
e	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 29

 Schwab California Municipal Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$6,785,347,570
Receivables:
Investments sold		6,810,000
Interest		6,389,087
Fund shares sold		1,522,314
Prepaid expenses	+	6,431

Total assets		6,800,075,402

Liabilities

Payables:
Investments bought		216,522,336
Investment adviser and administrator fees		126,018
Due to custodian		3,345,325
Fund shares redeemed		1,362,143
Distributions to shareholders		27,136
Accrued expenses	+	85,139

Total liabilities		221,468,097

Net Assets

Total assets		6,800,075,402
Total liabilities	−	221,468,097

Net assets		$6,578,607,305

Net Assets by Source
Capital received from investors		6,578,265,245
Net realized capital gains		342,060

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,369,548,407		5,369,423,908		$1.00
Value Advantage Shares	$1,209,058,898		1,209,025,030		$1.00

30 See financial notes

 Schwab California Municipal Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$10,689,020

Expenses

Investment adviser and administrator fees		10,857,952
Shareholder service fees:
Sweep Shares		9,460,464
Value Advantage Shares		1,415,987
Portfolio accounting fees		110,493
Custodian fees		73,792
Shareholder reports		61,126
Professional fees		28,513
Trustees’ fees		26,667
Registration fees		23,002
Transfer agent fees		13,313
Interest expense		1,100
Other expenses	+	91,828

Total expenses		22,164,237
Expense reduction by CSIM and/or Schwab	−	11,809,496
Custody credits	−	390

Net expenses	−	10,354,351

Net investment income		334,669

Realized Gains (Losses)

Net realized gains on investments		342,060

Increase in net assets resulting from operations		$676,729

See financial notes 31

 Schwab California Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$334,669	$713,879
Net realized gains	+	342,060	372,171

Increase in net assets from operations		676,729	1,086,050

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(270,305)	(538,916)
Value Advantage Shares	+	(64,364)	(174,963)

Total distributions from net investment income		(334,669)	(713,879)

Distributions from net realized gains
Sweep Shares		—	(330,412)
Value Advantage Shares	+	—	(84,083)

Total distributions from net realized gains		—	(414,495)

Total distributions		(334,669)	(1,128,374)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		8,664,294,694	17,833,487,537
Value Advantage Shares	+	111,137,511	259,037,059

Total shares sold		8,775,432,205	18,092,524,596

Shares Reinvested
Sweep Shares		237,183	851,039
Value Advantage Shares	+	53,434	232,870

Total shares reinvested		290,617	1,083,909

Shares Redeemed
Sweep Shares		(8,802,375,372)	(17,844,446,128)
Value Advantage Shares	+	(301,461,592)	(1,072,156,880)

Total shares redeemed		(9,103,836,964)	(18,916,603,008)

Net transactions in fund shares		(328,114,142)	(822,994,503)

Net Assets

Beginning of period		6,906,379,387	7,729,416,214
Total decrease	+	(327,772,082)	(823,036,827)

End of period		$6,578,607,305	$6,906,379,387

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

32 See financial notes

Schwab California AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/11–		1/1/10–		1/1/09–		1/1/08–	11/16/07[1]–
	6/30/11*		12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Net realized and unrealized gains (losses)	0.00	[2]	0.00	[2]	0.00	[2]	—	—

Total from investment operations	0.00	[2]	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Less distributions:
Distributions from net investment income	(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]
Distributions from net realized gains	—		(0.00)[2]		(0.00)[2]		—	—

Total distributions	(0.00)[2]		(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]

Net asset value at end of period	1.00		1.00		1.00		1.00	1.00

Total return (%)	0.01	[3]	0.02		0.20		1.65	0.36	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[4,5]	0.35	[5]	0.46	[5,6]	0.45	0.46	[4]
Gross operating expenses	0.64	[4]	0.63		0.64		0.62	0.73	[4]
Net investment income (loss)	0.01	[4]	0.01		0.20		1.60	2.72	[4]
Net assets, end of period ($ x 1,000,000)	192		232		383		562	278

* Unaudited.
1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
6 The ratio of net operating expenses would have been 0.44% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 33

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings as of June 30, 2011 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

40.0%		Fixed-Rate Securities	76,686,532	76,686,532
65.1%		Variable-Rate Securities	124,673,000	124,673,000

105.1%		Total Investments	201,359,532	201,359,532
(5	.1)%	Other Assets and Liabilities, Net		(9,712,030)

100.0%		Net Assets		191,647,502

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 40.0% of net assets

California 38.8%
Alameda Cnty Jt Powers Auth
Lease Revenue CP Notes Series A	a	0.20%		08/09/11	2,000,000	2,000,000

Bay Area Toll Auth
Toll Bridge RB Series 2006F		3.75%		04/01/12	1,000,000	1,025,816

Toll Bridge Sub RB Series 2010S2	a,b,c	0.43%		07/28/11	2,000,000	2,000,000

California
GO CP Notes	a	1.25%		07/06/11	1,000,000	1,000,000

California Education Notes Program
Note Participation Fiscal Year 2010-2011 Series A		2.00%		07/01/11	1,500,000	1,500,000

California Infrastructure & Economic Development Bank
RB (J. Paul Getty Trust) Series 2004A		4.00%		12/01/11	265,000	268,461

California School Cash Reserve Program Auth
Bonds 2011-2012 Series E		2.00%		06/01/12	1,000,000	1,015,070

Sr Bonds 2011-2012 Series B	d	2.00%		06/01/12	2,000,000	2,027,740

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2002C		3.85%		06/01/12	1,165,000	1,199,880

RB (Kaiser Permanente) Series 2008B		0.38%		11/15/11	1,500,000	1,500,000

Contra Costa Water District
Water Revenue Notes Series A		2.00%		10/01/11	750,000	752,808

East Bay Municipal Utility District
Wastewater Extendible CP Notes		0.38%		01/01/12	2,000,000	2,000,000

Wastewater Extendible CP Notes		0.27%		02/28/12	3,000,000	3,000,000

Water Extendible CP Notes		0.38%		12/31/11	1,000,000	1,000,000

Imperial Irrigation District
Revenue CP Warrants (Electric & Water Systems) Series A	a	0.18%		08/12/11	3,333,000	3,333,000

Los Angeles Cnty
2011-2012 TRAN Series B	d	2.50%		03/30/12	1,000,000	1,016,090

2011-2012 TRAN Series C	d	2.50%		06/29/12	1,000,000	1,020,800

34 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series B	a	0.15%		07/08/11	2,000,000	2,000,000

Lease Revenue CP Notes Series C	a	0.21%		09/01/11	2,000,000	2,000,000

Los Angeles Cnty Metropolitan Transportation Auth
Second Sub Sales Tax Revenue CP Series A-BB	a	0.30%		07/08/11	1,557,000	1,557,000

Los Angeles Dept of Water & Power
Power System Revenue CP Notes	b	0.16%		08/11/11	3,775,000	3,775,000

Water System RB Series 2003B		5.00%		07/01/11	500,000	500,000

Los Angeles Harbor Dept
CP Notes Series AB&C	b	0.33%		08/04/11	2,000,000	2,000,000

Oxnard Financing Auth
Water RB Series 2006	a,b,c	0.40%		07/28/11	2,975,000	2,975,000

Pasadena Area Community College District
GO Refunding Bonds Series 2006C		0.51%		08/01/11	2,000,000	1,999,118

Riverside Cnty
CP Series B	a	0.28%		07/08/11	1,900,000	1,900,000

Sacramento Municipal Utility District
Electric Refunding RB Series 2003S		5.00%		11/15/11	1,000,000	1,015,874

San Diego Cnty Water Auth
CP Series 2006-2	b	0.13%		07/22/11	5,000,000	5,000,000

San Francisco
GO Improvement Bonds Series 2009A	b,c	0.38%		07/28/11	530,000	530,000

San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP	a	0.18%		08/12/11	2,000,000	2,000,000

Southern California Metropolitan Water District
Water RB Series 2005A		4.00%		07/01/11	500,000	500,000

Torrance
TRAN 2010-2011		2.00%		07/06/11	2,000,000	2,000,414

TRAN 2011-2012	d	3.00%		07/12/12	2,000,000	2,053,280

Univ of California
General RB Series 2003A		5.00%		05/15/12	1,000,000	1,040,381

General RB Series 2007J	b,c	0.35%		07/14/11	7,665,000	7,665,000

West Sacramento
Special Tax Bonds (Community Facilities District No. 16)	a	5.90%		09/01/11	1,000,000	1,029,018

Special Tax Bonds (Community Facilities District No. 16)	a	6.00%		09/01/11	3,000,000	3,087,431

William S. Hart UHSD
GO Bonds Series A	a,b,c	0.36%		11/10/11	4,000,000	4,000,000

						74,287,181

Puerto Rico 1.2%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	a	5.00%		08/01/11	2,390,000	2,399,351

Total Fixed-Rate Securities
(Cost $76,686,532)						76,686,532

Variable-Rate Securities 65.1% of net assets

California 65.1%
Alameda Cnty IDA
RB (Dale Hardware) Series 2010	a	0.14%		07/07/11	2,665,000	2,665,000

Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	a,b,c	0.08%		07/07/11	1,083,000	1,083,000

See financial notes 35

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Anaheim Public Financing Auth
Electric System RB Series 2007A	a,b,c,e	0.10%		07/07/11	4,030,000	4,030,000

Electric System Second Lien RB Series 2004	a,b,c	0.10%		07/07/11	2,700,000	2,700,000

Bay Area Toll Auth
Toll Bridge RB Series 2009F1	b,c	0.09%		07/07/11	500,000	500,000

Toll Bridge RB Series 2009F1	b,c	0.14%		07/07/11	1,305,000	1,305,000

California
Economic Recovery Bonds Series 2004C3	a	0.03%		07/01/11	500,000	500,000

GO Bonds Series 2004A4	a	0.03%		07/01/11	2,000,000	2,000,000

California Educational Facilities Auth
RB (Univ of San Diego) Series 1999 & Refunding RB (Loyola Marymount Univ) Series 2001A	a,b,c	0.08%		07/07/11	340,000	340,000

RB (Univ of Southern California) Series 2009A	b,c	0.15%		07/07/11	2,220,000	2,220,000

California Health Facilities Financing Auth
RB (Childrens Hospital Los Angeles) Series 2010B	a	0.05%		07/01/11	1,000,000	1,000,000

RB (Sutter Health) Series 2007A	b,c	0.10%		07/07/11	4,500,000	4,500,000

RB (Sutter Health) Series 2011B	b,c	0.10%		07/07/11	2,100,000	2,100,000

California Infrastructure & Economic Development Bank
RB ( J. Paul Getty Trust) Series 2004B		0.02%		07/01/11	3,900,000	3,900,000

RB (Asian-American Drug Abuse Program) Series 2008	a	0.19%		07/07/11	3,430,000	3,430,000

RB (Casa Loma College) Series 2009	a	0.18%		07/07/11	2,000,000	2,000,000

RB (Contemporary Jewish Museum) Series 2006	a	0.05%		07/01/11	700,000	700,000

RB (Orange Cnty Performing Arts Center) Series 2008A	a	0.10%		07/07/11	5,000,000	5,000,000

California Municipal Finance Auth
Recovery Zone Facility RB (Chevron) Series 2010A		0.02%		07/01/11	1,600,000	1,600,000

California Pollution Control Financing Auth
Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010	a	0.14%		07/07/11	2,335,000	2,335,000

California Statewide Communities Development Auth
M/F Housing Refunding RB (Irvine Apt Communities) Series 2008C2&C3	a,b,c	0.19%		07/07/11	2,000,000	2,000,000

RB (Kaiser Permanente) Series 2003B		0.06%		07/07/11	4,200,000	4,200,000

Refunding RB (Los Angeles Cnty Museum of Art) Series 2008B	a	0.05%		07/07/11	1,700,000	1,700,000

Chaffey Community College District
GO Bonds Series 2005B	b,c,e	0.18%		07/07/11	6,600,000	6,600,000

Diamond Bar Public Financing Auth
Lease RB Series 2002A	a	0.08%		07/07/11	3,375,000	3,375,000

East Bay Municipal Utility District
Water System Sub Refunding RB Series 2009A1		0.12%	07/07/11	12/01/11	3,935,000	3,935,000

Water System Sub Refunding RB Series 2009A2		0.12%	07/07/11	03/01/12	2,955,000	2,955,000

Water System Sub Refunding RB Series 2010A	b,c	0.09%		07/07/11	240,000	240,000

Grossmont UHSD
GO Bonds Series 2008	b,c	0.10%		07/07/11	1,000,000	1,000,000

Irvine Assessment District
Limited Obligation Improvement Bonds (Assessment District No. 93-14) Series 2000	a	0.03%		07/01/11	2,000,000	2,000,000

Irvine Ranch Water District
Refunding Bonds Series 2011A1		0.13%	07/07/11	04/02/12	1,000,000	1,000,000

Refunding Bonds Series 2011A2		0.13%	07/07/11	04/02/12	870,000	870,000

Los Angeles
Wastewater System Refunding RB Series 2003A	b,c	0.09%		07/07/11	1,000,000	1,000,000

Los Angeles Community College District
GO Bonds Series 2007A	b,c	0.09%		07/07/11	3,000,000	3,000,000

36 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Dept of Airports
Airport Sr RB Series 2010A	b,c	0.14%		07/07/11	2,160,000	2,160,000

Los Angeles Dept of Water & Power
Power System RB Series 2005A2	b,c	0.09%		07/07/11	100,000	100,000

Power System RB Series 2007A1	b,c	0.12%		07/07/11	6,000,000	6,000,000

Los Angeles USD
GO Bonds Series 2009D&2009I	b,c,e	0.09%		07/07/11	400,000	400,000

GO Bonds Series 2009F	b,c	0.10%		07/07/11	300,000	300,000

Newport-Mesa USD
GO Bonds Series 2007	b,c	0.09%		07/07/11	5,240,000	5,240,000

Orange Cnty Sanitation District
COP Series 2007B	b,c	0.09%		07/07/11	1,670,000	1,670,000

Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	b,c	0.48%		07/07/11	550,000	550,000

Refunding RB Series 2007B	b,c	0.57%		07/07/11	1,500,000	1,500,000

San Diego Cnty Regional Transportation Commission
Sales Tax RB Series 2008B	b	0.05%		07/07/11	2,425,000	2,425,000

San Diego Cnty Water Auth
Water Revenue COP Series 2008A	b,c	0.09%		07/07/11	1,000,000	1,000,000

San Diego Community College District
GO Bonds Series 2009	b,c	0.09%		07/07/11	3,125,000	3,125,000

San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A	b,c	0.14%		07/07/11	4,000,000	4,000,000

San Mateo Cnty Community College District
GO Bonds Series 2006B	b,c	0.09%		07/07/11	255,000	255,000

Simi Valley USD
GO Bonds Series 2007C	a,b,c	0.12%		07/07/11	4,320,000	4,320,000

Southern California Metropolitan Water District
Water RB Series 2003B1	b,c	0.09%		07/07/11	1,000,000	1,000,000

Water Refunding RB Series 2009A1		0.09%	07/07/11	01/06/12	3,000,000	3,000,000

Water Refunding RB Series 2009A2		0.09%	07/07/11	10/10/11	5,000,000	5,000,000

Sunnyvale
Refunding COP Series 2009A	a,e	0.08%		07/07/11	2,595,000	2,595,000

Sweetwater UHSD
GO Bonds Series 2008A	a,b,c	0.10%		07/07/11	1,000,000	1,000,000

West Hills Community College District
COP (2008 Refunding)	a	0.08%		07/07/11	1,250,000	1,250,000

Total Variable-Rate Securities
(Cost $124,673,000)						124,673,000

End of Investments.

At 06/30/11, the tax basis cost of the fund’s investments was $201,359,532.

a	Credit-enhanced security.
b	Liquidity-enhanced security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $82,408,000 or 43.0% of net assets.
d	Delayed-delivery security.
e	All or a portion of this security is held as collateral for delayed-delivery securities.

See financial notes 37

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings (Unaudited) continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

38 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of June 30, 2011; unaudited.

Assets

Investments, at cost and value (Note 2a)		$201,359,532
Cash		82,791
Receivables:
Investments sold		105,000
Interest		326,299
Fund shares sold		167,644
Prepaid expenses	+	596

Total assets		202,041,862

Liabilities

Payables:
Investments bought		10,340,834
Shareholder services fees		1,993
Fund shares redeemed		25,353
Distributions to shareholders		798
Accrued expenses	+	25,382

Total liabilities		10,394,360

Net Assets

Total assets		202,041,862
Total liabilities	−	10,394,360

Net assets		$191,647,502

Net Assets by Source
Capital received from investors		191,595,843
Net realized capital gains		51,659

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$191,647,502		191,551,664		$1.00

See financial notes 39

 Schwab California AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2011 through June 30, 2011; unaudited.

Investment Income

Interest		$376,925

Expenses

Investment adviser and administrator fees		368,250
Shareholder service fees		231,472
Portfolio accounting fees		22,202
Trustees’ fees		15,872
Professional fees		15,526
Registration fees		8,042
Transfer agent fees		5,484
Custodian fees		4,162
Shareholder reports		1,407
Interest expense		99
Other expenses	+	3,969

Total expenses		676,485
Expense reduction by CSIM and/or Schwab	−	310,057
Custody credits	−	22

Net expenses	−	366,406

Net investment income		10,519

Realized Gains (Losses)

Net realized gains on investments		51,659

Increase in net assets resulting from operations		$62,178

40 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.
Figures for the current period are unaudited.

Operations

1/1/11-6/30/11			1/1/10-12/31/10
Net investment income		$10,519	$29,814
Net realized gains	+	51,659	15,631

Increase in net assets from operations		62,178	45,445

Distributions to Shareholders

Distributions from net investment income		(10,519)	(29,814)
Distributions from net realized gains	+	—	(16,196)

Total distributions		(10,519)	(46,010)

Transactions in Fund Shares*

Shares sold		17,731,957	52,910,947
Shares reinvested		8,781	41,606
Shares redeemed	+	(57,690,215)	(204,656,600)

Net transactions in fund shares		(39,949,477)	(151,704,047)

Net Assets

Beginning of period		231,545,320	383,249,932
Total decrease	+	(39,897,818)	(151,704,612)

End of period		$191,647,502	$231,545,320

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 41

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab California Municipal Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab California AMT Tax-Free Money Fund currently offers one share of class: Value Advantage Shares.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

42

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2011, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures were required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which were effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended June 30, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 43

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, the negative perceptions of the ability of an issuer, guarantor or liquidity provider to make such payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or

44

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancement provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

The funds invest primarily in securities issued by the State of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of a fund’s portfolio. Further, a fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the State of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affects the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transactions costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

 45

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the Schwab California Municipal Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab California Municipal Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The swap administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares*	0.25%	0.10%
Value Advantage Shares	0.22%	n/a

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with each fund, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Sweep Shares*	0.60%
Value Advantage Shares	0.45%

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

In addition, effective January 1, 2011 through December 31, 2011, CSIM and Schwab agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab

46

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of June 30, 2011, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2012	December 31, 2013	December 31, 2014	Total

Schwab California Municipal Money Fund
Sweep Shares	$5,246,528	$14,443,839	$7,722,446	$27,412,813
Value Advantage Shares	442,770	2,093,924	870,857	3,407,551
Schwab California AMT Tax-Free Money Fund	68,572	273,033	101,875	443,480

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended June 30, 2011, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab California Municipal Money Fund	$202,575,364
Schwab California AMT Tax-Free Money Fund	56,096,231

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

The trust’s Board of Trustees oversees the general conduct of the trust and the funds. Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 47

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes, unaudited (continued)

8. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2010, the funds had no capital losses deferred and capital losses utilized.

As of June 30, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

48

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between The Charles Schwab Family of Funds (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund, and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the funds at meetings held on April 28, 2011, and June 15, 2011, and approved the renewal of the Agreement with respect to the funds for an additional one year term at the meeting held on June 15, 2011. The Board’s approval of the Agreement with respect to the funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the funds;

2.	each fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the funds.

Fund Performance. The Board considered the funds’ performance in determining whether to renew the Agreement with respect to the funds. Specifically, the Trustees considered each fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each fund, the Trustees considered both risk and shareholder risk expectations for such fund and the appropriateness of the benchmark used to

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compare the performance of each fund. The Trustees further considered the level of fund performance in the context of its review of fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the funds supported renewal of the Agreement with respect to the funds.

Fund Expenses. With respect to the funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total fund expenses from exceeding a specified cap. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the funds are reasonable and supported renewal of the Agreement with respect to the funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the funds, such as whether, by virtue of its management of the funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered contractual investment advisory fee schedules with respect to the funds that include lower fees at higher graduated asset levels. The Board also considered certain commitments by CSIM and Schwab that are designed to pass along potential economies of scale to fund shareholders. Specifically, the Board considered CSIM and Schwab’s previously negotiated commitments, which may be changed only with Board approval, relating to: (i) reductions of contractual advisory fees or addition of breakpoints for certain funds within the fund complex, (ii) implementation, by means of expense limitation agreement, of additional reductions in net overall expenses for certain funds, and (iii) future net total operating expense reductions for taxable money funds as a group and non-taxable money funds as a group when aggregate assets of such group of funds exceed certain levels. In particular, the Board considered the actual expense reductions with respect to the funds that resulted from CSIM and Schwab’s commitments set forth above. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the funds and concluded that the compensation under the Agreement with respect to the funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 87 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	87	None

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 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President, Chief Executive Officer and Chief Investment Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer and Chief Investment Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary (Officer of The Charles Schwab Family of Funds since 2011.)	Vice President, Charles Schwab & Co., Inc., (March 2004 – present) and Charles Schwab Investment Management, Inc. (Jan 2011 – present); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary, Schwab ETFs (May 2011 – present).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as

54

airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

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Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR25721-09

Item 2:	Code of Ethics.
     Not applicable to this semi-annual report.

Item 3:	Audit Committee Financial Expert.
     Not applicable to this semi-annual report.

Item 4:	Principal Accountant Fees and Services.
     Not applicable to this semi-annual report.

Item 5:	Audit Committee of Listed Registrants.
     Not applicable.

Item 6:	Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
     Not applicable.

Item 11:	Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.
(a)(1)	Code of ethics — not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant )	The Charles Schwab Family of Funds

By:	/S/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer
Date: August 10,2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer
Date: August 10,2011

By:	/s/ George Pereira George Pereira
Treasurer and Principal Financial Officer
Date: August 10,2011